UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07238

SUNAMERICA SERIES TRUST

(Exact name of registrant as specified in charter)

1 SunAmerica Center Los Angeles, CA 90067-6022

(Address of principal executive offices) (Zip code)

John T. Genoy

Senior Vice President

SunAmerica Asset Management Corp.

Harborside Financial Center,

3200 Plaza 5

Jersey City, NJ 07311

(Name and address of agent for service)

Registrant’s telephone number, including area code: (201) 324-6414

Date of fiscal year end: January 31

Date of reporting period: April 30, 2012

Item 1 — Schedule of Investments

This filing is on behalf of thirty-two of the thirty-six Investment Company Series of SunAmerica Series Trust.

SunAmerica Series Trust

Cash Management Portfolio

PORTFOLIO OF INVESTMENTS — April 30, 2012

(unaudited)

Security Description	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENT SECURITIES — 98.4%
Asset-Backed Commercial Paper — 32.8%
Atlantis One Funding Corp. 0.39% due 07/24/12*	$2,400,000	$2,398,464
Chariot Funding LLC 0.19% due 06/11/12*	4,000,000	3,999,134
Chariot Funding LLC 0.22% due 06/15/12*	1,000,000	999,725
Chariot Funding LLC 0.25% due 08/01/12*	3,300,000	3,298,515
Chariot Funding LLC 0.25% due 08/16/12*	3,015,000	3,013,191
Chariot Funding LLC 0.32% due 07/05/12*	1,000,000	999,700
FCAR Owner Trust I 0.45% due 10/01/12	3,000,000	2,994,150
FCAR Owner Trust I 0.55% due 07/02/12	5,000,000	4,997,650
FCAR Owner Trust II 0.29% due 07/02/12	5,315,000	5,312,502
FCAR Owner Trust II 0.29% due 07/03/12	615,000	614,705
Gotham Funding Corp. 0.26% due 05/30/12*	1,105,000	1,104,769
Gotham Funding Corp. 0.26% due 06/08/12*	1,300,000	1,299,643
Gotham Funding Corp. 0.28% due 07/02/12*	3,700,000	3,698,076
Jupiter Securitization Co., LLC 0.32% due 07/05/12*	1,000,000	999,450
Kells Funding LLC 0.33% due 05/11/12*	1,000,000	1,000,000
Kells Funding LLC 0.44% due 06/19/12*	1,000,000	999,401
Kells Funding LLC 0.45% due 06/18/12*	600,000	599,640
Kells Funding LLC 0.50% due 07/11/12*	600,000	599,658
Kells Funding LLC 0.55% due 07/26/12*	1,985,000	1,983,491
Kells Funding LLC 0.57% due 07/02/12*	460,000	459,784
Kells Funding LLC 0.57% due 07/03/12*	8,400,000	8,395,968
Manhattan Asset Funding Co. LLC 0.21% due 05/03/12*	3,100,000	3,099,964
Manhattan Asset Funding Co. LLC 0.22% due 05/04/12*	5,900,000	5,899,892
Market Street Funding LLC 0.16% due 05/22/12*	1,555,000	1,554,855
Market Street Funding LLC 0.21% due 06/15/12*	760,000	759,801
Market Street Funding LLC 0.22% due 07/12/12*	450,000	449,856
MetLife Short Term Funding LLC 0.23% due 07/09/12*	1,344,000	1,343,274
MetLife Short Term Funding LLC 0.23% due 07/11/12*	5,000,000	4,997,150
Old Line Funding LLC 0.26% due 05/14/12*	3,500,000	3,499,671
Old Line Funding LLC 0.32% due 07/17/12*	1,250,000	1,249,637
Royal Park Investments Funding Corp. 0.80% due 05/10/12*	525,000	524,895
Royal Park Investments Funding Corp. 0.84% due 05/03/12*	1,300,000	1,299,939
Royal Park Investments Funding Corp. 0.85% due 05/03/12*	1,100,000	1,099,948
Royal Park Investments Funding Corp. 0.85% due 05/08/12*	1,550,000	1,549,744
Royal Park Investments Funding Corp. 0.85% due 05/16/12*	2,290,000	2,289,189
Royal Park Investments Funding Corp. 0.85% due 05/22/12*	625,000	624,690
Royal Park Investments Funding Corp. 0.85% due 05/23/12*	1,835,000	1,834,047
Salisbury Receivables Co. LLC 0.20% due 05/16/12*	1,330,000	1,329,889
Sheffield Receivables Corp. 0.29% due 07/24/12*	980,000	979,255
Sheffield Receivables Corp. 0.29% due 07/25/12*	2,595,000	2,593,002
Sheffield Receivables Corp. 0.29% due 07/26/12*	2,030,000	2,028,417
Sheffield Receivables Corp. 0.29% due 07/27/12*	890,000	889,288
Surrey Funding Corp. 0.41% due 05/08/12*	3,700,000	3,699,705
Victory Receivables Corp. 0.27% due 06/07/12*	2,500,000	2,499,306
Working Capital Management Co. 0.23% due 05/02/12*	1,050,000	1,049,993
Working Capital Management Co. 0.23% due 05/03/12*	3,370,000	3,369,957
Working Capital Management Co. 0.23% due 05/07/12*	1,200,000	1,199,954
Working Capital Management Co. 0.25% due 05/08/12*	1,200,000	1,199,942

Total Asset-Backed Commercial Paper (cost $102,673,366)		102,682,876

Certificates of Deposit — 30.3%
Bank of Montreal 0.16% due 05/24/12	3,885,000	3,885,000
Bank of Nova Scotia Houston 0.29% due 10/15/12	4,000,000	3,999,640
Bank of Nova Scotia Houston 0.29% due 10/17/12	2,920,000	2,919,591
Bank of Nova Scotia Houston 0.29% due 10/18/12	1,500,000	1,499,790
Bank of Nova Scotia Houston 0.32% due 10/18/12	1,500,000	1,500,075
Bank of Nova Scotia Houston 0.42% due 07/09/12	3,000,000	3,001,230
Bank of Nova Scotia Houston 0.77% due 10/18/12	290,000	290,241
Bank of Tokyo-Mitsubishi UFJ, Ltd. NY 0.35% due 07/31/12	1,700,000	1,700,000

Bank of Tokyo-Mitsubishi UFJ, Ltd. NY 0.37% due 05/24/12	1,600,000	1,600,000
Bank of Tokyo-Mitsubishi UFJ, Ltd. NY 0.38% due 05/08/12	3,200,000	3,200,000
Branch Banking & Trust Co. 0.18% due 07/23/12	1,555,000	1,555,000
Chase Bank USA NA 0.18% due 07/23/12	1,510,000	1,510,000
Credit Suisse NY 0.30% due 06/11/12	7,000,000	7,000,000
Credit Suisse NY 0.31% due 06/19/12	3,100,000	3,100,000
Credit Suisse NY 0.60% due 05/08/12	2,900,000	2,900,188
DnB Bank ASA NY 0.38% due 06/14/12	1,100,000	1,100,000
DnB Bank ASA NY 0.40% due 06/18/12	2,500,000	2,500,000
National Australia Bank NY 0.29% due 10/26/12	2,300,000	2,299,671
National Australia Bank NY 0.40% due 07/16/12	7,000,000	7,003,430
National Australia Bank NY 0.40% due 07/18/12	1,700,000	1,700,850
Nordea Bank Finland PLC NY 0.35% due 06/13/12	700,000	700,000
Nordea Bank Finland PLC NY 0.41% due 05/21/12	875,000	875,053
Nordea Bank Finland PLC NY 0.62% due 07/25/12	1,600,000	1,601,488
Rabobank Nederland NV NY 0.36% due 05/24/12	1,350,000	1,350,025
Rabobank Nederland NV NY 0.38% due 06/25/12	1,475,000	1,475,000
Rabobank Nederland NV NY 0.43% due 07/12/12	1,475,000	1,475,501
Rabobank Nederland NV NY 0.51% due 10/02/12	3,090,000	3,090,000
Rabobank Nederland NV NY 0.52% due 10/10/12	2,500,000	2,500,100
Rabobank Nederland NV NY 0.52% due 10/12/12	1,270,000	1,270,064
Rabobank Nederland NV NY 0.61% due 08/02/12	235,000	235,172
Rabobank Nederland NV NY 0.61% due 11/09/12	415,000	415,004
Sumitomo Mitsui Banking Corp. NY 0.36% due 06/12/12	2,500,000	2,500,000
Sumitomo Mitsui Banking Corp. NY 0.36% due 07/09/12	5,700,000	5,699,658
Sumitomo Mitsui Banking Corp. NY 0.36% due 07/11/12	750,000	749,955
Svenska Handelsbanken NY 0.25% due 07/23/12	3,000,000	2,999,850
Svenska Handelsbanken NY 0.26% due 07/30/12	4,600,000	4,600,060
Svenska Handelsbanken NY 0.55% due 09/06/12	2,200,000	2,200,616
Svenska Handelsbanken NY 0.57% due 09/04/12	1,200,000	1,200,420
Svenska Handelsbanken NY 0.58% due 08/24/12	3,000,000	3,002,130
Westpac Banking Corp. NY 0.50% due 06/27/12	2,600,000	2,600,000

Total Certificates of Deposit (cost $94,797,690)		94,804,802

Commercial Paper — 4.8%
Coca-Cola Co. 0.14% due 05/04/12*	650,000	649,992
Coca-Cola Co. 0.14% due 05/15/12*	1,300,000	1,299,929
Coca-Cola Co. 0.16% due 06/04/12*	1,000,000	999,849
Coca-Cola Co. 0.16% due 07/05/12*	250,000	249,950
Coca-Cola Co. 0.18% due 07/18/12*	3,140,000	3,139,089
General Electric Capital Corp. 0.18% due 05/23/12	3,500,000	3,499,615
General Electric Co. 0.16% due 06/27/12	1,000,000	999,747
Johnson & Johnson 0.13% due 07/30/12*	2,610,000	2,609,191
Johnson & Johnson 0.15% due 07/23/12*	250,000	249,935
Proctor & Gamble Co. 0.12% due 05/17/12*	1,135,000	1,134,940

Total Commercial Paper (cost $14,831,840)		14,832,237

U.S. Corporate Notes — 0.0%
Cheyne Finance LLC FRS Escrow Security 4.83% due 10/25/07*(1)(2)(3)(4)(5)	2,169,914	21,482
Cheyne Finance LLC FRS Escrow Security 4.83% due 01/25/08*(1)(2)(3)(4)(5)	3,157,859	31,263

Total U.S. Corporate Notes (cost $136,462)		52,745

Municipal Bonds & Notes — 7.2%
Calleguas-Las Virgenes Public Financing Authority Revenue VRDN (LOC-Wells Fargo Bank NA) 0.19% due 04/01/13(6)	240,000	240,000
Colorado Housing & Finance Authority Revenue VRDN (LOC-Fannie Mae & Freddie Mac) 0.19% due 05/01/41(6)	1,120,000	1,120,000
Colorado Housing & Finance Authority Single Family Mtg. Revenue VRDN (LOC-Fannie Mae & Freddie Mac) 0.20% due 11/01/33(6)	825,000	825,000

Colorado Housing & Finance Authority Revenue VRDN 0.23% due 10/01/34(6)	190,000	190,000
Connecticut Housing Finance Authority Revenue VRDN 0.27% due 11/15/38(6)	175,000	175,000
Connecticut Housing Finance Authority Revenue VRDN 0.30% due 05/15/33(6)	600,000	600,000
East Bay Municipal Utility District Revenue VRDN 0.23% due 06/01/38(6)	405,000	405,000
Illinois State Toll Highway Authority Revenue VRDN 0.50% due 01/01/31(6)	1,445,000	1,445,000
Iowa Finance Authority Single Family Mtg. Revenue VRDN 0.19% due 07/01/37(6)	1,350,000	1,350,000
Kent Hospital Finance Authority Revenue VRDN (LOC-Bank of NY Mellon) 0.22% due 01/15/26(6)	1,225,000	1,225,000
Metropolitan Water District of Southern California Revenue VRDN 0.21% due 07/01/35(6)	800,000	800,000
Metropolitan Water District of Southern California Revenue VRDN 0.25% due 07/01/37(6)	2,350,000	2,350,000
New Hampshire Health & Education Facilities Authority Revenue VRDN 0.23% due 06/01/41(6)	170,000	170,000
New Mexico Finance Authority State Transportation Revenue VRDN (LOC-Royal Bank of Canada) 0.20% due 12/15/26(6)	300,000	300,000
New York City Municipal Water Finance Authority Revenue VRDN 0.29% due 06/15/39(6)	465,000	465,000
New York State Dormitory Authority Revenue VRDN (LOC-TD Bank NA) 0.21% due 07/01/39(6)	310,000	310,000
Port of Seattle Washington Revenue VRDN (LOC-Landesbank Hessen) 0.30% due 07/01/33(6)	800,000	800,000
Simmons College Massachusetts Revenue VRDN (LOC-TD Bank NA) 0.21% due 10/01/22(6)	240,000	240,000
St Louis Industrial Development Authority Revenue VRDN (LOC-US Bank NA) 0.25% due 12/01/40(6)	280,000	280,000
State of California VRDN General Obligation Bonds (LOC-Barclays Bank PLC) 0.28% due 05/01/40(6)	1,115,000	1,115,000
State of Texas VRDN General Obligation Bonds 0.19% due 12/01/29(6)	750,000	750,000
State of Texas VRDN General Obligation Bonds 0.20% due 12/01/23(6)	445,000	445,000
State of Texas VRDN General Obligation Bonds 0.22% due 12/01/32(6)	485,000	485,000
State of Texas VRDN General Obligation Bonds 0.25% due 06/01/45(6)	400,000	400,000
State of Texas VRDN General Obligation Bonds 0.26% due 06/01/20(6)	390,000	390,000
State of Texas VRDN General Obligation Bonds 0.26% due 12/01/24(6)	240,000	240,000
State of Texas VRDN General Obligation Bonds 0.26% due 12/01/29(6)	100,000	100,000
State of Texas VRDN General Obligation Bonds 0.26% due 06/01/31(6)	905,000	905,000
State of Texas VRDN General Obligation Bonds 0.28% due 12/01/26(6)	220,000	220,000
State of Texas VRDN General Obligation Bonds 0.28% due 06/01/34(6)	355,000	355,000
State of Texas VRDN General Obligation Bonds 0.29% due 12/01/26(6)	2,025,000	2,025,000
University of Texas System Revenue VRDN 0.20% due 08/01/25(6)	580,000	580,000
Wisconsin Health & Educational Facilities Authority Revenue VRDN (LOC-US Bank NA) 0.23% due 08/15/33(6)	185,000	185,000
Wisconsin Health & Educational Facilities Authority Revenue VRDN (LOC-PNC Bank NA) 0.23% due 08/15/36(6)	800,000	800,000
Wisconsin Housing & Economic Development Authority Revenue VRDN 0.85% due 09/01/27(6)	105,000	105,000

Wisconsin Housing & Economic Development Authority Revenue VRDN 0.85% due 09/01/34(6)	160,000	160,000

Total Municipal Bonds & Notes (cost $22,550,000)		22,550,000

U.S. Government Agencies — 20.9%
Federal Farm Credit Bank Disc. Notes
0.03% due 05/01/12	64,489,000	64,489,000
0.15% due 07/05/12	1,000,000	999,870

Total U.S. Government Agencies (cost $65,488,729)		65,488,870

U.S. Government Treasuries — 2.4%
United States Treasury Notes
0.50% due 11/30/12	550,000	551,051
1.13% due 12/15/12	670,000	673,926
1.38% due 09/15/12	925,000	929,227
1.38% due 01/15/13	2,695,000	2,717,638
3.88% due 10/31/12	800,000	814,752
4.63% due 07/31/12	1,770,000	1,789,912

Total U.S. Government Treasuries (cost $7,476,978)		7,476,506

Total Short-Term Investment Securities — 98.4% (cost $307,955,065)		307,888,036

TOTAL INVESTMENTS — (cost $307,955,065)(7)	98.4%	307,888,036
Other assets less liabilities	1.6	4,884,942

NET ASSETS	100.0%	$312,772,978

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2012, the aggregate value of these securities was $99,149,489 representing 31.7% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 1.

(2)	Illiquid security. At April 30, 2012, the aggregate value of these securities was $52,745 representing 0.0% of net assets.

(3)	Security in default

(4)	Security issued by a structured investment vehicle (“SIV”). These SIV’s may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning the interest in and structure of the issuer or the originator of the receivables, or the credit worthiness of the entities that provide any credit enhancements.

(5)	On August 28, 2007, mark to market losses experienced in the investment portfolio of SIV Portfolio, PLC (“SIV Portfolio”) (formerly Cheyne Finance PLC), the issuer of the underlying notes held by Cheyne Finance LLC, the issuer of the medium term notes (the “Notes”) held by the Portfolio, triggered the appointment of receivers (Deloitte & Touche LLP) (collectively, the Receiver”). On October 17, 2007, the Receiver determined that SIV Portfolio was about to become unable to pay its debts as they came due and that an insolvency event had occurred. As a result of this determination, the Notes became immediately due and payable and are in default as a result of non payment. These events, which are based on published reports, materially adversely affect the ability of SIV Portfolio to make interest and principal payments due on the Notes. On April 16, 2008, however, the Receiver made a partial payment of principal and interest due on the Notes. On July 23, 2008, the Receiver concluded the sale of SIV Portfolio’s investment portfolio and a distribution to senior creditors, including the Portfolio, was made. Furthermore, an additional distribution to senior creditors, including the Portfolio, was made on August 13, 2008. The market value of the Notes, as of April 30, 2012, represents the Notes’ residual value that may be distributed to the Portfolio.

(6)	The security’s effective maturity date is less than one year.

(7)	See Note 4 for cost of investments on a tax basis.

FRS	— Floating Rate Security

LOC	— Letter of Credit

VRDN — Variable Rate Demand Notes

The rates shown on FRS and VRDN are the current interest rates at April 30, 2012 and unless noted otherwise, the dates shown are the original maturity dates.

Industry Allocation*

Banks-Foreign-US Branches	29.3%
U.S. Government Agencies	20.9
Asset Backed Commercial Paper/Fully Supported	17.7
Asset Backed Commercial Paper/Auto	10.2
Municipal	7.0
Asset Backed Commercial Paper/Diversified	2.5
Sovereigns/Supranational	2.4
Food & Beverage	2.0
Diversified	1.8
Asset Backed Commercial Paper/Trade Receivables	1.7
Banks-Domestic	1.0
Healthcare	0.9
Asset Backed Commercial Paper/Other	0.8
Higher Education	0.1
Single Family Housing	0.1
Asset Backed/Structured Investment	0.0

98.4%

*	Calculated as a percentage of net assets

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2012 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3-Signifcant Unobservable Inputs	Total
ASSETS:
Short-Term Investment Securities:
Asset Backed Commercial Paper	$—	$102,682,876	$—	102,682,876
Certificates of Deposit	—	94,804,802	—	94,804,802
Commercial Paper	—	14,832,237	—	14,832,237
U.S. Corporate Notes	—	—	52,745	52,745
Municipal Bonds & Notes	—	22,550,000	—	22,550,000
U.S. Government Agencies	—	65,488,870	—	65,488,870
U.S. Government Treasuries	—	7,476,506	—	7,476,506

Total	$—	$307,835,291	$52,745	$307,888,036

The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period. There were no transfers between levels.

At the beginning and/or end of the reporting period, Level 3 investments in securities and other financial instruments were not considered a material portion of the Portfolio.

See Notes to Portfolio of Investments

SunAmerica Series Trust

Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS — April 30, 2012

(unaudited)

Security Description	Shares/ Principal Amount	Value (Note 1)

ASSET BACKED SECURITIES — 0.0%
Diversified Financial Services — 0.0%
125 Home Loan Owner Trust VRS Series 1998-1A, Class B1 9.76% due 02/15/29*(1)	$5,652	$4,706
SMFC Trust VRS Series 1997-A, Class B1-4 3.04% due 01/20/35*(1)(2)(3)	2,736	2,317

Total Asset Backed Securities (cost $8,240)		7,023

U.S. CORPORATE BONDS & NOTES — 81.1%
Advertising Agencies — 0.2%
Interpublic Group of Cos., Inc. Senior Notes 4.00% due 03/15/22	250,000	249,884
Interpublic Group of Cos., Inc. Senior Notes 10.00% due 07/15/17	870,000	990,713
Omnicom Group, Inc. Senior Notes 3.63% due 05/01/22	1,500,000	1,501,225

		2,741,822

Advertising Sales — 0.0%
Lamar Media Corp. Company Guar. Notes 5.88% due 02/01/22*	275,000	282,563
Lamar Media Corp. Company Guar. Notes 7.88% due 04/15/18	200,000	218,750

		501,313

Advertising Services — 0.3%
inVentiv Health, Inc. Senior Notes 10.00% due 08/15/18*	975,000	875,063
Visant Corp. Company Guar. Notes 10.00% due 10/01/17	2,075,000	1,968,656

		2,843,719

Aerospace/Defense — 0.4%
BAE Systems Holdings, Inc. Company Guar. Notes 5.20% due 08/15/15*	3,020,000	3,302,551
Rockwell Collins, Inc. Senior Notes 3.10% due 11/15/21	750,000	772,943

		4,075,494

Aerospace/Defense-Equipment — 0.2%
Sequa Corp. Company Guar. Notes 11.75% due 12/01/15*	325,000	344,906
Sequa Corp. Company Guar. Notes 13.50% due 12/01/15*	338,145	358,857
TransDigm, Inc. Company Guar. Notes 7.75% due 12/15/18	975,000	1,062,750

		1,766,513

Agricultural Chemicals — 0.2%
Incitec Pivot Finance LLC Company Guar. Notes 6.00% due 12/10/19*	1,940,000	2,104,074

Airlines — 0.4%
Southwest Airlines Co. Senior Notes 5.13% due 03/01/17	2,500,000	2,741,607
Southwest Airlines Co. Debentures 7.38% due 03/01/27	1,215,000	1,321,716

		4,063,323

Appliances — 0.3%
Whirlpool Corp. Senior Notes 5.50% due 03/01/13	2,730,000	2,822,258

Applications Software — 0.2%
Emdeon, Inc. Company Guar. Notes 11.00% due 12/31/19*	825,000	932,250
Serena Software, Inc. Company Guar. Notes 10.38% due 03/15/16	1,300,000	1,339,000

		2,271,250

Auto-Cars/Light Trucks — 1.2%
Chrysler Group LLC/CG Co-Issuer, Inc. Sec. Notes 8.00% due 06/15/19	325,000	336,375
Chrysler Group LLC/CG Co-Issuer, Inc. Sec. Notes 8.25% due 06/15/21	1,250,000	1,293,750
Daimler Finance North America LLC Company Guar. Notes 1.65% due 04/10/15*	660,000	661,922
Daimler Finance North America LLC Company Guar. Notes 2.63% due 09/15/16*	1,700,000	1,757,827
Daimler Finance North America LLC Company Guar. Notes 2.95% due 01/11/17*	4,000,000	4,172,672
General Motors Corp. Escrow Notes 7.20% due 01/15/11†(1)(2)(4)	1,000,000	15,000
General Motors Corp. Escrow Notes 7.40% due 09/01/25†(1)(2)(4)	2,800,000	42,000
General Motors Corp. Escrow Notes 9.45% due 11/01/11†(1)(2)(4)	250,000	3,750
Nissan Motor Acceptance Corp. Senior Notes 4.50% due 01/30/15*	4,570,000	4,894,973

		13,178,269

Auto/Truck Parts & Equipment-Original — 0.7%
Affinia Group, Inc. Company Guar. Notes 9.00% due 11/30/14	1,050,000	1,057,875

Affinia Group, Inc. Senior Sec. Notes 10.75% due 08/15/16*	300,000	328,875
American Axle & Manufacturing, Inc. Company Guar. Notes 7.75% due 11/15/19	1,375,000	1,485,000
ArvinMeritor, Inc. Company Guar. Notes 10.63% due 03/15/18	425,000	461,656
Cooper-Standard Automotive, Inc. Company Guar. Notes 8.50% due 05/01/18	575,000	621,000
Johnson Controls, Inc. Senior Notes 5.00% due 03/30/20	240,000	274,563
Pittsburgh Glass Works LLC Senior Sec. Notes 8.50% due 04/15/16*	1,175,000	1,157,375
Tenneco, Inc. Company Guar. Notes 6.88% due 12/15/20	825,000	886,875
Tomkins LLC/Tomkins, Inc. Sec. Notes 9.00% due 10/01/18	843,000	937,837
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc. Senior Sec. Notes 10.63% due 09/01/17*	625,000	671,094

		7,882,150

Auto/Truck Parts & Equipment-Replacement — 0.4%
Allison Transmission, Inc. Company Guar. Notes 7.13% due 05/15/19*	725,000	759,437
Exide Technologies Senior Sec. Notes 8.63% due 02/01/18	1,450,000	1,178,125
IDQ Holdings, Inc. Senior Sec. Notes 11.50% due 04/01/17*	500,000	525,000
UCI International, Inc. Company Guar. Notes 8.63% due 02/15/19	1,525,000	1,563,125

		4,025,687

B2B/E-Commerce — 0.1%
GXS Worldwide, Inc. Senior Sec. Notes 9.75% due 06/15/15	1,400,000	1,347,500

Banks-Commercial — 2.2%
Associated Banc-Corp. Senior Notes 5.13% due 03/28/16	3,245,000	3,435,426
CIT Group, Inc. Senior Notes 5.25% due 03/15/18	975,000	1,004,250
CIT Group, Inc. Company Guar. Notes 7.00% due 05/02/17*	5,975,000	5,989,938
City National Corp. Senior Notes 5.25% due 09/15/20	1,205,000	1,287,723
Discover Bank Sub. Notes 8.70% due 11/18/19	2,900,000	3,657,785
HSBC Bank USA NA Sub. Notes 4.63% due 04/01/14	1,300,000	1,362,102
HSBC USA, Inc. Senior Notes 2.38% due 02/13/15	500,000	505,468
Hudson United Bank Sub. Notes 7.00% due 05/15/12	1,000,000	1,001,931
Manufacturers & Traders Trust Co. FRS Sub. Notes 5.63% due 12/01/21	2,235,000	2,228,670
Wachovia Bank NA Sub. Notes 4.80% due 11/01/14	2,000,000	2,151,200
Wachovia Bank NA Sub. Notes 4.88% due 02/01/15	1,350,000	1,455,436

		24,079,929

Banks-Fiduciary — 0.4%
Wilmington Trust Corp. Notes 8.50% due 04/02/18	3,390,000	4,112,334

Banks-Super Regional — 2.0%
Banc One Corp. Sub. Debentures 8.00% due 04/29/27	460,000	581,003
Capital One Capital V Limited Guar. Notes 10.25% due 08/15/39	3,350,000	3,492,375
Capital One Capital VI Limited Guar. Notes 8.88% due 05/15/40	2,850,000	2,914,088
Capital One Financial Corp. Senior Notes 7.38% due 05/23/14	1,650,000	1,828,342
Fifth Third Bancorp Senior Notes 3.63% due 01/25/16	1,730,000	1,834,883
Huntington Bancshares, Inc. Sub. Notes 7.00% due 12/15/20	680,000	788,939
PNC Funding Corp. Bank Guar. Notes 5.13% due 02/08/20	1,260,000	1,452,171
PNC Funding Corp. Bank Guar. Notes 5.63% due 02/01/17	1,360,000	1,516,011

SunTrust Banks, Inc. Senior Notes 3.60% due 04/15/16	1,600,000	1,663,062
SunTrust Capital VIII FRS Limited Guar. Notes 6.10% due 12/01/66	1,700,000	1,690,650
Wachovia Corp. Senior Notes 5.75% due 02/01/18	4,020,000	4,688,908

		22,450,432

Beverages-Wine/Spirits — 0.1%
Constellation Brands, Inc. Company Guar. Notes 6.00% due 05/01/22	775,000	815,687

Brewery — 0.2%
SABMiller Holdings, Inc. Company Guar. Notes 2.45% due 01/15/17*	1,840,000	1,884,353

Broadcast Services/Program — 0.9%
Clear Channel Communications, Inc. Senior Sec. Notes 9.00% due 03/01/21	1,525,000	1,380,125
Clear Channel Worldwide Holdings, Inc. Company Guar. Notes, Series A 7.63% due 03/15/20*	225,000	218,812
Clear Channel Worldwide Holdings, Inc. Company Guar. Notes 7.63% due 03/15/20*	1,600,000	1,584,000
Clear Channel Worldwide Holdings, Inc. Company Guar. Notes, Series A 9.25% due 12/15/17	125,000	136,406
Clear Channel Worldwide Holdings, Inc. Company Guar. Notes, Series B 9.25% due 12/15/17	475,000	520,719
Crown Media Holdings, Inc. Company Guar. Notes 10.50% due 07/15/19	1,525,000	1,652,719
Discovery Communications LLC Company Guar. Notes 5.05% due 06/01/20	1,500,000	1,713,897
Nexstar Broadcasting, Inc. Company Guar. Notes 7.00% due 01/15/14(5)	1,204,997	1,198,972
Nexstar Broadcasting, Inc. Company Guar. Notes 7.00% due 01/15/14	400,000	400,000
XM Satellite Radio, Inc. Company Guar. Notes 7.63% due 11/01/18*	1,275,000	1,389,750

		10,195,400

Building & Construction Products-Misc. — 0.4%
Associated Materials LLC Senior Sec. Notes 9.13% due 11/01/17	450,000	405,000
Building Materials Corp. of America Senior Notes 6.75% due 12/21/31*	125,000	130,156
Building Materials Corp. of America Senior Sec. Notes 7.50% due 03/15/20*	200,000	213,000
Interline Brands, Inc. Company Guar. Notes 7.00% due 11/15/18	775,000	820,531
Nortek, Inc. Company Guar. Notes 8.50% due 04/15/21	1,275,000	1,259,062
Nortek, Inc. Company Guar. Notes 10.00% due 12/01/18	400,000	422,000
Ply Gem Industries, Inc. Senior Sec. Notes 8.25% due 02/15/18	1,125,000	1,105,313

		4,355,062

Building Products-Wood — 0.6%
Masco Corp. Senior Bonds 4.80% due 06/15/15	5,500,000	5,639,177
Masco Corp. Senior Notes 5.95% due 03/15/22	730,000	742,735

		6,381,912

Cable/Satellite TV — 1.5%
CCO Holdings LLC/CCO Holdings Capital Corp. Company Guar. Notes 6.63% due 01/31/22	750,000	784,687
CCO Holdings LLC/CCO Holdings Capital Corp. Company Guar. Notes 7.25% due 10/30/17	800,000	870,000
CCO Holdings LLC/CCO Holdings Capital Corp. Company Guar. Notes 7.38% due 06/01/20	650,000	709,312
CCO Holdings LLC/CCO Holdings Capital Corp. Company Guar. Notes 8.13% due 04/30/20	150,000	168,000
Cequel Communications Holdings I LLC/Cequel Capital Corp. Senior Notes 8.63% due 11/15/17*	225,000	243,000
Comcast Corp. Company Guar. Notes 6.50% due 01/15/17	748,000	899,703
Comcast Holdings Corp. Company Guar. Notes 10.63% due 07/15/12	250,000	254,829

COX Communications, Inc. Senior Notes 5.45% due 12/15/14	5,335,000	5,915,528
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. Company Guar. Notes 6.38% due 03/01/41	2,750,000	3,083,168
Time Warner Cable, Inc. Company Guar. Notes 5.50% due 09/01/41	1,910,000	2,013,726
Time Warner Cable, Inc. Company Guar. Notes 6.75% due 06/15/39	690,000	831,999
Time Warner Cable, Inc. Company Guar. Notes 8.75% due 02/14/19	490,000	646,996

		16,420,948

Capacitors — 0.1%
Kemet Corp. Senior Sec. Notes 10.50% due 05/01/18	1,300,000	1,397,500

Casino Hotels — 0.7%
Ameristar Casinos, Inc. Company Guar. Notes 7.50% due 04/15/21	825,000	872,437
Caesars Entertainment Operating Co., Inc. Senior Sec. Notes 8.50% due 02/15/20*	150,000	154,500
Chester Downs & Marina LLC Senior Sec. Notes 9.25% due 02/01/20*	575,000	605,188
Harrah’s Operating Co., Inc. Senior Sec. Notes 11.25% due 06/01/17	1,725,000	1,906,125
MGM Mirage, Inc. Company Guar. Notes 7.50% due 06/01/16	1,725,000	1,794,000
MGM Mirage, Inc. Senior Sec. Notes 9.00% due 03/15/20	275,000	306,625
MGM Resorts International Company Guar. Notes 7.75% due 03/15/22	550,000	563,750
MGM Resorts International Company Guar. Notes 8.63% due 02/01/19*	600,000	651,750
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. Sec. Notes 8.63% due 04/15/16*	1,025,000	1,090,344

		7,944,719

Casino Services — 0.2%
American Casino & Entertainment Properties LLC Senior Sec. Notes 11.00% due 06/15/14	972,000	1,026,675
Peninsula Gaming LLC Sec. Notes 8.38% due 08/15/15	150,000	158,344
Peninsula Gaming LLC Company Guar. Notes 10.75% due 08/15/17	975,000	1,074,937

		2,259,956

Cellular Telecom — 1.7%
AT&T Wireless Services, Inc. Senior Notes 8.75% due 03/01/31	4,750,000	7,066,499
Crown Castle Towers LLC Senior Sec. Notes 5.50% due 01/15/37*	5,650,000	6,238,250
MetroPCS Wireless, Inc. Company Guar. Notes 6.63% due 11/15/20	1,800,000	1,732,500
MetroPCS Wireless, Inc. Company Guar. Notes 7.88% due 09/01/18	200,000	205,000
Sprint Nextel Corp. Company Guar. Notes 7.00% due 03/01/20*	375,000	382,500
Sprint Nextel Corp. Company Guar. Notes 9.00% due 11/15/18*	1,050,000	1,156,312
Syniverse Holdings, Inc. Company Guar. Notes 9.13% due 01/15/19	1,375,000	1,524,531

		18,305,592

Chemicals-Diversified — 0.7%
Dow Chemical Co. Senior Notes 8.55% due 05/15/19	1,630,000	2,161,391
FMC Corp. Senior Notes 3.95% due 02/01/22	1,500,000	1,560,789
Momentive Performance Materials, Inc. Sec. Notes 9.00% due 01/15/21	800,000	692,000
Rohm & Haas Co. Notes 6.00% due 09/15/17	1,400,000	1,632,291
Solutia, Inc. Company Guar. Notes 7.88% due 03/15/20	375,000	437,812
Solutia, Inc. Company Guar. Notes 8.75% due 11/01/17	1,050,000	1,186,500

Union Carbide Chemical & Plastics Co., Inc. Debentures 7.88% due 04/01/23	225,000	274,728

		7,945,511

Chemicals-Plastics — 0.2%
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC Senior Sec. Notes 8.88% due 02/01/18	925,000	968,937
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC Sec. Notes 9.00% due 11/15/20	725,000	690,563

		1,659,500

Chemicals-Specialty — 0.6%
Albemarle Corp. Senior Notes 5.10% due 02/01/15	2,440,000	2,697,642
Ferro Corp. Senior Notes 7.88% due 08/15/18	1,375,000	1,409,375
Huntsman International LLC Company Guar. Notes 5.50% due 06/30/16	875,000	876,094
Huntsman International LLC Company Guar. Notes 8.63% due 03/15/21	675,000	770,344
Omnova Solutions, Inc. Company Guar. Notes 7.88% due 11/01/18	1,150,000	1,152,875

		6,906,330

Circuit Boards — 0.1%
Viasystems, Inc. Senior Sec. Notes 7.88% due 05/01/19*	725,000	734,062

Coatings/Paint — 0.4%
RPM International, Inc. Senior Notes 6.13% due 10/15/19	1,875,000	2,122,369
RPM International, Inc. Senior Notes 6.50% due 02/15/18	2,350,000	2,714,600

		4,836,969

Commercial Services — 0.3%
Altegrity, Inc. Company Guar. Notes 11.75% due 05/01/16*(2)	475,000	448,875
ARAMARK Holdings Corp. Senior Notes 8.63% due 05/01/16*(5)	1,100,000	1,126,136
Iron Mountain, Inc. Company Guar. Notes 7.75% due 10/01/19	700,000	763,000
ServiceMaster Co. Senior Notes 7.10% due 03/01/18	550,000	516,312
ServiceMaster Co. Senior Notes 7.45% due 08/15/27	175,000	145,688
ServiceMaster Co. Company Guar. Notes 8.00% due 02/15/20*	625,000	668,750

		3,668,761

Commercial Services-Finance — 0.6%
Interactive Data Corp. Company Guar. Notes 10.25% due 08/01/18	1,350,000	1,525,500
Lender Processing Services, Inc. Company Guar. Notes 8.13% due 07/01/16	1,550,000	1,617,812
Moody’s Corp. Senior Notes 5.50% due 09/01/20	1,350,000	1,441,360
Trans Union LLC/TransUnion Financing Corp. Company Guar. Notes 11.38% due 06/15/18	525,000	623,438
TransUnion Holding Co., Inc. Senior Notes 9.63% due 06/15/18*(5)	1,050,000	1,126,125

		6,334,235

Communications Software — 0.1%
Aspect Software, Inc. Sec. Notes 10.63% due 05/15/17	1,150,000	1,244,875

Computer Graphics — 0.1%
Epicor Software Corp. Company Guar. Notes 8.63% due 05/01/19	1,475,000	1,526,625

Computer Services — 0.4%
Compucom Systems, Inc. Senior Sub. Notes 12.50% due 10/01/15*	1,825,000	1,920,812
iGate Corp. Company Guar. Notes 9.00% due 05/01/16	1,100,000	1,193,500
Stream Global Services, Inc. Senior Sec. Notes 11.25% due 10/01/14	800,000	842,000
SunGard Data Systems, Inc. Company Guar. Notes 10.25% due 08/15/15	450,000	466,313

		4,422,625

Computers — 0.3%
Hewlett-Packard Co. Senior Notes 3.30% due 12/09/16	1,250,000	1,301,970

Hewlett-Packard Co. Senior Notes 4.75% due 06/02/14	2,330,000	2,486,404

		3,788,374

Computers-Memory Devices — 0.1%
Spansion LLC Company Guar. Notes 7.88% due 11/15/17	1,250,000	1,231,250

Consulting Services — 0.4%
CoreLogic, Inc. Company Guar. Notes 7.25% due 06/01/21*	1,350,000	1,420,875
SAIC, Inc. Company Guar. Notes 5.95% due 12/01/40	850,000	929,016
Verisk Analytics, Inc. Company Guar. Notes 4.88% due 01/15/19	1,570,000	1,688,576

		4,038,467

Consumer Products-Misc. — 1.2%
Clorox Co. Senior Notes 3.55% due 11/01/15	800,000	852,025
Jarden Corp. Company Guar. Notes 7.50% due 05/01/17	1,475,000	1,640,937
Prestige Brands, Inc. Company Guar. Notes 8.13% due 02/01/20*	250,000	273,125
Prestige Brands, Inc. Company Guar. Notes 8.25% due 04/01/18	875,000	958,125
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC Senior Sec. Notes 7.13% due 04/15/19*	275,000	287,375
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC Senior Sec. Notes 7.88% due 08/15/19*	125,000	135,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC Company Guar. Notes 8.50% due 02/15/21*	2,475,000	2,388,375
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC Company Guar. Notes 9.00% due 04/15/19*	1,075,000	1,080,375
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC Company Guar. Notes 9.25% due 05/15/18*	425,000	429,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC Senior Notes 9.88% due 08/15/19*	1,125,000	1,172,812
Spectrum Brands, Inc. Senior Notes 6.75% due 03/15/20*	900,000	920,250
Spectrum Brands, Inc. Senior Sec. Notes 9.50% due 06/15/18*	225,000	254,813
Yankee Acquisition Corp. Company Guar. Notes 9.75% due 02/15/17	1,975,000	2,063,875
YCC Holdings LLC/Yankee Finance, Inc. Senior Notes 10.25% due 02/15/16(5)	825,000	843,563

		13,299,900

Containers-Metal/Glass — 0.2%
BWAY Holding Co. Company Guar. Notes 10.00% due 06/15/18	275,000	302,500
BWAY Parent Co., Inc. Senior Notes 10.88% due 11/01/15(5)	1,475,121	1,504,623
Greif, Inc. Senior Notes 7.75% due 08/01/19	150,000	169,500

		1,976,623

Containers-Paper/Plastic — 0.6%
Berry Plastics Corp. Sec. Notes 9.50% due 05/15/18	500,000	530,000
Graphic Packaging International, Inc. Company Guar. Notes 9.50% due 06/15/17	1,100,000	1,221,000
Packaging Dynamics Corp. Senior Sec. Notes 8.75% due 02/01/16*	1,050,000	1,115,625
Rock-Tenn Co. Notes 4.45% due 03/01/19*	740,000	753,474
Sealed Air Corp. Senior Notes 8.38% due 09/15/21*	1,750,000	1,986,250
Sonoco Products Co. Senior Notes 5.75% due 11/01/40	770,000	849,840
Tenneco Packaging, Inc. Senior Notes 7.95% due 12/15/25	250,000	205,000

		6,661,189

Data Processing/Management — 0.8%
Audatex North America, Inc. Company Guar. Notes 6.75% due 06/15/18*	975,000	1,021,312

Audatex North America, Inc. Company Guar. Notes 6.75% due 06/15/18*	450,000	471,375
Fidelity National Information Services, Inc. Company Guar. Notes 7.63% due 07/15/17*	600,000	655,500
Fidelity National Information Services, Inc. Company Guar. Notes 7.63% due 07/15/17	175,000	192,063
Fidelity National Information Services, Inc. Company Guar. Notes 7.88% due 07/15/20	325,000	364,000
First Data Corp. Sec. Notes 8.25% due 01/15/21*	675,000	664,875
First Data Corp. Sec. Notes 8.75% due 01/15/22*(5)	1,700,000	1,657,500
Fiserv, Inc. Company Guar. Notes 6.80% due 11/20/17	3,120,000	3,755,076

		8,781,701

Dental Supplies & Equipment — 0.1%
DENTSPLY International, Inc. Senior Notes 2.75% due 08/15/16	680,000	698,257

Diagnostic Kits — 0.1%
Alere, Inc. Senior Notes 7.88% due 02/01/16	700,000	728,875
Alere, Inc. Company Guar. Notes 9.00% due 05/15/16	425,000	439,344

		1,168,219

Direct Marketing — 0.1%
Sitel LLC/Sitel Finance Corp. Company Guar. Notes 11.50% due 04/01/18	1,200,000	840,000

Distribution/Wholesale — 0.4%
American Tire Distributors, Inc. Senior Sec. Notes 9.75% due 06/01/17	325,000	351,000
SGS International, Inc. Company Guar. Notes 12.00% due 12/15/13	1,659,000	1,667,295
VWR Funding, Inc. Company Guaranteed Notes 10.25% due 07/15/15(5)	2,414,218	2,504,751

		4,523,046

Diversified Banking Institutions — 7.6%
Ally Financial, Inc. Company Guar. Notes 6.25% due 12/01/17	1,375,000	1,446,440
Ally Financial, Inc. Company Guar. Notes 7.50% due 09/15/20	325,000	362,375
Ally Financial, Inc. Company Guar. Notes 8.00% due 03/15/20	1,250,000	1,431,906
Ally Financial, Inc. Company Guar. Notes 8.30% due 02/12/15	1,000,000	1,097,500
Bank of America Corp. Senior Notes 3.70% due 09/01/15	2,000,000	2,013,768
Bank of America Corp. Senior Notes 5.00% due 05/13/21	940,000	935,601
Bank of America Corp. Senior Notes 5.38% due 06/15/14	6,000,000	6,282,126
Bank of America Corp. Senior Notes 5.88% due 01/05/21	940,000	983,427
Bank of America Corp. Senior Notes 7.63% due 06/01/19	1,000,000	1,152,553
Citigroup, Inc. Senior Notes 4.45% due 01/10/17	1,430,000	1,493,782
Citigroup, Inc. Senior Notes 4.59% due 12/15/15	2,000,000	2,094,802
Citigroup, Inc. Senior Notes 4.75% due 05/19/15	400,000	420,240
Citigroup, Inc. Senior Notes 5.38% due 08/09/20	3,000,000	3,223,248
Citigroup, Inc. Senior Notes 6.00% due 12/13/13	3,230,000	3,410,383
Citigroup, Inc. Senior Notes 6.88% due 03/05/38	5,440,000	6,331,948
GMAC LLC Company Guar. Notes 8.00% due 11/01/31	1,385,000	1,585,825
Goldman Sachs Group, Inc. Senior Notes 3.63% due 02/07/16	2,350,000	2,362,566
Goldman Sachs Group, Inc. Senior Notes 5.13% due 01/15/15	1,000,000	1,051,804
Goldman Sachs Group, Inc. Senior Notes 5.75% due 01/24/22	1,800,000	1,879,549
Goldman Sachs Group, Inc. Senior Notes 6.00% due 05/01/14	900,000	957,074

Goldman Sachs Group, Inc. Senior Notes 6.15% due 04/01/18	2,940,000	3,200,161
Goldman Sachs Group, Inc. Senior Notes 6.25% due 02/01/41	3,800,000	3,861,343
JPMorgan Chase & Co. Sub. Notes 5.13% due 09/15/14	8,000,000	8,591,816
JPMorgan Chase & Co. Senior Notes 6.00% due 01/15/18	2,330,000	2,692,152
Morgan Stanley Senior Notes 3.45% due 11/02/15	990,000	968,348
Morgan Stanley Senior Notes 3.80% due 04/29/16	4,740,000	4,635,099
Morgan Stanley Senior Notes 4.75% due 03/22/17	1,450,000	1,447,365
Morgan Stanley Senior Notes 5.30% due 03/01/13	2,000,000	2,047,634
Morgan Stanley Senior Notes 5.50% due 07/24/20	3,000,000	2,950,140
Morgan Stanley Senior Notes 5.95% due 12/28/17	2,130,000	2,190,311
Morgan Stanley Senior Notes 6.00% due 04/28/15	1,980,000	2,071,791
Morgan Stanley Senior Notes 6.63% due 04/01/18	3,090,000	3,229,804
Morgan Stanley Senior Notes 7.30% due 05/13/19	5,000,000	5,366,675

		83,769,556

Diversified Financial Services — 1.5%
General Electric Capital Corp. Senior Notes 2.90% due 01/09/17	2,300,000	2,383,602
General Electric Capital Corp. Senior Notes 2.95% due 05/09/16	5,290,000	5,514,037
General Electric Capital Corp. Senior Notes 5.63% due 05/01/18	7,580,000	8,785,402

		16,683,041

Diversified Manufacturing Operations — 0.8%
Harsco Corp. Senior Notes 5.75% due 05/15/18	1,650,000	1,858,826
JB Poindexter & Co., Inc. Senior Notes 9.00% due 04/01/22*	875,000	890,312
Koppers, Inc. Company Guar. Notes 7.88% due 12/01/19	600,000	645,000
Pentair, Inc. Company Guar. Notes 5.00% due 05/15/21	3,540,000	3,779,828
RBS Global, Inc./ Rexnord LLC Company Guar. Notes 8.50% due 05/01/18	1,100,000	1,196,250

		8,370,216

E-Commerce/Products — 0.1%
eBay, Inc. Senior Notes 3.25% due 10/15/20	870,000	902,075

E-Commerce/Services — 0.1%
Expedia, Inc. Company Guar. Notes 5.95% due 08/15/20	930,000	972,237

Educational Software — 0.1%
SSI Investments II/SSI Co-Issuer LLC Company Guar. Notes 11.13% due 06/01/18	1,450,000	1,605,875

Electric-Distribution — 0.1%
Aquila, Inc. Senior Notes 11.88% due 07/01/12	880,000	895,476

Electric-Generation — 0.2%
Edison Mission Energy Senior Notes 7.00% due 05/15/17	300,000	187,500
Edison Mission Energy Senior Notes 7.75% due 06/15/16	175,000	114,625
Great River Energy 1st Mtg. Bonds 5.83% due 07/01/17*	1,544,489	1,660,063

		1,962,188

Electric-Integrated — 3.4%
Ameren Union Electric Co. Senior Notes 6.00% due 04/01/18	2,360,000	2,802,517
Appalachian Power Co. Senior Notes 7.95% due 01/15/20	720,000	962,488
Cleveland Electric Illuminating Co. Senior Notes 5.95% due 12/15/36	1,145,000	1,287,632
Commonwealth Edison Co. 1st Mtg. Notes 6.15% due 09/15/17	820,000	996,475
Consolidated Edison Co. of New York, Inc. Senior Notes 6.65% due 04/01/19	730,000	923,021

Dominion Resources, Inc Senior Notes 5.95% due 06/15/35	1,500,000	1,837,854
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. Senior Sec. Notes 10.00% due 12/01/20	275,000	303,531
Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc. Sec. Notes 11.75% due 03/01/22*	400,000	415,000
Exelon Generation Co. LLC Senior Notes 5.35% due 01/15/14	1,000,000	1,066,771
Exelon Generation Co. LLC Senior Notes 5.75% due 10/01/41	500,000	556,678
FirstEnergy Solutions Corp. Company Guar. Notes 4.80% due 02/15/15	2,990,000	3,230,001
FirstEnergy Solutions Corp. Company Guar. Notes 6.05% due 08/15/21	2,340,000	2,647,677
FPL Energy National Wind Portfolio LLC Sec. Notes 6.13% due 03/25/19*(2)	241,571	237,331
FPL Group Capital, Inc. Company Guar. Notes 7.88% due 12/15/15	280,000	336,804
Great Plains Energy, Inc. Senior Notes 4.85% due 06/01/21	1,000,000	1,080,349
Midamerican Energy Holdings Co. Senior Notes 5.95% due 05/15/37	4,750,000	5,730,291
National Fuel Gas Co. Senior Notes 4.90% due 12/01/21	1,880,000	1,988,903
PPL Energy Supply LLC Senior Notes 6.00% due 12/15/36	1,540,000	1,619,732
Progress Energy, Inc. Senior Notes 7.05% due 03/15/19	1,550,000	1,951,673
PSEG Power LLC Company Guar. Notes 4.15% due 09/15/21	1,100,000	1,159,794
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. Senior Sec. Notes 11.50% due 10/01/20*	425,000	263,500
UIL Holdings Corp. Senior Notes 4.63% due 10/01/20	2,070,000	2,151,815
Virginia Electric & Power Co. Senior Notes 5.00% due 06/30/19	810,000	952,684
Westar Energy, Inc. 1st Mtg. Bonds 5.88% due 07/15/36	860,000	924,568
Westar Energy, Inc. 1st Mtg. Bonds 6.00% due 07/01/14	2,000,000	2,192,338

		37,619,427

Electronic Components-Misc. — 0.1%
Stoneridge, Inc. Senior Sec. Notes 9.50% due 10/15/17*	1,050,000	1,107,750

Electronic Components-Semiconductors — 0.4%
Advanced Micro Devices, Inc. Senior Notes 7.75% due 08/01/20	1,300,000	1,433,250
Advanced Micro Devices, Inc. Senior Notes 8.13% due 12/15/17	400,000	440,000
Freescale Semiconductor, Inc. Senior Sec. Notes 9.25% due 04/15/18*	975,000	1,068,844
Freescale Semiconductor, Inc. Company Guar. Notes 10.75% due 08/01/20	1,097,000	1,217,670

		4,159,764

Electronic Forms — 0.1%
Adobe Systems, Inc. Senior Notes 3.25% due 02/01/15	1,340,000	1,413,629

Enterprise Software/Service — 0.6%
Allen Systems Group, Inc. Senior Sec. Notes 10.50% due 11/15/16*	1,375,000	1,141,250
BMC Software, Inc. Senior Notes 4.25% due 02/15/22	500,000	509,402
BMC Software, Inc. Senior Notes 7.25% due 06/01/18	1,175,000	1,424,269
Lawson Software, Inc. Senior Notes 9.38% due 04/01/19*	425,000	444,125
Mantech International Corp. Company Guar. Notes 7.25% due 04/15/18	350,000	373,625
Softbrands, Inc./Atlantis Merger Sub, Inc. Senior Notes 11.50% due 07/15/18*	1,700,000	1,904,000
Sophia LP/Sophia Finance, Inc. Company Guar. Notes 9.75% due 01/15/19*	1,150,000	1,233,375

		7,030,046

Finance-Auto Loans — 0.6%
American Honda Finance Corp. Notes 4.63% due 04/02/13*	630,000	653,926

Ford Motor Credit Co. LLC Senior Notes 3.88% due 01/15/15	1,150,000	1,191,841
Ford Motor Credit Co. LLC Senior Notes 5.88% due 08/02/21	900,000	1,017,079
Ford Motor Credit Co. LLC Senior Notes 8.00% due 12/15/16	2,250,000	2,687,582
Ford Motor Credit Co. LLC Senior Notes 8.13% due 01/15/20	800,000	1,013,090

		6,563,518

Finance-Commercial — 0.6%
Football Trust V Pass Through Certs. 5.35% due 10/05/20*(2)	2,400,000	2,575,434
Textron Financial Corp. Senior Notes 5.40% due 04/28/13	1,910,000	1,976,111
Textron Financial Corp. FRS Junior Sub. Bonds 6.00% due 02/15/67*	2,400,000	1,800,000

		6,351,545

Finance-Consumer Loans — 0.9%
HSBC Finance Capital Trust IX FRS Limited Guar. Bonds 5.91% due 11/30/35	3,700,000	3,404,000
HSBC Finance Corp. Senior Sub. Notes 6.68% due 01/15/21	6,178,000	6,672,154

		10,076,154

Finance-Credit Card — 0.8%
American Express Co. Senior Notes 8.13% due 05/20/19	2,330,000	3,086,013
American Express Credit Corp. Senior Notes 5.13% due 08/25/14	1,500,000	1,627,961
Capital One Bank USA NA Sub. Notes 8.80% due 07/15/19	3,250,000	4,104,428

		8,818,402

Finance-Investment Banker/Broker — 1.6%
Bear Stearns Cos., Inc. Senior Notes 7.25% due 02/01/18	3,810,000	4,634,804
Jefferies Group, Inc. Senior Notes 6.88% due 04/15/21	750,000	747,187
Jefferies Group, Inc. Senior Notes 8.50% due 07/15/19	3,870,000	4,276,350
Raymond James Financial, Inc. Senior Notes 4.25% due 04/15/16	1,215,000	1,265,130
Raymond James Financial, Inc. Senior Notes 5.63% due 04/01/24	2,150,000	2,217,697
Raymond James Financial, Inc. Senior Notes 8.60% due 08/15/19	2,650,000	3,229,330
TD Ameritrade Holding Corp. Company Guar. Notes 4.15% due 12/01/14	1,450,000	1,548,616

		17,919,114

Finance-Other Services — 0.3%
BP Capital Markets America, Inc. Company Guar. Notes 4.20% due 06/15/18	1,450,000	1,571,756
Cantor Fitzgerald LP Bonds 7.88% due 10/15/19*	2,200,000	2,213,350

		3,785,106

Financial Guarantee Insurance — 0.0%
MBIA, Inc. Debentures 6.63% due 10/01/28	250,000	172,500

Firearms & Ammunition — 0.1%
FGI Operating Co., LLC/FGI Finance, Inc. Senior Sec. Notes 7.88% due 05/01/20*	1,075,000	1,107,250

Food-Dairy Products — 0.2%
Dean Foods Co. Company Guar. Notes 7.00% due 06/01/16	1,175,000	1,222,000
Dean Foods Co. Company Guar. Notes 9.75% due 12/15/18	1,175,000	1,310,859

		2,532,859

Food-Misc./Diversified — 0.8%
ARAMARK Corp. Company Guar. Notes 8.50% due 02/01/15	750,000	768,758
B&G Foods, Inc. Company Guar. Notes 7.63% due 01/15/18	550,000	591,250
Del Monte Corp. Company Guar. Notes 7.63% due 02/15/19	1,725,000	1,742,250
Kraft Foods, Inc. Senior Notes 6.50% due 02/09/40	1,310,000	1,647,398
Michael Foods, Inc. Company Guar. Notes 9.75% due 07/15/18	2,000,000	2,200,000

Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. Company Guar. Notes 9.25% due 04/01/15	775,000	794,375
Ralcorp Holdings, Inc. Senior Sec. Notes 6.63% due 08/15/39	1,030,000	1,071,985

		8,816,016

Food-Retail — 0.1%
Jitney-Jungle Stores of America, Inc. Escrow Notes 10.38% due 09/15/07†(1)(2)	125,000	0
Kroger Co. Senior Notes 6.90% due 04/15/38	940,000	1,185,279

		1,185,279

Food-Wholesale/Distribution — 0.1%
US Foodservice Senior Notes 8.50% due 06/30/19*	1,600,000	1,640,000

Gambling (Non-Hotel) — 0.1%
Jacobs Entertainment, Inc. Company Guar. Bonds 9.75% due 06/15/14	1,425,000	1,421,437

Gas-Distribution — 0.6%
Atmos Energy Corp. Senior Notes 8.50% due 03/15/19	230,000	304,682
Consolidated Natural Gas Co. Senior Notes 5.00% due 12/01/14	880,000	964,340
Florida Gas Transmission Co. LLC Senior Notes 5.45% due 07/15/20*	700,000	774,703
Sempra Energy Senior Notes 6.00% due 10/15/39	1,170,000	1,449,500
Sempra Energy Senior Notes 6.50% due 06/01/16	2,230,000	2,653,722

		6,146,947

Gold Mining — 0.1%
Newmont Mining Corp. Company Guar. Notes 5.88% due 04/01/35	760,000	818,699

Home Furnishings — 0.4%
Norcraft Cos. LP/Norcraft Finance Corp. Sec. Notes 10.50% due 12/15/15	1,375,000	1,285,625
Sealy Mattress Co. Company Guar. Notes 8.25% due 06/15/14	1,900,000	1,890,500
Sealy Mattress Co. Senior Sec. Notes 10.88% due 04/15/16*	293,000	317,908
Simmons Bedding Co. Company Guar. Notes 11.25% due 07/15/15*	1,275,000	1,318,044

		4,812,077

Hospital Beds/Equipment — 0.0%
Kinetic Concepts, Inc./KCI USA, Inc. Company Guar. Notes 10.50% due 11/01/18*	300,000	309,375

Hotels/Motels — 0.5%
Choice Hotels International, Inc. Company Guar. Notes 5.70% due 08/28/20	2,400,000	2,603,878
Marriott International, Inc. Senior Notes 3.00% due 03/01/19	1,550,000	1,540,954
Wyndham Worldwide Corp. Senior Notes 4.25% due 03/01/22	1,090,000	1,096,396
Wyndham Worldwide Corp. Senior Notes 5.63% due 03/01/21	610,000	675,186
Wyndham Worldwide Corp. Senior Notes 6.00% due 12/01/16	11,000	12,346

		5,928,760

Housewares — 0.1%
Libbey Glass, Inc. Senior Sec. Notes 10.00% due 02/15/15	602,000	641,882

Human Resources — 0.2%
Emergency Medical Services Corp. Company Guar. Notes 8.13% due 06/01/19	1,725,000	1,768,125

Independent Power Producers — 0.2%
NRG Energy, Inc. Company Guar. Notes 7.63% due 01/15/18	1,750,000	1,771,875
NRG Energy, Inc. Company Guar. Notes 7.88% due 05/15/21	175,000	171,062

		1,942,937

Insurance-Life/Health — 1.5%
Aflac, Inc. Senior Notes 8.50% due 05/15/19	2,380,000	3,144,975
Lincoln National Corp. Senior Notes 4.20% due 03/15/22	900,000	902,511
Lincoln National Corp. Senior Notes 7.00% due 06/15/40	875,000	1,032,144
Pacific Life Corp. Bonds 6.60% due 09/15/33*	2,700,000	2,907,354

Pacific Life Global Funding Notes 5.15% due 04/15/13*	2,350,000	2,441,542
Prudential Financial, Inc. Senior Notes 4.75% due 09/17/15	2,200,000	2,390,441
Prudential Financial, Inc. Notes 6.20% due 11/15/40	850,000	949,843
Prudential Financial, Inc. Notes 6.63% due 12/01/37	2,130,000	2,470,093

		16,238,903

Insurance-Multi-line — 1.2%
CNA Financial Corp. Senior Notes 5.75% due 08/15/21	900,000	984,891
CNA Financial Corp. Senior Notes 5.88% due 08/15/20	570,000	623,033
CNA Financial Corp. Senior Notes 6.50% due 08/15/16	410,000	462,838
CNA Financial Corp. Senior Notes 7.35% due 11/15/19	810,000	960,935
Hartford Financial Services Group, Inc. Senior Notes 5.13% due 04/15/22	775,000	782,778
Hartford Financial Services Group, Inc. Senior Notes 6.63% due 04/15/42	755,000	786,858
Horace Mann Educators Corp. Senior Notes 6.85% due 04/15/16	830,000	901,060
MetLife, Inc. Senior Notes 6.75% due 06/01/16	2,100,000	2,492,240
MetLife, Inc. Junior Sub. Notes 10.75% due 08/01/69	900,000	1,251,000
Nationwide Mutual Insurance Co. Sub. Notes 9.38% due 08/15/39*	2,870,000	3,669,186
USF&G Capital II Company Guar. Notes 8.31% due 07/01/46*	250,000	298,013

		13,212,832

Insurance-Mutual — 1.1%
Liberty Mutual Group, Inc. Company Guar. Notes 5.00% due 06/01/21*	580,000	586,517
Liberty Mutual Group, Inc. Senior Notes 5.75% due 03/15/14*	3,600,000	3,828,139
Massachusetts Mutual Life Insurance Co. Sub. Notes 8.88% due 06/01/39*	3,350,000	4,864,196
New York Life Insurance Co. Sub. Notes 6.75% due 11/15/39*	420,000	533,802
Penn Mutual Life Insurance Co. Sub. Bonds 7.63% due 06/15/40*	875,000	1,052,060
Union Central Life Insurance Co. Notes 8.20% due 11/01/26*(2)	1,250,000	1,428,589

		12,293,303

Insurance-Property/Casualty — 0.3%
ACE INA Holdings, Inc. Company Guar. Notes 5.60% due 05/15/15	2,050,000	2,310,165
Travelers Cos., Inc. Senior Notes 5.50% due 12/01/15	775,000	884,098

		3,194,263

Investment Companies — 0.1%
Fox Acquisition Sub LLC Senior Notes 13.38% due 07/15/16*	1,050,000	1,140,562

Investment Management/Advisor Services — 1.7%
Blackrock, Inc. Senior Notes 6.25% due 09/15/17	5,390,000	6,552,801
Eaton Vance Corp. Senior Notes 6.50% due 10/02/17	1,550,000	1,772,456
FMR LLC Senior Notes 5.35% due 11/15/21*	1,260,000	1,355,924
FMR LLC Notes 7.49% due 06/15/19*	400,000	470,385
FMR LLC Bonds 7.57% due 06/15/29*	2,200,000	2,684,315
Franklin Resources, Inc. Senior Notes 4.63% due 05/20/20	890,000	1,001,852
Janus Capital Group, Inc. Senior Notes 6.70% due 06/15/17	1,450,000	1,559,230
Neuberger Berman Group LLC/Neuberger Berman Finance Corp. Senior Notes 5.63% due 03/15/20*	275,000	279,125

Neuberger Berman Group LLC/Neuberger Berman Finance Corp. Senior Notes 5.88% due 03/15/22*	350,000	356,125
Nuveen Investments, Inc. Senior Notes 5.50% due 09/15/15	430,000	391,300
Nuveen Investments, Inc. Company Guar. Notes 10.50% due 11/15/15	2,200,000	2,271,500

		18,695,013

Machine Tools & Related Products — 0.0%
Mcron Finance Sub LLC/Mcron Finance Corp. Senior Sec. Notes 8.38% due 05/15/19*	375,000	383,438

Machinery-Farming — 0.2%
AGCO Corp. Senior Notes 5.88% due 12/01/21*	2,350,000	2,508,554

Machinery-General Industrial — 0.1%
Roper Industries, Inc. Senior Notes 6.25% due 09/01/19	290,000	345,370
Roper Industries, Inc. Senior Notes 6.63% due 08/15/13	1,160,000	1,231,230

		1,576,600

Machinery-Thermal Process — 0.1%
Cleaver-Brooks, Inc. Senior Sec. Notes 12.25% due 05/01/16*	1,075,000	1,140,844

Medical Instruments — 0.3%
Boston Scientific Corp. Senior Notes 4.50% due 01/15/15	1,500,000	1,612,488
Boston Scientific Corp. Senior Notes 6.00% due 01/15/20	1,400,000	1,634,884

		3,247,372

Medical Labs & Testing Services — 0.1%
Quest Diagnostics, Inc. Company Guar. Notes 4.75% due 01/30/20	450,000	492,145
Quest Diagnostics, Inc. Company Guar. Notes 5.75% due 01/30/40	440,000	482,239

		974,384

Medical Products — 0.6%
DJO Finance LLC/DJO Finance Corp. Company Guar. Notes 7.75% due 04/15/18	1,100,000	893,750
DJO Finance LLC/DJO Finance Corp. Sec. Notes 8.75% due 03/15/18*	100,000	101,750
DJO Finance LLC/DJO Finance Corp. Company Guar. Notes 9.75% due 10/15/17	325,000	241,313
LVB Acquisition Holding LLC Company Guar. Notes 11.63% due 10/15/17	2,225,000	2,414,125
PSS World Medical, Inc. Company Guar. Notes 6.38% due 03/01/22*	150,000	153,750
Universal Hospital Services, Inc. FRS Senior Sec. Notes 4.12% due 06/01/15	300,000	284,250
Universal Hospital Services, Inc. FRS Sec. Notes 8.50% due 06/01/15(5)	1,400,000	1,434,125
Zimmer Holdings, Inc. Senior Notes 5.75% due 11/30/39	600,000	709,384

		6,232,447

Medical-Biomedical/Gene — 0.5%
Bio-Rad Laboratories, Inc. Senior Notes 4.88% due 12/15/20	2,380,000	2,495,916
Gilead Sciences, Inc. Senior Notes 4.50% due 04/01/21	2,620,000	2,868,368

		5,364,284

Medical-Drugs — 0.1%
Grifols, Inc. Company Guar. Notes 8.25% due 02/01/18	1,075,000	1,151,594

Medical-HMO — 0.3%
Multiplan, Inc. Company Guar. Notes 9.88% due 09/01/18*	1,750,000	1,898,750
WellPoint, Inc. Senior Notes 5.85% due 01/15/36	760,000	903,683

		2,802,433

Medical-Hospitals — 1.0%
HCA Holdings, Inc. Senior Notes 7.75% due 05/15/21	1,550,000	1,627,500
HCA, Inc. Senior Sec. Notes 5.88% due 03/15/22	575,000	584,344
HCA, Inc. Company Guar. Notes 7.50% due 02/15/22	4,275,000	4,600,969
HCA, Inc. Senior Notes 7.50% due 11/06/33	625,000	593,750

IASIS Healthcare LLC/IASIS Capital Corp. Company Guar. Notes 8.38% due 05/15/19	1,350,000	1,328,062
USPI Finance Corp. Senior Notes 9.00% due 04/01/20*	750,000	785,625
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. Company Guar. Notes 8.00% due 02/01/18	1,700,000	1,731,875

		11,252,125

Medical-Outpatient/Home Medical — 0.1%
CRC Health Corp. Company Guar. Notes 10.75% due 02/01/16(2)	1,200,000	1,104,000

Metal Processors & Fabrication — 0.5%
Dynacast International LLC/Dynacast Finance, Inc. Sec. Notes 9.25% due 07/15/19*	1,125,000	1,181,250
Worthington Industries, Inc. Senior Notes 6.50% due 04/15/20	3,550,000	3,884,729

		5,065,979

Metal-Aluminum — 0.2%
Alcoa, Inc. Senior Notes 5.40% due 04/15/21	500,000	525,505
Alcoa, Inc. Senior Notes 5.55% due 02/01/17	1,470,000	1,629,674

		2,155,179

Metal-Copper — 0.1%
Southern Copper Corp. Senior Notes 6.75% due 04/16/40	950,000	1,048,862

Motorcycle/Motor Scooter — 0.1%
Harley-Davidson Financial Services, Inc. Company Guar. Notes 2.70% due 03/15/17*	310,000	309,971
Harley-Davidson Financial Services, Inc. Company Guar. Notes 3.88% due 03/15/16*	1,190,000	1,247,635

		1,557,606

Multimedia — 1.5%
Entravision Communications Corp. Senior Sec. Notes 8.75% due 08/01/17	975,000	1,028,625
NBCUniversal Media LLC Senior Notes 5.15% due 04/30/20	1,100,000	1,265,680
NBCUniversal Media LLC Senior Notes 5.95% due 04/01/41	2,000,000	2,336,884
NBCUniversal Media LLC Senior Notes 6.40% due 04/30/40	1,125,000	1,365,019
News America Holdings, Inc. Company Guar. Bonds 8.00% due 10/17/16	650,000	803,211
News America, Inc. Company Guar. Bonds 7.63% due 11/30/28	1,000,000	1,164,591
Time Warner, Inc. Company Guar. Notes 6.20% due 03/15/40	1,500,000	1,741,672
Time Warner, Inc. Company Guar. Bonds 6.25% due 03/29/41	2,880,000	3,349,164
Viacom, Inc. Senior Notes 2.50% due 12/15/16	1,060,000	1,093,147
Viacom, Inc. Senior Notes 3.50% due 04/01/17	600,000	647,995
Walt Disney Co. Senior Notes 3.75% due 06/01/21	1,690,000	1,854,111

		16,650,099

Non-Hazardous Waste Disposal — 0.1%
Republic Services, Inc. Company Guar. Notes 5.50% due 09/15/19	1,000,000	1,176,747

Non-Profit Charity — 0.1%
Seminole Indian Tribe of Florida Notes 7.75% due 10/01/17*	200,000	217,500
Seminole Indian Tribe of Florida Bonds 7.80% due 10/01/20*	1,160,000	1,145,825

		1,363,325

Office Automation & Equipment — 0.4%
CDW LLC/CDW Finance Corp. Company Guar. Notes 8.50% due 04/01/19	1,950,000	2,086,500
CDW LLC/CDW Finance Corp. Company Guar. Notes 12.54% due 10/12/17	500,000	545,000
Xerox Corp. Senior Notes 2.95% due 03/15/17	670,000	684,001
Xerox Corp. Senior Notes 4.50% due 05/15/21	825,000	861,415

		4,176,916

Office Supplies & Forms — 0.1%
Avery Dennison Corp. Senior Notes 5.38% due 04/15/20	890,000	928,546

Oil & Gas Drilling — 0.4%
Nabors Industries, Inc. Company Guar. Notes 4.63% due 09/15/21	2,200,000	2,335,591
Nabors Industries, Inc. Company Guar. Notes 5.00% due 09/15/20	700,000	761,522
Nabors Industries, Inc. Company Guar. Notes 9.25% due 01/15/19	990,000	1,290,356

		4,387,469

Oil Companies-Exploration & Production — 1.6%
Apache Corp. Senior Notes 3.25% due 04/15/22	1,310,000	1,352,456
ATP Oil & Gas Corp. Sec. Notes 11.88% due 05/01/15	800,000	616,000
Berry Petroleum Co. Senior Notes 6.38% due 09/15/22	300,000	312,000
Chaparral Energy, Inc. Company Guar. Notes 7.63% due 11/15/22*	250,000	250,938
Chaparral Energy, Inc. Company Guar. Notes 8.88% due 02/01/17	325,000	340,642
Chaparral Energy, Inc. Company Guar. Notes 9.88% due 10/01/20	900,000	1,010,250
Chesapeake Energy Corp. Company Guar. Notes 6.78% due 03/15/19	1,025,000	996,812
Chesapeake Energy Corp. Company Guar. Notes 6.88% due 08/15/18	700,000	693,000
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc. Company Guar. Notes 6.63% due 11/15/19*	525,000	493,500
Cimarex Energy Co. Company Guar. Notes 5.88% due 05/01/22	250,000	258,750
Comstock Resources, Inc. Company Guar. Notes 7.75% due 04/01/19	675,000	627,750
Concho Resources, Inc. Senior Notes 7.00% due 01/15/21	650,000	706,875
Denbury Resources, Inc. Company Guar. Notes 8.25% due 02/15/20	475,000	529,625
Energy XXI Gulf Coast, Inc. Company Guar. Notes 7.75% due 06/15/19	275,000	283,938
Energy XXI Gulf Coast, Inc. Company Guar. Notes 9.25% due 12/15/17	525,000	576,187
EXCO Resources, Inc. Company Guar. Notes 7.50% due 09/15/18	475,000	404,938
Laredo Petroleum, Inc. Company Guar. Notes 7.38% due 05/01/22*	200,000	207,000
Linn Energy LLC/Linn Energy Finance Corp. Company Guar. Notes 6.50% due 05/15/19*	100,000	100,500
Linn Energy LLC/Linn Energy Finance Corp. Company Guar. Notes 7.75% due 02/01/21	575,000	606,625
Linn Energy LLC/Linn Energy Finance Corp. Company Guar. Notes 8.63% due 04/15/20	600,000	655,500
Oasis Petroleum, Inc. Company Guar. Notes 6.50% due 11/01/21	925,000	943,500
Pemex Project Funding Master Trust Company Guar. Notes 5.75% due 12/15/15	800,000	896,000
Plains Exploration & Production Co. Company Guar. Notes 6.13% due 06/15/19	775,000	782,750
Plains Exploration & Production Co. Company Guar. Notes 6.75% due 02/01/22	625,000	650,000
SandRidge Energy, Inc. Company Guar. Notes 8.13% due 10/15/22*	775,000	804,062
SM Energy Co. Senior Notes 6.50% due 11/15/21	275,000	290,125
Vanguard Natural Resources LLC/VNR Finance Corp. Company Guar. Notes 7.88% due 04/01/20	800,000	802,000
W&T Offshore, Inc. Company Guar. Notes 8.50% due 06/15/19	950,000	1,002,250

		17,193,973

Oil Companies-Integrated — 0.9%
Hess Corp. Senior Notes 5.60% due 02/15/41	2,000,000	2,172,548
Marathon Petroleum Corp. Senior Notes 6.50% due 03/01/41	830,000	911,611

PC Financial Partnership Notes 5.00% due 11/15/14	1,800,000	1,970,541
Phillips 66 Company Guar. Notes 1.95% due 03/05/15*	1,460,000	1,474,199
Phillips 66 Company Guar. Notes 4.30% due 04/01/22*	1,340,000	1,397,633
XTO Energy, Inc. Senior Notes 6.38% due 06/15/38	440,000	622,969
XTO Energy, Inc. Senior Notes 6.75% due 08/01/37	605,000	914,060

		9,463,561

Oil Field Machinery & Equipment — 0.0%
Thermon Industries, Inc. Sec. Notes 9.50% due 05/01/17	500,000	550,000

Oil Refining & Marketing — 0.6%
Coffeyville Resources LLC Senior Sec. Notes 10.88% due 04/01/17*	800,000	902,000
Valero Energy Corp. Senior Notes 7.50% due 04/15/32	1,540,000	1,794,847
Valero Energy Corp. Senior Notes 9.38% due 03/15/19	3,340,000	4,416,639

		7,113,486

Oil-Field Services — 0.3%
Basic Energy Services, Inc. Company Guar. Notes 7.13% due 04/15/16	1,000,000	1,015,000
Basic Energy Services, Inc. Company Guar. Notes 7.75% due 02/15/19	350,000	357,000
Forbes Energy Services, Ltd. Company Guar. Notes 9.00% due 06/15/19	925,000	897,250
SESI LLC Company Guar. Notes 6.38% due 05/01/19	450,000	468,000
SESI LLC Senior Notes 7.13% due 12/15/21*	950,000	1,028,375

		3,765,625

Optical Supplies — 0.1%
Bausch & Lomb, Inc. Senior Notes 9.88% due 11/01/15	1,225,000	1,289,312

Paper & Related Products — 0.6%
Clearwater Paper Corp. Company Guar. Notes 7.13% due 11/01/18	125,000	133,125
Clearwater Paper Corp. Senior Notes 10.63% due 06/15/16	250,000	281,250
International Paper Co. Senior Notes 7.30% due 11/15/39	1,500,000	1,856,031
International Paper Co. Senior Notes 7.50% due 08/15/21	1,020,000	1,294,942
Longview Fibre Paper & Packaging, Inc. Senior Sec. Notes 8.00% due 06/01/16*	675,000	681,750
Plum Creek Timberlands LP Company Guar. Notes 4.70% due 03/15/21	1,200,000	1,237,252
Pope & Talbot, Inc. Debentures 8.38% due 06/01/13†(1)(2)(6)(7)	250,000	25
Westvaco Corp. Debentures 7.65% due 03/15/27	900,000	944,235

		6,428,610

Pharmacy Services — 0.1%
Omnicare, Inc. Company Guar. Notes 7.75% due 06/01/20	1,100,000	1,210,000

Physical Therapy/Rehabilitation Centers — 0.1%
Physiotherapy Associates Holdings, Inc. Senior Notes 11.88% due 05/01/19*	600,000	613,500

Pipelines — 2.8%
Chesapeake Midstream Partners LP/CHKM Finance Corp. Company Guar. Notes 6.13% due 07/15/22	375,000	360,937
Copano Energy LLC/Copano Energy Finance Corp. Company Guar. Notes 7.13% due 04/01/21	575,000	606,625
Crosstex Energy LP/Crosstex Energy Finance Corp. Company Guar. Notes 8.88% due 02/15/18	1,500,000	1,608,750
El Paso Corp. Senior Notes 6.50% due 09/15/20	100,000	110,759
El Paso Corp. Senior Notes 7.25% due 06/01/18	525,000	600,673
Energy Transfer Equity LP Senior Sec. Notes 7.50% due 10/15/20	1,975,000	2,187,312

Enterprise Products Operating LLC Company Guar. Notes 3.70% due 06/01/15	900,000	964,164
Enterprise Products Operating LLC Company Guar. Notes 9.75% due 01/31/14	3,370,000	3,846,548
Everest Acquisition LLC/Everest Acquisition Finance, Inc. Senior Sec. Notes 6.88% due 05/01/19*	250,000	262,500
Everest Acquisition LLC/Everest Acquisition Finance, Inc. Senior Notes 9.38% due 05/01/20*	1,050,000	1,118,250
Holly Energy Partners LP/Holly Energy Finance Corp. Company Guar. Notes 6.50% due 03/01/20*	500,000	505,000
Kinder Morgan Energy Partners LP Senior Notes 3.95% due 09/01/22	3,100,000	3,121,846
Kinder Morgan Energy Partners LP Senior Notes 5.80% due 03/15/35	2,540,000	2,676,103
Kinder Morgan Energy Partners LP Senior Notes 6.38% due 03/01/41	570,000	639,057
Kinder Morgan Energy Partners LP Senior Notes 6.55% due 09/15/40	2,960,000	3,371,384
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. Company Guar. Notes 6.75% due 11/01/20	675,000	740,812
Regency Energy Partners LP/Regency Energy Finance Corp. Company Guar. Notes 6.88% due 12/01/18	950,000	1,007,000
Southern Star Central Corp. Senior Notes 6.75% due 03/01/16	700,000	707,000
Spectra Energy Capital LLC Senior Notes 6.25% due 02/15/13	3,005,000	3,119,956
Targa Resources Partners LP/Targa Resources Partners Finance Corp. Company Guar. Notes 6.38% due 08/01/22*	275,000	277,063
Targa Resources Partners LP/Targa Resources Partners Finance Corp. Company Guar. Notes 6.88% due 02/01/21	350,000	365,750
Williams Partners LP Senior Notes 5.25% due 03/15/20	2,720,000	3,055,681

		31,253,170

Power Converter/Supply Equipment — 0.2%
Hubbell, Inc. Senior Notes 5.95% due 06/01/18	2,160,000	2,569,538

Protection/Safety — 0.1%
Monitronics International, Inc. Senior Notes 9.13% due 04/01/20*	600,000	600,000

Publishing-Books — 0.1%
ProQuest LLC/ProQuest Notes Co. Company Guar. Notes 9.00% due 10/15/18*	700,000	602,000

Publishing-Periodicals — 0.0%
Idearc, Inc. Escrow Notes 8.00% due 11/15/16†(1)(2)	1,275,000	35,063
Nielsen Finance LLC/Nielsen Finance Co. Company Guar. Notes 7.75% due 10/15/18	325,000	359,125

		394,188

Quarrying — 0.0%
Compass Minerals International, Inc. Company Guar. Notes 8.00% due 06/01/19	425,000	460,063

Radio — 0.3%
Cumulus Media Holdings, Inc. Company Guar. Notes 7.75% due 05/01/19	1,075,000	1,017,219
Entercom Radio LLC Company Guar. Notes 10.50% due 12/01/19	1,075,000	1,171,750
Townsquare Radio LLC/Townsquare Radio, Inc. Company Guar. Notes 9.00% due 04/01/19*	750,000	772,500

		2,961,469

Real Estate Investment Trusts — 2.1%
Alexandria Real Estate Equities, Inc. Company Guar. Notes 4.60% due 04/01/22	1,100,000	1,104,610
American Tower Corp. Senior Notes 4.50% due 01/15/18	900,000	950,342
Boston Properties LP Senior Notes 5.88% due 10/15/19	3,000,000	3,475,359
Equity One, Inc. Company Guar. Notes 6.00% due 09/15/17	910,000	990,609
Equity One, Inc. Company Guar. Notes 6.25% due 12/15/14	1,500,000	1,617,346
Health Care REIT, Inc. Senior Notes 4.13% due 04/01/19	200,000	201,520

Health Care REIT, Inc. Senior Notes 6.13% due 04/15/20	1,750,000	1,958,714
Host Hotels & Resorts LP Company Guar. Notes 6.00% due 10/01/21*	925,000	987,438
Liberty Property LP Senior Notes 6.63% due 10/01/17	1,300,000	1,501,337
Simon Property Group LP Senior Notes 6.13% due 05/30/18	1,350,000	1,594,084
Simon Property Group LP Senior Notes 6.75% due 05/15/14	2,025,000	2,210,984
Tanger Properties LP Senior Notes 6.13% due 06/01/20	1,760,000	2,017,889
UDR, Inc. Company Guar. Notes 4.63% due 01/10/22	710,000	742,594
Weyerhaeuser Co. Senior Notes 7.38% due 03/15/32	3,675,000	4,013,559

		23,366,385

Real Estate Management/Services — 0.4%
AMB Property LP Company Guar. Notes 6.13% due 12/01/16	1,540,000	1,730,981
ProLogis LP Senior Notes 6.88% due 03/15/20	940,000	1,096,970
ProLogis LP Senior Notes 7.63% due 08/15/14	1,460,000	1,621,123

		4,449,074

Real Estate Operations & Development — 0.1%
Regency Centers LP Company Guar. Notes 4.80% due 04/15/21	1,200,000	1,266,518
Susa Partnership LP Notes 8.20% due 06/01/17	250,000	302,265

		1,568,783

Recycling — 0.0%
Aleris International, Inc. Escrow Notes 9.00% due 12/15/14†(1)(2)	250,000	25

Rental Auto/Equipment — 0.9%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. Company Guar. Notes 8.25% due 01/15/19	575,000	602,312
ERAC USA Finance LLC Company Guar. Notes 5.63% due 03/15/42*	3,090,000	3,039,707
ERAC USA Finance LLC Company Guar. Notes 6.38% due 10/15/17*	2,680,000	3,129,983
Hertz Corp. Company Guar. Notes 6.75% due 04/15/19	1,000,000	1,043,750
RSC Equipment Rental, Inc./RSC Holdings III LLC Senior Notes 8.25% due 02/01/21	275,000	297,000
RSC Equipment Rental, Inc./RSC Holdings III LLC Company Guar. Notes 10.25% due 11/15/19	475,000	534,375
United Rentals North America, Inc. Company Guar. Notes 8.38% due 09/15/20	1,175,000	1,236,687
UR Financing Escrow Corp. Sec. Notes 5.75% due 07/15/18*	75,000	77,438
UR Financing Escrow Corp. Senior Notes 7.38% due 05/15/20*	75,000	78,750
UR Financing Escrow Corp. Senior Notes 7.63% due 04/15/22*	75,000	79,313

		10,119,315

Research & Development — 0.1%
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. Senior Notes 9.50% due 12/01/19*	1,075,000	1,177,125

Resorts/Theme Parks — 0.1%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. Company Guar. Notes 9.13% due 08/01/18	1,375,000	1,540,000
HRP Myrtle Beach Operations LLC Escrow Notes 7.38 due 04/01/12*†(1)(2)(4)	475,000	0

		1,540,000

Retail-Apparel/Shoe — 0.1%
Gymboree Corp. Senior Notes 9.13% due 12/01/18	1,175,000	1,110,375
Limited Brands, Inc. Company Guar. Notes 5.63% due 02/15/22	425,000	427,656

		1,538,031

Retail-Arts & Crafts — 0.1%
Michaels Stores, Inc. Company Guar. Notes 7.75% due 11/01/18	1,175,000	1,236,687

Retail-Auto Parts — 0.2%
Advance Auto Parts, Inc. Company Guar. Notes 4.50% due 01/15/22	840,000	885,285
O’Reilly Automotive, Inc. Company Guar. Notes 4.88% due 01/14/21	1,040,000	1,126,770

		2,012,055

Retail-Automobile — 0.1%
United Auto Group Company Guar. Notes 7.75% due 12/15/16	900,000	937,134

Retail-Building Products — 0.3%
Hillman Group, Inc. Company Guar. Notes 10.88% due 06/01/18	1,125,000	1,186,875
Home Depot, Inc. Senior Bonds 5.95% due 04/01/41	1,840,000	2,262,493

		3,449,368

Retail-Consumer Electronics — 0.2%
Best Buy Co., Inc. Senior Notes 6.75% due 07/15/13	2,140,000	2,239,936

Retail-Discount — 0.3%
Wal-Mart Stores, Inc. Senior Notes 5.63% due 04/15/41	2,720,000	3,319,181

Retail-Drug Store — 0.1%
CVS Pass-Through Trust Pass Through Certs. 5.30% due 01/11/27*	577,758	619,546

Retail-Fabric Store — 0.2%
Needle Merger Sub Corp. Senior Notes 8.13% due 03/15/19*	1,800,000	1,800,000

Retail-Perfume & Cosmetics — 0.1%
Sally Holdings LLC/Sally Capital, Inc. Company Guar. Notes 6.88% due 11/15/19*	525,000	559,125

Retail-Pet Food & Supplies — 0.2%
Petco Animal Supplies, Inc. Company Guar. Notes 9.25% due 12/01/18*	1,650,000	1,815,000

Retail-Propane Distribution — 0.1%
Inergy LP/Inergy Finance Corp. Company Guar. Notes 6.88% due 08/01/21	1,400,000	1,414,000

Retail-Restaurants — 0.3%
DineEquity, Inc. Company Guar. Notes 9.50% due 10/30/18	1,725,000	1,906,125
NPC International, Inc./NPC Operating Co., Inc. Company Guar. Notes 10.50% due 01/15/20*	1,350,000	1,485,000

		3,391,125

Retail-Sporting Goods — 0.1%
Academy Ltd./Academy Finance Corp. Company Guar. Notes 9.25% due 08/01/19*	1,225,000	1,307,687

Savings & Loans/Thrifts — 0.2%
Astoria Financial Corp. Notes 5.75% due 10/15/12	1,700,000	1,731,951

Schools — 0.3%
Boston University Notes 7.63% due 07/15/97	2,000,000	2,448,920
University of Southern California Senior Bonds 5.25% due 10/01/2111	850,000	1,012,001

		3,460,921

School-Day Care — 0.1%
Knowledge Learning Corp. Company Guar. Notes 7.75% due 02/01/15*	1,500,000	1,218,750

Semiconductor Components-Integrated Circuits — 0.1%
Maxim Integrated Products, Inc. Senior Notes 3.45% due 06/14/13	1,295,000	1,328,414

Semiconductor Equipment — 0.3%
KLA-Tencor Corp. Senior Notes 6.90% due 05/01/18	2,640,000	3,194,429

Special Purpose Entities — 1.3%
Army Hawaii Family Housing Trust Bonds 5.52% due 06/15/50*	790,000	726,081
Camp Pendleton & Quantico Housing LLC Bonds 5.57% due 10/01/50*	1,625,000	1,502,816
Capital One Capital IV FRS Limited Guar. Notes 6.75% due 02/17/37	2,980,000	2,980,000
General Electric Capital Corp./LJ VP Holdings LLC Senior Notes 3.80% due 06/18/19*	1,340,000	1,349,621
Goldman Sachs Capital I Limited Guar. Notes 6.35% due 02/15/34	2,500,000	2,331,440
Murray Street Investment Trust I VRS Company Guar. Notes 4.65% due 03/09/17	4,930,000	4,959,600

		13,849,558

Steel Pipe & Tube — 0.5%
Atkore International, Inc. Senior Sec. Notes 9.88% due 01/01/18	325,000	331,500
Mueller Water Products, Inc. Company Guar. Notes 7.38% due 06/01/17	1,120,000	1,122,800
Mueller Water Products, Inc. Company Guar. Notes 8.75% due 09/01/20	350,000	392,875
Valmont Industries, Inc. Company Guar. Notes 6.63% due 04/20/20	3,420,000	3,995,299

		5,842,474

Steel-Producers — 0.2%
Carpenter Technology Corp. Senior Notes 5.20% due 07/15/21	2,600,000	2,691,151

Steel-Specialty — 0.2%
Allegheny Technologies, Inc. Senior Notes 9.38% due 06/01/19	1,620,000	2,047,414

Telecom Equipment-Fiber Optics — 0.1%
Corning, Inc. Senior Notes 4.75% due 03/15/42	1,100,000	1,098,310

Telecom Services — 0.3%
SBA Tower Trust Sec. Notes 5.10% due 04/15/42*	1,790,000	1,947,891
West Corp. Company Guar. Notes 7.88% due 01/15/19	550,000	586,437
West Corp. Company Guar. Notes 11.00% due 10/15/16	950,000	1,009,375

		3,543,703

Telecommunication Equipment — 0.7%
CommScope, Inc. Senior Notes 8.25% due 01/15/19*	1,325,000	1,414,438
Harris Corp. Senior Notes 5.95% due 12/01/17	5,000,000	5,749,210
Juniper Networks, Inc. Senior Notes 5.95% due 03/15/41	510,000	587,099

		7,750,747

Telephone-Integrated — 1.5%
BellSouth Corp. Bonds 5.20% due 09/15/14	2,000,000	2,190,424
CenturyLink, Inc. Senior Notes 6.45% due 06/15/21	4,000,000	4,163,096
CenturyLink, Inc. Senior Notes 7.65% due 03/15/42	3,000,000	2,845,500
Citizens Communications Co. Senior Notes 9.00% due 08/15/31	900,000	857,250
Level 3 Financing, Inc. Company Guar. Notes 8.13% due 07/01/19*	950,000	976,125
Level 3 Financing, Inc. Company Guar. Notes 8.63% due 07/15/20*	550,000	576,125
SBC Communications Senior Notes 5.10% due 09/15/14	2,000,000	2,196,636
Sprint Capital Corp. Company Guar. Notes 6.88% due 11/15/28	1,100,000	822,250
Sprint Capital Corp. Company Guar. Notes 6.90% due 05/01/19	2,650,000	2,318,750

		16,946,156

Television — 0.1%
AMC Networks, Inc. Company Guar. Notes 7.75% due 07/15/21*	850,000	949,875

Theaters — 0.2%
Cinemark USA, Inc. Company Guar. Notes 7.38% due 06/15/21	150,000	162,000
Cinemark USA, Inc. Company Guar. Notes 8.63% due 06/15/19	1,175,000	1,305,719
Regal Cinemas Corp. Company Guar. Notes 8.63% due 07/15/19	1,075,000	1,182,500

		2,650,219

Tobacco — 0.2%
Altria Group, Inc. Company Guar. Notes 9.25% due 08/06/19	670,000	914,216
Lorillard Tobacco Co. Company Guar. Notes 7.00% due 08/04/41	810,000	893,483

		1,807,699

Toys — 0.1%
Hasbro, Inc. Senior Notes 6.35% due 03/15/40	1,240,000	1,381,844

Transport-Equipment & Leasing — 0.1%
Maxim Crane Works LP Senior Sec. Notes 12.25% due 04/15/15*	625,000	625,000

Transport-Rail — 0.4%
Burlington Northern and Santa Fe Railway Co. Pass Through Certs. Series 1992-2 7.57% due 01/02/21	287,951	343,985
Burlington Northern Santa Fe LLC Senior Notes 5.75% due 05/01/40	2,200,000	2,561,790
Union Pacific Corp. Senior Notes 4.88% due 01/15/15	1,520,000	1,668,880

		4,574,655

Transport-Services — 0.3%
PHI, Inc. Company Guar. Notes 8.63% due 10/15/18	925,000	948,125
Ryder System, Inc. Senior Notes 3.15% due 03/02/15	1,055,000	1,096,253
Ryder System, Inc. Senior Notes 3.50% due 06/01/17	800,000	846,104

		2,890,482

Wire & Cable Products — 0.4%
Anixter, Inc. Company Guar. Notes 5.63% due 05/01/19	450,000	460,125
Belden, Inc. Senior Sub. Notes 7.00% due 03/15/17	1,450,000	1,489,875
General Cable Corp. Company Guar. Notes 7.13% due 04/01/17	1,530,000	1,575,900
International Wire Group, Inc. Senior Sec. Notes 9.75% due 04/15/15*	850,000	894,625

		4,420,525

Total U.S. CORPORATE BONDS & NOTES (cost $826,382,721)		895,119,010

FOREIGN CORPORATE BONDS & NOTES — 15.2%
Advertising Agencies — 0.0%
MDC Partners, Inc. Company Guar. Notes 11.00% due 11/01/16	100,000	108,750

Aerospace/Defense — 0.1%
Embraer Overseas, Ltd. Company Guar. Notes 6.38% due 01/15/20	675,000	749,250

Agricultural Chemicals — 0.1%
Incitec Pivot, Ltd. Company Guar. Notes 4.00% due 12/07/15*	1,270,000	1,294,769

Auto-Cars/Light Trucks — 0.4%
Jaguar Land Rover PLC Company Guar. Notes 8.13% due 05/15/21*	1,200,000	1,254,000
Volkswagen International Finance NV Company Guar. Notes 2.38% due 03/22/17*	3,150,000	3,186,915

		4,440,915

Auto/Truck Parts & Equipment-Original — 0.1%
International Automotive Components Group SL Senior Sec. Notes 9.13% due 06/01/18*	1,400,000	1,288,000

Banks-Commercial — 0.5%
Barclays Bank PLC FRS Jr. Sub. Bonds 5.93% due 12/15/16*(8)	2,850,000	2,593,500
Santander US Debt SA Unipersonal Bank Guar. Notes 3.78% due 10/07/15*	3,500,000	3,357,907

		5,951,407

Beverages-Wine/Spirits — 0.6%
Bacardi, Limited Senior Notes 7.45% due 04/01/14*	2,630,000	2,936,303
Pernod-Ricard SA Senior Notes 4.25% due 07/15/22*	2,950,000	3,027,299
Pernod-Ricard SA Senior Notes 5.75% due 04/07/21*	950,000	1,072,612

		7,036,214

Broadcast Services/Program — 0.6%
Grupo Televisa SA Senior Notes 6.63% due 03/18/25	5,015,000	6,110,908

Building Products-Doors & Windows — 0.1%
Masonite International Corp. Company Guar. Notes 8.25% due 04/15/21*	1,150,000	1,196,000

Cellular Telecom — 0.5%
America Movil SA de CV Notes 5.75% due 01/15/15	900,000	1,003,406
Digicel Group, Limited Senior Notes 8.88% due 01/15/15*	2,250,000	2,261,250
Digicel Group, Limited Senior Notes 10.50% due 04/15/18*	325,000	356,265
Rogers Communications, Inc. Company Guar. Notes 5.50% due 03/15/14	1,860,000	2,010,340

		5,631,261

Chemicals-Diversified — 0.1%
OXEA Finance/Cy SCA Senior Sec. Notes 9.50% due 07/15/17*	851,000	921,207

Computers — 0.2%
Hewlett-Packard Co. Senior Notes 2.60% due 09/15/17	2,100,000	2,102,997

Computers-Memory Devices — 0.2%
Seagate HDD Cayman Company Guar. Notes 7.00% due 11/01/21	575,000	623,875
Seagate Technology HDD Holdings Company Guar. Notes 6.80% due 10/01/16	950,000	1,054,500

		1,678,375

Containers-Metal/Glass — 0.1%
Ardagh Packaging Finance PLC Company Guar. Notes 9.13% due 10/15/20*	1,275,000	1,380,187

Diversified Banking Institutions — 0.4%
Deutsche Bank AG Senior Notes 3.25% due 01/11/16	2,480,000	2,550,311
HSBC Holdings PLC Senior Notes 4.00% due 03/30/22	1,410,000	1,432,481

		3,982,792

Diversified Financial Services — 0.6%
General Electric Capital Corp. Senior Notes 4.63% due 01/07/21	3,000,000	3,254,076
Hyundai Capital Services, Inc. Senior Notes 4.38% due 07/27/16*	380,000	400,906
Hyundai Capital Services, Inc. Notes 6.00% due 05/05/15*	2,380,000	2,606,695

		6,261,677

Diversified Manufacturing Operations — 0.4%
Ingersoll Rand Global Holding Co. Company Guar. Notes 6.88% due 08/15/18	1,610,000	1,968,785
Tyco Electronics Group SA Company Guar. Notes 5.95% due 01/15/14	1,870,000	1,996,693

		3,965,478

Diversified Minerals — 0.2%
Anglo American Capital PLC Company Guar. Notes 2.63% due 04/03/17*	2,000,000	2,010,460
Anglo American Capital PLC Company Guar. Notes 4.45% due 09/27/20*	600,000	630,800

		2,641,260

Diversified Operations — 0.3%
Hutchison Whampoa International 11, Ltd. Company Guar. Notes 3.50% due 01/13/17*	1,550,000	1,596,616
Hutchison Whampoa International, Limited Company Guar. Notes 6.50% due 02/13/13*	433,000	449,280
Hutchison Whampoa International, Limited Company Guar. Notes 7.63% due 04/09/19*	1,000,000	1,234,963
Stena AB Senior Notes 7.00% due 12/01/16	250,000	250,000

		3,530,859

Electric-Generation — 0.1%
Korea Hydro & Nuclear Power Co., Ltd. Senior Notes 6.25% due 06/17/14*	1,155,000	1,247,382

Electric-Integrated — 0.2%
Enersis SA Notes 7.40% due 12/01/16	600,000	713,220
PPL WEM Holdings PLC Senior Notes 5.38% due 05/01/21*	1,100,000	1,205,048

		1,918,268

Electronic Components-Misc. — 0.2%
Koninklijke Philips Electronics NV Senior Notes 5.75% due 03/11/18	1,590,000	1,873,500

Electronic Parts Distribution — 0.1%
Rexel SA Company Guar. Notes 6.13% due 12/15/19*	1,350,000	1,370,250

Finance-Auto Loans — 0.1%
RCI Banque SA Senior Notes 4.60% due 04/12/16*	1,220,000	1,214,281

Finance-Investment Banker/Broker — 0.3%
Macquarie Group, Limited Senior Notes 6.00% due 01/14/20*	3,500,000	3,492,811

Food-Baking — 0.1%
Grupo Bimbo SAB de CV Company Guar. Notes 4.50% due 01/25/22*	1,230,000	1,277,583

Gambling (Non-Hotel) — 0.1%
Great Canadian Gaming Corp. Company Guar. Notes 7.25% due 02/15/15*	1,500,000	1,524,375

Gold Mining — 0.2%
AngloGold Ashanti Holdings PLC Company Guar. Notes 6.50% due 04/15/40	750,000	739,887
Gold Fields Orogen Holding BVI, Limited Company Guar. Notes 4.88% due 10/07/20*	1,660,000	1,571,444

		2,311,331

Insurance-Multi-line — 0.3%
AXA SA Sub. Notes 8.60% due 12/15/30	2,500,000	2,727,327

Metal Processors & Fabrication — 0.1%
Schaeffler Finance BV Senior Sec. Notes 7.75% due 02/15/17*	400,000	424,000
Schaeffler Finance BV Senior Sec. Notes 8.50% due 02/15/19*	1,000,000	1,072,500

		1,496,500

Metal-Diversified — 0.2%
Noranda, Inc. Company Guar. Notes 6.00% due 10/15/15	1,750,000	1,955,035
Rio Tinto Finance USA, Ltd. Company Guar. Notes 6.50% due 07/15/18	380,000	470,203

		2,425,238

Multimedia — 0.3%
Pearson Funding Two PLC Notes 4.00% due 05/17/16*	2,800,000	2,992,508

Non-Ferrous Metals — 0.2%
Codelco, Inc. Bonds 5.63% due 09/21/35*	1,600,000	1,841,122

Oil & Gas Drilling — 0.1%
Noble Holding International, Ltd. Company Guar. Bonds 4.90% due 08/01/20	840,000	916,943

Oil Companies-Exploration & Production — 0.8%
Canadian Natural Resources, Limited Notes 4.90% due 12/01/14	770,000	847,638
Canadian Natural Resources, Limited Bonds 5.85% due 02/01/35	4,960,000	5,775,037
CNPC HK Overseas Capital, Limited Company Guar. Notes 5.95% due 04/28/41*	1,550,000	1,820,929
Lone Pine Resources Canada, Limited Company Guar. Notes 10.38% due 02/15/17*	275,000	281,875
Talisman Energy, Inc. Senior Notes 3.75% due 02/01/21	500,000	497,948

		9,223,427

Oil Companies-Integrated — 1.9%
BP Capital Markets PLC Company Guar. Notes 3.13% due 10/01/15	1,000,000	1,057,667
BP Capital Markets PLC Company Guar. Notes 4.74% due 03/11/21	3,100,000	3,523,584
Husky Energy, Inc. Senior Notes 3.95% due 04/15/22	1,800,000	1,866,701
Lukoil International Finance BV Company Guar. Notes 6.36% due 06/07/17*	1,000,000	1,090,560
Petrobras International Finance Co. Company Guar. Notes 2.88% due 02/06/15	1,320,000	1,348,037
Petrobras International Finance Co. Company Guar. Notes 6.75% due 01/27/41	2,000,000	2,401,964
Petroleos Mexicanos Company Guar. Notes 4.88% due 03/15/15	5,000,000	5,400,000
Petroleos Mexicanos Company Guar. Notes 5.50% due 01/21/21	2,570,000	2,860,410
Petroleos Mexicanos Company Guar. Notes 6.00% due 03/05/20	1,600,000	1,836,000

		21,384,923

Oil Refining & Marketing — 0.1%
Reliance Industries, Ltd. Notes 8.25% due 01/15/27*	500,000	580,000

Oil-Field Services — 0.4%
Schlumberger Investment SA Company Guar. Notes 1.95% due 09/14/16*	840,000	857,657
Weatherford International, Limited Company Guar. Notes 5.95% due 04/15/42	150,000	155,551
Weatherford International, Limited Company Guar. Notes 6.00% due 03/15/18	600,000	687,080
Weatherford International, Limited Senior Notes 7.00% due 03/15/38	2,100,000	2,395,443

		4,095,731

Pipelines — 0.3%
Enbridge, Inc. Senior Notes 5.60% due 04/01/17	2,870,000	3,320,240

Retail-Petroleum Products — 0.3%
Petro-Canada Bonds 5.35% due 07/15/33	2,650,000	2,868,601

Satellite Telecom — 0.4%
Intelsat Jackson Holdings SA Company Guar. Notes 7.25% due 04/01/19	650,000	677,625
Intelsat Jackson Holdings SA Company Guar. Notes 7.25% due 10/15/20*	600,000	625,500
Intelsat Jackson Holdings SA Company Guar. Notes 7.50% due 04/01/21	625,000	656,250
Intelsat Jackson Holdings SA Company Guar. Notes 11.25% due 06/15/16	2,400,000	2,523,000
Intelsat Luxembourg SA Company Guar. Notes 11.50% due 02/04/17(5)	425,000	443,062

		4,925,437

Security Services — 0.1%
Garda World Security Corp. Senior Notes 9.75% due 03/15/17*	1,350,000	1,431,000

Seismic Data Collection — 0.2%
Cie Generale de Geophysique-Veritas Company Guar. Notes 6.50% due 06/01/21	250,000	257,500
Cie Generale de Geophysique-Veritas Company Guar. Bonds 9.50% due 05/15/16	325,000	355,875
Compagnie Generale de Geophysique-Veritas Company Guar. Notes 7.75% due 05/15/17	1,175,000	1,222,000

		1,835,375

Semiconductor Equipment — 0.1%
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co. Company Guar. Notes 10.50% due 04/15/18	950,000	1,066,375

Specified Purpose Acquisitions — 0.0%
MMI International, Ltd. Senior Sec. Notes 8.00% due 03/01/17*	250,000	259,375

Steel-Producers — 1.1%
ArcelorMittal Senior Notes 4.50% due 02/25/17	1,650,000	1,661,195
ArcelorMittal Senior Notes 5.25% due 08/05/20	3,000,000	2,961,249
ArcelorMittal Senior Notes 5.38% due 06/01/13	520,000	539,395
ArcelorMittal Senior Notes 6.13% due 06/01/18	1,425,000	1,501,887
ArcelorMittal Senior Notes 6.75% due 03/01/41	1,000,000	945,615
Gerdau Trade, Inc. Company Guar. Notes 5.75% due 01/30/21*	2,570,000	2,721,630
Hyundai Steel Co. Senior Notes 4.63% due 04/21/16*	2,130,000	2,211,764

		12,542,735

SupraNational Banks — 0.2%
Inter-American Development Bank Notes 6.75% due 07/15/27	1,200,000	1,704,163

Telecom Services — 0.0%
Digicel, Limited Senior Notes 12.00% due 04/01/14*	275,000	305,938

Telephone-Integrated — 0.9%
AT&T, Inc. Senior Notes 6.70% due 11/15/13	520,000	566,644
France Telecom SA Senior Notes 5.38% due 07/08/19	1,600,000	1,814,466
KT Corp. Notes 5.88% due 06/24/14*	3,050,000	3,226,409
Telefonica Emisiones SAU Company Guar. Notes 5.86% due 02/04/13	2,440,000	2,482,580
Telefonica Emisiones SAU Company Guar. Notes 7.05% due 06/20/36	1,575,000	1,452,950

		9,543,049

Transport-Rail — 0.3%
Canadian Pacific Railway Co. Bonds 7.13% due 10/15/31	2,950,000	3,615,231

Total Foreign Corporate Bonds & Notes (cost $155,372,590)		167,603,325

FOREIGN GOVERNMENT AGENCIES — 0.8%
Sovereign — 0.6%
Republic of Colombia Senior Notes 4.38% due 07/12/21	855,000	944,775
State Of Qatar Senior Notes 5.25% due 01/20/20*	2,185,000	2,444,578
United Mexican States Senior Notes 6.63% due 03/03/15	3,150,000	3,598,875

		6,988,228

SupraNational Banks — 0.2%
Corporacion Andina de Fomento Senior Notes 3.75% due 01/15/16	710,000	742,158
Corporacion Andina de Fomento Senior Notes 8.13% due 06/04/19	1,000,000	1,251,243

		1,993,401

Total Foreign Government Agencies (cost $8,038,286)		8,981,629

U.S. GOVERNMENT AGENCIES — 0.1%
Resolution Funding Corp — 0.1%
Resolution Funding Corp. STRIPS zero coupon due 01/15/21 (cost $324,195)	640,000	526,003

COMMON STOCK — 0.0%
Auto-Cars/Light Trucks — 0.0%
General Motors Co.† (cost $1,608,862)	16,407	377,361

MEMBERSHIP INTEREST CERTIFICATES — 0.0%
Home Furnishings — 0.0%
CVC Claims Litigation Trust†(1)(2)(4) (cost $50,370)	5	0

PREFERRED STOCK — 0.2%
Diversified Banking Institutions — 0.1%
Ally Financial, Inc. 7.00%*	1,065	903,919

Finance-Investment Banker/Broker — 0.0%
Lehman Brothers Holdings, Inc. Class D, 5.67%	30,000	300

Real Estate Investment Trusts — 0.1%
ProLogis, Inc. Series C, 8.54%	20,000	1,114,600

Total Preferred Stock (cost $3,091,012)		2,018,819

WARRANTS† — 0.0%
Auto-Cars/Light Trucks — 0.0%
General Motors Co. Expires 07/10/16 (Strike price $10.00)	14,915	210,152
General Motors Co. Expires 07/10/19 (Strike price $18.33)	14,915	139,008

Total Warrants (cost $1,825,617)		349,160

Total Long-Term Investment Securities (cost $996,701,893)		1,074,982,330

SHORT-TERM INVESTMENT SECURITIES — 1.2%
Time Deposits — 1.2%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 05/01/12 (cost $13,285,000)	$13,285,000	13,285,000

TOTAL INVESTMENTS (cost $1,009,986,893)(9)	98.6%	1,088,267,330
Other assets less liabilities	1.4	15,278,122

NET ASSETS	100.0%	$1,103,545,452

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2012, the aggregate value of these securities was $243,306,103 representing 22.1% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

†	Non-income producing security

(1)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 1.

(2)	Illiquid security. At April 30, 2012, the aggregate value of these securities was $5,892,409 representing 0.5% of net assets.

(3)	Collateralized Mortgage Obligation

(4)	Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 1. Certain restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Portfolio has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of April 30, 2012, the Corporate Bond Portfolio held the following restricted securities:

Name	Acquisition Date	Principal Amount/ Shares	Acquisition Cost	Value	Value Per Share	% of Net Assets
CVC Claims Ligitation Trust
Membership Interest Certificates	5/19/2006	5	$50,370	$0	$0.00	0.00%
General Motors Corp.
7.20% due 01/15/11	4/21/2011	$1,000,000	0	15,000	0.02	0.00
General Motors Corp.
7.40% due 09/01/25	4/21/2011	2,800,000	0	42,000	0.02	0.00
General Motors Corp.
9.45% due 11/01/11	4/21/2011	250,000	0	3,750	0.02	0.00
HRP Myrtle Beach Operations LLC
7.38% due 04/01/12	3/23/2006	225,000	225,000
	10/29/2007	100,000	99,852
	1/2/2008	150,000	149,010

		475,000	473,862	0	0.00	0.00

				$60,750		0.00%

(5)	Income may be received in cash or additional bonds at the discretion of the issuer.

(6)	Company has filed for Chapter 11 bankruptcy protection.

(7)	Bond in default

(8)	Perpetual maturity - maturity date reflects the next call date.

(9)	See Note 4 for cost of investments on a tax basis.

STRIPS	— Separate Trading of Registered Interest and Principal Securities
FRS	Floating Rate Security
VRS	Variable Rate Security

The rates shown on FRS and VRS are the current interest rates at April 30, 2012 and unless noted otherwise, the dates shown are the original maturity dates.

Open Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of April 30, 2012	Unrealized Appreciation (Depreciation)
450	Short	U.S. Treasury 10YR Notes	June 2012	$58,840,047	$59,526,563	$(686,516)
150	Short	U.S. Ultra Bonds	June 2012	22,752,800	23,671,875	(919,075)

						$(1,605,591)

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2012 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Asset Backed Securities	$—	$—	$7,023	$7,023
U.S. Corporate Bonds & Notes	—	895,023,147	95,863	895,119,010
Foreign Corporate Bonds & Notes	—	167,603,325	—	167,603,325
Foreign Government Agencies	—	8,981,629	—	8,981,629
U.S. Government Agencies	—	526,003	—	526,003
Common Stock	377,361	—	—	377,361
Membership Interest Certificates	—	—	0	0
Preferred Stock	1,114,900	903,919	—	2,018,819
Warrants	349,160	—	—	349,160
Short-Term Investment Securities:
Time Deposits	—	13,285,000	—	13,285,000

Total	$1,841,421	$1,086,323,023	$102,886	$1,088,267,330

LIABILITIES:
Other Financial Instruments:@
Open Futures Contracts-Depreciation	$1,605,591	$—	$—	$1,605,591

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period. There were no transfers between levels.

At the beginning and/or end of the reporting period, Level 3 investments in securities and other financial instruments were not considered a material portion of the Portfolio.

See Notes to Portfolio of Investments

SunAmerica Series Trust

Global Bond Portfolio

PORTFOLIO OF INVESTMENTS — April 30, 2012

(unaudited)

Security Description		Principal Amount**	Value (Note 1)

ASSET BACKED SECURITIES — 6.6%
United Kingdom — 2.1%
Gracechurch Card Funding PLC FRS Series 2012-1A, Class A2 1.50% due 02/15/17*	EUR	3,300,000	$4,385,147
Granite Mortgages PLC FRS Series 2004-2, Class 3A 1.36% due 06/20/44(1)	GBP	508,372	792,036
Granite Mortgages PLC FRS Series 2004-3, Class 3A1 1.40% due 09/20/44(1)	GBP	486,962	763,341
Silverstone Master Issuer PLC FRS Series 2012-1A, Class 2A1 2.12% due 01/21/55*(1)		1,200,000	1,209,017

			7,149,541

United States — 4.5%
American Home Mtg. Assets LLC FRS Series 2007-1, Class A1 0.86% due 02/25/47(1)		1,235,026	577,464
American Home Mtg. Investment Trust FRS Series 2004-3, Class 1A 0.61% due 10/25/34(1)		2,235	2,085
CIT Mtg. Loan Trust FRS Series 2007-1, Class 2A1 1.24% due 10/25/37*		42,174	41,902
CIT Mtg. Loan Trust FRS Series 2007-1, Class 2A2 1.49% due 10/25/37*		300,000	234,578
CIT Mtg. Loan Trust FRS Series 2007-1, Class 2A3 1.69% due 10/25/37*(2)		400,000	181,141
Countrywide Alternative Loan Trust FRS Series 2005-82, Class A1 0.51% due 02/25/36(1)		1,129,309	635,029
Countrywide Alternative Loan Trust FRS Series 2006-OA1, Class 2A1 0.45% due 03/20/46(1)		1,026,133	541,404
Countrywide Alternative Loan Trust FRS Series 2007-0A11, Class A1A 1.54% due 11/25/47(1)		841,172	459,765
Countrywide Alternative Loan Trust Series 2005 46CB Class A8 5.50% due 10/25/35(1)		324,407	298,652
Countrywide Alternative Loan Trust Series 2007 15CB Class A5 5.75% due 07/25/37(1)		1,180,676	850,314
Educational Services of America, Inc. FRS Series 2012-1, Class A1 1.68% due 09/25/40*		2,100,000	2,100,000
FHLMC Multifamily Structured Pass Through Certs. Series K707, Class A2 2.22% due 12/25/18(1)		1,600,000	1,627,252
FHLMC Multifamily Structured Pass Through Certs. Series K703, Class A2 2.70% due 05/25/18(1)		1,000,000	1,046,355
GCO Education Loan Funding Trust FRS GCOE 2006-1 A10L 0.68% due 02/27/28		100,000	85,500
GCO Education Loan Funding Trust FRS GCOE 2006-1 A11L 0.72% due 05/25/36		300,000	244,597
HSBC Home Equity Loan Trust FRS Series 2007-3, Class APT 1.44% due 11/20/36		673,812	607,006
Lehman XS Trust FRS Series 2007-7N Class 1A2 0.48% due 06/25/47(1)		1,368,624	695,937
NCUA Guaranteed Notes Series 2010-C1, Class A2 2.90% due 10/29/20(1)		1,000,000	1,061,994
Residential Accredit Loans, Inc. Series 2005-QS13 Class 2A3 5.75% due 09/25/35(1)		262,678	181,334
Sequoia Mtg. Trust FRS Series 2004-10, Class A3A 1.07% due 11/20/34(1)		132,547	122,640
SLM Student Loan Trust FRS Series 2003-10A, Class A1D 1.68% due 12/15/16*		100,000	99,969
SLM Student Loan Trust FRS Series 2003-10A, Class A1G 1.72% due 12/15/16*(2)		100,000	99,969
SLM Student Loan Trust FRS Series 2003-10A, Class A1H 1.74% due 12/15/16*(2)		100,000	99,969
SLM Student Loan Trust FRS Series 2003-10A, Class A1B 1.77% due 12/15/16*(2)		850,000	849,734
SLM Student Loan Trust FRS Series 2003-10A, Class A1E 1.78% due 12/15/16*		100,000	99,969
Structured Adjustable Rate Mtg. Loan Trust FRS Series 2007-10, Class 1A1 6.00% due 11/25/37(1)		710,977	355,792
Washington Mutual Alternative Mtg. Pass-Through Certificates FRS Series 2007-OA2 Class 2A 0.87% due 01/25/47(1)		604,305	249,586
Washington Mutual Alternative Mtg. Pass-Through Certificates FRS Series-AR5 Class 4A 1.15% due 06/25/46(1)		1,675,064	809,126

Wells Fargo Alternative Loan Trust FRS Series 2007-PA6, Class A1 5.89% due 12/28/37(1)		1,071,008	747,598

			15,006,661

Total Asset Backed Securities (cost $26,772,585)			22,156,202

CORPORATE BONDS & NOTES — 20.0%
Australia — 0.3%
Commonwealth Bank of Australia Senior Notes 1.95% due 03/16/15		850,000	858,114

Canada — 1.3%
Bank of Montreal Notes 1.95% due 01/30/18*		550,000	561,384
Bank of Nova Scotia Notes 1.05% due 03/20/15*		1,400,000	1,406,219
Bank of Nova Scotia Bonds 5.75% due 01/28/14	AUD	1,200,000	1,283,219
Caisse Centrale Desjardins du Quebec Notes 1.60% due 03/06/17*		400,000	400,475
Canadian Imperial Bank of Commerce Senior Notes 5.75% due 12/19/13	AUD	800,000	855,497

			4,506,794

Cayman Islands — 0.0%
Petrobras International Finance Co. Company Guar. Notes 5.38% due 01/27/21		50,000	54,772
Petrobras International Finance Co. Company Guar. Notes 5.75% due 01/20/20		90,000	100,454

			155,226

Curacao — 0.2%
Teva Pharmaceutical Finance IV BV Company Guar. Notes 2.88% due 04/15/19	EUR	550,000	747,415

France — 0.2%
Pernod-Ricard SA Senior Notes 5.75% due 04/07/21*(2)		350,000	395,173
Total Capital International SA Company Guar. Notes 2.88% due 02/17/22		450,000	449,607

			844,780

Germany — 3.2%
FMS Wertmanagement Government Guar. Notes 2.25% due 07/14/14	EUR	4,100,000	5,615,890
FMS Wertmanagement Government Guar. Notes 2.75% due 06/03/16	EUR	2,900,000	4,072,441
Kreditanstalt fuer Wiederaufbau Government Guar. Notes 5.00% due 12/01/20	SEK	2,000,000	338,176
Kreditanstalt fuer Wiederaufbau Government Guar. Notes 6.00% due 08/20/20	AUD	800,000	888,475

			10,914,982

Japan — 3.7%
Japan Finance Organization for Municipalities Government Guar. Bonds 1.90% due 06/22/18	JPY	860,000,000	11,732,117
Sumitomo Mitsui Banking Corp. Senior Notes 3.15% due 07/22/15*		750,000	783,467

			12,515,584

Jersey — 0.1%
BAA Funding, Ltd. Senior Notes 5.85% due 11/27/15	GBP	260,000	443,040

Luxembourg — 0.4%
Gazprom OAO Via Gaz Capital SA Senior Notes 9.25% due 04/23/19		710,000	883,950
TNK-BP Finance SA Company Guar. Notes 6.63% due 03/20/17		126,000	139,230
TNK-BP Finance SA Company Guar. Notes 7.50% due 07/18/16		159,000	178,676

			1,201,856

Mexico — 0.1%
Petroleos Mexicanos Company Guar. Notes 5.50% due 01/21/21		360,000	400,680

Netherlands — 0.2%
ING Bank NV Senior Notes 3.88% due 05/24/16	EUR	500,000	695,630

Norway — 2.6%
DnB NOR Boligkreditt AS Bonds 2.90% due 03/29/17*		3,600,000	3,733,981
Schlumberger Norge AS Company Guar. Notes 3.00% due 03/18/13		1,150,000	1,171,505
Sparebank 1 Boligkreditt AS Notes 2.30% due 06/30/18*		1,400,000	1,401,358

Sparebank 1 Boligkreditt AS Notes 2.63% due 05/26/17*		2,300,000	2,363,069

			8,669,913

Sweden — 0.4%
Swedbank Hypotek AB FRS Bonds 0.92% due 03/28/14*		590,000	588,838
Vattenfall AB Senior Notes 6.75% due 01/31/19	EUR	400,000	675,765

			1,264,603

Switzerland — 0.5%
Credit Suisse AG Senior Notes 2.88% due 09/24/15	EUR	200,000	274,377
Credit Suisse AG Senior Notes 3.88% due 01/25/17	EUR	400,000	565,273
UBS AG Notes 4.88% due 08/04/20		650,000	680,524

			1,520,174

United Arab Emirates — 0.2%
Dolphin Energy, Ltd. Senior Sec. Notes 5.50% due 12/15/21		200,000	213,000
Dolphin Energy, Ltd. Senior Sec. Notes 5.89% due 06/15/19		531,027	577,492

			790,492

United Kingdom — 1.6%
Abbey National Treasury Services PLC Bonds 3.38% due 06/08/16	EUR	600,000	831,353
Bank of Scotland PLC Bonds 5.25% due 02/21/17		800,000	875,919
BP Capital Markets PLC Company Guar. Notes 4.50% due 10/01/20		700,000	777,803
HSBC Bank PLC Senior Notes 1.63% due 08/12/13*(2)		2,050,000	2,055,484
Royal Bank of Scotland PLC Senior Notes 4.88% due 08/25/14*		750,000	773,940

			5,314,499

United States — 5.0%
American Express Credit Corp. Senior Notes 2.80% due 09/19/16		800,000	829,039
Archer-Daniels-Midland Co. Senior Notes 4.48% due 03/01/21		750,000	860,818
Aristotle Holding, Inc. Company Guar. Notes 3.50% due 11/15/16*		750,000	792,476
AT&T, Inc. Senior Notes 4.45% due 05/15/21		750,000	841,479
AT&T, Inc. Senior Notes 6.70% due 11/15/13		650,000	708,304
Caterpillar Financial Services Corp. Senior Notes 2.05% due 08/01/16		750,000	776,898
Citigroup, Inc. Senior Notes 4.50% due 01/14/22		790,000	803,885
Hewlett-Packard Co. Senior Notes 2.60% due 09/15/17		900,000	901,284
International Business Machines Corp. Senior Notes 6.63% due 01/30/14	EUR	400,000	582,440
John Deere Capital Corp. FRS Senior Notes 0.87% due 10/04/13		700,000	704,072
John Deere Capital Corp. Senior Notes 1.40% due 03/15/17		750,000	751,719
JPMorgan Chase & Co. Notes 1.88% due 03/20/15		800,000	805,308
JPMorgan Chase & Co. Senior Notes 4.50% due 01/24/22		750,000	798,910
MassMutual Global Funding II Senior Notes 2.30% due 09/28/15*(2)		400,000	412,486
MassMutual Global Funding II Senior Sec. Notes 2.88% due 04/21/14*(2)		300,000	309,370
McDonald’s Corp. Senior Notes 3.63% due 05/20/21		750,000	824,631
MetLife Institutional Funding II Sec. Notes 1.63% due 04/02/15*		1,600,000	1,602,126
NBCUniversal Media LLC Senior Notes 4.38% due 04/01/21		600,000	654,028
Prudential Financial, Inc. Senior Notes 4.50% due 11/16/21		725,000	773,342
Texas Instruments, Inc. Senior Notes 2.38% due 05/16/16		800,000	841,423

WM Covered Bond Program Sec. Notes 4.00% due 11/26/16	EUR	850,000	1,202,701

			16,776,739

Total Corporate Bonds & Notes (cost $62,044,911)			67,620,521

GOVERNMENT AGENCIES — 60.9%
Belgium — 2.0%
Kingdom of Belgium Bonds 3.50% due 06/28/17	EUR	3,190,000	4,448,936
Kingdom of Belgium Bonds 3.75% due 09/28/20	EUR	245,000	339,419
Kingdom of Belgium Bonds 4.00% due 03/28/14	EUR	1,010,000	1,408,958
Kingdom of Belgium Senior Notes 4.25% due 09/28/22	EUR	490,000	692,926

			6,890,239

Canada — 1.2%
Government of Canada Bonds 2.50% due 06/01/15(3)	CAD	2,460,000	2,566,483
Government of Canada Bonds 5.75% due 06/01/29	CAD	1,000,000	1,468,543

			4,035,026

Colombia — 0.2%
Republic of Colombia Senior Notes 4.38% due 07/12/21		720,000	795,600

Denmark — 0.5%
Kingdom of Denmark Bonds 4.00% due 11/15/17	DKK	7,600,000	1,575,876

Finland — 1.1%
Republic of Finland Senior Notes 3.13% due 09/15/14	EUR	2,550,000	3,592,476

France — 1.9%
Republic of France Bonds 3.00% due 04/25/22	EUR	280,000	371,674
Republic of France Bonds 3.75% due 04/25/17	EUR	2,090,000	3,025,758
Republic of France Bonds 4.50% due 04/25/41	EUR	2,050,000	3,088,332

			6,485,764

Germany — 14.5%
Federal Republic of Germany Bonds 1.25% due 10/14/16	EUR	5,550,000	7,583,830
Federal Republic of Germany Bonds 1.75% due 10/09/15	EUR	2,300,000	3,197,516
Federal Republic of Germany Bonds 2.00% due 01/04/22	EUR	7,520,000	10,332,587
Federal Republic of Germany Bonds 2.50% due 02/27/15	EUR	900,000	1,269,080
Federal Republic of Germany Bonds 2.50% due 01/04/21	EUR	540,000	778,886
Federal Republic of Germany Bonds 3.50% due 07/04/19	EUR	590,000	909,192
Federal Republic of Germany Bonds 3.75% due 01/04/17	EUR	7,675,000	11,647,031
Federal Republic of Germany Bonds 3.75% due 01/04/19	EUR	3,820,000	5,949,671
Federal Republic of Germany Bonds 4.00% due 07/04/16	EUR	240,000	364,238
Federal Republic of Germany Bonds 4.25% due 07/04/39	EUR	730,000	1,321,031
Federal Republic of Germany Bonds 4.75% due 07/04/40	EUR	410,000	802,842
Federal Republic of Germany Bonds 5.50% due 01/04/31	EUR	2,340,000	4,525,400

			48,681,304

Indonesia — 0.2%
Republic of Indonesia Senior Bonds 8.50% due 10/12/35		500,000	726,250

Japan — 17.9%
Government of Japan Senior Notes 1.50% due 09/20/14	JPY	750,000,000	9,701,603
Government of Japan Bonds 1.60% due 06/20/14	JPY	1,000,000,000	12,920,491
Government of Japan Senior Bonds 1.70% due 12/20/16	JPY	142,000,000	1,898,197
Government of Japan Bonds 1.80% due 09/20/31	JPY	100,000,000	1,276,643
Government of Japan Bonds 1.90% due 03/20/24	JPY	450,000,000	6,127,829

Government of Japan Bonds 2.00% due 12/20/25	JPY	70,000,000	953,569
Government of Japan Bonds 2.00% due 09/20/41	JPY	200,000,000	2,563,665
Government of Japan Bonds 2.10% due 12/20/26	JPY	245,000,000	3,358,887
Government of Japan Senior Bonds 2.10% due 09/20/29	JPY	240,000,000	3,243,054
Government of Japan Bonds 2.10% due 12/20/29	JPY	340,000,000	4,579,797
Government of Japan Bonds 2.20% due 09/20/26	JPY	700,000,000	9,726,134
Government of Japan Bonds 2.30% due 03/20/39	JPY	280,000,000	3,837,739

			60,187,608

Malaysia — 0.4%
Federation of Malaysia Bonds 3.43% due 08/15/14	MYR	4,350,000	1,447,179

Mexico — 0.6%
United Mexican States Bonds 7.75% due 11/13/42	MXN	15,778,900	1,256,381
United Mexican States Bonds 10.00% due 12/05/24	MXN	7,224,800	727,646

			1,984,027

Netherlands — 2.5%
Government of Netherlands Bonds 2.25% due 07/15/22	EUR	1,340,000	1,776,756
Government of Netherlands Bonds 2.75% due 01/15/15	EUR	1,150,000	1,611,688
Government of Netherlands Bonds 3.25% due 07/15/15	EUR	1,750,000	2,500,519
Government of Netherlands Bonds 4.00% due 07/15/19	EUR	630,000	955,852
Government of Netherlands Bonds 4.25% due 07/15/13	EUR	1,200,000	1,666,533

			8,511,348

South Africa — 0.9%
Republic of South Africa Bonds 6.75% due 03/31/21	ZAR	7,445,000	902,114
Republic of South Africa Bonds 7.25% due 01/15/20	ZAR	1,100,000	138,976
Republic of South Africa Bonds 10.50% due 12/21/26	ZAR	3,905,000	600,317
Republic of South Africa Bonds 10.50% due 12/21/26	ZAR	8,505,000	1,307,477

			2,948,884

Spain — 1.5%
Kingdom of Spain Bonds 3.80% due 01/31/17	EUR	1,130,000	1,430,864
Kingdom of Spain Bonds 5.85% due 01/31/22	EUR	2,630,000	3,493,795

			4,924,659

Sweden — 0.1%
Kingdom of Sweden Bonds 6.75% due 05/05/14	SEK	2,300,000	379,803

United States — 15.4%
Federal Home Loan Mtg. Corp. 2.38% due 01/13/22		1,300,000	1,307,848
Federal National Mtg. Assoc. 3.42% due 10/01/20		393,430	421,934
Federal National Mtg. Assoc. 3.63% due 12/01/20		295,225	320,306
Federal National Mtg. Assoc. 3.75% due 03/01/18		998,977	1,090,827
Federal National Mtg. Assoc. 3.84% due 05/01/18		530,000	581,276
Federal National Mtg. Assoc. 4.00% due 10/01/31		868,715	930,763
Federal National Mtg. Assoc. 4.00% due 01/01/41		966,827	1,023,647
Federal National Mtg. Assoc. 4.00% due 10/01/41		57,413	60,813
Federal National Mtg. Assoc. 4.00% due 01/01/42		990,985	1,049,690
Federal National Mtg. Assoc. 4.00% due May TBA		25,000,000	26,441,405
Federal National Mtg. Assoc. 4.50% due 10/01/33		311,256	334,327
Federal National Mtg. Assoc. 4.50% due 02/01/35		170,109	182,611
Federal National Mtg. Assoc. 4.50% due 11/01/35		3,999,600	4,293,555
Federal National Mtg. Assoc. 4.50% due 03/01/36		1,268,103	1,361,303
Federal National Mtg. Assoc. 4.50% due 08/01/40		1,028,147	1,101,557
Federal National Mtg. Assoc. 4.50% due 02/01/41		1,000,001	1,073,653
Federal National Mtg. Assoc. 4.50% due 02/01/41		191,051	205,122

Federal National Mtg. Assoc. 4.50% due 06/01/41		4,971,856	5,338,044
Federal National Mtg. Assoc. 4.50% due 07/01/41		1,911,314	2,052,087
Federal National Mtg. Assoc. 4.50% due 08/01/41		459,673	493,529
Federal National Mtg. Assoc. 4.50% due 10/01/41		116,948	125,562
Federal National Mtg. Assoc. 4.50% due May 15 TBA		2,000,000	2,147,500

			51,937,359

Total Government Agencies (cost $198,000,749)			205,103,402

GOVERNMENT TREASURIES — 9.6%
Italy — 4.1%
Republic of Italy Bonds 4.75% due 09/15/16	EUR	2,840,000	3,818,623
Republic of Italy Bonds 4.75% due 05/01/17	EUR	1,860,000	2,476,117
Republic of Italy Bonds 5.00% due 03/01/22	EUR	930,000	1,182,784
Republic of Italy Bonds 5.00% due 08/01/34	EUR	890,000	1,038,779
Republic of Italy Bonds 5.50% due 09/01/22	EUR	2,960,000	3,878,188
Republic of Italy Bonds 5.75% due 02/01/33	EUR	173,000	221,040
Republic of Italy Bonds 6.00% due 05/01/31	EUR	850,000	1,115,919

			13,731,450

United Kingdom — 5.5%
United Kingdom Gilt Treasury Bonds 1.00% due 09/07/17	GBP	220,000	352,537
United Kingdom Gilt Treasury Bonds 1.75% due 01/22/17	GBP	250,000	418,469
United Kingdom Gilt Treasury Bonds 2.00% due 01/22/16	GBP	850,000	1,438,133
United Kingdom Gilt Treasury Bonds 2.75% due 01/22/15	GBP	1,040,000	1,787,988
United Kingdom Gilt Treasury Bonds 3.75% due 07/22/52	GBP	90,000	157,001
United Kingdom Gilt Treasury Bonds 4.00% due 09/07/16	GBP	990,000	1,816,695
United Kingdom Gilt Treasury Bonds 4.00% due 01/22/60	GBP	490,000	915,140
United Kingdom Gilt Treasury Bonds 4.25% due 03/07/36	GBP	210,000	397,588
United Kingdom Gilt Treasury Bonds 4.25% due 12/07/40	GBP	1,165,000	2,209,447
United Kingdom Gilt Treasury Bonds 4.25% due 12/07/49	GBP	80,000	154,366
United Kingdom Gilt Treasury Bonds 4.50% due 03/07/13	GBP	630,000	1,057,588
United Kingdom Gilt Treasury Bonds 4.50% due 09/07/34	GBP	1,530,000	3,001,246
United Kingdom Gilt Treasury Bonds 5.00% due 03/07/18	GBP	1,250,000	2,454,900
United Kingdom Inflation Linked Gilt Treasury Bonds 2.50% due 07/26/16(4)	GBP	1,314,898	2,505,749

			18,666,847

Total Government Treasuries (cost $31,844,989)			32,398,297

FOREIGN DEBT OBLIGATIONS — 1.6%
SupraNational — 1.6%
Asian Development Bank Senior Notes 2.35% due 06/21/27	JPY	40,000,000	561,772
European Investment Bank Senior Notes 2.13% due 01/15/14	EUR	2,400,000	3,264,245
European Investment Bank Senior Notes 5.00% due 12/01/20	SEK	2,950,000	485,383
Inter-American Development Bank Notes 7.00% due 06/15/25		850,000	1,192,595

Total Foreign Debt Obligations (cost $5,079,678)			5,503,995

Total Long-Term Investment Securities (cost $323,742,912)			332,782,417

SHORT-TERM INVESTMENT SECURITIES — 8.3%
FOREIGN GOVERNMENT TREASURIES — 0.6%
United Mexican States 4.32% due 10/18/12	MXN	2,345,970	1,764,707
United Kingdom Gilt Treasury Bonds 5.25% due 06/07/12	GBP	50,000	81,434

			1,846,141

Time Deposits — 7.7%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 05/01/12	26,027,000	26,027,000

Total Short-Term Investment Securities (cost $27,861,006)		27,873,141

TOTAL INVESTMENTS — (cost $351,603,918)(5)	107.0%	360,655,558
Liabilities in excess of other assets	(7.0)	(23,723,964)

NET ASSETS —	100.0%	$336,931,594

BONDS & NOTES SOLD SHORT — (2.5)%
U.S. Government Agencies — (2.5)%
Federal National Mtg. Assoc. 4.50% due May 30 TBA	(8,000,000)	(8,565,000)

Total Bonds & Notes Sold Short (proceeds $(8,517,529))		$(8,565,000)

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2012, the aggregate value of these securities was $26,981,241 representing 8.0% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

**	In United States Dollars unless otherwise indicated.

(1)	Collateralized Mortgage Obligation

(2)	Illiquid security. At April 30, 2012, the aggregate value of these securities was $4,403,326 representing 1.3% of net assets.

(3)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.

(4)	Principal amount of security is adjusted for inflation.

(5)	See Note 4 for cost of investments on a tax basis.

AUD — Australian Dollar

CAD — Canada Dollar

DKK — Danish Krone

EUR — Euro Dollar

GBP — British Pound

JPY — Japanese Yen

MXN — Mexican Peso

MYR — Malaysian Ringgist

SEK — Swedish Krona

USD — United States Dollar

ZAR — South African Rand

TBA — Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement date.

FRS — Floating Rate Security

The rates shown on FRS are the current interest rates at April 30, 2012 and unless noted otherwise, the dates shown are the original maturity dates.

Open Futures Contracts
Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of April 30, 2012	Unrealized Appreciation (Depreciation)
24	Long	Euro-BOBL	June 2012	$3,969,751	$3,980,632	$10,881
34	Long	Euro-Bund	June 2012	6,262,638	6,349,870	87,232
15	Short	Euro-Shatz	June 2012	2,191,651	2,196,019	(4,368)
71	Short	90 Day Euro Dollar	June 2012	17,663,988	17,665,688	(1,700)
2	Short	Japanese 10 Year Bond	June 2012	3,567,635	3,585,170	(17,535)
14	Long	Life Long Gilt	June 2012	2,597,126	2,626,728	29,602
18	Long	U.S. Treasury 2 Year Note	June 2012	3,959,157	3,969,844	10,687
239	Long	U.S. Treasury 5 Year Note	June 2012	29,366,977	29,587,453	220,476
115	Long	U.S. Treasury 10 Year Note	June 2012	14,968,867	15,212,344	243,477
68	Long	U.S. Treasury Long Bond	June 2012	9,634,732	9,715,500	80,768
79	Long	U.S. Treasury Ultra Long Bond	June 2012	12,485,868	12,467,188	(18,680)

						$640,840

Open Forward Foreign Currency Contracts
Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized (Depreciation)
Bank of America N.A.	CAD	431,795	EUR	329,004	6/20/2012	$—	$(1,031)
	JPY	35,393,723	EUR	331,759	6/20/2012	—	(4,257)
	USD	1,184,000	JPY	97,904,538	6/20/2012	42,789	—

						42,789	(5,288)

Barclays Bank PLC	EUR	842,705	USD	1,110,145	6/20/2012	—	(5,581)
	JPY	16,374,900	EUR	150,000	6/20/2012	—	(6,588)
	JPY	32,456,424	USD	392,000	6/20/2012	—	(14,694)
	USD	1,595,287	EUR	1,212,654	6/20/2012	10,245	—
	USD	420,000	JPY	33,508,860	6/20/2012	—	(119)

						10,245	(26,982)

Citibank N.A.	AUD	175,787	CAD	183,244	6/20/2012	3,071	—
	AUD	811,600	USD	843,247	6/20/2012	1,928	—
	CAD	1,237,406	USD	1,238,000	6/20/2012	—	(13,253)
	EUR	314,000	AUD	402,900	6/20/2012	1,923	—
	EUR	318,000	GBP	260,378	6/20/2012	1,416	—
	EUR	920,253	JPY	99,368,962	6/20/2012	26,740	—
	EUR	299,000	NZD	487,451	6/20/2012	1,451	—
	EUR	646,750	USD	853,817	6/20/2012	—	(2,468)
	GBP	259,907	EUR	314,000	6/20/2012	—	(5,947)
	GBP	248,000	USD	393,070	6/20/2012	—	(9,289)
	JPY	32,912,866	EUR	302,000	6/20/2012	—	(12,571)
	JPY	265,006,990	USD	3,256,000	6/20/2012	—	(64,659)
	NZD	479,476	EUR	296,000	6/20/2012	1,077	—
	NZD	580,000	USD	469,748	6/20/2012	—	(3,011)
	SEK	4,317,312	USD	644,000	6/20/2012	2,899	—
	USD	776,675	AUD	751,000	6/20/2012	1,825	—
	USD	396,000	CAD	393,458	6/20/2012	1,861	—
	USD	1,085,457	EUR	824,489	6/20/2012	6,151	—
	USD	791,000	JPY	65,251,904	6/20/2012	26,636	—

						76,978	(111,198)

Credit Suisse London Branch	CAD	340,893	EUR	259,540	6/20/2012	—	(1,081)
	CAD	394,586	USD	396,490	6/20/2012	—	(2,512)
	CHF	409,074	EUR	340,071	6/20/2012	—	(702)
	CHF	21,659	USD	23,751	6/20/2012	—	(125)
	EUR	633,000	GBP	519,372	6/20/2012	4,556	—
	EUR	297,000	JPY	32,813,302	6/20/2012	17,943	—
	EUR	1,761,514	USD	2,309,169	6/20/2012	—	(23,043)
	GBP	510,000	USD	812,789	6/20/2012	—	(14,642)
	JPY	32,506,130	USD	395,000	6/20/2012	—	(12,317)
	USD	419,654	AUD	410,464	6/20/2012	5,840	—
	USD	839,843	EUR	633,582	6/20/2012	—	(993)
	USD	419,232	GBP	258,000	6/20/2012	—	(649)
	USD	829,000	JPY	66,979,313	6/20/2012	10,281	—
	ZAR	23,056,507	USD	2,922,541	6/8/2012	—	(27,990)

						38,620	(84,054)

Deutsche Bank AG London	CAD	395,000	JPY	32,396,952	6/20/2012	6,528	—
	CHF	378,291	AUD	401,000	6/20/2012	—	(1,331)
	EUR	548,064	USD	731,454	5/11/2012	5,960	—
	EUR	322,000	AUD	416,745	6/20/2012	5,684	—
	EUR	628,114	GBP	514,908	6/20/2012	3,783	—
	EUR	492,647	JPY	52,999,552	6/20/2012	11,853	—
	EUR	1,402,880	USD	1,847,021	6/20/2012	—	(10,366)
	GBP	272,998	EUR	334,012	6/20/2012	—	(690)
	GBP	589,816	USD	946,421	6/20/2012	—	(10,505)
	JPY	82,903,000	USD	1,030,875	5/23/2012	—	(7,669)
	JPY	69,406,362	EUR	639,144	6/20/2012	—	(23,479)
	JPY	33,570,461	USD	420,000	6/20/2012	—	(653)
	NZD	487,000	CHF	356,898	6/20/2012	—	(3,523)
	NZD	508,861	EUR	316,000	6/20/2012	3,605	—
	USD	1,723,666	CAD	1,702,000	6/18/2012	—	(2,541)
	USD	580,591	AUD	561,000	6/20/2012	952	—
	USD	416,000	CAD	414,170	6/20/2012	2,804	—
	USD	393,395	GBP	248,000	6/20/2012	8,964	—
	USD	1,245,000	JPY	100,878,322	6/20/2012	19,052	—
	USD	2,174,204	NZD	2,663,021	6/20/2012	—	(3,572)

						69,185	(64,329)

HSBC Bank PLC	CAD	393,436	USD	395,000	6/20/2012	—	(2,839)

	EUR	894,000	NOK	6,810,522	6/20/2012	4,183	—
	EUR	617,240	USD	812,743	6/20/2012	—	(4,471)
	GBP	521,581	EUR	636,000	6/20/2012	—	(4,168)
	NOK	19,012,464	EUR	2,500,000	6/20/2012	—	(6,008)
	NOK	12,659,110	USD	2,194,000	6/20/2012	—	(13,874)
	USD	4,615,572	NOK	26,234,121	6/20/2012	—	(40,081)

						4,183	(71,441)

JPMorgan Chase Bank N.A.	AUD	802,000	CHF	759,129	6/20/2012	5,469	—
	AUD	391,988	EUR	309,498	6/20/2012	3,427	—
	AUD	901,000	USD	917,218	6/20/2012	—	(16,775)
	CAD	386,885	EUR	296,807	6/20/2012	1,753	—
	CHF	361,350	USD	396,000	6/20/2012	—	(2,339)
	EUR	63,602	USD	84,064	5/11/2012	—	(128)
	EUR	418,000	CAD	546,920	6/20/2012	—	(385)
	EUR	340,000	JPY	36,660,160	6/20/2012	9,215	—
	EUR	297,000	NOK	2,262,133	6/20/2012	1,316	—
	EUR	850,880	USD	1,124,506	6/20/2012	—	(2,044)
	GBP	251,000	USD	394,452	6/20/2012	—	(12,775)
	JPY	99,146,672	USD	1,211,780	6/20/2012	—	(30,573)
	NZD	655,000	USD	536,669	6/20/2012	2,777	—
	USD	1,576,660	GBP	989,252	5/31/2012	28,510	—
	USD	784,088	AUD	761,000	6/20/2012	4,779	—
	USD	416,000	CAD	415,176	6/20/2012	3,822	—
	USD	755,343	CHF	689,182	6/20/2012	4,387	—
	USD	1,624,663	EUR	1,234,880	6/20/2012	10,295	—
	USD	539,062	GBP	342,356	6/20/2012	16,381	—
	USD	3,266,917	JPY	266,136,016	6/20/2012	67,890	—

						160,021	(65,019)

Morgan Stanley & Co. International PLC	CAD	342,795	USD	345,000	6/20/2012	—	(1,631)
	EUR	632,000	GBP	522,433	6/20/2012	10,847	—
	EUR	314,000	JPY	34,029,436	6/20/2012	10,674	—
	JPY	198,495,060	USD	2,414,000	6/20/2012	—	(73,234)
	SEK	14,719,420	EUR	1,649,854	6/20/2012	—	(1,389)
	USD	848,555	EUR	646,878	6/20/2012	7,899	—
	USD	2,505,064	GBP	1,538,000	6/20/2012	—	(9,789)

						29,420	(86,043)

Royal Bank of Canada	CAD	5,114,123	USD	5,140,000	6/20/2012	—	(31,352)
	EUR	512,000	CAD	681,522	6/20/2012	11,269	—
	EUR	298,000	GBP	247,152	6/20/2012	6,437	—
	MXN	16,763,082	USD	1,264,108	5/25/2012	—	(20,077)
	USD	3,503,800	EUR	2,629,000	5/11/2012	—	(23,686)
	USD	413,704	AUD	401,000	6/20/2012	1,980	—
	USD	7,490,756	CAD	7,456,606	6/20/2012	49,292	—
	USD	451,481	EUR	342,544	6/20/2012	2,040	—

						71,018	(75,115)

Royal Bank of Scotland PLC	AUD	375,000	JPY	32,423,437	6/20/2012	17,549	—
	CAD	386,862	AUD	377,000	6/20/2012	—	(387)
	CAD	554,318	EUR	418,000	6/20/2012	—	(7,097)
	CAD	393,669	USD	397,000	6/20/2012	—	(1,074)
	EUR	596,000	GBP	496,315	6/20/2012	16,136	—
	EUR	297,000	JPY	32,965,544	6/20/2012	19,851	—
	EUR	1,777,000	NOK	13,594,881	6/20/2012	18,367	—
	EUR	315,000	NZD	505,798	6/20/2012	—	(4,778)
	EUR	783,000	SEK	6,975,990	6/20/2012	—	(776)
	EUR	334,000	USD	444,497	6/20/2012	2,287	—
	GBP	272,966	EUR	334,012	6/20/2012	—	(639)
	GBP	310,000	SEK	3,397,240	6/20/2012	1,526	—
	GBP	282,090	USD	442,250	6/20/2012	—	(15,418)
	JPY	34,693,847	EUR	323,647	6/20/2012	—	(6,227)
	JPY	50,577,269	USD	619,000	6/20/2012	—	(14,756)
	USD	390,483	AUD	374,000	6/20/2012	—	(2,788)
	USD	861,638	EUR	653,000	6/20/2012	2,922	—
	USD	392,000	JPY	32,906,048	6/20/2012	20,328	—

						98,966	(53,940)

State Street Bank London	AUD	450,000	CHF	432,266	6/20/2012	10,036	—
	AUD	405,216	EUR	315,000	6/20/2012	—	(3,000)
	AUD	270,297	USD	281,181	6/20/2012	986	—
	CHF	714,695	EUR	594,000	6/20/2012	—	(1,409)
	CHF	2,163,584	USD	2,369,000	6/20/2012	—	(16,057)
	EUR	27,313,306	USD	36,272,343	5/11/2012	116,619	—
	EUR	239,000	AUD	308,028	6/20/2012	2,876	—

	EUR	1,527,983	USD	2,004,428	6/20/2012	—	(18,594)
	GBP	251,000	USD	397,171	6/20/2012	—	(10,055)
	JPY	99,831,736	EUR	913,000	6/20/2012	—	(42,142)
	JPY	186,774,071	USD	2,288,000	6/20/2012	—	(52,365)
	NZD	511,601	EUR	316,000	6/20/2012	1,372	—
	USD	394,963	AUD	383,000	6/20/2012	2,062	—
	USD	784,000	CAD	785,057	6/20/2012	9,842	—
	USD	801,770	EUR	606,989	6/20/2012	1,872	—
	USD	1,420,000	JPY	117,688,518	6/20/2012	54,691	—

						200,356	(143,622)

UBS AG London	AUD	239,000	USD	250,424	6/20/2012	2,673	—
	CAD	412,612	USD	416,000	6/20/2012	—	(1,229)
	CHF	1,287,675	USD	1,408,845	6/20/2012	—	(10,642)
	EUR	669,849	USD	874,903	5/11/2012	—	(11,803)
	EUR	318,000	GBP	258,497	6/20/2012	—	(1,636)
	EUR	296,000	NOK	2,262,284	6/20/2012	2,666	—
	EUR	316,000	USD	415,931	6/20/2012	—	(2,447)
	GBP	255,644	USD	400,621	6/20/2012	—	(14,138)
	JPY	32,158,728	AUD	378,000	6/20/2012	—	(11,122)
	JPY	32,565,459	USD	399,880	6/20/2012	—	(8,180)
	NZD	385,000	SEK	2,136,404	6/20/2012	3,432	—
	USD	32,839,096	JPY	2,655,861,858	5/23/2012	431,488	—
	USD	393,000	CAD	391,518	6/20/2012	2,900	—
	USD	800,022	EUR	608,439	6/20/2012	5,540	—
	USD	784,000	JPY	65,524,760	6/20/2012	37,055	—
	USD	472,800	SEK	3,240,491	6/20/2012	8,398	—

						494,152	(61,197)

Westpac Banking Corp.	AUD	272,000	JPY	22,620,336	6/20/2012	1,483	—
	AUD	2,714,600	USD	2,802,493	6/20/2012	—	(11,510)
	JPY	22,825,320	NZD	348,000	6/20/2012	—	(2,356)
	JPY	374,917,056	USD	4,608,692	6/20/2012	—	(89,191)
	NZD	1,277,000	USD	1,034,410	6/20/2012	—	(6,474)
	USD	3,191,331	AUD	3,094,000	6/20/2012	15,965	—
	USD	392,000	JPY	32,549,328	6/20/2012	15,858	—
	USD	1,014,097	NZD	1,230,000	6/20/2012	—	(11,522)
						—	—

						33,306	(121,053)

						$1,329,239	$(969,281)

AUD — Australian Dollar

CAD — Canada Dollar

CHF — Swiss Franc

EUR — Euro Dollar

GBP — British Pound

JPY — Japanese Yen

MXN — Mexican Peso

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

USD — United States Dollar

ZAR — South African Rand

Interest Rate Swap Contracts #

				Rates Exchanged
Swap Counterparty		Notional Amount (000’s)	Termination Date	Payments Received by the Portfolio	Payments Made by the Portfolio	Upfront Payments Made (Received) by the Portfolio	Gross Unrealized Appreciation
Barclays Bank PLC	JPY	1,025,000	6/20/2017	0.500%	6 month JYOR	$(16,351)	$59,408
	EUR	4,280	5/2/2021	2.477%	6 month EURO	—	19,853
	GBP	1,760	3/29/2052	3.788%	6 month LIBOR	—	709
Citibank, N.A.	EUR	2,680	2/3/2019	2.275%	6 month EURO	—	34,446
	USD	5,920	3/21/2021	3.250%	3 month LIBOR	—	128,144
	EUR	5,690	4/11/2021	2.520%	6 month EURO	—	52,435
	EUR	5,930	4/14/2021	2.431%	6 month EURO	—	8,649
	EUR	2,310	4/14/2029	6 month EURO	2.828%	—	7,039
	EUR	775	6/20/2042	3.000%	6 month EURO	80,403	28,665
Credit Suisse International	USD	3,740	5/15/2038	2.750%	3 month LIBOR	(194,036)	159,277
	USD	3,740	5/15/2038	3 month LIBOR	2.750%	(2,562)	37,318
JPMorgan Chase Bank, N.A.	USD	2,900	6/20/2022	2.500%	3 month LIBOR	79,789	32,617
Morgan Stanley & Co. International PLC	EUR	8,220	4/28/2021	2.512%	6 month EURO	—	59,981

							$628,541

				Rates Exchanged
Swap Counterparty		Notional Amount (000’s)	Termination Date	Payments Received by the Portfolio	Payments Made by the Portfolio	Upfront Payments Made (Received) by the Portfolio	Gross Unrealized (Depreciation)
Barclays Bank PLC	EUR	8,850	6/20/2015	6 month EURO	1.750%	$(63,270)	$(180,219)
	EUR	3,990	5/2/2016	6 month EURO	1.585%	—	(6,559)
	GBP	7,020	3/29/2027	6 month LIBOR	4.014%	—	(18,116)
	EUR	1,670	5/2/2029	6 month EURO	2.883%	—	(11,429)
Citibank, N.A.	EUR	1,275	6/20/2014	6 month EURO	1.750%	(12,490)	(15,803)
	EUR	5,300	4/11/2016	6 month EURO	1.667%	—	(25,803)
	EUR	5,540	4/14/2016	6 month EURO	1.550%	—	(9,786)
	USD	1,490	6/20/2019	3 month LIBOR	2.000%	(3,416)	(35,994)
	EUR	1,040	2/3/2029	6 month EURO	2.880%	—	(10,606)
	EUR	2,210	4/11/2029	6 month EURO	2.906%	—	(21,721)
	USD	2,360	3/21/2031	3 month LIBOR	3.610%	—	(98,914)
Credit Suisse International	EUR	13,700	6/20/2017	6 month EURO	2.250%	(207,205)	(495,059)
	USD	11,150	6/20/2022	3 month LIBOR	2.500%	(157,237)	(274,943)
	USD	590	6/20/2042	2.750%	3 month LIBOR	3,132	(13,369)
Deutsche Bank AG	USD	8,560	6/20/2017	3 month LIBOR	1.750%	(103,937)	(147,664)
	USD	4,690	6/20/2027	3 month LIBOR	2.750%	(39,083)	(97,066)
Morgan Stanley & Co. International PLC	EUR	7,670	4/28/2016	6 month EURO	1.662%	—	(32,133)
	EUR	3,210	4/28/2029	6 month EURO	2.906%	—	(28,078)

							$(1,523,262)

Total						$(636,263)	$(894,721)

Credit Default Swap Contracts on Credit Indicies — Buy Protection (1)

Reference Obligation	Fixed Deal (Pay) Rate	Termination Date	Counterparty	Implied Credit Spread at April 30, 2012 (2)	Notional Amount (3)	Value at April 30, 2012 (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX North American Investment Grade Index	(1.000)%	6/20/2014	Bank of America, N.A.	0.5038%	$6,800,000	$(71,929)	$(53,526)	$(18,403)
CDX North American Investment Grade Index	(1.000)%	6/20/2014	Morgan Stanley & Co. International PLC	0.5038%	11,850,000	(125,348)	(86,938)	(38,410)

						$(197,277)	$(140,464)	$(56,813)

Credit Default Swap Contracts on Credit Indicies — Sell Protection (5)
Reference Obligation	Fixed Deal Receive Rate	Termination Date	Counterparty	Implied Credit Spread at April 30, 2012 (2)	Notional Amount (3)	Value at April 30, 2012 (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX North American Investment Grade Index	1.000%	6/20/2016	Bank of America, N.A.	0.8524%	$2,100,000	$12,439	$2,482	$9,957
CDX North American Investment Grade Index	1.000%	6/20/2016	Morgan Stanley & Co. International PLC	0.8524%	9,900,000	58,640	11,185	47,455

						$71,079	$13,667	$57,412

# Illiquid security

(1) If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3) The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4) The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

EURO — Euro Offered Rate

JYOR — Japanese Yen Offered Rate

LIBOR — London Interbank Offered Rate

Industry Allocation*
Sovereign	55.7%
Federal National Mtg. Assoc.	15.0
Time Deposits	7.7
Diversified Financial Services	6.8
Banks-Commercial	5.4
Sovereign Agency	3.5
Winding-Up Agency	2.9
SupraNational Banks	1.6
Diversified Banking Institutions	0.8
Banks-Special Purpose	0.7
Insurance-Life/Health	0.7
Oil Companies-Exploration & Production	0.5
Telephone-Integrated	0.5
Computers	0.5
Oil Companies-Integrated	0.4
Finance-Consumer Loans	0.4
Federal Home Loan Mtg. Corp.	0.4
Oil-Field Services	0.4
Banks-Money Center	0.3
Agricultural Operations	0.3
Electronic Components-Semiconductors	0.3
Finance-Credit Card	0.3
Retail-Restaurants	0.2
Pharmacy Services	0.2
Finance-Commercial	0.2
Medical-Generic Drugs	0.2
Special Purpose Entities	0.2
Electric-Distribution	0.2
Multimedia	0.2
Banks-Mortgage	0.2
Airport Development/Maintenance	0.1
Beverages-Wine/Spirits	0.1
Finance-Investment Banker/Broker	0.1

107.0%

*	Calculated as a percentage of net assets

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2012 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Asset Backed Securities	$—	$20,056,202	$2,100,000	$22,156,202
Corporate Bonds & Notes	—	67,620,521	—	67,620,521
Government Agencies	—	205,103,402	—	205,103,402
Government Treasuries	—	32,398,297	—	32,398,297
Foreign Debt Obligations	—	5,503,995	—	5,503,995
Short-Term Investment Securities:
Foreign Government Treasuries	—	1,846,141	—	1,846,141
Time Deposits	—	26,027,000	—	26,027,000
Other Financial Instruments:@
Open Futures Contracts-Appreciation	683,123	—	—	683,123
Open Forward Foreign Currency Contracts-Appreciation	—	1,329,239	—	1,329,239
Interest Rate Swap Contracts-Appreciation	—	628,541	—	628,541
Credit Default Swap Contracts on Credit Indices-Sell
Protection-Appreciation	—	57,412	—	57,412

Total	$683,123	$360,570,750	$2,100,000	$363,353,873

LIABILITIES:
Bonds & Notes Sold Short:
U.S. Government Agencies	—	8,565,000	—	8,565,000
Other Financial Instruments:@
Open Futures Contracts-Depreciation	42,283	—	—	42,283
Open Forward Foreign Currency Contracts-Depreciation	—	969,281	—	969,281
Interest Rate Swap Contracts-Depreciation	—	1,523,262	—	1,523,262
Credit Default Swap Contracts on Credit Indices-Sell Protection-Depreciation	—	56,813	—	56,813

Total	$42,283	$11,114,356	$—	$11,156,639

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period. There were no transfers between levels.

At the beginning and/or end of the reporting period, Level 3 investments in securities and other financial instruments were not considered a material portion of the Portfolio.

See Notes to Portfolio of Investments

SunAmerica Series Trust

High-Yield Bond Portfolio

PORTFOLIO OF INVESTMENTS — April 30, 2012

(unaudited)

Security Description	Shares/ Principal Amount	Value (Note 1)

U.S. CORPORATE BONDS & NOTES — 78.2%
Advertising Services — 0.5%
Checkout Holding Corp. Senior Notes zero coupon due 11/15/15*	$1,505,000	$594,475
Visant Corp. Company Guar. Notes 10.00% due 10/01/17	875,000	830,156

		1,424,631

Aerospace/Defense-Equipment — 0.4%
Sequa Corp. Company Guar. Notes 11.75% due 12/01/15*	1,300,000	1,379,625

Airlines — 0.6%
Atlas Air, Inc. Pass Through Certs. Series 1991-1, Class B 7.63% due 07/02/16	390,534	335,859
Atlas Air, Inc. Pass Through Certs. Series 2000-1, Class B 9.06% due 07/02/17	276,007	266,346
Delta Air Lines, Inc. Senior Sec. Notes 9.50% due 09/15/14*	1,234,000	1,311,125

		1,913,330

Auto-Cars/Light Trucks — 1.0%
Chrysler Group LLC/CG Co-Issuer, Inc. Sec. Notes 8.25% due 06/15/21	2,950,000	3,053,250

Banks-Commercial — 1.2%
CIT Group, Inc. Senior Notes 5.50% due 02/15/19*	1,775,000	1,823,812
Synovus Financial Corp. Senior Notes 7.88% due 02/15/19	1,680,000	1,778,700

		3,602,512

Broadcast Services/Program — 0.5%
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. Sec. Notes 8.88% due 04/15/17	1,551,000	1,655,693

Building & Construction Products-Misc. — 0.8%
Building Materials Corp. of America Senior Notes 6.75% due 05/01/21*	1,525,000	1,587,906
Interline Brands, Inc. Company Guar. Notes 7.00% due 11/15/18	710,000	751,713

		2,339,619

Building Products-Cement — 1.4%
Cemex Finance LLC Senior Sec. Notes 9.50% due 12/14/16	1,375,000	1,354,375
Headwaters, Inc. Sec. Notes 7.63% due 04/01/19	2,975,000	2,908,062

		4,262,437

Building-Heavy Construction — 0.2%
New Enterprise Stone & Lime Co. Company Guar. Notes 11.00% due 09/01/18	698,000	572,360

Building-Residential/Commercial — 1.9%
Beazer Homes USA, Inc. Company Guar. Notes 9.13% due 05/15/19	1,000,000	837,500
KB Home Company Guar. Notes 9.10% due 09/15/17	1,425,000	1,467,750
Meritage Homes Corp. Senior Notes 7.00% due 04/01/22*	900,000	913,500
Standard Pacific Corp. Company Guar. Notes 8.38% due 01/15/21	1,725,000	1,819,875
Taylor Morrison Communities, Inc./Monarch Communities, Inc. Senior Notes 7.75% due 04/15/20*	694,000	714,820

		5,753,445

Cable/Satellite TV — 1.4%
CCO Holdings LLC/CCO Holdings Capital Corp. Company Guar. Notes 6.50% due 04/30/21	2,850,000	2,978,250
Echostar DBS Corp. Company Guar. Notes 7.75% due 05/31/15	1,250,000	1,406,250

		4,384,500

Capacitors — 1.1%
Kemet Corp. Senior Sec. Notes 10.50% due 05/01/18	1,575,000	1,693,125
Kemet Corp. Senior Notes 10.50% due 05/01/18*	1,530,000	1,637,100

		3,330,225

Casino Hotels — 3.0%
CityCenter Holdings LLC/CityCenter Finance Corp. Sec. Notes 11.50% due 01/15/17(7)	2,731,395	3,031,848
Downstream Development Authority of the Quapaw Tribe of Oklahoma Senior Sec. Notes 10.50% due 07/01/19*	1,490,000	1,553,325
Harrah’s Operating Co., Inc. Senior Sec. Notes 11.25% due 06/01/17	3,070,000	3,392,350

Station Casinos LLC Company Guar. Notes 3.65% due 06/18/18*	1,540,000	1,143,450

		9,120,973

Casino Services — 0.7%
Chukchansi Economic Development Authority Senior Notes 8.00% due 11/15/13*	1,095,000	796,612
Greektown Superholdings, Inc. Sec. Notes, Series A 13.00% due 07/01/15	723,000	798,011
Greektown Superholdings, Inc. Sec. Notes, Series B 13.00% due 07/01/15	630,000	695,363

		2,289,986

Cellular Telecom — 3.1%
Cricket Communications, Inc. Senior Sec. Notes 7.75% due 05/15/16	1,802,000	1,896,605
Nextel Communications, Inc. Company Guar. Notes 7.38% due 08/01/15	4,510,000	4,374,700
Sprint Nextel Corp. Senior Bonds 6.00% due 12/01/16	2,238,000	2,030,985
Sprint Nextel Corp. Senior Notes 9.13% due 03/01/17*	1,100,000	1,091,750

		9,394,040

Chemicals-Other — 0.8%
Taminco Global Chemical Corp. Sec. Notes 9.75% due 03/31/20*	2,415,000	2,523,675

Coal — 1.6%
Alpha Natural Resources, Inc. Company Guar. Notes 6.00% due 06/01/19	1,025,000	958,375
Patriot Coal Corp. Company Guar. Notes 8.25% due 04/30/18	1,109,000	820,660
Peabody Energy Corp. Company Guar. Notes 6.00% due 11/15/18*	950,000	964,250
SunCoke Energy, Inc. Company Guar. Notes 7.63% due 08/01/19	2,145,000	2,187,900

		4,931,185

Commercial Services-Finance — 0.4%
Alliance Data Systems Corp. Senior Notes 6.38% due 04/01/20*	1,150,000	1,175,875

Computer Graphics — 0.6%
Epicor Software Corp. Company Guar. Notes 8.63% due 05/01/19	1,710,000	1,769,850

Computer Services — 0.5%
Compucom Systems, Inc. Senior Sub. Notes 12.50% due 10/01/15*	1,535,000	1,615,588

Consulting Services — 0.6%
FTI Consulting, Inc. Company Guar. Notes 6.75% due 10/01/20	1,750,000	1,852,813

Consumer Products-Misc. — 1.4%
American Achievement Corp. Sec. Notes 10.88% due 04/15/16*	688,000	504,820
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC Senior Sec. Notes 7.88% due 08/15/19*	2,100,000	2,268,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC Senior Notes 9.88% due 08/15/19*	1,425,000	1,485,562

		4,258,382

Containers-Metal/Glass — 1.0%
Ball Corp. Company Guar. Notes 7.38% due 09/01/19	1,381,000	1,536,362
Crown Americas LLC/Crown Americas Capital Corp. III Company Guar. Notes 6.25% due 02/01/21	350,000	380,625
Crown Cork & Seal Co., Inc. Senior Notes 7.38% due 12/15/26	1,130,000	1,180,850

		3,097,837

Containers-Paper/Plastic — 1.0%
Graphic Packaging International, Inc. Company Guar. Notes 9.50% due 06/15/17	850,000	943,500
Packaging Dynamics Corp. Senior Sec. Notes 8.75% due 02/01/16*	2,105,000	2,236,562

		3,180,062

Data Processing/Management — 0.5%
Audatex North America, Inc. Company Guar. Notes 6.75% due 06/15/18*	1,530,000	1,602,675

Distribution/Wholesale — 0.3%
McJunkin Red Man Corp. Senior Sec. Notes 9.50% due 12/15/16	890,000	981,225

Diversified Banking Institutions — 0.8%
GMAC LLC Sub. Notes 8.00% due 12/31/18	2,275,000	2,479,750

Diversified Manufacturing Operations — 0.5%
JB Poindexter & Co., Inc. Senior Notes 9.00% due 04/01/22*	1,500,000	1,526,250

Electric-Generation — 1.2%
AES Corp. Senior Notes 8.00% due 10/15/17	1,245,000	1,419,300
Edison Mission Energy Senior Notes 7.63% due 05/15/27	1,890,000	1,110,375
Midwest Generation LLC Pass Through Certs., Series B 8.56% due 01/02/16	322,443	312,770
Reliant Energy Mid-Atlantic Power Holdings LLC Pass Through Certs., Series B 9.24% due 07/02/17	866,833	849,496

		3,691,941

Electric-Integrated — 0.1%
Mirant Mid Atlantic LLC Pass Through Certs., Series B 9.13% due 06/30/17	463,204	472,468

Electronic Components-Semiconductors — 0.4%
Freescale Semiconductor, Inc. Senior Sec. Notes 9.25% due 04/15/18*	385,000	422,056
Freescale Semiconductor, Inc. Senior Sec. Notes 10.13% due 03/15/18*	663,000	739,245

		1,161,301

Finance-Auto Loans — 1.0%
General Motors Financial Co., Inc. Company Guar. Notes 6.75% due 06/01/18	2,775,000	2,955,458

Finance-Investment Banker/Broker — 1.2%
Merrill Lynch & Co., Inc. Sub. Notes 6.05% due 05/16/16	2,225,000	2,305,193
Oppenheimer Holdings, Inc. Senior Sec. Notes 8.75% due 04/15/18	1,250,000	1,268,750

		3,573,943

Finance-Leasing Companies — 1.0%
Air Lease Corp. Senior Notes 5.63% due 04/01/17*	1,925,000	1,876,875
Aircastle Ltd. Senior Notes 7.63% due 04/15/20*	1,050,000	1,065,750

		2,942,625

Finance-Other Services — 0.5%
SquareTwo Financial Corp. Sec. Notes 11.63% due 04/01/17	1,770,000	1,690,350

Financial Guarantee Insurance — 1.1%
Assured Guaranty Municipal Holdings, Inc. FRS Company Guar. Notes 6.40% due 12/15/66*	4,825,000	3,425,750

Firearms & Ammunition — 0.3%
FGI Operating Co., LLC/FGI Finance, Inc. Senior Sec. Notes 7.88% due 05/01/20*	900,000	927,000

Food-Meat Products — 0.5%
JBS USA LLC/JBS USA Finance, Inc. Senior Notes 8.25% due 02/01/20*	1,470,000	1,488,375

Funeral Services & Related Items — 0.8%
Carriage Services, Inc. Company Guar. Notes 7.88% due 01/15/15	2,290,000	2,324,350

Gambling (Non-Hotel) — 0.2%
Waterford Gaming LLC Senior Notes 8.63% due 09/15/14*(1)(3)	1,151,153	546,798

Gas-Transportation — 0.7%
Sabine Pass LNG LP Senior Sec. Notes 7.25% due 11/30/13	1,925,000	2,016,438

Home Furnishings — 0.4%
Norcraft Cos. LP/Norcraft Finance Corp. Sec. Notes 10.50% due 12/15/15	1,380,000	1,290,300

Independent Power Producers — 1.5%
Calpine Corp. Senior Sec. Notes 7.88% due 07/31/20*	1,340,000	1,460,600
GenOn Energy, Inc. Senior Notes 9.50% due 10/15/18	1,100,000	1,045,000
NRG Energy, Inc. Company Guar. Notes 7.63% due 01/15/18	1,635,000	1,655,437
NRG Energy, Inc. Company Guar. Notes 8.25% due 09/01/20	410,000	411,025

		4,572,062

Insurance-Multi-line — 1.2%
Genworth Financial, Inc. Senior Notes 7.63% due 09/24/21	1,450,000	1,431,727
Hartford Financial Services Group, Inc. FRS Jr. Sub. Debentures 8.13% due 06/15/68	2,125,000	2,231,250

		3,662,977

Insurance-Mutual — 0.5%
Liberty Mutual Group, Inc. FRS Company Guar. Notes 10.75% due 06/15/88*	1,140,000	1,550,400

Marine Services — 0.8%
Great Lakes Dredge & Dock Corp. Company Guar. Notes 7.38% due 02/01/19	2,348,000	2,418,440

Medical Instruments — 0.9%
Accellent, Inc. Senior Sec. Notes 8.38% due 02/01/17	2,785,000	2,809,369

Medical Products — 0.5%
Universal Hospital Services, Inc. Sec. Notes 8.50% due 06/01/15(7)	1,500,000	1,536,563

Medical-Drugs — 0.5%
Valeant Pharmaceuticals International Company Guar. Notes 6.50% due 07/15/16*	1,390,000	1,440,388

Medical-HMO — 0.6%
AMERIGROUP Corp. Senior Notes 7.50% due 11/15/19	1,600,000	1,744,000

Medical-Hospitals — 2.9%
Capella Healthcare, Inc. Company Guar. Notes 9.25% due 07/01/17	3,550,000	3,594,375
HCA, Inc. Senior Notes 7.50% due 11/15/95	2,588,000	2,034,815
HCA, Inc. Senior Sec. Notes 8.50% due 04/15/19	1,975,000	2,215,703
IASIS Healthcare LLC/IASIS Capital Corp. Company Guar. Notes 8.38% due 05/15/19	950,000	934,563

		8,779,456

Medical-Outpatient/Home Medical — 0.5%
Radiation Therapy Services, Inc. Sec. Notes 8.88% due 01/15/17*	1,655,000	1,638,450

Motion Pictures & Services — 0.2%
NAI Entertainment Holdings LLC Senior Sec. Notes 8.25% due 12/15/17*	625,000	689,063

MRI/Medical Diagnostic Imaging — 0.9%
Radnet Management, Inc. Company Guar. Notes 10.38% due 04/01/18	2,925,000	2,903,062

Multimedia — 0.0%
Haights Cross Operating Co. FRS Bonds 16.00% due 03/15/14†(1)(2)(3)(10)	475,504	35,663

Music — 0.7%
WMG Acquisition Corp. Senior Sec. Notes 9.50% due 06/15/16	1,975,000	2,157,688

Non-Ferrous Metals — 0.0%
Renco Metals, Inc. Company Guar. Notes 11.50% due 07/01/03†(1)(3)(8)(9)	600,000	0

Non-Hazardous Waste Disposal — 0.3%
Casella Waste Systems, Inc. Senior Sec. Notes 11.00% due 07/15/14	875,000	940,625

Oil Companies-Exploration & Production — 5.6%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. Company Guar. Notes 9.63% due 10/15/18	1,135,000	1,140,675
Carrizo Oil & Gas, Inc. Company Guar. Notes 8.63% due 10/15/18	1,785,000	1,892,100
Chaparral Energy, Inc. Company Guar. Notes 8.25% due 09/01/21	1,105,000	1,176,825
Chesapeake Energy Corp. Company Guar. Notes 6.63% due 08/15/20	2,476,000	2,414,100
Denbury Resources, Inc. Company Guar. Notes 6.38% due 08/15/21	592,000	627,520
Encore Acquisition Co. Company Guar. Notes 9.50% due 05/01/16	600,000	660,000
EV Energy Partners LP/EV Energy Finance Corp. Company Guar. Notes 8.00% due 04/15/19	1,100,000	1,122,000
Linn Energy LLC/Linn Energy Finance Corp. Company Guar. Notes 6.25% due 11/01/19*	1,480,000	1,457,800
Linn Energy LLC/Linn Energy Finance Corp. Company Guar. Notes 7.75% due 02/01/21	400,000	422,000
Linn Energy LLC/Linn Energy Finance Corp. Company Guar. Notes 8.63% due 04/15/20	515,000	562,638
Milagro Oil & Gas Sec. Notes 10.50% due 05/15/16	1,070,000	829,250
Pioneer Natural Resources Co. Senior Notes 7.50% due 01/15/20	811,000	999,570
Plains Exploration & Production Co. Company Guar. Notes 6.13% due 06/15/19	800,000	808,000
Plains Exploration & Production Co. Company Guar. Notes 7.63% due 04/01/20	400,000	432,000

QEP Resources, Inc. Senior Notes 6.88% due 03/01/21	975,000	1,070,062
Samson Investment Co. Senior Notes 9.75% due 02/15/20*	1,450,000	1,513,437

		17,127,977

Oil Refining & Marketing — 0.5%
Alon Refining Krotz Springs, Inc. Senior Sec. Notes 13.50% due 10/15/14	630,000	680,400
Western Refining, Inc. Senior Sec. Notes 11.25% due 06/15/17*	810,000	921,375

		1,601,775

Oil-Field Services — 1.5%
Exterran Holdings, Inc. Company Guar. Notes 7.25% due 12/01/18	1,420,000	1,363,200
Green Field Energy Services, Inc. Senior Sec. Notes 13.00% due 11/15/16*	2,100,000	2,058,000
Helix Energy Solutions Group, Inc. Company Guar. Notes 9.50% due 01/15/16*	293,000	307,650
Oil States International, Inc. Company Guar. Notes 6.50% due 06/01/19	800,000	846,000

		4,574,850

Paper & Related Products — 1.4%
Longview Fibre Paper & Packaging, Inc. Senior Sec. Notes 8.00% due 06/01/16*	1,303,000	1,316,030
Westvaco Corp. Company Guar. Notes 8.20% due 01/15/30	2,713,000	3,112,619

		4,428,649

Pipelines — 3.0%
Chesapeake Midstream Partners LP/CHKM Finance Corp. Company Guar. Notes 6.13% due 07/15/22	1,010,000	972,125
Copano Energy LLC/Copano Energy Finance Corp. Company Guar. Notes 7.13% due 04/01/21	475,000	501,125
Copano Energy LLC/Copano Energy Finance Corp. Company Guar. Notes 7.75% due 06/01/18	445,000	470,588
Energy Transfer Equity LP Senior Sec. Notes 7.50% due 10/15/20	1,425,000	1,578,187
Everest Acquisition LLC/Everest Acquisition Finance, Inc. Senior Notes 9.38% due 05/01/20*	855,000	910,575
Genesis Energy LP/Genesis Energy Finance Corp. Company Guar. Notes 7.88% due 12/15/18	1,515,000	1,560,450
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. Company Guar. Notes 6.50% due 08/15/21	855,000	906,300
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. Company Guar. Notes 6.75% due 11/01/20	475,000	521,312
Regency Energy Partners LP/Regency Energy Finance Corp. Company Guar. Notes 6.88% due 12/01/18	850,000	901,000
Southern Star Central Corp. Senior Notes 6.75% due 03/01/16	775,000	782,750

		9,104,412

Printing-Commercial — 0.5%
Valassis Communications, Inc. Company Guar. Notes 6.63% due 02/01/21	1,405,000	1,426,075

Private Corrections — 0.4%
Geo Group, Inc. Company Guar. Notes 6.63% due 02/15/21	1,200,000	1,266,000

Publishing-Newspapers — 0.6%
McClatchy Co. Senior Sec. Notes 11.50% due 02/15/17	1,770,000	1,858,500

Real Estate Investment Trusts — 1.9%
Host Hotels & Resorts LP Senior Notes 5.25% due 03/15/22*	1,175,000	1,167,656
Omega Healthcare Investors, Inc. Company Guar. Notes 5.88% due 03/15/24*	1,800,000	1,764,000
Sabra Health Care LP/Sabra Capital Corp. Company Guar. Notes 8.13% due 11/01/18	2,700,000	2,872,125

		5,803,781

Real Estate Management/Services — 0.9%
Kennedy-Wilson, Inc. Company Guar. Notes 8.75% due 04/01/19	2,780,000	2,898,150

Real Estate Operations & Development — 0.7%
First Industrial LP Senior Notes 5.75% due 01/15/16	2,125,000	2,136,656

Recycling — 0.0%
Aleris International, Inc. Escrow Notes 9.00% due 12/15/14†(1)(3)	3,385,000	339

Rental Auto/Equipment — 1.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. Company Guar. Notes 9.63% due 03/15/18	1,650,000	1,798,500
RSC Equipment Rental, Inc./RSC Holdings III LLC Senior Notes 8.25% due 02/01/21	665,000	718,200
United Rentals North America, Inc. Company Guar. Notes 8.38% due 09/15/20	1,125,000	1,184,062

		3,700,762

Retail-Apparel/Shoe — 0.4%
Limited Brands, Inc. Company Guar. Notes 6.63% due 04/01/21	615,000	664,200
Limited Brands, Inc. Company Guar. Notes 8.50% due 06/15/19	416,000	492,440

		1,156,640

Retail-Drug Store — 0.6%
Rite Aid Corp. Senior Sec. Notes 8.00% due 08/15/20	1,475,000	1,707,313

Retail-Office Supplies — 0.7%
Office Depot, Inc. Senior Sec. Notes 9.75% due 03/15/19*	2,040,000	2,091,000

Retail-Propane Distribution — 0.2%
AmeriGas Finance LLC/AmeriGas Finance Corp. Company Guar. Notes 6.75% due 05/20/20	210,000	214,725
AmeriGas Finance LLC/AmeriGas Finance Corp. Company Guar. Notes 7.00% due 05/20/22	410,000	418,200

		632,925

Retail-Restaurants — 0.7%
Dave & Buster’s, Inc. Company Guar. Notes 11.00% due 06/01/18	1,265,000	1,366,200
Landry’s, Inc. Senior Notes 9.38% due 05/01/20*	715,000	728,406

		2,094,606

Retail-Sporting Goods — 0.4%
Academy Ltd./Academy Finance Corp. Company Guar. Notes 9.25% due 08/01/19*	1,125,000	1,200,938

Retail-Toy Stores — 0.7%
Toys R Us Property Co. II LLC Senior Sec. Notes 8.50% due 12/01/17	2,000,000	2,080,000

Rubber/Plastic Products — 0.0%
Venture Holdings Co. LLC Company Guar. Notes 11.00% due 06/01/07†(1)(3)(8)(9)	750,000	0

Seismic Data Collection — 0.2%
Geokinetics Holdings USA, Inc. Senior Sec. Notes 9.75% due 12/15/14	1,025,000	768,750

Shipbuilding — 0.5%
Huntington Ingalls Industries, Inc. Company Guar. Notes 6.88% due 03/15/18	1,375,000	1,454,063

Steel Pipe & Tube — 0.4%
JMC Steel Group Senior Notes 8.25% due 03/15/18*	1,315,000	1,361,025

Steel-Producers — 1.4%
AK Steel Corp. Company Guar. Notes 7.63% due 05/15/20	2,900,000	2,784,000
Ryerson, Inc. Senior Sec. Notes 12.00% due 11/01/15	1,354,000	1,411,545

		4,195,545

Storage/Warehousing — 0.3%
Mobile Mini, Inc. Company Guar. Notes 7.88% due 12/01/20	804,000	860,280

Telecom Services — 1.2%
Cincinnati Bell Telephone Co. LLC Company Guar. Notes 7.18% due 12/15/23	450,000	360,000
Cincinnati Bell Telephone Co. LLC Company Guar. Notes 7.20% due 11/29/23	1,850,000	1,480,000
PAETEC Holding Corp. Senior Sec. Notes 8.88% due 06/30/17	1,700,000	1,857,250

		3,697,250

Telephone-Integrated — 0.9%
CenturyLink, Inc. Senior Notes 5.80% due 03/15/22	1,480,000	1,467,278
Frontier Communications Corp. Senior Notes 8.13% due 10/01/18	1,380,000	1,449,000

		2,916,278

Television — 0.2%
Local TV Finance LLC Senior Notes 9.25% due 06/15/15*(7)	597,304	615,223

Theaters — 0.3%
National CineMedia LLC Senior Sec. Notes 6.00% due 04/15/22*	960,000	976,800

Transport-Services — 0.4%
Bristow Group, Inc. Company Guar. Notes 7.50% due 09/15/17	1,050,000	1,097,250

Web Hosting/Design — 0.7%
Equinix, Inc. Senior Notes 8.13% due 03/01/18	1,885,000	2,082,925

Wire & Cable Products — 0.6%
Coleman Cable, Inc. Company Guar. Notes 9.00% due 02/15/18	1,700,000	1,793,500

Total U.S. CORPORATE BONDS & NOTES (cost $239,311,388)		239,567,333

FOREIGN CORPORATE BONDS & NOTES — 10.7%

Banks-Commercial — 0.2%
LBG Capital No.1 PLC FRS Bank Guar. Notes 8.00% due 06/15/20*(5)	755,000	626,650

Cable/Satellite TV — 0.4%
Nara Cable Funding, Ltd. Senior Sec. Notes 8.88% due 12/01/18*	1,430,000	1,308,450

Cellular Telecom — 0.4%
Vimpel Communications Via VIP Finance Ireland, Ltd. OJSC Sec. Notes 7.75% due 02/02/21*	1,200,000	1,194,300

Chemicals-Diversified — 1.5%
LyondellBasell Industries NV Senior Notes 5.75% due 04/15/24*	2,873,000	2,966,372
OXEA Finance/Cy SCA Senior Sec. Notes 9.50% due 07/15/17*	1,590,000	1,721,175

		4,687,547

Computers-Memory Devices — 0.5%
Seagate HDD Cayman Company Guar. Notes 7.75% due 12/15/18	1,325,000	1,460,813

Diversified Banking Institutions — 0.2%
Royal Bank of Scotland Group PLC FRS Jr. Sub. Notes 7.65% due 09/30/31(5)	918,000	753,908

Diversified Manufacturing Operations — 0.4%
Bombardier, Inc. Senior Notes 7.50% due 03/15/18*	1,250,000	1,384,375

Diversified Minerals — 1.3%
FMG Resources August 2006 Pty, Ltd. Senior Notes 6.00% due 04/01/17*	1,200,000	1,221,000
FMG Resources August 2006 Pty, Ltd. Company Guar. Notes 6.38% due 02/01/16*	860,000	877,200
FMG Resources August 2006 Pty, Ltd. Senior Notes 6.88% due 04/01/22*	1,800,000	1,827,000

		3,925,200

Independent Power Producers — 0.0%
AES Drax Energy, Ltd. Sec. Notes 11.50% due 08/30/10†(1)(3)(9)(11)	4,590,000	0

Insurance-Multi-line — 0.6%
Catlin Insurance Co., Ltd. FRS Jr. Sub. Notes 7.25% due 01/19/17*(5)	1,967,000	1,730,960

Metal Processors & Fabrication — 0.4%
International Utility Structures Escrow Notes 10.75% due 02/01/08†(1)(3)	3,329,000	0
Schaeffler Finance BV Senior Sec. Notes 7.75% due 02/15/17*	1,150,000	1,219,000

		1,219,000

Oil Companies-Exploration & Production — 0.5%
Kodiak Oil & Gas Corp. Company Guar. Notes 8.13% due 12/01/19*	1,350,000	1,431,000

Satellite Telecom — 1.0%
Intelsat Luxembourg SA Company Guar. Notes 11.50% due 02/04/17(7)	2,325,000	2,423,813
Telesat Canada/Telesat LLC Company Guar. Notes 11.00% due 11/01/15	722,000	767,125

		3,190,938

Semiconductor Equipment — 0.5%
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co. Company Guar. Notes 10.50% due 04/15/18	1,350,000	1,515,375

Special Purpose Entity — 0.0%
Hellas Telecommunications Luxembourg II FRS Sub. Notes 6.03% due 01/15/15*†(1)(3)(10)(11)	1,210,000	0

Telecom Services — 1.2%
UPCB Finance III, Ltd. Senior Sec. Notes 6.63% due 07/01/20*	1,650,000	1,674,750
Wind Acquisition Finance SA Company Guar. Notes 7.25% due 02/15/18*	955,000	902,475

Wind Acquisition Holdings Finance SA Senior Sec. Notes 12.25% due 07/15/17*(7)	1,275,000	1,112,437

		3,689,662

Telephone-Integrated — 0.3%
Virgin Media Finance PLC Company Guar. Notes 5.25% due 02/15/22	940,000	940,000

Therapeutics — 1.3%
Warner Chilcott Co. LLC Company Guar. Notes 7.75% due 09/15/18	3,545,000	3,872,912

Total Foreign Corporate Bonds & Notes (cost $38,532,224)		32,931,090

LOANS(12)(13) — 0.0%

Beverages-Non-alcoholic — 0.0%
Le-Natures, Inc. BTL 7.00% due 03/01/11†(1)(2)(3)(4)(9)	1,200,000	30,000

Building-Residential/Commercial — 0.0%
TOUSA, Inc. BTL 12.25% due 08/15/13†(1)(2)(4)(6)(10)	1,753,656	78,915

Medical-Drugs — 0.0%
Triax Pharmaceuticals LLC Escrow Loans 16.50% due 08/30/11†(1)(3)(4)	1,720,938	0

Total Loans (cost $2,351,911)		108,915

COMMON STOCK — 0.0%

Medical-Drugs — 0.0%
Triax Pharmaceuticals LLC†(1)(3)(4)	128,418	0

Medical-Outpatient/Home Medical — 0.0%
Critical Care Systems International, Inc.†(1)(3)(4)	70,165	0

Total Common Stock (cost $0)		0

PREFERRED STOCK — 0.9%

Diversified Banking Institutions — 0.9%
Ally Financial, Inc. 7.00%*	3,108	2,637,915

Medical-Drugs — 0.0%
Triax Pharmaceuticals LLC, Class C†(1)(3)(4)	39,177	0

Total Preferred Stock (cost $2,642,031)		2,637,915

WARRANTS† — 0.1%

Oil-Field Services — 0.0%
Green Field Energy Services, Inc. Expires 11/15/21	2,100	126,000

Publishing-Periodicals — 0.0%
Reader’s Digest Assoc., Inc. Expires 02/19/14(1)(3)	6,261	0

Television — 0.1%
ION Media Networks, Inc. Expires 12/18/16 (strike price $500.00)(1)(3)	408	102,000
ION Media Networks, Inc. Expires 12/18/16 (strike price $687.00)(1)(3)	408	61,200

		163,200

Total Warrants (cost $41,808)		289,200

Total Long-Term Investment Securities (cost $282,879,362)		275,534,453

REPURCHASE AGREEMENT — 7.4%

State Street Bank & Trust Co. Joint Repurchase Agreement(14) (cost $22,669,000)	22,669,000	22,669,000

TOTAL INVESTMENTS (cost $305,548,362)(15)	97.3%	298,203,453
Other assets less liabilities	2.7	8,258,298

NET ASSETS	100.0%	$306,461,751

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2012, the aggregate value of these securities was $89,946,481 representing 29.3% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	Illiquid security. At April 30, 2012, the aggregate value of these securities was $852,582 representing 0.3% of net assets.

(2)	Company has filed for Chapter 11 bankruptcy protection.

(3)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 1.

(4)	Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 1. Certain restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Portfolio has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of April 30, 2012, the High-Yield Bond Portfolio held the following restricted securities:

Name	Acquisition Date	Principal Amount/ Shares	Acquisition Cost	Value	Value Per Share	% of Net Assets
Critical Care Systems International, Inc.
Common Stock	06/26/06	70,165	$0	$0	$0.00	0.00%

Le-Natures, Inc.
7.00% due 03/01/11
Loan Agreement	09/26/06	$1,200,000	1,200,000	30,000	2.50	0.01

TOUSA, Inc.
12.25% due 08/15/13
Loan Agreement	10/11/07	1,022,829	1,004,028
	01/29/08	11,293	11,670
	03/14/08	10,700	11,054
	04/09/08	26,285	21,209
	06/30/08	37,503	29,746
	10/07/08	39,014	21,944
	01/15/09	37,728	18,671
	03/31/09	35,804	10,742
	06/30/09	37,295	11,188
	09/30/09	38,857	11,659
	12/30/09	40,056	0
	03/31/10	40,396	0
	07/06/10	42,078	0
	09/30/10	43,840	0
	12/31/10	45,194	0
	03/30/11	45,576	0
	06/30/11	47,475	0
	09/30/11	49,462	0
	12/30/11	50,435	0
	03/30/12	51,836	0

		1,753,656	1,151,911	78,915	4.50	0.03

Triax Pharmaceuticals LLC
16.50% due 08/30/11
Escrow Loans	08/31/07	1,500,000
	10/31/07	3,875
	01/24/08	11,404
	04/16/08	11,239
	07/01/08	11,449
	10/01/08	11,534
	1/05/09	11,751
	4/01/09	11,579
	07/01/09	11,796
	10/07/09	11,885
	04/28/10	48,437
	01/01/11	12,611
	04/01/11	12,155
	07/01/11	12,523
	10/01/11	12,617
	01/03/12	13,277
	04/01/12	12,806

		1,720,938	0	0	0.00	0.00
Triax Pharmaceuticals LLC
Common Stock	08/31/07	128,418	0	0	0.00	0.00

Triax Pharmaceuticals LLC Class C
Preferred Stock	08/31/07	39,177	0	0	0.00	0.00

				$108,915		0.04%

(5)	Perpetual maturity — maturity date reflects the next call date.

(6)	PIK (“Payment-in-Kind”) security. Bond, preferred stock or loan that pays interest/dividends in the form of additional bonds, preferred stocks or loans.

(7)	Income may be received in cash or additional bonds at the discretion of the issuer.

(8)	Company has filed for Chapter 7 bankruptcy protection.

(9)	Bond is in default and did not pay principal at maturity.

(10)	Security in default

(11)	Company has filed for bankruptcy protection in country of issuance.

(12)	The Portfolio invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major United States banks, or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that the Portfolio is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan.

(13)	Senior loans in the Portfolio are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

(14)	See Note 2 for details of Joint Repurchase Agreements.

(15)	See Note 4 for cost of investments on a tax basis.

BTL	— Bank Term Loan

FRS	— Floating Rate Security

The rates shown on FRS are the current interest rates at April 30, 2012 and unless noted otherwise, the dates shown are the original maturity dates.

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2012 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
U.S. Corporate Bonds & Notes	$—	$236,747,594	$2,819,739	$239,567,333
Foreign Corporate Bonds & Notes	—	32,931,090	0	32,931,090
Loans	—	—	108,915	108,915
Common Stock	—	—	0	0
Preferred Stock	—	2,637,915	0	2,637,915
Warrants	—	126,000	163,200	289,200
Repurchase Agreement	—	22,669,000	—	22,669,000

Total	$—	$295,111,599	$3,091,854	$298,203,453

The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period. There were no transfers between Level 1 and Level 2 and no material transfers between Level 2 and Level 3.

The following is a reconciliation of Level 3 assets which significant unobservable inputs were used to determine fair value:

	U.S. Corporate Bonds & Notes	Foreign Corporate Bonds & Notes	Loans	Common Stock	Preferred Stock	Warrants
Balance as of 1/31/2012	$1,618,807	$0	$792,077	$5,613	$0	$163,200
Accrued discounts	53,124	—	1,917	—	—	—
Accrued premiums	—	—	—	—	—	—
Realized gain	32,944	—	—	—	—	—
Realized loss	—	—	(1,049,287)	(53,936)	(78,353)	—
Change in unrealized appreciation(1)	37,220	—	1,030,473	53,936	78,353	—
Change in unrealized depreciation(1)	(52,665)	—	(30,000)	(5,613)	—	—
Net purchases	12,296	—	1,674,655	—	—	—
Net sales	(203,951)	—	(2,310,920)	—	—	—
Transfers into Level 3	1,321,964	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—	—

Balance as of 4/30/2012	$2,819,739	$0	$108,915	$0	$0	$163,200

(1)	The total change in unrealized appreciation (depreciation) attributable to Level 3 investments still held at April 30, 2012 includes:

U.S. Corporate Bonds & Notes	Foreign Corporate Bonds & Notes	Loans	Common Stock	Preferred Stock	Warrants
$(15,445)	$—	$(29,584)	$(5,613)	$—	$—

The following is quantitative information about Level 3 fair value measurements:

Description	Fair Value at 4/30/12(1)	Valuation Technique(s)	Unobservable Input(2)	Range (weighted average)

U.S. Corporate Bonds & Notes	$36,002	Potential Future Cash Flows/ Last Indicative Bid	Future cash flows and lack of marketability	$0.00-$15.00 ($7.50)

Loans	$30,000	Potential Future Cash Flows/ Last Indicative Bid	Future cash flows and lack of marketability	$0.00-$5.00 ($2.50)

Warrants	$0	Black Scholes Model	Discount for lack of marketability	10%

(1)	The Portfolio’s other securities classified as Level 3, with a fair value of $3,025,852 at 4/30/12, are attributable to valuations from a single broker which were deemed to be indicative quotes (which do not necessarily represent prices on which the broker may be willing to trade).

(2)	The significant unobservable inputs regarding the Level 3 securities in the table above are securities that lack marketability and may include assumptions made from non public and/or unaudited financial statements. Significant increases (decreases) in any of those inputs in isolation may result in a significantly higher (lower) fair value measurement.

See Notes to Portfolio of Investments

SunAmerica Series Trust

Total Return Bond Portfolio

PORTFOLIO OF INVESTMENTS — April 30, 2012

(unaudited)

Security Description		Principal Amount**	Value (Note 1)

ASSET BACKED SECURITIES — 4.1%
Diversified Financial Services — 4.1%
Access Group, Inc. FRS Student Loan Backed Note Series 2008-1, Class A 1.77% due 10/27/25		$834,471	$834,772
Arran Residential Mtg. Funding PLC FRS Series 2011-1A, Class A1B 2.24% due 11/19/47*(1)	EUR	7,555,629	10,014,800
Arran Residential Mtg. Funding PLC FRS Series 2010-1A, Class A1B 2.25% due 05/16/47*(1)	EUR	2,015,170	2,670,922
Bear Stearns Asset Backed Securities Trust Series 2006-SD3, Class 1A-1A 5.50% due 08/25/36		390,706	276,052
Bear Stearns Commercial Mtg. Securities VRS Series 1999-CLF1, Class A3 7.00% due 05/20/30(2)		45,655	46,026
Credit-Based Asset Servicing and Securitization LLC FRS Series 2006-CB9, Class A1 0.30% due 11/25/36		7,231	2,766
CWABS Asset Backed Certificates Trust VRS Series 2006-15, Class A2 5.68% due 10/25/46		1,548,303	1,550,771
GSR Mtg. Loan Trust FRS Series 2005-AR6, Class 2A1 2.65% due 09/25/35(1)		357,067	346,217
Harborview Mtg. Loan Trust FRS Series 2006-12, Class 2A2A 0.43% due 01/19/38(1)		533,202	341,295
Indymac Index Mtg. Loan Trust VRS Series 2005-AR1, Class 1A1 2.62% due 03/25/35(1)		505,295	357,847
Magnolia Funding Ltd. Series 2010-1A, Class A1 3.00% due 04/20/17*(5)	EUR	1,243,236	1,650,963
Permanent Master Issuer PLC FRS Series 2011-1A, Class 1A1 1.97% due 07/15/42*(1)		2,800,000	2,814,952
Permanent Master Issuer PLC FRS Series 2011-1A, Class 1A3 2.06% due 07/15/42*(1)	EUR	4,900,000	6,513,205
Plymouth Rock CLO, Ltd., Inc. FRS Series 2010-1A, Class A 2.00% due 02/16/19*		2,186,409	2,180,434
Prime Mtg. Trust Series 2006-1, Class 1A1 5.50% due 06/25/36(1)		428,986	334,073
Residential Asset Securitization Trust FRS Series 2003-A8, Class A2 0.59% due 10/25/18(1)		170,333	164,055
SLC Student Loan Trust FRS Series 2009-AA, Class A 4.75% due 06/15/33*		2,751,420	2,682,064
SLM Student Loan Trust FRS 1 Series 2007-2, Class A2 0.47% due 07/25/17		289,751	288,405
SLM Student Loan Trust FRS 3 Series 2008-9, Class A 1.97% due 04/25/23		1,860,307	1,922,122
WaMu Mtg. Pass Through Certs. FRS Series 2005-AR6, Class 2A1A 0.47% due 04/25/45(1)		159,426	127,303
WaMu Mtg. Pass Through Certs. FRS Series 2005-AR13, Class A1A1 0.53% due 10/25/45(1)		460,957	367,508
Wells Fargo Mtg. Backed Securities Trust Series 2005-AR4, Class 2A1 2.69% due 04/25/35(1)		7,704,329	6,932,340

Total Asset Backed Securities (cost $42,848,698)			42,418,892

U.S. CORPORATE BONDS & NOTES — 11.2%

Banks-Commercial — 1.6%
CIT Group, Inc. Sec. Notes 5.25% due 04/01/14*		6,300,000	6,489,000
HSBC USA, Inc. Senior Notes 2.38% due 02/13/15		3,900,000	3,942,646
UBS AG Stamford Branch Notes 5.88% due 12/20/17		1,900,000	2,106,080
Wachovia Bank NA FRS Sub. Notes 0.80% due 03/15/16		3,600,000	3,409,276

			15,947,002

Banks-Super Regional — 0.1%
JP Morgan Chase Bank NA FRS Sub. Notes 0.80% due 06/13/16		600,000	560,494

Building Products-Wood — 0.2%
Masco Corp. Senior Notes 6.13% due 10/03/16		2,000,000	2,131,990

Cable/Satellite TV — 0.3%
CSC Holdings LLC Senior Notes 8.50% due 06/15/15		3,255,000	3,409,612

Diversified Banking Institutions — 4.0%
Ally Financial, Inc. Company Guar. Notes 8.00% due 03/15/20		4,100,000	4,696,652
Ally Financial, Inc. FRS Company Guar. Notes 3.87% due 06/20/14		500,000	492,690
Bank of America Corp. Senior Notes 5.65% due 05/01/18		7,900,000	8,355,261
Bank of America Corp. Senior Notes 5.75% due 12/01/17		1,600,000	1,696,736
Citigroup, Inc. Senior Notes 5.85% due 07/02/13		1,700,000	1,773,226
Citigroup, Inc. Senior Notes 6.13% due 11/21/17		2,600,000	2,884,632

Goldman Sachs Group, Inc. Senior Notes 5.95% due 01/18/18		1,200,000	1,294,092
Goldman Sachs Group, Inc. Senior Notes 6.15% due 04/01/18		4,700,000	5,115,903
Goldman Sachs Group, Inc. Senior Notes 6.25% due 09/01/17		300,000	326,364
JPMorgan Chase & Co. Senior Notes 4.25% due 10/15/20		1,800,000	1,885,232
JPMorgan Chase & Co. Senior Notes 6.00% due 01/15/18		700,000	808,801
Morgan Stanley Senior Notes 6.63% due 04/01/18		3,200,000	3,344,781
Morgan Stanley Senior Notes 7.30% due 05/13/19		800,000	858,668
Morgan Stanley FRS Senior Notes 0.95% due 10/15/15		100,000	88,298
Morgan Stanley FRS Senior Notes 1.45% due 04/29/13		7,100,000	7,006,756
Morgan Stanley Senior Notes 2.88% due 07/28/14		500,000	494,464

			41,122,556

Finance-Auto Loans — 0.6%
Ford Motor Credit Co LLC Senior Notes 5.63% due 09/15/15		5,800,000	6,286,336

Finance-Credit Card — 0.3%
American Express Credit Corp. Senior Notes 5.88% due 05/02/13		3,100,000	3,252,793

Finance-Investment Banker/Broker — 1.0%
Bear Stearns Cos., Inc. Senior Notes 5.30% due 10/30/15		400,000	438,939
Bear Stearns Cos., Inc. Senior Notes 6.40% due 10/02/17		900,000	1,050,317
Bear Stearns Cos., Inc. Senior Notes 7.25% due 02/01/18		1,300,000	1,581,429
Lehman Brothers Holdings Senior Notes 6.88% due 05/02/18†(3)(6)		245,000	61,862
Merrill Lynch & Co., Inc. FRS Senior Notes 1.31% due 05/30/14	EUR	200,000	251,657
Merrill Lynch & Co., Inc. FRS Senior Notes 1.56% due 09/27/12	EUR	800,000	1,057,338
Merrill Lynch & Co., Inc. Senior Notes 5.00% due 01/15/15		3,900,000	4,071,998
Merrill Lynch & Co., Inc. Senior Notes 6.88% due 04/25/18		1,900,000	2,117,250

			10,630,790

Insurance-Life/Health — 0.0%
Pricoa Global Funding I FRS Notes 0.67% due 09/27/13*		400,000	396,788

Internet Connectivity Services — 0.0%
Rhythms Netconnections, Inc. Senior Notes 13.50% due 05/15/08(4)(5)(8)†		1,700,000	0
Rhythms Netconnections, Inc. Senior Notes 14.00% due 02/15/10(4)(5)(8)†		400,000	0

			0

Miscellaneous Manufacturing — 0.0%
Propex Fabrics, Inc. Company Guar. Notes 10.00% due 12/01/12(3)(4)(5)(6)		205,000	2

Oil Companies-Exploration & Production — 1.5%
EOG Resources, Inc. FRS Senior Notes 1.29% due 02/03/14		6,100,000	6,139,601
Pemex Project Funding Master Trust Company Guar. Notes 5.75% due 03/01/18		7,800,000	8,892,000

			15,031,601

Oil Companies-Integrated — 1.0%
Phillips 66 Company Guar. Notes 4.30% due 04/01/22*		9,300,000	9,699,993

Special Purpose Entities — 0.3%
Barnett Capital Trust III FRS Notes 1.17% due 02/01/27		2,700,000	2,025,697
CA FM Lease Trust Senior Notes 8.50% due 07/15/17*(4)(5)		68,578	76,903
SSIF Nevada LP FRS Bank Guar. Notes 1.17% due 04/14/14*		1,100,000	1,091,578

			3,194,178

Telephone-Integrated — 0.2%
AT&T Corp. Senior Notes 8.00% due 11/15/31		1,000,000	1,433,595

Tobacco — 0.1%
Altria Group, Inc. Company Guar. Notes 9.70% due 11/10/18		500,000	678,918
Reynolds American, Inc. Company Guar. Notes 7.25% due 06/01/13		500,000	530,826

			1,209,744

Total U.S. CORPORATE BONDS & NOTES (cost $109,603,685)			114,307,474

FOREIGN CORPORATE BONDS & NOTES — 14.5%

Auto-Cars/Light Trucks — 0.7%
Volkswagen International Finance NV Company Guar. Notes 1.07% due 09/22/13*		1,100,000	1,099,711
Volkswagen International Finance NV Company Guar. Notes 1.22% due 03/21/14*(4)		300,000	299,892
Volkswagen International Finance NV FRS Company Guar. Notes 0.92% due 10/01/12*		3,800,000	3,803,275
Volkswagen International Finance NV FRS Company Guar. Notes 1.08% due 04/01/14*		1,800,000	1,794,805

			6,997,683

Banks-Commercial — 4.2%
ANZ National International, Ltd. Bank Guar. Notes 6.20% due 07/19/13*		1,000,000	1,055,105
Barclays Bank PLC FRS Senior Notes 1.51% due 01/13/14		6,400,000	6,402,259
Barclays Bank PLC FRS Jr. Sub. Notes 7.70% due 04/25/18*(7)		2,010,000	1,965,766
Canadian Imperial Bank of Commerce Bonds 2.00% due 02/04/13*		2,900,000	2,936,004
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA Company Guar. Notes 4.50% due 01/11/21		8,400,000	8,790,079
DnB NOR Boligkreditt AS Bonds 2.90% due 03/29/16*		6,000,000	6,223,302
Group BPCE SA Senior Notes 2.38% due 10/04/13*		3,000,000	2,952,927
Intesa Sanpaolo SpA FRS Notes 2.89% due 02/24/14*		6,400,000	6,230,067
National Australia Bank, Ltd. FRS Senior Notes 1.19% due 04/11/14*		4,100,000	4,104,928
Royal Bank of Scotland Group PLC Bonds 6.99% due 10/15/17*(7)		1,200,000	948,000
UBS AG Notes 5.75% due 04/25/18		1,300,000	1,429,233

			43,037,670

Banks-Money Center — 1.0%
Deutsche Bank AG (London) Notes 4.88% due 05/20/13		1,300,000	1,350,090
Lloyds TSB Bank PLC Bank Guar. Notes 4.38% due 01/12/15*		3,500,000	3,579,853
Lloyds TSB Bank PLC Bank Guar. Notes 5.80% due 01/13/20*		600,000	621,961
Lloyds TSB Bank PLC FRS Sub. Notes 12.00% due 12/16/24*(7)		4,100,000	4,328,985

			9,880,889

Banks-Mortgage — 1.1%
Abbey National Treasury Services PLC FRS Bank Guar. Notes 2.05% due 04/25/14		6,200,000	5,957,580
Stadshypotek AB Notes 1.45% due 09/30/13*		5,700,000	5,758,961

			11,716,541

Banks-Special Purpose — 0.2%
Export-Import Bank of Korea Senior Notes 8.13% due 01/21/14		2,200,000	2,417,826

Diamonds/Precious Stones — 0.1%
ALROSA Finance SA Company Guar. Notes 7.75% due 11/03/20		500,000	531,875

Diversified Banking Institutions — 0.1%
HSBC Holdings PLC Sub. Notes 6.80% due 06/01/38		1,000,000	1,129,286

Finance-Auto Loans — 0.5%
Fiat Finance & Trade SA Company Guar. Notes 9.00% due 07/30/12	EUR	4,000,000	5,377,930

Finance-Investment Banker/Broker — 0.7%
Credit Agricole Home Loan SFH FRS Bonds 1.22% due 07/21/14*		7,000,000	6,864,046

Finance-Leasing Companies — 0.6%
Banque PSA Finance FRS Senior Notes 2.37% due 04/04/14*		6,700,000	6,474,431

Oil Companies-Exploration & Production — 1.6%
Gaz Capital SA Company Guar. Notes 8.15% due 04/11/18		14,400,000	16,989,840

Oil Companies-Integrated — 2.7%
Petrobras International Finance Co. Company Guar. Notes 5.75% due 01/20/20		7,800,000	8,706,032
Petrobras International Finance Co. Company Guar. Notes 7.88% due 03/15/19		7,800,000	9,643,538
Petroleos Mexicanos Company Guar. Notes 5.50% due 01/21/21		7,800,000	8,681,400
Suncor Energy, Inc. Senior Notes 6.85% due 06/01/39		400,000	518,486

			27,549,456

Paper & Related Products — 0.0%
Pindo Deli Finance BV FRS Company Guar. Notes 2.51% due 04/28/15*(4)(5)		73,261	8,048
Pindo Deli Finance BV FRS Company Guar. Notes 2.51% due 04/28/18*(4)(5)		432,197	43,159

Pindo Deli Finance BV VRS Company Guar. Bonds 3.55% due 04/28/27*(4)(5)		1,743,170	43,518
Tjiwi Kimia Finance BV FRS Company Guar. Notes 2.51% due 04/28/15(4)(5)		195,908	24,454
Tjiwi Kimia Finance BV FRS Company Guar. Notes 2.51% due 04/28/18*(4)(5)		293,490	29,308
Tjiwi Kimia Finance BV VRS Company Guar. Notes zero coupon due 04/28/27*(4)(5)		724,965	21,720

			170,207

Special Purpose Entity — 0.1%
Pearson Dollar Finance Two PLC Company Guar. Notes 5.50% due 05/06/13*		1,100,000	1,148,059

Steel-Producers — 0.6%
Gerdau Trade, Inc. Company Guar. Notes 5.75% due 01/30/21*		5,700,000	6,036,300

Sugar — 0.3%
Tate & Lyle International Finance PLC Company Guar. Notes 6.63% due 06/15/16*		2,300,000	2,656,978

Total Foreign Corporate Bonds & Notes (cost $145,077,850)			148,979,017

FOREIGN GOVERNMENT AGENCIES — 5.7%

Regional Authority — 1.3%
Province of Quebec, Canada Bonds 3.50% due 12/01/22	CAD	13,000,000	13,526,133

Sovereign — 4.3%
Commonwealth of Australia Bonds 5.50% due 12/15/13	AUD	8,000,000	8,662,188
Commonwealth of Australia Senior Notes 5.75% due 07/15/22	AUD	15,200,000	18,602,099
Commonwealth of Australia Senior Notes 6.00% due 02/15/17	AUD	3,300,000	3,875,632
Government of Australia Bonds 4.75% due 06/15/16	AUD	10,700,000	11,863,507
Government of Canada Bonds 1.75% due 03/01/13	CAD	600,000	609,803
Russian Federation Senior Bonds 7.50% due 03/31/30*(9)		316	378

			43,613,607

Sovereign Agency — 0.1%
Vnesheconombank Via VEB Finance PLC Senior Notes 5.38% due 02/13/17*		800,000	834,000

Total Foreign Government Agencies (cost $53,204,484)			57,973,740

U.S. GOVERNMENT AGENCIES — 32.8%

Federal Home Loan Mtg. Corp. — 0.3%
4.50% due 03/01/41		1,237,931	1,323,884
4.50% due 05/01/41		564,384	603,572
Federal Home Loan Mtg. Corp. FRS
Series T-62, Class 1A1 1.34% due 10/25/44(1)		148,411	148,696
Series T-61, Class 1A1 1.55% due 07/25/44(1)		814,057	835,553

			2,911,705

Federal National Mtg. Assoc. — 26.1%
3.50% due 09/01/13		129,507	134,818
3.50% due 08/01/25		8,790,239	9,284,232
3.50% due 09/01/25		3,853,193	4,069,734
3.50% due 10/01/25		9,447,173	9,978,085
3.50% due 11/01/25		6,434,750	6,796,370
3.50% due 12/01/25		7,133,818	7,534,723
3.50% due 01/01/26		11,437,040	12,079,777
3.50% due 02/01/26		16,994,546	17,949,604
3.50% due 03/01/26		6,519,018	6,885,374
3.50% due 04/01/26		9,354,948	9,880,678
3.50% due 05/01/26		4,614,618	4,873,949
3.50% due 06/01/26		45,974	48,557
3.50% due 07/01/26		4,562,695	4,819,109
3.50% due 08/01/26		1,051,987	1,111,106
3.50% due 09/01/26		1,724,138	1,821,031
3.50% due 10/01/26		484,733	511,974
3.50% due 12/01/26		4,573,040	4,830,036
3.50% due 10/01/39		1,739,793	1,808,535
3.50% due 09/01/40		1,865,360	1,939,063
3.50% due 10/01/40		5,272,903	5,481,555
3.50% due 11/01/40		10,620,601	11,042,852
3.50% due 12/01/40		5,015,887	5,215,172
3.50% due 01/01/41		1,904,094	1,979,328
3.50% due 02/01/41		1,871,395	1,945,337
3.50% due 10/01/41		2,025,398	2,105,424
3.50% due 11/01/41		8,753,143	9,101,782
3.50% due June 15 TBA		40,000,000	41,940,780
4.00% due 01/01/14		63,175	67,046
4.00% due 05/01/24		2,371,232	2,523,336
4.00% due 06/01/24		1,388,058	1,477,096
4.00% due 11/01/24		63,476	67,583
4.00% due 05/01/25		1,313,444	1,397,696
4.00% due 06/01/25		1,508,014	1,604,746
4.00% due 07/01/25		134,710	143,351
4.00% due 08/01/25		7,010,670	7,460,375
4.00% due 09/01/25		257,115	273,608
4.00% due 10/01/25		754,717	803,129
4.00% due 12/01/25		372,921	396,842
4.00% due 01/01/26		902,499	960,391
4.00% due 02/01/26		7,639,429	8,146,178
4.00% due 03/01/26		10,358,890	11,042,117
4.00% due 04/01/26		11,537,220	12,302,524
4.00% due 05/01/26		13,349,539	14,235,059
4.00% due 12/01/39		2,924,392	3,097,412
4.00% due 09/01/40		318,131	336,828
4.00% due 11/01/40		2,282,550	2,416,695
4.00% due 12/01/40		190,518	201,714
4.00% due 01/01/41		6,104,789	6,470,307
4.00% due 02/01/41		967,587	1,034,691
4.00% due 03/01/41		1,806,562	1,923,177
4.00% due 12/01/41		428,455	453,836
4.00% due May 30 TBA		2,000,000	2,115,312
4.50% due 02/01/25		579,958	623,140
4.50% due May 30 TBA		500,000	535,312
5.50% due 10/01/36		164,247	179,780

Federal National Mtg. Assoc. FRS 2.30% due 06/01/35	273,472	290,607

		267,748,873

Government National Mtg. Assoc. — 6.0%
3.50% due May TBA	47,000,000	49,444,841
4.50% due 01/15/40	987,307	1,082,731
4.50% due 02/15/40	921,658	1,010,737
4.50% due 03/15/40	688,622	755,178
4.50% due 04/15/40	1,763,567	1,934,017
4.50% due 05/15/40	1,435,793	1,573,666
4.50% due 06/15/40	849,842	931,980
4.50% due 08/15/40	211,914	232,395
4.50% due 09/15/40	22,605	24,790
4.50% due 10/15/40	1,090,659	1,196,072
4.50% due 12/15/40	1,596,774	1,751,103
4.50% due 02/15/41	756,532	829,414
Government National Mtg. Assoc. FRS 0.54% due 05/20/37(1)	590,251	588,384

		61,355,308

Sovereign — 0.3%
Overseas Private Investment Corp. Government Guar. Notes 5.75% due 04/15/14	2,100,000	2,783,844

U.S. Government Agencies — 0.1%
Financing Corp. STRIPS zero coupon due 12/06/18	1,000,000	869,361

Total U.S. Government Agencies (cost $329,420,045)		335,669,091

U.S. GOVERNMENT TREASURIES — 22.0%

United States Treasury Bonds — 7.5%
0.13% due 01/15/22 TIPS(10)	29,065,308	30,395,947
2.13% due 02/15/41 TIPS(10)	3,742,020	5,143,522
3.13% due 11/15/41	16,200,000	16,250,625
3.75% due 08/15/41	2,600,000	2,935,561
3.88% due 08/15/40	100,000	115,500
4.38% due 02/15/38	400,000	500,688
4.38% due 05/15/40	5,100,000	6,393,329
4.38% due 05/15/41	10,000,000	12,542,190
6.25% due 08/15/23	300,000	426,094
7.13% due 02/15/23	1,100,000	1,650,000

		76,353,456

United States Treasury Notes — 14.5%
1.13% due 01/15/21 TIPS(10)(11)	13,735,656	15,753,081
1.25% due 01/31/19	2,400,000	2,399,251
1.38% due 12/31/18	6,200,000	6,259,576
2.00% due 12/31/15	700,000	740,688
2.00% due 11/15/21(12)	50,300,000	50,850,181
2.00% due 02/15/22	3,000,000	3,022,500
2.13% due 08/15/21	23,400,000	23,999,625
2.63% due 08/15/20	20,400,000	22,019,250
2.63% due 11/15/20	22,300,000	24,028,250

		149,072,402

Total U.S. Government Treasuries (cost $215,936,853)		225,425,858

MUNICIPAL BONDS & NOTES — 1.4%

U.S. Municipal Bonds & Notes — 1.4%
Chicago Transit Authority Revenue Series A 6.90% due 12/01/40	800,000	977,568
Chicago Transit Authority Revenue Series B 6.90% due 12/01/40	900,000	1,099,764
District of Columbia Revenue 5.59% due 12/01/34	4,000,000	4,958,440
East Bay Municipal Utility District Revenue 5.87% due 06/01/40	2,200,000	2,796,046
Kentucky State Property & Building Commission Revenue 4.30% due 11/01/19	400,000	453,288
Kentucky State Property & Building Commission Revenue 4.40% due 11/01/20	500,000	564,965
Kentucky State Property & Building Commission Revenue 5.37% due 11/01/25	1,000,000	1,158,220
New York City Transitional Finance Authority Revenue 4.73% due 11/01/23	800,000	916,592
New York City Transitional Finance Authority Revenue 4.91% due 11/01/24	500,000	578,900
New York City Transitional Finance Authority Revenue 5.08% due 11/01/25	500,000	585,390
Ohio Housing Finance Agency Revenue Series F 6.04% due 09/01/17	20,000	20,027
State of Illinois General Obligation Bonds 4.42% due 01/01/15	100,000	105,336

Total Municipal Bonds & Notes (cost $11,721,135)		14,214,536

COMMON STOCK — 0.0%

Communications Software — 0.0%
Ventelo GmbH†(4)(5)	11,286	0

Telecom Equipment-Fiber Optics — 0.0%
Viatel Holding Bermuda Ltd.(4)	2	1

Total Common Stock (cost $400,000)		1

MEMBERSHIP INTEREST CERTIFICATES — 0.0%

Electric-Integrated — 0.0%
SW Acquisition†(4)(5) (cost $0)	1	6

WARRANTS† — 0.0%

Banks-Commercial — 0.0%
Central Bank of Nigeria Expires 11/15/20 (strike price $250.00) (5) (cost $0)	250	45,000

OPTIONS — PURCHASED — 0.0%

Sovereign — 0.0%
Put Options — Purchased(4)(14) (cost $21,340)	8,800,000	313

Total Long-Term Investment Securities (cost $908,234,090)		939,033,928

SHORT-TERM INVESTMENT SECURITIES — 10.8%

U.S. Government Treasuries — 10.8%
0.13% due 08/09/12	7,000,000	6,998,103
0.13% due 09/06/12(12)	35,300,000	35,284,962

0.08% due 09/20/12	200,000	199,904
0.09% due 08/23/12	32,200,000	32,189,052
0.11% due 10/18/12	4,400,000	4,397,043
0.12% due 09/13/12	4,200,000	4,198,030
0.14% due 09/13/12	14,800,000	14,793,059
0.14% due 09/27/12	2,300,000	2,298,763
0.14% due 10/11/12	2,300,000	2,298,620
0.15% due 08/30/12	7,800,000	7,797,184

Total Short-Term Investment Securities (cost $110,448,726)		110,454,720

REPURCHASE AGREEMENTS — 6.1%
Agreement with Citigroup NA bearing interest at 0.21%, dated 04/30/12, to be repurchased 05/01/12 in the amount of $5,500,032 and collateralized by $5,600,000 of Federal National Mtg. Assoc. Notes, bearing interest at 0.50% due 02/21/13 and having an approximate value of $5,613,207	5,500,000	5,500,000
Agreement with Merrill Lynch Price Fenner & Smith bearing interest at 0.20%, dated 04/30/12, to be repurchased 05/01/12 in the amount of $1,400,008 and collateralized by $1,429,000 of United States Treasury Notes, bearing interest at 0.38% due 03/15/15 and having an approximate value of $1,428,666	1,400,000	1,400,000
Agreement with Merrill Lynch Price Fenner & Smith bearing interest at 0.21%, dated 04/30/12, to be repurchased 05/01/12 in the amount of $19,700,115 and collateralized by $20,013,000 of United States Treasury Bonds, bearing interest at 3.13% due 02/15/42 and having an approximate value of $20,134,954	19,700,000	19,700,000
Agreement with Morgan Stanley bearing interest at 0.20%, dated 04/30/12, to be repurchased 05/01/12 in the amount of $22,200,124 and collateralized by $10,771,200 of United States Treasury Notes, bearing interest at 2.38% due 03/15/15 and $9,943,800 of United States Treasury Bonds, bearing interest at 3.75% due 08/15/41 having an approximate aggregate value of $22,606,249	22,200,000	22,200,000
Agreement with Barclays Capital PCL bearing interest at 0.21%, dated 04/30/12, to be repurchased 05/01/12 in the amount of $5,000,029 and collateralized by $5,509,000 of Government National Mtg. Assoc. Notes, bearing interest at 4.50% due 03/20/41 and having an approximate value of $5,170,204	5,000,000	5,000,000
Agreement with Goldman Sachs & Co. bearing interest at 0.21%, dated 04/30/12, to be repurchased 05/01/12 in the amount of $4,100,024 and collateralized by $4,795,000 of Federal National Mtg. Assoc. Notes, bearing interest at 4.50% due 08/01/41 and having an approximate value of $4,230,391	4,100,000	4,100,000
Agreement with JP Morgan Securities, LLC bearing interest at 0.22%, dated 04/30/12, to be repurchased 05/01/12 in the amount of $5,000,031 and collateralized by $5,085,000 of Federal National Mtg. Assoc. Notes, bearing interest at 0.60% due 11/14/13 and having an approximate value of $5,109,849	5,000,000	5,000,000

Total Repurchase Agreements (cost $62,900,000)		62,900,000

TOTAL INVESTMENTS (cost $1,081,582,816) (13)	108.6%	1,112,388,648
Liabilities in excess of other assets	(8.6)	(88,059,466)

NET ASSETS	100.0%	$1,024,329,182

BONDS & NOTES SOLD SHORT — (8.7)%
U.S. Government Agencies. — (8.7)%
Federal National Mtg. Assoc.
4.00% due May 15 TBA	(60,000,000)	(63,806,250)
4.50% due May 15 TBA	(500,000)	(536,875)
5.50% due June 30 TBA	(6,000,000)	(6,553,125)

		(70,896,250)

Government National Mtg. Assoc.
4.50% due May 30 TBA	(15,000,000)	(16,406,250)
6.00% due May 30 TBA	(2,000,000)	(2,256,875)

		(18,663,125)

Total Bonds & Notes Sold Short (proceeds $(83,500,000))		$(89,559,375)

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2012, the aggregate value of these securities was $118,145,089 representing 11.8% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

**	Denominated in United States Dollars unless otherwise indicated.

AUD	— Australian Dollar

CAD	— Canadian Dollar

EUR	— Euro Dollar

GBP	— British Pound

USD	— United States Dollar

LIBOR	— London Interbank Offered Rate

BBA	— British Banking Association

FRS	— Floating Rate Securities

VRS	— Variable Rate Securities

The rates shown on FRS and VRS are the current interest rates as of April 30, 2012 and unless noted otherwise, the dates shown are the original maturity dates.

REMIC	— Real Estate Mortgage Investment Conduit

STRIPS	— Separate Trading of Registered Interest and Principal of Securities.

TBA	— Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement date.

TIPS	— Treasury Inflation Protected Security

†	Non-income producing security

(1)	Collateralized Mortgage Obligation

(2)	Commercial Mortgage Backed Security

(3)	Bond in default

(4)	Illiquid security. At April 30, 2012, the aggregate value of these securities was $557,324 representing 0.1% of net assets.

(5)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 1.

(6)	Company has filed for Chapter 11 bankruptcy protection.

(7)	Perpetual maturity — maturity date reflects the next call date.

(8)	Bond is in default and did not pay principal at maturity.

(9)	“Step-up” security where the rate increases (“steps-up”) at a predetermined rate. Rate shown reflects the increased rate.

(10)	Principal amount of security is adjusted for inflation.

(11)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.

(12)	The security or a portion thereof represents collateral for swaps.

(13)	See Note 4 for cost of investments on a tax basis.

(14)	Put Options — Purchased

Put Options — Purchased
Issue	Expiration Month	Strike Price	Notional Amount	Premiums Paid	Value at April 30, 2012	Unrealized Appreciation/ (Depreciation)
Put option to enter an interest rate swap with Goldman Sachs Bank USA for the right to receive a fixed rate of 2.00% versus the three month USD-LIBOR-BBA maturing on 11/21/2013	November 2012	$2.00	$8,800,000	$21,340	$313	$(21,027)

Written Options on Interest Rate Swap Contracts
Issue	Expiration Month	Strike Price	Notional Amount	Premiums Received	Value at April 30, 2012	Unrealized Appreciation/ (Depreciation)
Put option to enter an interest rate swap with Goldman Sachs Bank USA for the obligation to receive a fixed rate of 1.00% versus the three month USD-LIBOR-BBA maturing on 11/21/2013	November 2012	$1.00	$8,800,000	$50,207	$1,910	$48,297

Call option to enter an interest rate swap with Bank of America NA for the obligation to pay a fixed rate of 1.40% versus the three month USD-LIBOR-BBA maturing on 03/20/2018	March 2013	1.40	3,400,000	23,460	35,753	(12,293)

Put option to enter an interest rate swap with Bank of America NA for the obligation to receive a fixed rate of 1.40% versus the three month USD-LIBOR-BBA maturing on 03/20/2018	March 2013	1.40	3,400,000	80,920	45,188	35,732

			$15,600,000	$154,587	$82,851	$71,736

USD	—	United States Dollar
LIBOR	—	London Interbank Offered Rate
BBA	—	British Banking Association

Open Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of April 30, 2012	Unrealized Appreciation (Depreciation)
230	Short	5 Year U.S. Treasury Note Futures	June 2012	$28,325,742	$28,473,281	$(147,539)

Open Forward Foreign Currency Contracts
Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized (Depreciation)
Barclays Bank PLC	CAD	14,090,000	USD	14,224,493	6/21/2012	$—	$(22,852)
	EUR	35,252,000	USD	46,058,842	6/14/2012	—	(612,556)
	USD	3,211,673	NOK	18,611,000	5/24/2012	37,713	—
	USD	1,203,557	CNY	7,648,000	6/1/2012	7,415	—
	USD	519,207	EUR	395,000	6/14/2012	3,748	—
	USD	13,740,810	CNY	86,635,804	2/1/2013	—	(64,103)

						48,876	(699,511)

Citibank N.A.	JPY	165,176,000	USD	2,010,350	6/7/2012	—	(59,114)
	USD	890,460	CNY	5,668,666	6/1/2012	7,107	—
	USD	926,926	CNY	5,818,313	2/1/2013	—	(8,421)

						7,107	(67,535)

Credit Suisse London Branch	SGD	26,716	USD	21,421	5/15/2012	—	(168)

Goldman Sachs International	USD	1,253,000	CNY	7,860,069	2/1/2013	—	(12,175)

HSBC Bank USA	USD	7,307,700	MXN	93,879,270	6/15/2012	—	(129,748)

JPMorgan Chase Bank N.A.	USD	7,527,000	CNY	48,187,854	6/1/2012	102,982	—
	USD	131,138	EUR	100,000	6/14/2012	1,255	—
	USD	12,984	MXN	172,731	6/15/2012	224	—
	USD	1,698,780	INR	78,959,280	7/12/2012	—	(222,847)
	USD	5,965,316	MYR	18,397,632	7/16/2012	83,148	—

						187,609	(222,847)

Morgan Stanley Co., Inc.	BRL	2,226,696	USD	1,274,364	6/4/2012	113,962	—

UBS AG	AUD	52,883,000	USD	55,244,755	5/17/2012	231,221	—
	GBP	1,835,000	USD	2,891,993	6/12/2012	—	(85,280)
	KRW	66,540,500	USD	59,021	7/12/2012	418	—
	SGD	26,716	USD	21,317	8/3/2012	—	—
	USD	21,620	SGD	26,716	5/15/2012	—	(31)
	USD	8,466,120	TWD	249,124,089	6/5/2012	64,260	—
	USD	224,216	EUR	169,000	6/14/2012	—	(471)
	USD	23,568	MXN	305,364	6/15/2012	—	(221)
	USD	1,850,261	CNY	11,684,400	8/5/2013	—	(8,957)

						295,899	(94,960)

Net Unrealized Appreciation/(Depreciation)						$653,453	$(1,226,944)

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CAD  —  Canadian Dollar

CNY  —  Yuan Renminbi

EUR  —  Euro Dollar

GBP  —  British Pound

INR  —  Indian Rupee

JPY  —  Japanese Yen

KRW  —  South Korean Won

MXN  —  Mexican Peso

MYR  —  Malaysian Ringgit

NOK  —  Norwegian Krone

SGD  —  Singapore Dollar

TWD  —  Taiwan Dollar

USD  —  United States Dollar

Interest Rate Swap Contracts@
				Rates Exchanged
Swap Counterparty	Notional Amount (000's)		Termination Date	Payments Received by the Portfolio	Payments Made by the Portfolio	Upfront Payments Made (Received) by the Portfolio	Gross Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	AUD	5,000	12/15/17	5.500%	6 month AUD Bank Bill	$(19,565)	$368,506
	BRL	2,100	01/02/14	11.990%	1-Year BRL-CDI	301	67,244
	BRL	1,300	01/02/14	12.510%	1-Year BRL-CDI	893	38,776
HSBC Bank USA NA	BRL	11,400	01/02/14	11.935%	1-Year BRL-CDI	20,277	180,400
	BRL	7,500	01/02/14	12.120%	1-Year BRL-CDI	7,927	251,324
	BRL	1,400	01/02/14	12.555%	1-Year BRL-CDI	1,502	41,853
	BRL	76,000	01/02/14	10.530%	1-Year BRL-CDI	10,281	527,464
	BRL	79,500	01/02/15	10.135%	1-Year BRL-CDI	162,924	486,068
Morgan Stanley Capital Services, Inc.	MXN	69,600	03/5/13	6.500%	28-Day MXN-TIIE	(1,156)	79,720
	BRL	79,500	01/02/14	10.580%	1-Year BRL-CDI	15,928	249,765
	EUR	13,400	03/21/17	2.000%	6 Month Euribor	(77,495)	576,536
	BRL	87,100	01/02/15	10.605%	1-Year BRL-CDI	147,360	225,259
	BRL	76,000	01/02/15	9.9300%	1-Year BRL-CDI	24,247	380,774
UBS AG	MXN	87,100	06/02/21	7.500%	28-Day MXN-TIIE	259,945	321,550
	BRL	13,400	01/02/15	9.9300%	1-Year BRL-CDI	14,006	120,410

Total						$567,375	$3,915,649

Credit Default Swap Contracts on Corporate and Sovereign Issues — Buy Protection (1)

Reference Obligation	Fixed Deal (Pay) Rate	Termination Date	Counterparty	Implied Credit Spread at April 30, 2012(3)	Notional Amount(2)	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Masco Corp. 6.125% due 10/03/2016	(5.000)%	12/20/16	Barclays Bank PLC	3.1162%	$1,800,000	$(143,175)	$(162,512)	$19,337
Pearson Dollar Finance Two PLC 5.500% due 05/06/2013	(0.610)%	06/20/13	Barclays Bank PLC	0.0935%	1,100,000	(6,539)	—	(6,539)
Reynolds American, Inc. 7.250% due 06/01/2013	(1.200)%	06/20/13	Barclays Bank PLC	0.3784%	500,000	(4,714)	—	(4,714)
Tate & Lyle International Finance PLC 6.500% due 06/28/2012	(1.150)%	06/20/16	Barclays Bank PLC	0.4865%	2,300,000	(62,378)	—	(62,378)

						$(216,806)	$(162,512)	$(54,294)

Credit Default Swap Contracts on Corporate and Sovereign Issues — Sell Protection (4)

Reference Obligation	Fixed Deal Receive Rate	Termination Date	Counterparty	Implied Credit Spread at April 30, 2012(3)	Notional Amount(2)	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
General Electric Capital Corp. 5.625% due 09/15/2017	1.000%	09/20/13	UBS AG	0.7031%	$900,000	$3,732	$(18,232)	$21,964

@ Illiquid security

(1) If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

BRL-CDI — Brazil Interbank Deposit Rate

EURIBOR — Euro Interbank Offered Rate

LIBOR — London Interbank Offered Rate

TIIE — Tasa de Interés Interbancaria de Equilibrio

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2012 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Asset Backed Securities	$—	$40,767,929	$1,650,963	$42,418,892
U.S. Corporate Bonds & Notes	—	114,230,569	76,905	114,307,474
Foreign Corporate Bonds & Notes	—	148,808,810	170,207	148,979,017
Foreign Government Agencies	—	57,973,740	—	57,973,740
U.S. Government Agencies	—	335,669,091	—	335,669,091
U.S. Government Treasuries	—	225,425,858	—	225,425,858
Municipal Bonds & Notes	—	14,214,536	—	14,214,536
Common Stock	1	—	0	1
Membership Interest Certificates	—	—	6	6
Warrants	—	—	45,000	45,000
Put Options — Purchased	—	313	—	313
Short-Term Investment Securities:
U.S. Government Treasuries	—	110,454,720	—	110,454,720
Repurchase Agreement	—	62,900,000	—	62,900,000
Other Financial Instruments:@
Written Straddle Options — Appreciation	—	84,029	—	84,029
Open Forward Foreign Currency Contracts-Appreciation		653,453		653,453
Interest Rate Swaps Contracts-Appreciation	—	3,915,649	—	3,915,649
Credit Default Swap Contracts on Corporate & Sovereign Issues — Buy Protection-Appreciation
	—	19,337	—	19,337
Credit Default Swap Contracts on Corporate & Sovereign Issues — Sell Protection-Appreciation
	—	21,964	—	21,964

Total	$1	$1,115,139,998	$1,943,081	$1,117,083,080

LIABILITIES:
Bonds & Notes Sold Short:
U.S. Government Agencies	—	89,559,375	—	89,559,375
Other Financial Instruments:@
Written Options on Interest Rate Swap Contracts-Depreciation	—	12,293	—	12,293
Open Futures Contracts-Depreciation	147,539	—	—	147,539
Open Forward Foreign Currency Contracts-Depreciation	—	1,226,944	—	1,226,944
Credit Default Swap Contracts on Corporate & Sovereign Issues — Buy Protection-Depreciation	—	73,631	—	73,631

Total	$147,539	$90,872,243	$—	$91,019,782

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period. There were no transfers between levels.

At the beginning and/or end of the reporting period, Level 3 investments in securities and other financial instruments were not considered a material portion of the Portfolio.

See Notes to Portfolio of Investments

SunAmerica Series Trust

Balanced Portfolio

PORTFOLIO OF INVESTMENTS — April 30, 2012

(unaudited)

Security Description	Shares/ Principal Amount	Value (Note 1)

COMMON STOCK — 58.0%
Aerospace/Defense — 0.4%
General Dynamics Corp.	9,700	$654,750

Aerospace/Defense-Equipment — 0.6%
United Technologies Corp.	10,528	859,506

Agricultural Chemicals — 0.4%
CF Industries Holdings, Inc.	2,100	405,426
Monsanto Co.	3,600	274,248

		679,674

Agricultural Operations — 0.4%
Archer-Daniels-Midland Co.	16,980	523,493
Bunge, Ltd.	1,900	122,550

		646,043

Airlines — 0.2%
Alaska Air Group, Inc.†	3,900	131,820
United Continental Holdings, Inc.†	6,900	151,248

		283,068

Apparel Manufacturers — 0.2%
VF Corp.	2,457	373,587

Applications Software — 1.7%
Citrix Systems, Inc.†	717	61,383
Microsoft Corp.	81,062	2,595,605

		2,656,988

Athletic Footwear — 0.1%
NIKE, Inc., Class B	2,049	229,222

Auto-Cars/Light Trucks — 0.8%
Ford Motor Co.	48,000	541,440
General Motors Co.†	31,458	723,534

		1,264,974

Auto-Heavy Duty Trucks — 0.3%
PACCAR, Inc.	10,819	464,784

Auto/Truck Parts & Equipment-Original — 0.5%
Johnson Controls, Inc.	19,950	637,801
TRW Automotive Holdings Corp.†	1,900	86,849

		724,650

Banks-Fiduciary — 0.1%
State Street Corp.	3,737	172,724

Banks-Super Regional — 2.4%
Capital One Financial Corp.	6,829	378,873
Fifth Third Bancorp	23,500	334,405
Huntington Bancshares, Inc.	2,895	19,368
PNC Financial Services Group, Inc.	9,900	656,568
SunTrust Banks, Inc.	5,542	134,560
US Bancorp	4,296	138,202
Wells Fargo & Co.	64,554	2,158,040

		3,820,016

Batteries/Battery Systems — 0.1%
Energizer Holdings, Inc.†	2,000	142,660

Beverages-Non-alcoholic — 0.4%
Coca-Cola Co.	8,641	659,481

Beverages-Wine/Spirits — 0.1%
Constellation Brands, Inc., Class A†	10,100	218,160

Building Products-Wood — 0.1%
Masco Corp.	13,325	175,624

Building-Heavy Construction — 0.1%
Chicago Bridge & Iron Co. NV	4,200	186,564

Building-Residential/Commercial — 0.3%
D.R. Horton, Inc.	6,033	98,640
Lennar Corp., Class A	3,807	105,606
NVR, Inc.†	184	144,245
PulteGroup, Inc.†	7,676	75,532
Ryland Group, Inc.	2,347	52,831
Toll Brothers, Inc.†	1,800	45,720

		522,574

Cable/Satellite TV — 0.7%
Comcast Corp., Class A	20,599	624,768
DIRECTV, Class A†	2,553	125,786
Time Warner Cable, Inc.	4,900	394,205

		1,144,759

Casino Services — 0.1%
Bally Technologies, Inc.†	3,900	189,345

Cellular Telecom — 0.0%
Sprint Nextel Corp.†	11,305	28,036

Chemicals-Diversified — 0.8%
Air Products & Chemicals, Inc.	3,439	294,000
Dow Chemical Co.	1,377	46,653
E.I. du Pont de Nemours & Co.	7,797	416,828
Georgia Gulf Corp.†	2,210	78,344
LyondellBasell Industries NV, Class A	4,400	183,832
PPG Industries, Inc.	2,900	305,196

		1,324,853

Coal — 0.1%
Peabody Energy Corp.	1,922	59,793
Walter Energy, Inc.	1,483	98,338

		158,131

Commercial Services — 0.1%
Weight Watchers International, Inc.	1,800	136,728

Commercial Services-Finance — 0.6%
Alliance Data Systems Corp.†	1,150	147,764
H&R Block, Inc.	7,800	114,660
Lender Processing Services, Inc.	7,000	185,850
Mastercard, Inc., Class A	593	268,196
Visa, Inc., Class A	1,181	145,239

		861,709

Computer Services — 1.1%
Accenture PLC, Class A	1,159	75,277
Cognizant Technology Solutions Corp., Class A†	4,187	306,991
International Business Machines Corp.	6,340	1,312,887

		1,695,155

Computers — 3.1%
Apple, Inc.†	8,085	4,723,581
Hewlett-Packard Co.	7,249	179,485

		4,903,066

Computers-Integrated Systems — 0.1%
Brocade Communications Systems, Inc.†	31,400	173,956

Computers-Memory Devices — 0.4%
EMC Corp.†	6,009	169,514
NetApp, Inc.†	3,131	121,577
SanDisk Corp.†	4,539	167,988

Western Digital Corp.†	4,300	166,883

		625,962

Consulting Services — 0.0%
Genpact, Ltd.†	1,477	24,636

Consumer Products-Misc. — 0.6%
Jarden Corp.	3,900	163,527
Kimberly-Clark Corp.	8,900	698,383

		861,910

Cosmetics & Toiletries — 0.7%
Colgate-Palmolive Co.	2,058	203,619
Procter & Gamble Co.	13,191	839,475

		1,043,094

Cruise Lines — 0.1%
Carnival Corp.(1)	5,801	188,474

Data Processing/Management — 0.1%
Dun & Bradstreet Corp.	2,400	186,672

Distribution/Wholesale — 0.1%
WW Grainger, Inc.	640	133,005

Diversified Banking Institutions — 1.9%
Bank of America Corp.	57,475	466,122
Citigroup, Inc.	36,623	1,210,024
Goldman Sachs Group, Inc.	9,166	1,055,465
Morgan Stanley	14,464	249,938

		2,981,549

Diversified Manufacturing Operations — 0.9%
General Electric Co.	21,648	423,868
Ingersoll-Rand PLC	10,800	459,216
Parker Hannifin Corp.	5,000	438,450
SPX Corp.	1,875	143,962

		1,465,496

E-Commerce/Products — 0.3%
Amazon.com, Inc.†	2,050	475,395

E-Commerce/Services — 0.3%
Expedia, Inc.	6,686	285,024
IAC/InterActiveCorp.	4,100	197,415

		482,439

Electric Products-Misc. — 0.3%
Emerson Electric Co.	9,854	517,729

Electric-Generation — 0.1%
AES Corp.†	7,200	90,144

Electric-Integrated — 1.1%
American Electric Power Co., Inc.	12,350	479,674
Consolidated Edison, Inc.	1,400	83,230
Exelon Corp.	2,100	81,921
FirstEnergy Corp.	3,400	159,188
NextEra Energy, Inc.	7,319	470,977
PG&E Corp.	5,821	257,172
PPL Corp.	5,494	150,261

		1,682,423

Electronic Components-Misc. — 0.1%
Vishay Intertechnology, Inc.†	13,601	152,603

Electronic Components-Semiconductors — 1.1%
Altera Corp.	25,817	918,311
Broadcom Corp., Class A†	1,222	44,725
Freescale Semiconductor Holdings I, Ltd.†	10,996	136,460
Texas Instruments, Inc.	8,098	258,650
Xilinx, Inc.	9,683	352,268

		1,710,414

Electronic Security Devices — 0.9%
Tyco International, Ltd.	25,148	1,411,557

Engineering/R&D Services — 0.2%
Fluor Corp.	5,423	313,178

Enterprise Software/Service — 0.8%
BMC Software, Inc.†	4,700	193,922
Oracle Corp.	38,330	1,126,519

		1,320,441

Finance-Credit Card — 0.6%
American Express Co.	3,461	208,387
Discover Financial Services	22,200	752,580

		960,967

Finance-Investment Banker/Broker — 0.1%
TD Ameritrade Holding Corp.	10,103	189,835

Finance-Other Services — 0.5%
CME Group, Inc.	1,974	524,729
IntercontinentalExchange, Inc.†	1,108	147,408
NASDAQ OMX Group, Inc.†	1,745	42,875
NYSE Euronext	2,852	73,439

		788,451

Food-Meat Products — 0.1%
Smithfield Foods, Inc.†	3,300	69,168
Tyson Foods, Inc., Class A	2,400	43,800

		112,968

Food-Misc./Diversified — 0.7%
Campbell Soup Co.	10,444	353,321
ConAgra Foods, Inc.	6,300	162,666
General Mills, Inc.	3,118	121,259
Kraft Foods, Inc., Class A	11,759	468,831

		1,106,077

Food-Retail — 0.2%
Kroger Co.	13,400	311,818

Gas-Distribution — 0.3%
AGL Resources, Inc.	1,081	42,624
Sempra Energy	6,658	431,039

		473,663

Hotels/Motels — 0.2%
Marriott International, Inc., Class A	681	26,620
Wyndham Worldwide Corp.	4,700	236,598

		263,218

Instruments-Controls — 0.8%
Honeywell International, Inc.	20,770	1,259,908

Insurance-Life/Health — 0.7%
Protective Life Corp.	4,400	128,744

Prudential Financial, Inc.	15,231	922,085

		1,050,829

Insurance-Multi-line — 1.2%
ACE, Ltd.	10,697	812,651
Assurant, Inc.	2,000	80,680
Hartford Financial Services Group, Inc.	4,572	93,955
MetLife, Inc.	19,746	711,448
XL Group PLC	9,447	203,205

		1,901,939

Insurance-Reinsurance — 0.2%
Axis Capital Holdings, Ltd.	2,146	73,007
Everest Re Group, Ltd.	752	74,523
RenaissanceRe Holdings, Ltd.	1,416	110,533

		258,063

Internet Content-Information/News — 0.0%
LinkedIn Corp., Class A†	254	27,546

Internet Security — 0.1%
Symantec Corp.†	9,600	158,592

Investment Management/Advisor Services — 0.6%
Ameriprise Financial, Inc.	12,490	677,083
Invesco, Ltd.	10,733	266,608

		943,691

Machinery-Farming — 0.1%
AGCO Corp.†	3,300	153,681
Deere & Co.	862	70,994

		224,675

Medical Products — 0.8%
Baxter International, Inc.	2,983	165,288
CareFusion Corp.†	5,327	138,022
Covidien PLC	18,116	1,000,547

		1,303,857

Medical-Biomedical/Gene — 1.5%
Amgen, Inc.	10,400	739,544
Biogen Idec, Inc.†	3,843	515,001
Celgene Corp.†	2,545	185,581
Gilead Sciences, Inc.†	12,100	629,321
Vertex Pharmaceuticals, Inc.†	7,939	305,493

		2,374,940

Medical-Drugs — 2.8%
Abbott Laboratories	2,200	136,532
Allergan, Inc.	1,755	168,480
Johnson & Johnson	5,532	360,078
Merck & Co., Inc.	40,774	1,599,972
Pfizer, Inc.	92,587	2,123,020

		4,388,082

Medical-Generic Drugs — 0.1%
Mylan, Inc.†	8,357	181,430

Medical-HMO — 1.5%
AMERIGROUP Corp.†	1,424	87,946
Humana, Inc.	9,153	738,464
UnitedHealth Group, Inc.	24,251	1,361,694
WellPoint, Inc.	1,400	94,948

		2,283,052

Medical-Hospitals — 0.0%
Community Health Systems, Inc.†	2,900	70,586

Medical-Wholesale Drug Distribution — 0.4%
Cardinal Health, Inc.	8,147	344,374
McKesson Corp.	2,294	209,694

		554,068

Metal-Copper — 0.5%
Freeport-McMoRan Copper & Gold, Inc.	18,519	709,278

Multimedia — 1.1%
Time Warner, Inc.	36,669	1,373,621
Viacom, Inc., Class B	9,000	417,510

		1,791,131

Networking Products — 1.0%
Cisco Systems, Inc.	74,663	1,504,459

Oil Companies-Exploration & Production — 1.9%
Anadarko Petroleum Corp.	3,842	281,273
Apache Corp.	1,067	102,368
Devon Energy Corp.	268	18,720
Energy XXI Bermuda, Ltd.†	4,700	177,096
EOG Resources, Inc.	4,398	482,944
EQT Corp.	4,068	202,668
Occidental Petroleum Corp.	14,962	1,364,834
Pioneer Natural Resources Co.	1,615	187,049
Range Resources Corp.	1,176	78,392
Southwestern Energy Co.†	3,006	94,929

		2,990,273

Oil Companies-Integrated — 3.7%
Chevron Corp.	15,113	1,610,441
ConocoPhillips	9,200	658,996
Exxon Mobil Corp.	31,145	2,689,060
Marathon Oil Corp.	24,300	712,962
Marathon Petroleum Corp.	3,997	166,315

		5,837,774

Oil Field Machinery & Equipment — 0.2%
Cameron International Corp.†	810	41,513
National Oilwell Varco, Inc.	2,500	189,400

		230,913

Oil Refining & Marketing — 0.1%
Valero Energy Corp.	3,225	79,658

Oil-Field Services — 0.7%
Halliburton Co.	5,249	179,621
Schlumberger, Ltd.	11,775	872,998

		1,052,619

Paper & Related Products — 0.2%
International Paper Co.	7,395	246,327

Pipelines — 0.3%
Williams Cos., Inc.	14,665	499,050

Publishing-Newspapers — 0.1%
Gannett Co., Inc.	12,700	175,514

Real Estate Investment Trusts — 0.7%
Extra Space Storage, Inc.	6,300	191,205

HCP, Inc.	6,400	265,280
Health Care REIT, Inc.	3,700	209,642
Hospitality Properties Trust	7,300	201,334
ProLogis, Inc.	3,200	114,496
Ventas, Inc.	3,000	176,370

		1,158,327

Retail-Apparel/Shoe — 0.2%
Foot Locker, Inc.	5,600	171,304
Lululemon Athletica, Inc.†	645	47,820
PVH Corp.	1,100	97,680

		316,804

Retail-Auto Parts — 0.1%
AutoZone, Inc.†	451	178,668

Retail-Building Products — 0.7%
Home Depot, Inc.	15,080	780,993
Lowe’s Cos., Inc.	7,580	238,543

		1,019,536

Retail-Consumer Electronics — 0.1%
Best Buy Co., Inc.	3,400	75,038

Retail-Discount — 0.3%
Target Corp.	3,932	227,820
Wal-Mart Stores, Inc.	4,350	256,259

		484,079

Retail-Drug Store — 0.3%
CVS Caremark Corp.	9,000	401,580
Walgreen Co.	3,277	114,892

		516,472

Retail-Major Department Stores — 0.1%
TJX Cos., Inc.	2,572	107,278

Retail-Regional Department Stores — 0.7%
Dillard’s, Inc., Class A	3,200	206,592
Kohl’s Corp.	1,921	96,300
Macy’s, Inc.	18,200	746,564

		1,049,456

Retail-Restaurants — 0.4%
Brinker International, Inc.	7,000	220,290
McDonald’s Corp.	1,900	185,155
Yum! Brands, Inc.	2,267	164,879

		570,324

Semiconductor Components-Integrated Circuits — 0.5%
QUALCOMM, Inc.	11,819	754,525

Semiconductor Equipment — 0.3%
Lam Research Corp.†	13,000	541,450

Steel-Producers — 0.1%
United States Steel Corp.	4,236	120,006

Telephone-Integrated — 1.6%
AT&T, Inc.	29,268	963,210
CenturyLink, Inc.	12,934	498,735
Verizon Communications, Inc.	26,886	1,085,657

		2,547,602

Television — 0.4%
CBS Corp., Class B	17,494	583,425

Therapeutics — 0.1%
Warner Chilcott PLC, Class A†	9,900	215,325

Tobacco — 1.1%
Altria Group, Inc.	5,500	177,155
Lorillard, Inc.	1,354	183,183
Philip Morris International, Inc.	14,410	1,289,839

		1,650,177

Tools-Hand Held — 0.1%
Stanley Black & Decker, Inc.	1,500	109,740

Transport-Rail — 0.8%
CSX Corp.	15,090	336,658
Norfolk Southern Corp.	12,122	884,057
Union Pacific Corp.	500	56,220

		1,276,935

Web Portals/ISP — 0.2%
Google, Inc., Class A†	592	358,296

Total Common Stock (cost $79,311,713)		90,956,622

ASSET BACKED SECURITIES — 6.6%

Diversified Financial Services — 6.6%
American Home Mtg. Assets FRS Series 2006-2, Class 1A1 1.12% due 09/25/46(2)	$83,093	44,558
Banc of America Alternative Loan Trust Series 2004-5, Class 4A1 5.00% due 06/25/19(2)	78,076	78,629
Banc of America Merril Lynch Commercial Mtg., Inc. VRS Series 2006-2, Class A4 5.92% due 05/10/45(3)	270,000	308,271
Banc of America Mtg. Securities, Inc. Series 2004-5, Class 3A2 4.75% due 06/25/19(2)	36,558	37,592
Bear Stearns Commercial Mtg. Securities, Inc. Series 2006-PW14, Class AM 5.24% due 12/11/38(3)	55,000	57,033
Bear Stearns Commercial Mtg. Securities, Inc., Series 2006-PW14, Class A4 5.20% due 12/11/38(3)	150,000	168,592
BMW Vehicle Owner Trust Series 2011-A, Class A2 0.63% due 02/25/14	145,212	145,339
Citigroup Mtg. Loan Trust Series 2007-12 Class 2A1 6.50% due 10/25/36(2)	300,925	200,479
Citigroup Mtg. Loan Trust, Inc., FRS Series 2007-WFH2, Class A2 0.39% due 03/25/37	92,138	85,835
Citimortgage Alternative Loan Trust Series 2007-A1, Class 1A7 6.00% due 01/25/37(2)	270,377	174,102

Commercial Mtg. Pass Through Certs. Series 2011-FL1, Class A 2.47% due 07/17/28(3)	$114,126	114,417
Commercial Mtg. Pass Through Certs. Series 2011-STRT, Class A 2.56% due 12/10/24(3)	170,000	170,784
Countrywide Alternative Loan Trust Series 2006-J5, Class 1A1 6.50% due 09/25/36	546,529	379,384
Countrywide Alternative Loan Trust FRS Series 2006-OA9, Class 1A1 0.44% due 07/20/46(2)	557,894	222,827
Countrywide Home Loan Mtg. Pass Through Trust Series 2005-21, Class A2 5.50% due 10/25/35(2)	120,490	110,832
Credit Suisse Mtg. Capital Certificates VRS Series 2004-AR8, Class 2A1 2.71% due 09/25/34(2)	85,910	83,728
DBUBS Mtg. Trust Series 2011-LC3A, Class A2 3.64% due 08/10/44(3)	150,000	161,129
First National Master Note Trust FRS Series 2009-3, Class A 1.59% due 07/15/15	585,000	586,438
Greenwich Capital Commercial Funding Corp. Series 2003-C1, Class A4 4.11% due 07/05/35(3)	235,562	240,273
Greenwich Capital Commerical Funding Corp., VRS Series 2005-GG3, Class A4 4.80% due 08/10/42(3)	105,000	113,172
GS Mtg. Securities Corp II, Series 2006-GG8, Class A4 5.56% due 11/10/39(3)	270,000	306,061
GS Mtg. Securities Corp. II VRS Series 2006-GG6, Class A4 5.55% due 04/10/38(3)	1,000,000	1,114,118
GSAMP Trust FRS Series 2006-FM1, Class A2C 0.40% due 04/25/36	460,963	258,496
Honda Auto Receivables Owner Trust Series 2011-3, Class A2 0.67% due 04/21/14	235,000	235,242
HSBC Home Equity Loan Trust FRS Series 2006-1, Class A1 0.40% due 01/20/36	278,287	255,478
JP Morgan Chase Commercial Mtg. Securities Corp. Series 2005-LDP2, Class ASB 4.66% due 07/15/42(3)	156,814	163,341
JP Morgan Chase Commercial Mtg. Securities Corp. Series 2004-CBX, Class A6 4.90% due 01/12/37(3)	105,000	111,384
LB-UBS Commercial Mtg. Trust Series 2005-C3, Class A5 4.74% due 07/15/30(3)	110,000	120,175
LB-UBS Commercial Mtg. Trust VRS Series 2003-C8, Class A4 5.12% due 11/15/32(3)	295,000	309,621
Lehman Brothers Floating Rate Commercial Mtg. Trust FRS Series 2006-LLFA, Class A2 0.36% due 09/15/21(3)	51,872	50,940
Lehman Mtg. Trust Series 2007-4, Class 4A1 6.00% due 05/25/37(2)	60,377	53,046
Merrill Lynch Mtg. Trust VRS Series 2005-CK11, Class A6 5.39% due 11/12/37(3)	1,055,000	1,179,145
Merrill Lynch Mtg. Trust, VRS Series 2005-CIP1, Class A4 5.05% due 07/12/38(3)	120,000	132,148
Morgan Stanley Capital I, Series 2006-IQ12 Class A4 5.33% due 12/15/43(3)	265,000	298,049
Morgan Stanley Reremic Trust Series 2009-GG10, Class A4A 5.98% due 08/12/45(3)	120,000	135,441
Option One Mtg. Loan Trust Series 2004-3, Class M2 0.81% due 11/25/34	225,000	190,645
Option One Mtg. Loan Trust FRS Series 2007-6, Class 2A1 0.30% due 07/25/37	71,938	69,304
Residential Asset Mtg. Products, Inc. FRS Series 2005-RS4, Class M1 0.67% due 04/25/35	145,000	135,600
Toyota Auto Receivables Owner Trust Series 2011-B, Class A2 0.53% due 04/15/14	295,000	295,057
Volkswagen Auto Lease Trust Series 2011-A, Class A2 1.00% due 02/20/14	120,000	120,214
Wachovia Bank Commercial Mtg. Trust VRS Series 2005-C17, Class A4 5.08% due 03/15/42(3)	115,000	125,627
Wachovia Bank Commercial Mtg. Trust VRS Series 2005-C21, Class A4 5.38% due 10/15/44(3)	90,000	99,393
Wachovia Bank Commercial Mtg. Trust VRS Series 2006-C25, Class A5 5.92% due 05/15/43(3)	195,000	221,855
Wachovia Bank Commercial Mtg. Trust, Series 2005-C18, Class A4 4.94% due 04/15/42(3)	80,000	87,602

Washington Mutual Mtg. Pass-Through Certificates Series 2006-5, Class 2CB1 6.00% due 07/25/36(2)	171,182	98,246
Wells Fargo Home Equity Trust FRS Series 2006-1, Class A3 0.39% due 05/25/36	80,766	79,353
Wells Fargo Home Equity Trust VRS Series 2004-2, Class AI6 5.00% due 05/25/34	105,000	106,251
Wells Fargo Mtg. Backed Securities Trust Series 2005-2, Class 2A1 4.75% due 04/25/20(2)	48,634	50,762
Wells Fargo Mtg. Backed Securities Trust Series 2007-7, Class A1 6.00% due 06/25/37(2)	279,944	254,521
World Omni Auto Receivables Trust Series 2011-B, Class A2 0.65% due 08/15/14	160,000	160,077

Total Asset Backed Securities (cost $10,985,895)		10,300,606

U.S. CORPORATE BONDS & NOTES — 10.2%

Aerospace/Defense — 0.0%
Lockheed Martin Corp. Senior Notes 4.85% due 09/15/41	35,000	36,696

Apparel Manufacturers — 0.1%
Hanesbrands, Inc. Senior Notes 8.00% due 12/15/16	105,000	115,631

Athletic Equipment — 0.1%
Easton-Bell Sports, Inc. Senior Sec. Notes 9.75% due 12/01/16	80,000	88,500

Auto-Cars/Light Trucks — 0.2%
Daimler Finance North America LLC Company Guar. Notes 1.25% due 04/10/14	365,000	364,927

Auto/Truck Parts & Equipment-Original — 0.1%
American Axle & Manufacturing, Inc. Company Guar. Notes 7.75% due 11/15/19	175,000	189,000

Banks-Commercial — 0.4%
CIT Group, Inc. Company Guar. Notes 7.00% due 05/02/16	145,000	145,362
HSBC USA, Inc. Senior Notes 2.38% due 02/13/15	230,000	232,515
Wachovia Bank NA Sub. Notes 0.92% due 11/03/14	250,000	245,414

		623,291

Banks-Super Regional — 0.1%
Capital One Financial Corp. Senior Notes 4.75% due 07/15/21	30,000	32,351
Wells Fargo & Co. Senior Notes 3.68% due 06/15/16	140,000	150,198

		182,549

Brewery — 0.2%
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 5.38% due 01/15/20	120,000	143,791
SABMiller Holdings, Inc. Company Guar. Notes 2.45% due 01/15/17*	200,000	204,821

		348,612

Broadcast Services/Program — 0.1%
Clear Channel Worldwide Holdings, Inc. Company Guar. Notes, Series B 9.25% due 12/15/17	100,000	109,625

Cable TV — 0.0%
Comcast Corp. Company Guar. Notes 6.30% due 11/15/17	40,000	48,521

Cable/Satellite TV — 0.5%
CCO Holdings LLC/CCO Holdings Capital Corp. Company Guar. Notes 7.25% due 10/30/17	200,000	217,500
Comcast Corp. Company Guar. Notes 6.50% due 01/15/17	65,000	78,183
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. Company Guar. Notes 5.00% due 03/01/21	95,000	103,887
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. Company Guar. Notes 5.15% due 03/15/42	60,000	58,662
DISH DBS Corp. Company Guar. Notes 7.88% due 09/01/19	200,000	231,500
Time Warner Cable, Inc. Company Guar. Notes 5.50% due 09/01/41	65,000	68,530
Time Warner Cable, Inc. Company Guar. Notes 5.88% due 11/15/40	45,000	49,640

		807,902

Casino Hotels — 0.2%
Harrah’s Operating Co., Inc. Senior Sec. Notes 11.25% due 06/01/17	150,000	165,750
MGM Mirage, Inc. Senior Sec. Notes 9.00% due 03/15/20	65,000	72,475

		238,225

Cellular Telecom — 0.1%
MetroPCS Wireless, Inc. Company Guar. Notes 7.88% due 09/01/18	100,000	102,500
Sprint Nextel Corp. Company Guar. Notes 9.00% due 11/15/18*	60,000	66,075

		168,575

Chemicals-Specialty — 0.0%
Huntsman International LLC Company Guar. Notes 5.50% due 06/30/16	35,000	35,044

Coal — 0.2%
Arch Coal, Inc. Company Guar. Notes 8.75% due 08/01/16	55,000	55,137
Peabody Energy Corp. Company Guar. Notes 6.25% due 11/15/21	200,000	202,500

		257,637

Commercial Services — 0.0%
Iron Mountain, Inc. Company Guar. Notes 6.63% due 01/01/16	25,000	25,031

Computers — 0.0%
Hewlett-Packard Co. Senior Notes 6.00% due 09/15/41	20,000	22,107

Consumer Products-Misc. — 0.4%
Jarden Corp. Company Guar. Notes 7.50% due 01/15/20	225,000	245,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC Senior Sec. Notes 7.13% due 04/15/19*	100,000	104,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC Company Guar. Notes 9.00% due 04/15/19*	100,000	100,500
Spectrum Brands Holdings, Inc. Senior Sec. Notes 9.50% due 06/15/18	170,000	192,525

		642,775

Data Processing/Management — 0.1%
First Data Corp. Senior Sec. Notes 8.88% due 08/15/20	195,000	212,062

Diversified Banking Institutions — 1.0%
Bank of America Corp. Senior Notes 3.63% due 03/17/16	135,000	134,484
Bank of America Corp. Senior Notes 3.75% due 07/12/16	85,000	84,635
Bank of America Corp. Senior Notes 3.88% due 03/22/17	165,000	164,587
Bank of America Corp. Senior Notes 4.50% due 04/01/15	60,000	62,018
Bank of America Corp. Senior Notes 5.00% due 05/13/21	85,000	84,602
Bank of America Corp. Senior Notes 5.65% due 05/01/18	20,000	21,153
Bank of America Corp. Senior Notes 5.88% due 02/07/42	35,000	34,589
Citigroup, Inc. Sub. Notes 0.74% due 06/09/16	165,000	142,770
Citigroup, Inc. Senior Notes 5.38% due 08/09/20	20,000	21,488
Citigroup, Inc. Senior Notes 5.88% due 05/29/37	75,000	77,974
Citigroup, Inc. Senior Notes 5.88% due 01/30/42	40,000	42,552
Citigroup, Inc. Senior Notes 6.38% due 08/12/14	65,000	70,096
Goldman Sachs Group, Inc. Senior Notes 3.30% due 05/03/15	115,000	115,082
Goldman Sachs Group, Inc. Senior Notes 6.15% due 04/01/18	45,000	48,982
Goldman Sachs Group, Inc. Senior Notes 6.25% due 02/01/41	75,000	76,211
Morgan Stanley Senior Notes 4.75% due 03/22/17	130,000	129,764
Morgan Stanley Senior Notes 5.45% due 01/09/17	120,000	121,915

Morgan Stanley Senior Notes 5.50% due 01/26/20	80,000	78,198
Morgan Stanley Senior Notes 5.50% due 07/28/21	50,000	48,882

		1,559,982

Diversified Financial Services — 0.2%
General Electric Capital Corp. Notes 2.30% due 04/27/17	150,000	150,203
General Electric Capital Corp. Senior Notes 4.38% due 09/16/20	35,000	37,506
General Electric Capital Corp. Senior Notes 5.88% due 01/14/38	165,000	184,484

		372,193

Diversified Manufacturing Operations — 0.0%
General Electric Co. Senior Notes 5.25% due 12/06/17	40,000	46,681

Electric-Generation — 0.1%
The AES Corp. Senior Notes 9.75% due 04/15/16	100,000	118,000

Electric-Integrated — 0.4%
Dominion Resources, Inc. Senior Notes 5.20% due 08/15/19	175,000	204,816
Entergy Arkansas, Inc. 1st. Mtg. Notes 3.75% due 02/15/21	65,000	67,995
Nevada Power Co. Senior Notes 5.45% due 05/15/41	60,000	71,279
Nisource Finance Corp. Bonds 5.80% due 02/01/42	50,000	54,407
Nisource Finance Corp. Company Guar. Notes 5.95% due 06/15/41	25,000	28,347
Oncor Electric Delivery Co., LLC Senior Sec. Notes 5.25% due 09/30/40	45,000	45,605
PacifiCorp 1st. Mtg. Notes 2.95% due 02/01/22	70,000	70,798
Southern Power Co. Senior Notes 5.15% due 09/15/41	35,000	37,851
Xcel Energy, Inc. Senior Notes 4.70% due 05/15/20	95,000	108,528

		689,626

Electronic Components-Semiconductors — 0.1%
Amkor Technology, Inc. Senior Notes 7.38% due 05/01/18	125,000	133,750

Enterprise Software/Service — 0.1%
Oracle Corp. Senior Notes 5.38% due 07/15/40	85,000	100,481
Oracle Corp. Notes 6.50% due 04/15/38	15,000	19,904

		120,385

Finance-Auto Loans — 0.2%
Ford Motor Credit Co. LLC Senior Notes 6.63% due 08/15/17	200,000	229,886

Finance-Credit Card — 0.2%
American Express Credit Corp. Senior Notes 7.30% due 08/20/13	275,000	296,849

Food-Misc./Diversified — 0.3%
Kraft Foods, Inc. Senior Notes 5.38% due 02/10/20	220,000	257,708
Kraft Foods, Inc. Senior Bonds 6.00% due 02/11/13	230,000	239,352

		497,060

Funeral Services & Related Items — 0.0%
Service Corp. International Senior Notes 7.00% due 05/15/19	65,000	69,469

Gold Mining — 0.0%
Barrick North America Finance LLC Company Guar. Notes 5.70% due 05/30/41	45,000	49,585

Home Furnishings — 0.0%
Simmons Bedding Co. Company Guar. Notes 11.25% due 07/15/15*	45,000	46,519

Independent Power Producers — 0.1%
Calpine Corp. Senior Sec. Notes 7.88% due 07/31/20†	75,000	81,750

Insurance-Life/Health — 0.2%
Pricoa Global Funding I Senior Notes 5.40% due 10/18/12	170,000	173,646
Prudential Financial, Inc. Senior Notes 7.38% due 06/15/19	85,000	105,798

		279,444

Insurance-Multi-line — 0.3%
Hartford Financial Services Group, Inc. Senior Notes 5.13% due 04/15/22	70,000	70,703
MetLife, Inc. FRS FDIC Guar. Notes 0.79% due 06/29/12	250,000	250,253
Metropolitan Life Global Funding I Senior Sec. Notes 5.13% due 04/10/13	100,000	104,042

		424,998

Machinery-Farming — 0.1%
Case New Holland, Inc. Company Guar. Notes 7.88% due 12/01/17	70,000	81,550

Medical Labs & Testing Services — 0.1%
Roche Holdings, Inc. Company Guar. Notes 6.00% due 03/01/19	60,000	74,573

Medical Products — 0.2%
LVB Acquisition Holding LLC Company Guar. Notes 10.38% due 10/15/17(4)	210,000	227,062

Medical-Biomedical/Gene — 0.1%
Amgen, Inc. Senior Notes 5.65% due 06/15/42	20,000	22,249
Gilead Sciences, Inc. Senior Notes 4.50% due 04/01/21	65,000	71,162

		93,411

Medical-Drugs — 0.2%
Abbott Laboratories Senior Notes 5.30% due 05/27/40	20,000	23,573
Pfizer, Inc. Senior Notes 7.20% due 03/15/39	30,000	44,354
Valeant Pharmaceuticals International Company Guar. Notes 7.25% due 07/15/22	205,000	204,488

		272,415

Medical-Generic Drugs — 0.1%
Mylan, Inc. Senior Notes 7.88% due 07/15/20	200,000	224,000

Medical-HMO — 0.1%
Cigna Corp. Senior Notes 5.38% due 02/15/42	40,000	42,360
Coventry Health Care, Inc. Senior Notes 5.45% due 06/15/21	65,000	73,383
UnitedHealth Group, Inc. Senior Notes 5.70% due 10/15/40	50,000	59,042

		174,785

Medical-Hospitals — 0.2%
HCA, Inc. Company Guar. Notes 7.50% due 02/15/22	145,000	156,056
Health Management Associates, Inc. Senior Sec. Notes 6.13% due 04/15/16	115,000	120,750
Tenet Healthcare Corp Senior Sec. Notes 8.88% due 07/01/19	50,000	56,063

		332,869

Multimedia — 0.1%
News America, Inc. Company Guar. Bonds 6.40% due 12/15/35	30,000	34,330
Time Warner, Inc. Company Guar. Bonds 6.25% due 03/29/41	40,000	46,516

		80,846

Networking Products — 0.1%
Cisco Systems, Inc. Senior Notes 5.50% due 01/15/40	80,000	95,904

Office Automation & Equipment — 0.1%
Xerox Corp. Senior Notes 4.50% due 05/15/21	80,000	83,531

Oil Companies-Exploration & Production — 0.3%
Anadarko Petroleum Corp. Senior Notes 6.38% due 09/15/17	140,000	166,378
Apache Corp. Senior Notes 4.75% due 04/15/43	95,000	101,225
Linn Energy LLC/Linn Energy Finance Corp. Company Guar. Notes 8.63% due 04/15/20	200,000	218,500
Petrohawk Energy Corp. Company Guar. Notes 7.88% due 06/01/15	35,000	36,750

		522,853

Oil Companies-Integrated — 0.1%
ConocoPhillips Company Guar. Notes 6.50% due 02/01/39	30,000	40,551

Marathon Petroleum Corp. Senior Notes 6.50% due 03/01/41	35,000	38,441
Phillips 66 Company Guar. Notes 4.30% due 04/01/22	100,000	104,301

		183,293

Oil Refining & Marketing — 0.0%
Valero Energy Corp. Company Guar. Notes 6.63% due 06/15/37	28,000	30,296

Paper & Related Products — 0.0%
International Paper Co. Senior Notes 6.00% due 11/15/41	40,000	43,194

Pharmacy Services — 0.1%
Aristotle Holding, Inc. Company Guar. Notes 4.75% due 11/15/21	190,000	207,899

Pipelines — 0.4%
DCP Midstream LLC Senior Notes 5.35% due 03/15/20	60,000	66,940
DCP Midstream LLC Senior Notes 9.75% due 03/15/19	55,000	71,153
Energy Transfer Partners LP Senior Notes 6.50% due 02/01/42	90,000	95,393
Enterprise Products Operating LLC Company Guar. Notes 5.70% due 02/15/42	50,000	55,313
Kinder Morgan Energy Partners LP Senior Notes 6.38% due 03/01/41	20,000	22,423
Kinder Morgan Energy Partners LP Senior Notes 6.95% due 01/15/38	80,000	94,379
Oneok Partners LP Company Guar. Notes 3.25% due 02/01/16	70,000	73,890
Plains All American Pipeline LP/PAA Finance Corp. Senior Notes 5.15% due 06/01/42	40,000	40,732
Plains All American Pipeline LP/PAA Finance Corp. Company Guar. Notes 5.75% due 01/15/20	85,000	98,646

		618,869

Private Corrections — 0.1%
Geo Group, Inc. Company Guar. Notes 6.63% due 02/15/21	180,000	189,900

Real Estate Investment Trusts — 0.1%
Duke Realty LP Senior Notes 6.75% due 03/15/20	50,000	59,143
ERP Operating LP Bonds 4.63% due 12/15/21	30,000	32,021
HCP, Inc. Senior Notes 5.38% due 02/01/21	70,000	77,120
Ventas Realty LP/Ventas Capital Corp. Company Guar. Notes 4.25% due 03/01/22	55,000	54,494

		222,778

Rental Auto/Equipment — 0.4%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. Company Guar. Notes 8.25% due 01/15/19	215,000	225,212
Hertz Corp. Company Guar. Notes 6.75% due 04/15/19	160,000	167,000
UR Merger Sub Corp. Senior Notes 7.63% due 04/15/22	205,000	216,788

		609,000

Retail-Building Products — 0.1%
Lowe’s Cos., Inc. Senior Notes 3.12% due 04/15/22	45,000	45,623
Lowe’s Cos., Inc. Senior Notes 4.65% due 04/15/42	60,000	60,782

		106,405

Retail-Discount — 0.0%
Wal-Mart Stores, Inc. Senior Notes 5.63% due 04/15/41	30,000	36,609

Retail-Drug Store — 0.1%
CVS Pass-Through Trust Pass Through Certs. 7.51% due 01/10/32	76,547	94,869

Retail-Perfume & Cosmetics — 0.1%
Sally Holdings LLC/Sally Capital, Inc. Company Guar. Notes 6.88% due 11/15/19*	175,000	186,375

Retail-Regional Department Stores — 0.1%
JC Penney Corp., Inc. Senior Notes 7.95% due 04/01/17	170,000	188,275

Rubber-Tires — 0.1%
Goodyear Tire & Rubber Co. Company Guar. Notes 8.25% due 08/15/20	170,000	179,775

Telephone-Integrated — 0.6%
AT&T, Inc. Senior Notes 6.30% due 01/15/38	150,000	179,772
Cincinnati Bell, Inc. Company Guar. Notes 8.38% due 10/15/20	140,000	140,000
Sprint Capital Corp. Company Guar. Notes 8.75% due 03/15/32	205,000	173,737
Verizon Communications, Inc. Senior Notes 2.00% due 11/01/16	95,000	97,303
Verizon Communications, Inc. Senior Notes 4.60% due 04/01/21	60,000	67,933
Verizon Communications, Inc. Senior Notes 6.35% due 04/01/19	40,000	49,532
Windstream Corp. Company Guar. Notes 7.75% due 10/01/21	100,000	107,250
Windstream Corp. Company Guar. Notes 8.13% due 09/01/18	90,000	96,750

		912,277

Theaters — 0.1%
AMC Entertainment, Inc. Company Guar. Notes 8.75% due 06/01/19	145,000	154,606

Tobacco — 0.1%
Altria Group, Inc. Company Guar. Notes 4.75% due 05/05/21	40,000	44,045
Philip Morris International, Inc. Senior Notes 4.38% due 11/15/41	35,000	35,325
Philip Morris International, Inc. Senior Notes 5.65% due 05/16/18	30,000	35,893

		115,263

Toys — 0.0%
Mattel, Inc. Senior Notes 2.50% due 11/01/16	65,000	67,010

Transport-Rail — 0.1%
Burlington Northern Santa Fe Senior Notes 3.60% due 09/01/20	110,000	116,367

Total U.S. CORPORATE BONDS & NOTES (cost $15,338,147)		16,059,746

FOREIGN CORPORATE BONDS & NOTES — 3.0%

Advertising Services — 0.1%
WPP Finance 2010 Company Guar. Notes 4.75% due 11/21/21	70,000	74,504

Banks-Commercial — 0.7%
HSBC Bank PLC Senior Notes 3.10% due 05/24/16	275,000	284,965
ING Bank NV Senior Notes 4.00% due 03/15/16	200,000	202,922
Standard Chartered PLC Senior Notes 5.50% due 11/18/14	200,000	216,020
Svenska Handelsbanken AB Senior Notes 4.88% due 06/10/14	235,000	249,386
The Royal Bank of Scotland PLC Bank Guar. Notes 4.88% due 03/16/15	100,000	103,918
Westpac Banking Corp. Senior Notes 4.20% due 02/27/15	40,000	42,763

		1,099,974

Banks-Money Center — 0.1%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect Bank Guar. Notes 3.38% due 01/19/17	130,000	134,139
Lloyds TSB Bank PLC Bank Guar. Notes 6.38% due 01/21/21	10,000	10,811

		144,950

Beverages-Wine/Spirits — 0.1%
Pernod-Ricard SA Senior Notes 4.25% due 07/15/22*	150,000	153,930

Building Societies — 0.1%
Nationwide Building Society Senior Notes 6.25% due 02/25/20	100,000	106,269

Cellular Telecom — 0.2%
America Movil SAB de CV Company Guar. Notes 2.38% due 09/08/16	200,000	204,103

America Movil Sab de CV Company Guar. Notes 5.00% due 03/30/20	140,000	158,159

		362,262

Diversified Banking Institutions — 0.0%
BNP Paribas Bank Guar. Notes 3.60% due 02/23/16	35,000	35,171

Diversified Minerals — 0.3%
FMG Resources August 2006 Pty, Ltd. Company Guar. Notes 8.25% due 11/01/19	150,000	162,375
Vale Overseas, Ltd. Company Guar. Notes 4.38% due 01/11/22	105,000	107,580
Vale Overseas, Ltd. Company Guar. Notes 5.63% due 09/15/19	90,000	101,294
Xstrata Finance Canada, Ltd. Company Guar. Bonds 5.80% due 11/15/16	65,000	73,658

		444,907

Diversified Operations — 0.1%
Hutchison Whampoa International 11, Ltd. Company Guar. Notes 3.50% due 01/13/17*	200,000	206,015

Electric-Integrated — 0.1%
PPL WEM Holdings PLC Senior Notes 5.38% due 05/01/21*	145,000	158,847

Electronic Components-Misc. — 0.1%
NXP BV/NXP Funding LLC Senior Sec. Notes 9.75% due 08/01/18	200,000	228,500

Finance-Auto Loans — 0.0%
RCI Banque SA Senior Notes 4.60% due 04/12/16*	65,000	64,695

Food-Retail — 0.0%
Delhaize Group SA Company Guar. Notes 5.70% due 10/01/40	45,000	41,676

Medical-Drugs — 0.1%
Teva Pharmaceutical Finance Co. BV Company Guar. Notes 2.40% due 11/10/16	125,000	129,726

Metal-Diversified — 0.1%
Xstrata Canada Financial Corp. Company Guar. Notes 6.00% due 11/15/41	85,000	87,890

Multimedia — 0.2%
NBCUniversal Media LLC Senior Notes 4.38% due 04/01/21	200,000	218,009
Quebecor Media, Inc. Senior Notes 7.75% due 03/15/16	90,000	92,588

		310,597

Oil & Gas Drilling — 0.1%
Transocean, Inc. Company Guar. Notes 6.38% due 12/15/21	70,000	81,970

Oil Companies-Exploration & Production — 0.2%
Canadian Oil Sands, Ltd. Senior Notes 6.00% due 04/01/42	40,000	42,253
EnCana Corp. Notes 6.63% due 08/15/37	50,000	55,013
KazMunayGas National Co. Senior Notes 6.38% due 04/09/21	250,000	278,365

		375,631

Oil Companies-Integrated — 0.1%
Suncor Energy, Inc. Senior Notes 6.10% due 06/01/18	85,000	101,988
Suncor Energy, Inc. Senior Notes 6.50% due 06/15/38	45,000	56,325

		158,313

Satellite Telecom — 0.1%
Intelsat Jackson Holdings SA Company Guar. Notes 7.25% due 10/15/20	90,000	94,050

Telecom Services — 0.1%
UPCB Finance III, Ltd. Senior Sec. Notes 6.63% due 07/01/20	150,000	152,250

Telephone-Integrated — 0.1%
Deutsche Telekom International Finance BV Company Guar. Notes 2.25% due 03/06/17	175,000	173,717

Total Foreign Corporate Bonds & Notes (cost $4,473,138)		4,685,844

FOREIGN GOVERNMENT AGENCIES — 1.3%
Sovereign — 1.3%
Federal Republic of Brazil Senior Bonds 4.88% due 01/22/21	195,000	223,860
Republic of Argentina Senior Notes 8.75% due 06/02/17	373,969	345,174
Republic of Peru Senior Bonds 8.75% due 11/21/33	40,000	64,100
Romanian Government Bonds Senior Bonds 6.75% due 02/07/22	520,000	546,000
Russian Federation Bonds 3.25% due 04/04/17	200,000	202,750
Russian Federation Senior Notes 5.63% due 04/04/42	200,000	211,740
Russian Federation Senior Bonds 7.50% due 03/31/30	213,325	255,723
United Mexican States Senior Notes 3.63% due 03/15/22	252,000	263,088

		2,112,435

Total Foreign Government Agencies (cost $2,073,790)

U.S. GOVERNMENT AGENCIES — 13.2%

Federal Home Loan Mtg. Corp. — 3.1%
1.75% due 05/30/19	205,000	206,431
4.00% due May TBA	1,170,000	1,234,167
4.50% due May TBA	970,000	1,034,262
5.00% due 03/01/19	41,109	44,523
5.00% due May TBA	530,000	572,731
5.13% due 10/18/16	245,000	289,007
5.36% due 06/01/37	21,844	23,566
5.42% due 07/01/37	39,123	42,238
5.46% due 06/01/37	166,773	180,076
5.50% due 07/01/34	141,681	155,412
5.50% due May TBA	600,000	653,344
5.57% due 06/01/37	20,163	21,797
6.00% due May TBA	370,000	408,041
6.50% due 05/01/16	2,509	2,537

		4,868,132

Federal National Mtg. Assoc. — 7.6%
3.00% due May TBA	590,000	615,628
3.50% due 10/01/26	276,977	292,542
3.50% due May TBA	1,335,000	1,396,722
4.00% due 11/01/41	726,637	769,682
4.00% due May TBA	880,000	934,957
4.50% due 09/01/41	546,484	586,733
4.50% due May 30 TBA	640,000	685,200
4.50% due May 15 TBA	520,000	558,350
4.63% due 05/01/13	480,000	500,951
4.88% due 12/15/16	290,000	340,948
5.00% due 03/01/18	56,411	61,344
5.00% due 04/01/18	15,793	17,233
5.00% due 07/01/18	57,745	62,794
5.00% due 08/01/18	26,569	28,892
5.00% due 06/01/19	47,828	52,017
5.00% due 09/01/41	533,105	587,980
5.00% due May TBA	190,000	205,734
5.25% due 08/01/12	365,000	369,162
5.50% due 10/01/17	142,020	154,477
5.50% due 11/01/17	34,287	37,511
5.50% due 04/01/37	567,840	626,509
5.50% due 05/01/41	1,440,000	1,574,550
6.00% due 08/01/17	47,477	51,997
6.00% due 05/01/38	167,366	185,573
6.00% due 05/01/41	680,000	751,719
6.50% due 10/01/39	193,866	219,080
6.50% due May TBA	180,000	202,725
Federal National Mtg. Assoc. FRS REMIC
Series 2003-35, Class DF 0.64% due 02/25/33(2)	4,824	4,825
Federal National Mtg. Assoc. REMIC
Series 2010-116, Class BI 5.00% due 08/25/20(2)	406,666	36,700
Series 2006-59, Class DC 6.50% due 12/25/33(2)	77,577	79,024

		11,991,559

Government National Mtg. Assoc. — 2.3%
3.50% due 02/15/26	280,000	294,919
4.00% due May TBA	740,000	800,356
4.50% due 05/15/39	206,454	228,085
4.50% due 10/20/40	878,682	963,882
5.00% due 10/20/39	738,351	820,752
5.50% due 01/15/34	335,464	377,234
7.50% due 01/15/32	78,659	92,547

		3,577,775

Tennessee Valley Authority — 0.2%
4.65% due 06/15/35	248,000	285,265

Total U.S. Government Agencies (cost $20,315,025)		20,722,731

U.S. GOVERNMENT TREASURIES — 5.8%

United States Treasury Bonds — 1.3%
3.13% due 02/15/42	252,000	252,315
3.75% due 08/15/41	485,000	547,595
4.38% due 05/15/41	516,000	647,177
4.75% due 02/15/41	158,000	209,967
5.00% due 05/15/37	128,000	174,720
5.38% due 02/15/31	198,000	276,519

		2,108,293

United States Treasury Notes — 4.5%
0.25% due 02/15/15	1,265,000	1,260,751
0.25% due 03/31/14	1,717,000	1,716,799
0.38% due 03/15/15	1,275,000	1,275,000
1.00% due 03/31/17	795,000	802,950
1.50% due 03/31/19	1,694,000	1,716,234
2.00% due 02/15/22	230,000	231,725

		7,003,459

Total U.S. Government Treasuries (cost $9,016,556)		9,111,752

MUNICIPAL BONDS & NOTES — 0.2%

Municipal Bonds — 0.2%
California State General Obligation Bonds 7.55% due 04/01/39	115,000	150,545
State of Illinois General Obligation Bonds 5.10% due 06/01/39	130,000	120,652

Total Municipal Bonds & Notes (cost $244,610)		271,197

Total Long-Term Investment Securities (cost $141,758,874)		154,220,933

SHORT-TERM INVESTMENT SECURITIES — 4.1%

U.S. Government Agencies — 2.1%
Federal Home Loan Bank Disc. Notes 0.11% due 05/16/11	1,750,000	1,749,935
Federal National Mtg. Assoc. Disc. Notes 0.10% due 05/23/11	1,550,000	1,549,945

		3,299,880

U.S. Government Treasuries — 2.0%
United States Treasury Bills
0.12% due 09/06/12(6)	55,000	54,976
0.08% due 06/14/12	3,000,000	2,999,696

		3,054,672

Total Short-Term Investment Securities (cost $6,354,550)		6,354,552

REPURCHASE AGREEMENT — 5.0%

Agreement with State Street Bank and Trust Co., bearing interest at 0.01% dated 04/30/12 to be repurchased 05/01/12 in the amount of $7,759,002 and collateralized by $7,885,000 of Federal Home Loan Mtg. Corp. Notes, bearing interest at 0.86% due 11/25/14 and having an approximate value of $7,917,021 (cost $7,759,000)	7,759,000	7,759,000

TOTAL INVESTMENTS (cost $155,872,424)(5)	107.4%	168,334,485
Liabilities in excess of other assets	(7.4)	(11,591,367)

NET ASSETS	100.0%	$156,743,118

†	Non-income producing security
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2012, the aggregate value of these securities was $1,292,277 representing 0.7% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
(1)	Consists of more than one type of securities traded together as a unit.
(2)	Collateralized Mortgage Obligation
(3)	Commercial Mortgage Backed Security
(4)	Income may be received in cash or additional bonds at the discretion of the issuer.
(5)	See Note 4 for cost of investments on a tax basis.
(6)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
FRS	— Floating Rate Security
VRS	— Variable Rate Security
The rates shown on FRS and VRS are the current rates at April 30, 2012 and unless noted otherwise, the dates shown are the original maturity dates.
REMIC	— Real Estate Mortgage Investment Conduit
TBA	— Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement date.

Open Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of April 30, 2012	Unrealized Appreciation (Depreciation)
8	Long	U.S. Treasury Bonds 30 Year Futures	June 2012	$1,130,379	$1,143,000	$12,621
16	Long	U.S. Treasury Note 2 Year Futures	June 2012	3,521,460	3,528,750	7,290
3	Long	U.S. Treasury Note 5 Year Futures	June 2012	370,695	371,391	696
22	Short	U.S. Treasury Note 10 Year Futures	June 2012	2,872,354	2,910,188	(37,834)
33	Long	S&P 500 E-Mini Index Futures	June 2012	2,288,935	2,299,440	10,505

						$(6,722)

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2012 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock	$90,956,622	$—	$—	$90,956,622
Asset Backed Securities	—	10,300,606	—	10,300,606
U.S. Corporate Bonds & Notes	—	16,059,746	—	16,059,746
Foreign Corporate Bonds & Notes	—	4,685,844	—	4,685,844
Foreign Government Agencies	—	2,112,435	—	2,112,435
U.S. Government Agencies	—	20,722,731	—	20,722,731
U.S. Government Treasuries	—	9,111,752	—	9,111,752
Municipals Bonds & Notes	—	271,197	—	271,197
Short-Term Investment Securities:
U.S. Government Agencies	—	3,299,880	—	3,299,880
U.S. Government Treasuries	—	3,054,672	—	3,054,672
Repurchase Agreement	—	7,759,000	—	7,759,000
Other Financial Instruments:@
Open Futures Contracts-Appreciation	31,112	—	—	31,112

Total	$90,987,734	$77,377,863	$—	$168,365,597

LIABILITIES:
Other Financial Instruments:@
Open Futures Contracts-Depreciation	$37,834	$—	$—	$37,834

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period. There were no material transfers between levels.

At the beginning and/or end of the reporting period, Level 3 investments in securities and other financial instruments were not considered a material portion of the Portfolio.

See Notes to Portfolio of Investments

SunAmerica Series Trust

MFS Total Return Portfolio

PORTFOLIO OF INVESTMENTS — April 30, 2012

(unaudited)

Security Description	Shares/ Principal Amount	Value (Note 1)

COMMON STOCK — 60.3%
Advertising Agencies — 0.6%
Omnicom Group, Inc.	80,860	$4,148,927

Aerospace/Defense — 1.9%
Lockheed Martin Corp.	112,530	10,188,466
Northrop Grumman Corp.	36,370	2,301,494

		12,489,960

Aerospace/Defense-Equipment — 1.3%
United Technologies Corp.	102,900	8,400,756

Applications Software — 0.3%
Check Point Software Technologies, Ltd.†	17,190	999,255
Microsoft Corp.	37,220	1,191,784

		2,191,039

Auto-Cars/Light Trucks — 0.1%
General Motors Co.†	32,910	756,930

Auto/Truck Parts & Equipment-Original — 0.7%
Delphi Automotive PLC†	40,040	1,228,828
Johnson Controls, Inc.	103,720	3,315,928

		4,544,756

Banks-Commercial — 0.1%
Zions Bancorporation	46,040	938,756

Banks-Fiduciary — 1.6%
Bank of New York Mellon Corp.	276,672	6,543,293
State Street Corp.	86,140	3,981,391

		10,524,684

Banks-Super Regional — 1.7%
PNC Financial Services Group, Inc.	42,560	2,822,579
SunTrust Banks, Inc.	44,300	1,075,604
Wells Fargo & Co.	228,900	7,652,127

		11,550,310

Beverages-Non-alcoholic — 0.5%
PepsiCo, Inc.	51,050	3,369,300

Beverages-Wine/Spirits — 0.9%
Diageo PLC	227,883	5,736,083

Cable/Satellite TV — 0.7%
Comcast Corp., Special Class A	152,560	4,550,865

Cellular Telecom — 0.8%
Vodafone Group PLC	1,864,960	5,160,427

Chemicals-Diversified — 2.0%
Air Products & Chemicals, Inc.	45,280	3,870,987
Bayer AG	13,080	921,278
Celanese Corp., Series A	29,110	1,410,671
E.I. du Pont de Nemours & Co.	32,640	1,744,934
PPG Industries, Inc.	50,810	5,347,245

		13,295,115

Coatings/Paint — 0.1%
Sherwin-Williams Co.	7,310	879,247

Commercial Services-Finance — 1.2%
Mastercard, Inc., Class A	2,980	1,347,765
Moody’s Corp.	23,480	961,506
Visa, Inc., Class A	17,570	2,160,758
Western Union Co.	175,640	3,228,263

		7,698,292

Computer Services — 1.5%
Accenture PLC, Class A	67,680	4,395,816
International Business Machines Corp.	26,830	5,555,956

		9,951,772

Computers — 0.3%
Hewlett-Packard Co.	88,340	2,187,298

Cosmetics & Toiletries — 0.6%
Procter & Gamble Co.	65,294	4,155,310

Data Processing/Management — 0.3%
Dun & Bradstreet Corp.	13,620	1,059,363
Fiserv, Inc.†	12,040	846,292

		1,905,655

Diversified Banking Institutions — 3.6%
Bank of America Corp.	282,670	2,292,454
Goldman Sachs Group, Inc.	65,620	7,556,143
JPMorgan Chase & Co.	324,980	13,967,640

		23,816,237

Diversified Manufacturing Operations — 2.5%
3M Co.	71,230	6,365,113
Danaher Corp.	131,580	7,134,267
Eaton Corp.	56,750	2,734,215

		16,233,595

Electric-Integrated — 1.3%
American Electric Power Co., Inc.	39,060	1,517,090
PG&E Corp.	58,670	2,592,041
PPL Corp.	85,080	2,326,938
Public Service Enterprise Group, Inc.	77,530	2,415,059

		8,851,128

Electronic Components-Semiconductors — 0.5%
Intel Corp.	71,830	2,039,972
Microchip Technology, Inc.	29,140	1,029,808

		3,069,780

Electronic Security Devices — 0.6%
Tyco International, Ltd.	70,660	3,966,146

Engineering/R&D Services — 0.2%
Fluor Corp.	21,930	1,266,458

Enterprise Software/Service — 1.0%
Oracle Corp.	215,020	6,319,438

Finance-Credit Card — 0.2%
American Express Co.	18,120	1,091,005

Food-Confectionery — 0.1%
J.M. Smucker Co.	9,190	731,800

Food-Misc./Diversified — 2.1%
Danone	46,555	3,275,362
General Mills, Inc.	114,550	4,454,849
Kellogg Co.	18,050	912,789
Nestle SA	88,083	5,395,708

		14,038,708

Food-Retail — 0.2%
Kroger Co.	44,130	1,026,905

Independent Power Producers — 0.1%
NRG Energy, Inc.†	40,790	693,430

Instruments-Controls — 1.0%
Honeywell International, Inc.	112,430	6,820,004

Instruments-Scientific — 0.6%
Thermo Fisher Scientific, Inc.	70,910	3,946,141

Insurance Brokers — 0.6%
Aon PLC	73,910	3,828,538

Insurance-Life/Health — 0.9%
Prudential Financial, Inc.	96,710	5,854,823

Insurance-Multi-line — 1.7%
ACE, Ltd.	68,860	5,231,294
MetLife, Inc.	169,930	6,122,578

		11,353,872

Insurance-Property/Casualty — 0.9%
Chubb Corp.	20,690	1,511,818
Travelers Cos., Inc.	73,080	4,700,506

		6,212,324

Investment Management/Advisor Services — 1.0%
BlackRock, Inc.	19,153	3,669,332
Franklin Resources, Inc.	24,860	3,120,178

		6,789,510

Medical Instruments — 0.8%
Medtronic, Inc.	61,510	2,349,682
St. Jude Medical, Inc.	75,820	2,935,750

		5,285,432

Medical Labs & Testing Services — 0.2%
Quest Diagnostics, Inc.	18,500	1,067,265

Medical Products — 0.7%
Becton, Dickinson and Co.	28,710	2,252,300
Covidien PLC	42,040	2,321,869

		4,574,169

Medical-Drugs — 4.1%
Abbott Laboratories	106,000	6,578,360
Johnson & Johnson	128,910	8,390,752
Merck & Co., Inc.	42,120	1,652,789
Pfizer, Inc.	424,035	9,723,122
Roche Holding AG	5,935	1,084,144

		27,429,167

Medical-HMO — 0.2%
Aetna, Inc.	22,200	977,688

Medical-Wholesale Drug Distribution — 0.2%
AmerisourceBergen Corp.	29,030	1,080,206

Metal Processors & Fabrication — 0.3%
Precision Castparts Corp.	9,370	1,652,587

Metal-Iron — 0.1%
Cliffs Natural Resources, Inc.	10,180	633,807

Multimedia — 1.6%
Viacom, Inc., Class B	104,440	4,844,971
Walt Disney Co.	134,480	5,797,433

		10,642,404

Networking Products — 0.4%
Cisco Systems, Inc.	146,550	2,952,982

Oil & Gas Drilling — 0.3%
Transocean, Ltd.	40,990	2,065,486

Oil Companies-Exploration & Production — 2.6%
Anadarko Petroleum Corp.	19,370	1,418,078
Apache Corp.	53,260	5,109,764
EOG Resources, Inc.	10,030	1,101,394
EQT Corp.	22,440	1,117,961
Noble Energy, Inc.	30,670	3,046,144
Occidental Petroleum Corp.	59,720	5,447,659

		17,241,000

Oil Companies-Integrated — 3.0%
Chevron Corp.	71,421	7,610,621
Exxon Mobil Corp.	128,126	11,062,399
Hess Corp.	21,570	1,124,660

		19,797,680

Oil-Field Services — 0.1%
Schlumberger, Ltd.	12,230	906,732

Pipelines — 0.3%
Williams Cos., Inc.	66,730	2,270,822

Retail-Auto Parts — 0.2%
Advance Auto Parts, Inc.	16,860	1,547,748

Retail-Discount — 0.9%
Target Corp.	97,220	5,632,927

Retail-Drug Store — 1.0%
CVS Caremark Corp.	91,648	4,089,334
Walgreen Co.	65,830	2,308,000

		6,397,334

Retail-Office Supplies — 0.3%
Staples, Inc.	121,580	1,872,332

Retail-Regional Department Stores — 0.4%
Kohl’s Corp.	51,420	2,577,685

Semiconductor Equipment — 0.2%
ASML Holding NV	26,104	1,331,043

Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.†	6,255	246,760

Soap & Cleaning Preparation — 0.2%
Reckitt Benckiser Group PLC	18,966	1,104,076

Telephone-Integrated — 1.4%
AT&T, Inc.	245,890	8,092,240
CenturyLink, Inc.	28,445	1,096,839

		9,189,079

Tobacco — 2.8%
Altria Group, Inc.	47,670	1,535,451
Lorillard, Inc.	17,360	2,348,634
Philip Morris International, Inc.	163,170	14,605,347
Reynolds American, Inc.	6,910	282,135

		18,771,567

Tools-Hand Held — 0.5%
Stanley Black & Decker, Inc.	45,024	3,293,956

Toys — 0.4%
Hasbro, Inc.	69,900	2,568,126

Transport-Rail — 0.3%
Canadian National Railway Co.	15,030	1,281,759
Union Pacific Corp.	7,330	824,185

		2,105,944

Transport-Services — 0.5%
United Parcel Service, Inc., Class B	42,210	3,298,289

Total Common Stock (cost $314,952,518)		398,859,617

CONVERTIBLE PREFERRED STOCK — 0.2%

Auto-Cars/Light Trucks — 0.1%
General Motors Co., Series B 4.75%	22,620	883,085

Electric-Integrated — 0.1%
PPL Corp. 9.50%	6,710	358,247

Total CONVERTIBLE PREFERRED STOCK (cost $1,466,500)		1,241,332

ASSET BACKED SECURITIES — 2.1%

Diversified Financial Services — 2.1%
Anthracite CDO I, Ltd. FRS Series 2002, Class CIBA 0.69% due 05/24/17*(1)	$490,464	475,750

Bayview Financial Revolving Mtg. Loan Trust FRS Series 2005-E, Class M1 1.84% due 12/28/40*(2)	577,608	322,606
Capital Trust Re CDO, Ltd. Series 2005-3A, Class A2 5.16% due 06/25/35*(1)	750,329	754,081
Citigroup Commercial Mtg. Trust VRS Series 2007-C6, Class A4 5.70% due 06/10/17(3)	700,000	803,700
Citigroup/Deutsche Bank Commercial Mtg. Trust Series 2007-CD4, Class A4 5.32% due 03/11/12(3)	500,000	553,994
Credit Suisse Mtg. Capital Certs. VRS Series 2007-C5, Class A4 5.70% due 09/15/40(3)	1,116,407	1,222,277
FHLMC Multifamily Structured Pass Through Certs. Series K705, Class A2 2.30% due 09/25/18(4)	107,530	110,087
FHLMC Multifamily Structured Pass Through Certs. Series K704, Class A2 2.41% due 08/25/18(4)	279,000	287,392
FHLMC Multifamily Structured Pass Through Certs. Series K702, Class A2 3.15% due 02/25/18(4)	71,000	76,012
FHLMC Multifamily Structured Pass Through Certs. Series K009, Class A2 3.81% due 08/25/20(4)	647,000	710,432
FHLMC Multifamily Structured Pass Through Certs. VRS Series K701, Class A2 3.88% due 11/25/17(4)	197,389	218,175
FHLMC Multifamily Structured Pass Through Certs. Series K003, Class A5 5.09% due 03/25/19(4)	793,000	921,072
GMAC Mtg. Corp. Loan Trust VRS Series 2006-HE3, Class A3 5.81% due 10/25/36	371,206	242,119
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class AM 5.48% due 03/10/39(3)	1,725,000	1,676,778
JP Morgan Chase Commercial Mtg. Securities Corp. Series 2005-LDP2, Class AM 4.78% due 07/15/42(3)	765,000	815,212
JP Morgan Chase Commercial Mtg. Securities Corp. VRS Series 2005-CB12, Class AM 4.95% due 09/12/37(3)	800,000	849,033
JP Morgan Chase Commercial Mtg. Securities Corp. VRS Series 2004-C2, Class A3 5.39% due 05/15/41(3)	192,837	205,863
JP Morgan Chase Commercial Mtg. Securities Corp. VRS Series 2006-LDP6, Class A4 5.48% due 04/15/43(3)	170,000	190,375
JP Morgan Chase Commercial Mtg. Securities Corp. VRS Series 2007-LD12, Class A3 6.18% due 02/15/51(3)	600,000	641,788
Merrill Lynch/Countrywide Commercial Mtg. Trust VRS Series 2007-7, Class A4 5.75% due 06/12/50(3)	1,323,511	1,430,878
Morgan Stanley Capital I VRS Series 1998-HF2, Class X 1.18% due 11/15/30*(3)(5)	1,853,175	46,283
RAAC Series VRS Series 2004-SP3, Class AI3 4.97% due 09/25/34(4)	140,075	140,617
Residential Funding Mtg. Securities II, Inc. VRS Series 2005-HS2, Class AI3 5.32% due 12/25/35	669,000	380,803
Spirit Master Funding LLC Pass Through Series 2005-1, Class A1 5.05% due 07/20/23*(2)(3)	588,177	550,357

Total Asset Backed Securities (cost $13,631,228)		13,625,684

U.S. CORPORATE BONDS & NOTES — 6.1%

Aerospace/Defense — 0.1%
BAE Systems Holdings, Inc. Company Guar. Notes 5.20% due 08/15/15*	444,000	485,541

Banks-Fiduciary — 0.1%
UBS Preferred Funding Trust V FRS Jr. Sub. Bonds 6.24% due 05/15/16(6)	690,000	641,700

Banks-Super Regional — 0.4%
Capital One Financial Corp. Sub. Notes 6.15% due 09/01/16	720,000	795,936
PNC Funding Corp. Bank Guar. Notes 5.63% due 02/01/17	600,000	668,829
Wachovia Corp. Sub. Notes 5.25% due 08/01/14	565,000	607,518
Wells Fargo & Co. Senior Notes 2.10% due 05/08/17	620,000	619,380

		2,691,663

Brewery — 0.2%
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 8.00% due 11/15/39	660,000	1,027,025
Molson Coors Brewing Co. Company Guar. Notes 5.00% due 05/01/42	219,000	223,501

		1,250,526

Cable/Satellite TV — 0.2%
Cox Communications, Inc. Notes 4.63% due 06/01/13	708,000	737,610

DIRECTV Holdings LLC / DIRECTV Financing Co, Inc. Company Guar. Notes 4.60% due 02/15/21	800,000	855,701

		1,593,311

Cellular Telecom — 0.1%
Crown Castle Towers LLC Senior Sec. Notes 4.88% due 08/15/40*	240,000	254,572
Crown Castle Towers LLC Senior Sec. Notes 6.11% due 01/15/40*	454,000	518,455

		773,027

Chemicals-Specialty — 0.0%
Ecolab, Inc. Senior Notes 5.50% due 12/08/41	100,000	114,842

Diversified Banking Institutions — 0.7%
Bank of America Corp. Senior Notes 7.38% due 05/15/14	325,000	352,223
Bank of America Corp. Senior Notes 7.63% due 06/01/19	460,000	530,174
Citigroup, Inc. Sub. Notes 5.00% due 09/15/14	598,000	618,427
Goldman Sachs Group, Inc. Sub. Notes 5.63% due 01/15/17	772,000	807,336
JPMorgan Chase & Co. Senior Notes 6.30% due 04/23/19	770,000	901,575
JPMorgan Chase Capital XXII Limited Guar. Notes 6.45% due 02/02/37	356,000	356,000
Morgan Stanley Senior Notes 6.63% due 04/01/18	720,000	752,576

		4,318,311

Diversified Financial Services — 0.1%
General Electric Capital Corp. Senior Notes 5.45% due 01/15/13	203,000	209,963
ZFS Finance USA Trust V FRS Jr. Sub. Bonds 6.50% due 05/09/37*	474,000	462,150

		672,113

Electric-Generation — 0.2%
Bruce Mansfield Unit 1 Pass Through Certs. Series 2001-2 6.85% due 06/01/34(2)	1,090,912	1,172,730

Electric-Integrated — 0.2%
Entergy Louisiana LLC Senior Sec. Bonds 8.09% due 01/02/17	108,641	109,792
MidAmerican Funding LLC Senior Sec. Notes 6.93% due 03/01/29	166,000	216,447
Progress Energy, Inc. Senior Notes 3.15% due 04/01/22	672,000	671,119
PSEG Power LLC Company Guar. Notes 5.32% due 09/15/16	414,000	465,448
System Energy Resources, Inc. Sec. Bonds 5.13% due 01/15/14*(2)	119,425	119,164

		1,581,970

Electric-Transmission — 0.2%
Oncor Electric Delivery Co. LLC Senior Sec. Notes 7.00% due 09/01/22	985,000	1,203,449

Finance-Auto Loans — 0.2%
Toyota Motor Credit Corp. Senior Notes 3.20% due 06/17/15	390,000	415,587
Toyota Motor Credit Corp. Senior Notes 3.40% due 09/15/21	550,000	575,393

		990,980

Finance-Credit Card — 0.1%
American Express Co. Senior Notes 5.50% due 09/12/16	710,000	808,715

Finance-Investment Banker/Broker — 0.1%
JPMorgan Chase Capital XXVII Company Guar. Jr. Bonds 7.00% due 11/01/39	94,000	94,705
Merrill Lynch & Co., Inc. Senior Sec. Notes 6.15% due 04/25/13	720,000	749,193

		843,898

Food-Retail — 0.1%
Kroger Co. Company Guar. Notes 5.00% due 04/15/13	342,000	355,292

Hotel/Motels — 0.0%
Wyndham Worldwide Corp. Senior Notes 6.00% due 12/01/16	5,000	5,612

Insurance-Life/Health — 0.1%
Prudential Financial, Inc. Senior Notes 6.63% due 06/21/40	270,000	317,152

Insurance-Multi-line — 0.1%
Metropolitan Life Global Funding I Senior Sec. Notes 5.13% due 04/10/13*	340,000	353,744
Metropolitan Life Global Funding I Senior Sec. Notes 5.13% due 06/10/14*	290,000	313,171

		666,915

Insurance-Property/Casualty — 0.1%
Chubb Corp. FRS Jr. Sub. Notes 6.38% due 03/29/67	940,000	962,325

Machine Tools & Related Products — 0.1%
Kennametal, Inc. Senior Notes 7.20% due 06/15/12(2)	710,000	715,182

Medical Labs & Testing Services — 0.2%
Roche Holdings, Inc. Company Guar. Notes 6.00% due 03/01/19*	848,000	1,053,961

Medical Products — 0.2%
CareFusion Corp. Senior Notes 6.38% due 08/01/19	720,000	851,653
Hospira, Inc. Senior Notes 6.05% due 03/30/17	555,000	624,665

		1,476,318

Multimedia — 0.3%
News America Holdings, Inc. Company Guar. Debentures 8.50% due 02/23/25	664,000	873,196
Time Warner Entertainment Co. LP Company Guar. Notes 8.38% due 07/15/33	700,000	938,253

		1,811,449

Oil Companies-Exploration & Production — 0.1%
Apache Corp. Senior Notes 3.25% due 04/15/22	263,000	271,524
Apache Corp. Senior Notes 4.75% due 04/15/43	200,000	213,106

		484,630

Oil Companies-Integrated — 0.0%
Hess Corp. Senior Notes 8.13% due 02/15/19	190,000	246,976

Pharmacy Services — 0.1%
Express Scripts Holding Co. Company Guar. Notes 2.65% due 02/15/17*	800,000	814,382

Pipelines — 0.3%
Duke Capital Corp. Company Guar. Notes 8.00% due 10/01/19	708,000	911,425
Enterprise Products Operating LLC Company Guar. Senior Notes 6.50% due 01/31/19	565,000	685,048
Kinder Morgan Energy Partners LP Senior Notes 7.40% due 03/15/31	110,000	129,328
Kinder Morgan Energy Partners LP Senior Bonds 7.75% due 03/15/32	212,000	258,960

		1,984,761

Property Trust — 0.1%
WEA Finance LLC Company Guar. Notes 4.63% due 05/10/21*	620,000	642,673
WEA Finance LLC Company Guar. Notes 6.75% due 09/02/19*	233,000	273,105

		915,778

Real Estate Investment Trusts — 0.6%
Boston Properties LP Senior Notes 5.00% due 06/01/15	147,000	161,122
ERP Operating LP Bonds 4.63% due 12/15/21	553,000	590,246
ERP Operating LP Senior Notes 5.38% due 08/01/16	160,000	179,018
HCP, Inc. Senior Notes 5.38% due 02/01/21	460,000	506,791
HRPT Properties Trust Senior Notes 6.25% due 08/15/16	988,000	1,048,122
Kimco Realty Corp. Senior Notes 6.00% due 11/30/12	750,000	768,530
Simon Property Group LP Senior Notes 5.88% due 03/01/17	673,000	776,960

		4,030,789

Rental Auto/Equipment — 0.1%
ERAC USA Finance LLC Company Guar. Notes 7.00% due 10/15/37*	711,000	828,060

Retail-Apparel/Shoe — 0.0%
Limited Brands, Inc. Senior Notes 5.25% due 11/01/14	222,000	235,875

Retail-Building Products — 0.0%
Home Depot, Inc. Senior Bonds 5.95% due 04/01/41	173,000	212,724

Retail-Discount — 0.3%
Wal-Mart Stores, Inc. Senior Notes 5.25% due 09/01/35	1,503,000	1,726,637

Retail-Drug Store — 0.1%
CVS Caremark Corp. Senior Notes 6.13% due 08/15/16	610,000	717,140

Telephone-Integrated — 0.2%
AT&T, Inc. Senior Notes 5.55% due 08/15/41	869,000	991,981

Television — 0.1%
Hearst-Argyle Television, Inc. Debentures 7.50% due 11/15/27	800,000	565,852

Total U.S. CORPORATE BONDS & NOTES (cost $36,875,519)		40,262,567

FOREIGN CORPORATE BONDS & NOTES — 3.7%

Auto-Cars/Light Trucks — 0.1%
Volkswagen International Finance NV Company Guar. Notes 2.38% due 03/22/17*	532,000	538,235

Banks-Commercial — 0.9%
Banco Bradesco SA Sub. Notes 6.75% due 09/29/19*	392,000	429,828
BPCE SA FRS Sub. Notes 12.50% due 09/30/19*(6)	884,000	927,961

Commonwealth Bank of Australia Senior Notes 5.00% due 10/15/19*	460,000	504,424
Credit Suisse New York Senior Notes 5.50% due 05/01/14	940,000	1,010,293
ING Bank NV Notes 3.75% due 03/07/17*	900,000	889,059
ING Bank NV Government Guar. Notes 3.90% due 03/19/14*	830,000	874,724
Nordea Bank AB Senior Notes 4.88% due 01/14/21*(2)	470,000	509,088
Santander US Debt SA Unipersonal Bank Guar. Notes 3.78% due 10/07/15*	300,000	287,821
Svenska Handelsbanken AB Senior Notes 4.88% due 06/10/14*	600,000	636,729

		6,069,927

Banks-Money Center — 0.2%
ABN Amro Bank NV FRS Senior Notes 2.24% due 01/30/14*	1,270,000	1,269,351

Banks-Mortgage — 0.1%
Achmea Hypotheekbank NV Government Guar. Notes 3.20% due 11/03/14*	347,000	362,875

Banks-Special Purpose — 0.1%
Kreditanstalt fuer Wiederaufbau Government Guar. Notes 4.88% due 06/17/19	840,000	1,003,862

Cellular Telecom — 0.2%
Rogers Communications, Inc. Company Guar. Notes 6.80% due 08/15/18	982,000	1,225,361

Diversified Banking Institutions — 0.3%
BNP Paribas SA FRS Jr. Sub. Notes 7.20% due 06/25/37*(6)	400,000	344,000
HSBC Holdings PLC Senior Notes 5.10% due 04/05/21	423,000	465,783
Royal Bank of Scotland PLC Government Guar. Notes 2.63% due 05/11/12*	1,480,000	1,480,000

		2,289,783

Diversified Financial Services — 0.1%
Irish Life & Permanent PLC Government Guar. Notes 3.60% due 01/14/13*	1,000,000	958,823

Diversified Minerals — 0.1%
Vale Overseas, Ltd. Company Guar. Senior Notes 4.63% due 09/15/20	189,000	200,148
Vale Overseas, Ltd. Company Guar. Notes 6.88% due 11/10/39	149,000	178,867

		379,015

Electric-Integrated — 0.1%
Enel Finance International NV Company Guar. Notes 6.25% due 09/15/17*	636,000	672,125

Machinery-Construction & Mining — 0.2%
Atlas Copco AB Senior Bonds 5.60% due 05/22/17*	900,000	1,035,752

Medical-Generic Drugs — 0.1%
Teva Pharmaceutical Finance IV BV Company Guar. Notes 3.65% due 11/10/21	780,000	808,280

Non-Ferrous Metals — 0.0%
Codelco, Inc. Senior Notes 3.75% due 11/04/20*	260,000	270,867

Oil Companies-Exploration & Production — 0.2%
CNOOC Finance 2012, Ltd. Company Guar. Notes 3.88% due 05/02/22*(2)	630,000	630,518
Ras Laffan Liquefied Natural Gas Co., Ltd. III Company Guar. Senior Notes 5.83% due 09/30/16*	376,883	405,149

		1,035,667

Oil Companies-Integrated — 0.7%
BP Capital Markets PLC Company Guar. Notes 4.50% due 10/01/20	193,000	214,451
BP Capital Markets PLC Company Guar. Notes 4.74% due 03/11/21	527,000	599,009
Husky Energy, Inc. Senior Notes 5.90% due 06/15/14	500,000	548,941
Husky Energy, Inc. Senior Notes 7.25% due 12/15/19	512,000	634,922
Petro-Canada Senior Notes 6.05% due 05/15/18	1,075,000	1,293,424
Petrobras International Finance Co. Company Guar. Notes 5.38% due 01/27/21	237,000	259,617
Petrobras International Finance Co. Company Guar. Notes 6.75% due 01/27/41	173,000	207,770
Petroleos Mexicanos Company Guar. Notes 8.00% due 05/03/19	491,000	623,570

		4,381,704

Steel-Producers — 0.1%
ArcelorMittal Senior Notes 5.25% due 08/05/20	390,000	384,962
ArcelorMittal Senior Notes 9.85% due 06/01/19	382,000	461,726

		846,688

SupraNational Banks — 0.1%
Asian Development Bank Senior Notes 1.13% due 03/15/17	353,000	355,743

Asian Development Bank Senior Notes 2.75% due 05/21/14	620,000	649,522

		1,005,265

Telephone-Integrated — 0.1%
Telecom Italia Capital SA Company Guar. Notes 5.25% due 11/15/13	343,000	349,003

Total Foreign Corporate Bonds & Notes (cost $22,937,129)		24,502,583

FOREIGN GOVERNMENT AGENCIES — 0.6%

Sovereign — 0.6%
AID-Egypt Government Guar. Notes 4.45% due 09/15/15	785,000	882,215
Republic of Peru Senior Bonds 7.35% due 07/21/25	102,000	141,270
Russian Federation Senior Bonds 3.63% due 04/29/15*(2)	1,400,000	1,459,500
Societe Financement de l’Economie Francaise Government Guar. Notes 3.38% due 05/05/14*	468,000	487,113
United Mexican States Senior Notes 4.75% due 03/08/44	849,000	872,772

Total Foreign Government Agencies (cost $3,588,907)		3,842,870

U.S. GOVERNMENT AGENCIES — 12.7%

Federal Home Loan Mtg. Corp. — 3.5%
3.50% due 02/01/42	693,570	721,191
3.50% due 03/01/42	636,028	659,966
4.00% due 11/01/40	1,715,347	1,812,673
4.00% due 01/01/41	1,934,546	2,044,309
4.50% due 08/01/18	231,924	249,328
4.50% due 11/01/18	393,730	423,276
4.50% due 01/01/19	106,313	114,291
4.50% due 03/01/19	29,651	31,606
4.50% due 08/01/19	19,059	20,477
4.50% due 02/01/20	37,841	40,657
4.50% due 08/01/24	973,063	1,040,153
4.50% due 04/01/35	301,753	322,886
4.63% due 10/25/12	2,500,000	2,554,002
5.00% due 03/01/18	133,917	144,911
5.00% due 05/01/18	61,661	66,722
5.00% due 09/01/18	114,012	124,049
5.00% due 02/01/19	243,507	263,725
5.00% due 09/01/33	564,417	611,544
5.00% due 03/01/34	191,819	212,570
5.00% due 04/01/34	103,491	112,100
5.00% due 08/01/35	160,581	173,839
5.00% due 10/01/35	509,542	559,598
5.00% due 11/01/35	1,332,285	1,442,276
5.00% due 12/01/36	229,586	248,540
5.00% due 07/01/39	1,452,770	1,571,801
5.50% due 01/01/19	210,294	230,323
5.50% due 04/01/19	18,122	19,848
5.50% due 06/01/19	10,240	11,215
5.50% due 07/01/19	62,578	68,538
5.50% due 10/01/24	129,210	142,136
5.50% due 06/01/25	201,303	221,189
5.50% due 07/01/25	106,875	117,433
5.50% due 08/01/25	169,094	185,799
5.50% due 09/01/25	104,937	115,304
5.50% due 12/01/33	200,166	223,318
5.50% due 01/01/34	480,234	527,376
5.50% due 04/01/34	86,538	96,006
5.50% due 11/01/34	53,194	58,516
5.50% due 05/01/35	44,049	48,456
5.50% due 09/01/35	98,512	108,367
5.50% due 10/01/35	122,552	134,888
6.00% due 04/01/16	7,763	8,429
6.00% due 04/01/17	36,751	39,908
6.00% due 07/01/17	22,825	24,786
6.00% due 10/01/17	27,365	29,716
6.00% due 08/01/19	124,707	135,587
6.00% due 09/01/19	25,835	28,054
6.00% due 11/01/19	55,087	60,008
6.00% due 05/01/21	38,911	42,387
6.00% due 10/01/21	126,302	137,586
6.00% due 02/01/23	192,896	213,851
6.00% due 12/01/25	74,068	82,161
6.00% due 02/01/26	64,548	71,600
6.00% due 04/01/34	82,727	92,627
6.00% due 07/01/34	247,431	276,099
6.00% due 08/01/34	558,095	624,073
6.00% due 09/01/34	75,497	84,322
6.00% due 07/01/35	146,304	162,289
6.00% due 08/01/35	119,979	133,087
6.00% due 11/01/35	311,055	346,693
6.00% due 03/01/36	117,761	131,252
6.00% due 07/01/36	71,957	80,548
6.00% due 10/01/36	222,562	248,200
6.00% due 01/01/37	220,854	246,158
6.00% due 03/01/37	180,305	200,963
6.00% due 05/01/37	350,787	390,977
6.00% due 06/01/37	323,058	359,717
6.50% due 05/01/34	51,354	58,779
6.50% due 06/01/34	68,401	78,034
6.50% due 08/01/34	313,612	358,950
6.50% due 10/01/34	125,099	143,185
6.50% due 11/01/34	5,051	5,767
6.50% due 05/01/37	128,882	146,427
6.50% due 07/01/37	153,660	173,738

		23,091,160

Federal National Mtg. Assoc. — 6.6%
3.00% due 03/01/27	157,453	164,638
3.00% due May TBA	933,000	973,527
3.50% due 11/01/41	104,873	109,214
3.50% due 01/01/42	826,835	861,518
3.50% due 02/01/42	641,617	667,069
3.80% due 02/01/18	88,596	96,884
3.85% due 07/01/18	104,191	114,574
4.00% due 09/01/40	265,383	280,979
4.01% due 08/01/13	76,734	78,489
4.02% due 08/01/13	212,770	218,266
4.50% due 04/01/18	128,668	138,811
4.50% due 06/01/18	182,100	196,455
4.50% due 07/01/18	80,442	86,783
4.50% due 03/01/19	124,116	133,823
4.50% due 04/01/20	211,611	228,161
4.50% due 05/01/20	50,957	54,910
4.50% due 07/01/20	61,754	66,583
4.50% due 08/01/33	646,036	693,921
4.50% due 02/01/35	134,452	144,334
4.50% due 09/01/35	157,128	168,406

4.50% due 02/01/41	442,855	479,832
4.50% due 04/01/41	547,097	592,777
4.56% due 05/01/14	314,198	330,764
4.60% due 09/01/19	84,000	95,661
4.63% due 04/01/14	190,837	200,375
4.72% due 12/01/12	446,669	446,466
4.77% due 04/01/13	45,931	46,503
4.84% due 08/01/14	511,772	543,365
4.87% due 02/01/14	285,943	295,005
4.88% due 03/01/20	118,649	132,665
4.94% due 08/01/15	200,000	218,293
5.00% due 02/01/18	543,829	591,386
5.00% due 12/01/18	292,473	318,049
5.00% due 07/01/19	129,232	141,300
5.00% due 11/01/19	158,913	173,257
5.00% due 03/01/20	63,310	69,223
5.00% due 07/01/20	74,557	81,519
5.00% due 08/01/20	52,031	56,890
5.00% due 12/01/20	208,154	226,390
5.00% due 11/01/33	278,047	302,392
5.00% due 03/01/34	239,579	260,556
5.00% due 05/01/34	103,152	112,184
5.00% due 08/01/34	110,822	120,525
5.00% due 09/01/34	284,643	309,566
5.00% due 01/01/35	252,542	274,654
5.00% due 06/01/35	474,428	515,820
5.00% due 07/01/35	1,050,599	1,142,357
5.00% due 08/01/35	220,839	240,107
5.00% due 09/01/35	169,498	184,286
5.00% due 10/01/35	966,213	1,050,511
5.00% due 08/01/36	225,638	245,324
5.00% due 10/01/39	257,637	280,276
5.00% due 11/01/39	322,264	355,909
5.00% due 11/01/40	184,161	202,818
5.00% due 01/01/41	77,733	85,608
5.00% due 03/01/41	121,424	133,726
5.27% due 12/01/16	324,517	359,440
5.37% due 02/01/13	273,970	278,766
5.37% due 05/01/18	510,000	579,568
5.50% due 11/01/17	142,735	155,136
5.50% due 01/01/18	265,584	290,551
5.50% due 02/01/18	132,099	144,049
5.50% due 07/01/19	199,075	219,449
5.50% due 08/01/19	50,959	56,179
5.50% due 09/01/19	219,446	241,791
5.50% due 01/01/21	153,258	168,958
5.50% due 03/01/21	53,434	58,908
5.50% due 05/01/22	73,572	81,038
5.50% due 02/01/33	292,615	322,574
5.50% due 06/01/33	365,810	403,262
5.50% due 07/01/33	1,384,648	1,526,412
5.50% due 11/01/33	418,415	461,254
5.50% due 12/01/33	67,468	74,565
5.50% due 01/01/34	294,453	324,955
5.50% due 02/01/34	587,971	648,732
5.50% due 03/01/34	76,092	85,190
5.50% due 04/01/34	124,591	137,618
5.50% due 05/01/34	623,858	693,849
5.50% due 06/01/34	35,512	39,169
5.50% due 07/01/34	650,442	717,632
5.50% due 09/01/34	1,063,472	1,173,707
5.50% due 10/01/34	1,660,750	1,833,377
5.50% due 11/01/34	1,618,482	1,786,716
5.50% due 12/01/34	783,573	865,021
5.50% due 01/01/35	1,010,132	1,115,131
5.50% due 04/01/35	124,646	137,603
5.50% due 09/01/35	477,363	527,579
5.50% due 01/01/36	108,388	119,146
5.50% due 06/01/36	215,620	240,189
5.50% due 03/01/37	203,649	226,854
5.72% due 07/01/16	182,665	208,079
6.00% due 01/01/17	22,721	24,884
6.00% due 02/01/17	131,557	144,081
6.00% due 08/01/17	91,101	99,774
6.00% due 03/01/18	29,285	32,073
6.00% due 11/01/18	225,389	246,846
6.00% due 01/01/21	71,199	78,077
6.00% due 05/01/21	37,301	40,908
6.00% due 07/01/21	163,671	179,491
6.00% due 11/01/25	76,198	84,535
6.00% due 04/01/34	471,912	529,002
6.00% due 05/01/34	215,305	241,156
6.00% due 06/01/34	946,017	1,061,027
6.00% due 07/01/34	482,216	540,216
6.00% due 08/01/34	468,298	524,717
6.00% due 10/01/34	577,372	646,919
6.00% due 11/01/34	61,027	68,409
6.00% due 12/01/34	36,680	40,986
6.00% due 08/01/35	121,101	135,317
6.00% due 09/01/35	335,349	374,766
6.00% due 10/01/35	214,870	240,900
6.00% due 11/01/35	63,310	70,534
6.00% due 12/01/35	584,909	654,378
6.00% due 02/01/36	349,440	390,405
6.00% due 03/01/36	63,182	70,549
6.00% due 04/01/36	178,173	198,934
6.00% due 06/01/36	132,353	147,829
6.00% due 12/01/36	127,769	142,535
6.00% due 07/01/37	294,547	328,562
6.50% due 06/01/31	112,220	128,568
6.50% due 07/01/31	34,724	39,845
6.50% due 09/01/31	138,097	158,215
6.50% due 02/01/32	39,095	44,791
6.50% due 07/01/32	294,392	337,389
6.50% due 08/01/32	219,467	251,440
6.50% due 01/01/33	133,272	152,688
6.50% due 04/01/34	36,448	41,565
6.50% due 06/01/34	49,010	55,890
6.50% due 08/01/34	213,730	244,015
6.50% due 05/01/36	149,428	170,076
6.50% due 01/01/37	100,506	113,954
6.50% due 02/01/37	460,738	523,670
6.50% due 05/01/37	229,912	261,467
6.50% due 07/01/37	193,726	220,314
7.50% due 02/01/30	17,389	21,102
7.50% due 03/01/31	62,277	75,877
7.50% due 02/01/32	34,223	41,828
Federal National Mtg. Assoc. ACES Series 2011-M7, Class A2 2.58% due 09/25/18(4)	412,000	427,080

		43,283,715

Government National Mtg. Assoc. — 2.2%
3.50% due 12/15/41	301,161	317,763
3.50% due 02/15/42	211,271	223,083
3.50% due May TBA	637,000	670,542
4.00% due 01/20/41	1,941,603	2,106,981
4.50% due 07/20/33	34,030	37,596
4.50% due 09/20/33	249,329	274,985
4.50% due 12/20/34	133,222	146,930
4.50% due 11/15/39	799,123	874,985
4.50% due 03/15/40	449,149	500,700
4.50% due 04/15/40	858,077	939,524
4.50% due 06/15/40	270,233	298,547
4.50% due 01/20/41	503,585	553,201

4.50% due 11/20/41	705,422	774,924
5.00% due 07/20/33	54,452	60,682
5.00% due 06/15/34	216,314	240,543
5.00% due 10/15/34	111,654	124,350
5.00% due 05/15/39	1,170,208	1,297,994
5.00% due 11/20/41	1,474,414	1,635,044
5.50% due 11/15/32	226,794	254,962
5.50% due 05/15/33	1,127,254	1,265,145
5.50% due 08/15/33	75,992	85,288
5.50% due 12/15/33	274,799	308,715
5.50% due 09/15/34	103,174	115,506
5.50% due 10/15/35	11,464	12,828
6.00% due 09/15/32	256,154	291,210
6.00% due 04/15/33	266,533	302,176
6.00% due 02/15/34	163,169	185,652
6.00% due 07/15/34	123,406	140,410
6.00% due 09/15/34	105,341	119,231
6.00% due 01/20/35	61,587	69,742
6.00% due 02/20/35	85,617	96,953
6.00% due 04/20/35	46,234	52,354
6.00% due 01/15/38	382,683	435,414

		14,813,960

Small Business Administration — 0.3%
Series 2003-20G, Class 1 4.35% due 07/01/23	74,655	80,898
Series 2004-20D, Class 1 4.77% due 04/01/24	206,336	226,388
Series 2005-20C, Class 1 4.95% due 03/01/25	509,318	563,150
Series 2004-20I, Class 1 4.99% due 09/01/24	319,890	353,010
Series 2004-20E, Class 1 5.18% due 05/01/24	376,703	416,043
Series 2004-20F, Class 1 5.52% due 06/01/24	534,286	601,112

		2,240,601

Sovereign Agency — 0.1%
Financing Corp. Senior Sec. Bonds 9.65% due 11/02/18	235,000	349,511

Total U.S. Government Agencies (cost $77,900,634)		83,778,947

U.S. GOVERNMENT TREASURIES — 12.9%

United States Treasury Bonds — 3.1%
4.50% due 08/15/39	9,263,400	11,835,439
5.00% due 05/15/37	2,704,000	3,690,960
5.25% due 02/15/29	789,000	1,071,190
5.38% due 02/15/31	439,000	613,091
6.00% due 02/15/26	1,143,000	1,626,096
6.25% due 08/15/23	611,000	867,811
6.75% due 08/15/26	377,000	574,041
8.00% due 11/15/21	318,000	492,502

		20,771,130

United States Treasury Notes — 9.8%
0.50% due 08/15/14	2,489,000	2,499,889
1.38% due 01/15/13	1,222,000	1,232,262
1.50% due 12/31/13	2,374,000	2,422,871
1.88% due 04/30/14	9,363,000	9,659,255
2.00% due 11/30/13	1,361,000	1,398,428
2.13% due 05/31/15	18,374,000	19,332,902
2.63% due 02/29/16	505,000	544,138
2.75% due 10/31/13	976,000	1,012,410
3.13% due 05/15/19	5,832,000	6,548,700
3.50% due 05/31/13	1,900,000	1,967,317
3.50% due 05/15/20	5,350,000	6,147,904
3.75% due 11/15/18	6,163,000	7,167,378
3.88% due 02/15/13	462,000	475,445
4.13% due 05/15/15	1,220,000	1,356,106
4.75% due 05/15/14	829,000	904,063
8.50% due 02/15/20	1,341,000	2,040,730

		64,709,798

Total U.S. Government Treasuries (cost $80,276,883)		85,480,928

MUNICIPAL BONDS & NOTES — 0.1%
New Jersey State Turnpike Authority Revenue Bonds 7.41% due 01/01/40 (cost $702,617)	675,000	968,692

Total Long-Term Investment Securities (cost $552,331,935)		652,563,220

SHORT-TERM INVESTMENT SECURITIES — 1.5%
Commercial Paper — 1.5%
HSBC Americas, Inc. 0.10% due 05/01/12 (cost $10,038,000)	10,038,000	10,038,000

TOTAL INVESTMENTS (cost $562,369,935)(7)	100.2%	662,601,220
Liabilities in excess of other assets	(0.2)	(1,130,932)

NET ASSETS	100.0%	$661,470,288

†	Non-income producing security
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2012, the aggregate value of these securities was $23,241,997 representing 3.5% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
(1)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 1.
(2)	Illiquid security. At April 30, 2012, the aggregate value of these securities was $5,479,145 representing 0.8% of net assets.
(3)	Commercial Mortgage Backed Security
(4)	Collateralized Mortgage Obligation
(5)	Interest Only
(6)	Perpetual maturity—maturity date reflects the next call date.
(7)	See Note 4 for cost of investments on a tax basis.
TBA	— Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement date.
ACES	— Alternative Credit Enhancement Structure
FRS	— Floating Rate Security
VRS	— Variable Rate Security

The rates shown on FRS and VRS are the current interest rates at April 30, 2012 and unless noted otherwise, the dates shown are the original maturity dates.

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2012 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock	$398,859,617	$—	$—	$398,859,617
Convertible Preferred Stock	1,241,332	—	—	1,241,332
Asset Backed Securities	—	11,845,496	1,780,188	13,625,684
U.S. Corporate Bonds & Notes	—	39,089,837	1,172,730	40,262,567
Foreign Corporate Bonds & Notes	—	24,502,583	—	24,502,583
Foreign Government Agencies	—	3,842,870	—	3,842,870
U.S. Government Agencies	—	83,778,947	—	83,778,947
U.S. Government Treasuries	—	85,480,928	—	85,480,928
Municipal Bonds & Notes	—	968,692	—	968,692
Short-Term Investment Securities:
Commercial Paper		10,038,000		10,038,000

Total	$400,100,949	$259,547,353	$2,952,918	$662,601,220

The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period. There were no material transfers between levels.

At the beginning and/or end of the reporting period, Level 3 investments in securities and other financial instruments were not considered a material portion of the Portfolio.

See Notes to Portfolio of Investments

SunAmerica Series Trust

SunAmerica Dynamic Allocation Portfolio@

PORTFOLIO OF INVESTMENTS — April 30, 2012

(unaudited)

Security Description	Shares/ Principal Amount	Value (Note 1)

AFFILIATED REGISTERED INVESTMENT COMPANIES # — 80.1%
Domestic Equity Investment Companies — 44.3%
Anchor Series Trust Capital Appreciation Portfolio, Class 1†	80,400	$3,323,712
Anchor Series Trust Growth and Income Portfolio, Class 1	770,196	6,492,402
Anchor Series Trust Growth Portfolio, Class 1	298,898	6,481,775
Anchor Series Trust Natural Resources Portfolio, Class 1	124,537	3,152,072
Seasons Series Trust Focus Growth Portfolio, Class 1	656,401	6,779,975
Seasons Series Trust Focus Value Portfolio, Class 1	1,084,683	13,007,615
Seasons Series Trust Large Cap Growth Portfolio, Class 1	599,966	6,599,198
Seasons Series Trust Large Cap Value Portfolio, Class 1	1,104,000	13,074,196
Seasons Series Trust Mid Cap Growth Portfolio, Class 1†	250,396	3,294,089
Seasons Series Trust Mid Cap Value Portfolio, Class 1	689,457	9,812,832
Seasons Series Trust Small Cap Portfolio, Class 1†	647,749	6,531,372
SunAmerica Series Trust Aggressive Growth Portfolio, Class 1†	288,958	3,309,856
SunAmerica Series Trust Capital Growth Portfolio, Class 1†	341,160	3,291,844
SunAmerica Series Trust Dogs of Wall Street Portfolio, Class 1	722,102	6,613,405
SunAmerica Series Trust Equity Index Portfolio, Class 1	2,804,217	32,855,687
SunAmerica Series Trust Equity Opportunities Portfolio, Class 1	503,594	6,592,055
SunAmerica Series Trust Fundamental Growth Portfolio, Class 1†	180,366	3,325,844
SunAmerica Series Trust Growth-Income Portfolio, Class 1	284,744	6,612,857
SunAmerica Series Trust Growth Opportunities Portfolio, Class 1†	1,242,722	9,864,280
SunAmerica Series Trust MFS Massachusetts Investors Trust Portfolio, Class 1	639,534	9,874,968
SunAmerica Series Trust Mid Cap Growth Portfolio, Class 1†	263,116	3,282,456
SunAmerica Series Trust Real Estate Portfolio, Class 1	471,389	6,780,215
SunAmerica Series Trust Small & Mid Cap Value Portfolio, Class 1	182,722	3,234,096
SunAmerica Series Trust Small Company Value Portfolio, Class 1	179,195	3,237,569
SunAmerica Series Trust Technology Portfolio, Class 1†	1,017,354	3,212,507

		180,636,877

Domestic Fixed Income Investment Companies — 23.2%
Anchor Series Trust Government & Quality Bond Portfolio, Class 1	1,239,914	19,562,824
Seasons Series Trust Diversified Fixed Income Portfolio, Class 1	2,165,380	26,098,131
Seasons Series Trust Real Return Portfolio, Class 1†	1,263,040	13,013,204
SunAmerica Series Trust Total Return Bond Portfolio, Class 1	1,765,578	16,368,934
SunAmerica Series Trust Corporate Bond Portfolio, Class 1	1,176,747	16,373,373
SunAmerica Series Trust High-Yield Bond Portfolio, Class 1	573,731	3,279,961

		94,696,427

International Equity Investment Companies — 11.8%
Seasons Series Trust International Equity Portfolio, Class 1	2,196,059	16,120,362
SunAmerica Series Trust Emerging Markets Portfolio, Class 1	810,792	6,354,434
SunAmerica Series Trust Foreign Value Portfolio, Class 1	746,263	9,574,933
SunAmerica Series Trust Global Equities Portfolio, Class 1	699,603	9,795,797
SunAmerica Series Trust International Diversified Equities Portfolio, Class 1	393,809	3,234,515
SunAmerica Series Trust International Growth and Income Portfolio, Class 1	384,853	3,251,770

		48,331,811

International Fixed Income Investment Companies — 0.8%
SunAmerica Series Trust Global Bond Portfolio, Class 1	258,565	3,286,535

Total Affiliated Registered Investment Companies (cost $323,745,234)		326,951,650

U.S. GOVERNMENT TREASURIES — 11.5%
United States Treasury Notes — 11.5%
2.00% due 11/15/21	$4,205,000	4,250,994
2.00% due 02/15/22	3,285,000	3,309,638
2.13% due 08/15/21	4,755,000	4,876,847
2.63% due 08/15/20	3,195,000	3,448,603
2.63% due 11/15/20	4,087,000	4,403,742
3.13% due 05/15/19	2,450,000	2,751,083
3.13% due 05/15/21	3,110,000	3,466,922
3.38% due 11/15/19	2,180,000	2,484,520
3.50% due 05/15/20	3,235,000	3,717,471
3.63% due 08/15/19	1,680,000	1,944,731
3.63% due 02/15/20	3,825,000	4,430,126
3.63% due 02/15/21	4,285,000	4,962,566
7.88% due 02/15/21	310,000	468,500
8.00% due 11/15/21	400,000	619,500
8.13% due 08/15/19	620,000	914,113
8.13% due 05/15/21	105,000	161,839
8.13% due 08/15/21	105,000	162,865
8.50% due 02/15/20	105,000	159,789
8.75% due 05/15/20	105,000	162,873
8.75% due 08/15/20	155,000	242,139

Total U.S. Government Treasuries (cost $46,351,398)		46,938,861

Total Long-Term Investment Securities (cost $370,096,632)		373,890,511

SHORT-TERM INVESTMENT SECURITIES — 7.5%
Time Deposits — 7.5%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 05/01/12 (cost $30,782,000)	30,782,000	30,782,000

TOTAL INVESTMENTS (cost $400,878,632) (1)	99.1%	404,672,511
Other assets less liabilities	0.9	3,613,957

NET ASSETS	100.0%	$408,286,468

†	Non-income producing security
#	See Note 3
(1)	See Note 4 for cost of investments on a tax basis.
@	The SunAmerica Series Trust Dynamic Allocation Portfolio invests in Class 1 shares of the underlying Portfolios, which are Portfolios of the SunAmerica Series Trust, the Anchor Series Trust, and the Seasons Series Trust, some of which are not presented in this report. Additional information on the underlying Portfolios, including such portfolios’ prospectuses and shareholder reports are available on our website, www.sunamerica.com

Open Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of April 30, 2012	Unrealized Appreciation (Depreciation)
456	Long	S&P 500 E-mini Index Futures	June 2012	$31,627,087	$31,774,080	$146,993

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2012 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Affiliated Investment Companies:
Domestic Equity Investment Companies	$180,636,877	$—	$—	$180,636,877
Domestic Fixed Income Investment Companies	94,696,427	—	—	94,696,427
International Equity Investment Companies	48,331,811	—	—	48,331,811
International Fixed Income Investment Companies	3,286,535	—	—	3,286,535
U.S. Government Treasuries	—	46,938,861	—	46,938,861
Short-Term Investment Securities:
Time Deposit	—	30,782,000	—	30,782,000
Other Financial Instruments:@
Open Futures Contracts-Appreciation	146,993	—	—	146,993

Total	$327,098,643	$77,720,861	$—	$404,819,504

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period. There were no transfers between levels.

See Notes to Portfolio of Investments

SunAmerica Series Trust

Telecom Utility Portfolio

PORTFOLIO OF INVESTMENTS — April 30, 2012

(unaudited)

Security Description	Shares/ Principal Amount	Value (Note 1)

COMMON STOCK — 88.8%
Building-Heavy Construction — 0.1%
Cheung Kong Infrastructure Holdings, Ltd.	10,000	$59,224

Cable/Satellite TV — 7.6%
Comcast Corp., Special Class A	62,500	1,864,375
Kabel Deutschland Holding AG†	7,164	451,390
Liberty Global, Inc., Class A†	9,070	451,777
Time Warner Cable, Inc.	11,842	952,689

		3,720,231

Cellular Telecom — 5.8%
Cellcom Israel, Ltd.	19,340	241,557
China Unicom Hong Kong, Ltd.†	40,000	71,249
ENTEL Chile SA	17,476	346,314
Mobile Telesystems OJSC ADR†	22,475	439,611
NII Holdings, Inc.†	15,010	210,065
Tim Participacoes SA ADR	28,546	854,382
Vodafone Group PLC	240,846	666,431

		2,829,609

Electric-Generation — 5.0%
AES Corp.†	89,090	1,115,407
CEZ AS	20,853	840,846
China Hydroelectric Corp. ADR†	10,260	15,185
E. ON Russia JSC	787,304	59,048
Tractebel Energia SA	23,000	396,375

		2,426,861

Electric-Integrated — 26.3%
American Electric Power Co., Inc.	25,972	1,008,752
Cia Paranaense de Energia-Copel ADR	9,390	235,220
CMS Energy Corp.	65,280	1,500,787
DTE Energy Co.	440	24,807
E.ON AG	11,459	259,605
Edison International	27,540	1,212,035
EDP - Energias de Portugal SA	439,879	1,257,699
EDP - Energias do Brasil SA	51,100	357,350
Enel OGK-5 OJSC†	766,124	51,713
Enersis SA ADR	5,250	106,418
Federal Hydrogenerating Co., JSC	470,722	16,005
FirstEnergy Corp.	9,090	425,594
GDF Suez	15,732	362,137
Iberdrola SA	115,798	539,092
Light SA	27,650	359,741
NextEra Energy, Inc.	15,030	967,180
Northeast Utilities	12,610	463,670
NV Energy, Inc.	17,390	289,544
OGE Energy Corp.	10,480	565,501
Pinnacle West Capital Corp.	490	23,692
PPL Corp.	22,090	604,161
Public Service Enterprise Group, Inc.	41,470	1,291,790
RWE AG	6,160	264,801
SSE PLC	21,950	470,575
TGK-1 OAO	152,909,236	32,111
Verbund AG	4,160	116,437

		12,806,417

Electric-Transmission — 1.6%
Federal Grid Co. Unified Energy System JSC†	3,168,320	28,984
ITC Holdings Corp.	1,020	79,009
Red Electrica Corp. SA	14,841	646,125

		754,118

Energy-Alternate Sources — 0.9%
China Longyuan Power Group Corp.†	26,000	20,542
EDP Renovaveis SA†	102,245	435,530

		456,072

Gas-Distribution — 6.4%
AGL Resources, Inc.	5,430	214,105
CenterPoint Energy, Inc.	28,900	584,069
Enagas SA	36,466	640,785
National Grid PLC	49,650	536,240
NiSource, Inc.	6,960	171,564
Sempra Energy	15,110	978,221

		3,124,984

Independent Power Producers — 4.4%
Calpine Corp.†	56,210	1,053,937
GenOn Energy, Inc.†	185,990	396,159
NRG Energy, Inc.†	39,899	678,283

		2,128,379

Multimedia — 0.7%
Viacom, Inc., Class B	7,090	328,905

Oil Companies-Exploration & Production — 4.9%
Cabot Oil & Gas Corp.	5,710	200,649
Energen Corp.	5,540	290,185
EQT Corp.	13,150	655,133
Occidental Petroleum Corp.	2,720	248,118
QEP Resources, Inc.	19,550	602,336
WPX Energy, Inc.†	22,306	391,917

		2,388,338

Oil Refining & Marketing — 0.1%
Cheniere Energy, Inc.†	1,620	29,662

Pipelines — 8.2%
El Paso Corp.	63,791	1,892,679
ONEOK, Inc.	1,720	147,731
Spectra Energy Corp.	20,290	623,715
Williams Cos., Inc.	38,910	1,324,107

		3,988,232

Real Estate Investment Trusts — 1.0%
American Tower Corp.	7,670	502,999

Telecom Services — 4.9%
Telenet Group Holding NV	11,246	482,392
Virgin Media, Inc.	55,280	1,357,677
XL Axiata Tbk PT	471,000	276,742
Ziggo NV†	8,630	271,423

		2,388,234

Telephone-Integrated — 6.6%
Bezeq The Israeli Telecommunication Corp., Ltd.	242,840	406,373
CenturyLink, Inc.	12,403	478,260
Deutsche Telekom AG†	23,440	264,261
Frontier Communications Corp.	27,450	110,898
KDDI Corp.	4	26,303
TDC A/S	75,844	543,844
Telecom Italia SpA RSP	590,220	554,705
Telefonica Brasil SA ADR	29,283	833,687

		3,218,331

Water — 2.4%
Aguas Andinas SA	671,290	444,067
Cia de Saneamento Basico do Estado de Sao Paulo	4,400	172,755
Companhia de Saneamento de Minas Gerais	19,100	445,598

United Utilities Group PLC	12,207	122,529

		1,184,949

Wireless Equipment — 1.9%
Crown Castle International Corp.†	6,030	341,358
SBA Communications Corp., Class A†	10,800	580,392

		921,750

Total Common Stock (cost $37,427,244)		43,257,295

CONVERTIBLE PREFERRED STOCK — 3.4%
Electric-Integrated — 3.4%
Great Plains Energy, Inc. 12.00%	4,830	296,900
NextEra Energy, Inc. 7.00%	7,680	413,952
PPL Corp. 8.75%	8,810	453,539
PPL Corp. 9.50%	8,950	477,840

Total Convertible Preferred Stock (cost $1,640,219)		1,642,231

PREFERRED STOCK — 1.1%
Electric-Integrated — 1.1%
Cia Energetica de Minas Gerais	11,625	230,408
Cia Paranaense de Energia	12,600	319,206

Total Preferred Stock (cost $467,539)		549,614

CONVERTIBLE BONDS & NOTES — 1.3%
Telecom Services — 0.7%
Virgin Media, Inc. Senior Notes 6.50% due 11/15/16	$221,000	334,263

Wireless Equipment — 0.6%
SBA Communications Corp. Senior Notes 4.00% due 10/01/14	160,000	293,800

Total Convertible Bonds & Notes (cost $482,246)		628,063

U.S. CORPORATE BONDS & NOTES — 0.8%
Independent Power Producers — 0.8%
GenOn Energy, Inc. Senior Notes 9.88% due 10/15/20	294,000	276,360
NRG Energy, Inc. Company Guar. Notes 7.88% due 05/15/21	125,000	122,188

		398,548

Pipelines — 0.0%
Everest Acquisition LLC/Everest Acquisition Finance, Inc. Senior Notes 9.38% due 05/01/20*(1)	5,000	5,325

Total U.S. Corporate Bonds & Notes (cost $412,399)		403,873

Total Long-Term Investment Securities (cost $40,429,647)		46,481,076

SHORT-TERM INVESTMENT SECURITIES — 4.0%
Commercial Paper — 4.0%
General Electric Co. 0.09% due 05/01/12 (cost $1,947,000)	1,947,000	1,947,000

TOTAL INVESTMENTS (cost $42,376,647) (2)	99.4%	48,428,076
Other assets less liabilities	0.6	274,308

NET ASSETS	100.0%	$48,702,384

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2012, the aggregate value of these securities was $5,325 representing 0.0% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	Illiquid security. At April 30, 2012, the aggregate value of these securities was $5,325 representing 0.0% of net assets.

(2)	See Note 4 for cost of investments on a tax basis.

ADR— American Depository Receipt

RSP — Risparmio Shares-Savings in the Italian Stock Exchange

Open Forward Foreign Currency Contracts
Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized (Depreciation)
Barclays Bank PLC	EUR	72,728	USD	95,212	7/13/2012	$—	$(1,093)
	GBP	558,907	USD	886,981	7/13/2012	—	(19,674)

						—	(20,767)

Citibank N.A.	EUR	198,086	USD	259,633	7/13/2012	—	(2,673)
	GBP	11,561	USD	18,804	7/13/2012	50	—

						50	(2,673)

Credit Suisse London Branch	EUR	332,540	USD	435,446	7/13/2012	—	(4,900)

Deutsche Bank AG	BRL	1,529,803	USD	823,094	6/4/2012	25,865	—
	EUR	111,915	USD	146,808	7/13/2012	—	(1,387)
	GBP	668,446	USD	1,059,164	7/13/2012	—	(25,186)
	USD	72,627	EUR	54,844	7/13/2012	—	(4)

						25,865	(26,577)

Goldman Sachs International	EUR	4,748	USD	6,227	7/13/2012	—	(60)

JPMorgan Chase Bank N.A	EUR	189,472	USD	247,731	7/13/2012	—	(3,166)
	USD	189,015	BRL	351,000	6/4/2012	—	(6,097)

						—	(9,263)

Merrill Lynch International Bank, Ltd.	EUR	244,455	USD	320,106	7/13/2012	—	(3,599)

UBS AG	EUR	1,949,655	USD	2,557,909	6/15/2012	—	(23,325)
	EUR	192,169	USD	252,230	7/13/2012	—	(2,237)
	GBP	18,837	USD	30,118	7/13/2012	—	(439)
	USD	19,948	EUR	15,204	7/13/2012	186	—

						186	(26,001)

Net Unrealized Appreciation/(Depreciation)						$26,101	$(93,840)

BRL  —  Brazilian Real

EUR  —  Euro Dollar

GBP  —  British Pound

USD  —  United States Dollar

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2012 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Cable/Satellite TV	$3,720,231	$—	$—	$3,720,231
Cellular Telecom	2,829,609	—	—	2,829,609
Electric-Generation	2,426,861	—	—	2,426,861
Electric-Integrated	12,806,417	—	—	12,806,417
Gas-Distribution	3,124,984	—	—	3,124,984
Pipelines	3,988,232	—	—	3,988,232
Telephone-Integrated	3,218,331	—	—	3,218,331
Other Industries*	11,142,630	—	—	11,142,630
Convertible Preferred Stocks	1,642,231	—	—	1,642,231
Preferred Stocks	549,614	—	—	549,614
Convertible Bonds & Notes	—	628,063	—	628,063
U.S. Corporate Bonds & Notes	—	403,873	—	403,873
Short-Term Investment Securities:
Commercial Paper	—	1,947,000	—	1,947,000
Other Financial Instruments:@
Forward Foreign Currency Contracts-Appreciation	—	26,101	—	26,101

Total	$45,449,140	$3,005,037	$—	$48,454,177

LIABILITIES:
Other Financial Instruments:@
Forward Foreign Currency Contracts-Depreciation	$—	$93,840	$—	$93,840

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.
@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period. There were no transfers between levels.

See Notes to Portfolio of Investments

SunAmerica Series Trust

Equity Index Portfolio

PORTFOLIO OF INVESTMENTS — April 30, 2012

(unaudited)

Security Description	Shares/ Principal Amount	Value (Note 1)

COMMON STOCK — 90.7%
Advertising Agencies — 0.1%
Interpublic Group of Cos., Inc.	1,427	$16,853
Omnicom Group, Inc.	871	44,691

		61,544

Aerospace/Defense — 1.1%
Boeing Co.	2,833	217,574
General Dynamics Corp.	1,349	91,058
Lockheed Martin Corp.	960	86,918
Northrop Grumman Corp.	807	51,067
Raytheon Co.	1,214	65,726
Rockwell Collins, Inc.	475	26,548

		538,891

Aerospace/Defense-Equipment — 0.7%
Goodrich Corp.	530	66,494
United Technologies Corp.	3,181	259,697

		326,191

Agricultural Chemicals — 0.5%
CF Industries Holdings, Inc.	252	48,651
Monsanto Co.	1,869	142,380
Mosaic Co.	1,079	56,993

		248,024

Agricultural Operations — 0.1%
Archer-Daniels-Midland Co.	2,342	72,204

Airlines — 0.1%
Southwest Airlines Co.	2,893	23,954

Apparel Manufacturers — 0.3%
Coach, Inc.	1,033	75,574
Ralph Lauren Corp.	204	35,143
VF Corp.	319	48,504

		159,221

Appliances — 0.0%
Whirlpool Corp.	296	18,950

Applications Software — 2.2%
Citrix Systems, Inc.†	615	52,650
Intuit, Inc.	1,147	66,492
Microsoft Corp.	26,978	863,835
Red Hat, Inc.†	719	42,860
Salesforce.com, Inc.†	521	81,135

		1,106,972

Athletic Footwear — 0.3%
NIKE, Inc., Class B	1,333	149,123

Audio/Video Products — 0.0%
Harman International Industries, Inc.	223	11,056

Auto-Cars/Light Trucks — 0.3%
Ford Motor Co.	13,649	153,961

Auto-Heavy Duty Trucks — 0.1%
PACCAR, Inc.	1,318	56,621

Auto/Truck Parts & Equipment-Original — 0.2%
BorgWarner, Inc.†	347	27,427
Johnson Controls, Inc.	2,635	84,241

		111,668

Banks-Commercial — 0.3%
BB&T Corp.	2,500	80,100
First Horizon National Corp.	819	7,518
M&T Bank Corp.	403	34,767
Regions Financial Corp.	4,840	32,622
Zions Bancorporation	588	11,989

		166,996

Banks-Fiduciary — 0.5%
Bank of New York Mellon Corp.	4,365	103,232
Northern Trust Corp.	925	44,021
State Street Corp.	2,005	92,671

		239,924

Banks-Super Regional — 2.5%
Capital One Financial Corp.	2,062	114,400
Comerica, Inc.	631	20,205
Fifth Third Bancorp	3,243	46,148
Huntington Bancshares, Inc.	2,765	18,498
KeyCorp	3,049	24,514
PNC Financial Services Group, Inc.	1,903	126,207
SunTrust Banks, Inc.	1,927	46,787
US Bancorp	6,867	220,911
Wells Fargo & Co.	19,210	642,190

		1,259,860

Beverages-Non-alcoholic — 2.1%
Coca-Cola Co.	8,439	644,064
Coca-Cola Enterprises, Inc.	959	28,885
Dr Pepper Snapple Group, Inc.	677	27,473
PepsiCo, Inc.	5,344	352,704

		1,053,126

Beverages-Wine/Spirits — 0.1%
Beam, Inc.	500	28,390
Brown-Forman Corp., Class B	317	27,373
Constellation Brands, Inc., Class A†	548	11,837

		67,600

Brewery — 0.0%
Molson Coors Brewing Co., Class B	501	20,832

Broadcast Services/Program — 0.1%
Discovery Communications, Inc., Class A†	826	44,951
Scripps Networks Interactive, Inc., Class A	304	15,267

		60,218

Building Products-Wood — 0.0%
Masco Corp.	1,511	19,915

Building-Residential/Commercial — 0.1%
D.R. Horton, Inc.	890	14,552
Lennar Corp., Class A	518	14,369
PulteGroup, Inc.†	1,076	10,588

		39,509

Cable/Satellite TV — 1.1%
Cablevision Systems Corp., Class A	691	10,240
Comcast Corp., Class A	9,870	299,357
DIRECTV, Class A†	2,410	118,741
Time Warner Cable, Inc.	1,233	99,195

		527,533

Casino Hotels — 0.1%
Wynn Resorts, Ltd.	316	42,154

Cellular Telecom — 0.1%
MetroPCS Communications, Inc.†	939	6,855
Sprint Nextel Corp.†	10,110	25,073

		31,928

Chemicals-Diversified — 0.9%
Air Products & Chemicals, Inc.	672	57,449
Dow Chemical Co.	4,207	142,533
E.I. du Pont de Nemours & Co.	3,416	182,619
FMC Corp.	222	24,520
PPG Industries, Inc.	485	51,042

		458,163

Chemicals-Specialty — 0.3%
Eastman Chemical Co.	435	23,477
Ecolab, Inc.	1,201	76,492
International Flavors & Fragrances, Inc.	258	15,534
Sigma-Aldrich Corp.	384	27,225

		142,728

Coal — 0.2%
Alpha Natural Resources, Inc.†	742	11,968
CONSOL Energy, Inc.	919	30,548
Peabody Energy Corp.	1,023	31,826

		74,342

Coatings/Paint — 0.1%
Sherwin-Williams Co.	367	44,143

Commercial Services — 0.1%
Iron Mountain, Inc.	545	16,552
Quanta Services, Inc.†	675	14,931

		31,483

Commercial Services-Finance — 1.2%
Automatic Data Processing, Inc.	1,569	87,268
Equifax, Inc.	381	17,457
H&R Block, Inc.	937	13,774
Mastercard, Inc., Class A	391	176,838
Moody’s Corp.	625	25,594
Paychex, Inc.	1,030	31,909
Total System Services, Inc.	512	12,042
Visa, Inc., Class A	1,784	219,396
Western Union Co.	1,984	36,466

		620,744

Computer Aided Design — 0.1%
Autodesk, Inc.†	832	32,756

Computer Services — 2.2%
Accenture PLC, Class A	2,444	158,738
Cognizant Technology Solutions Corp., Class A†	1,070	78,452
Computer Sciences Corp.	494	13,862
International Business Machines Corp.	4,108	850,685

		1,101,737

Computer Software — 0.0%
Akamai Technologies, Inc.†	708	23,081

Computers — 4.4%
Apple, Inc.†	3,342	1,952,530
Dell, Inc.†	4,884	79,951
Hewlett-Packard Co.	7,170	177,529

		2,210,010

Computers-Integrated Systems — 0.1%
Teradata Corp.†	619	43,194

Computers-Memory Devices — 0.7%
EMC Corp.†	7,335	206,920
NetApp, Inc.†	1,340	52,032
SanDisk Corp.†	774	28,646
Western Digital Corp.†	916	35,550

		323,148

Computers-Periphery Equipment — 0.0%
Lexmark International, Inc., Class A	225	6,773

Consulting Services — 0.0%
SAIC, Inc.	882	10,725

Consumer Products-Misc. — 0.4%
Clorox Co.	1,667	116,857
Kimberly-Clark Corp.	1,258	98,715

		215,572

Containers-Metal/Glass — 0.1%
Ball Corp.	499	20,838
Owens-Illinois, Inc.†	630	14,648

		35,486

Containers-Paper/Plastic — 0.0%
Bemis Co., Inc.	328	10,624
Sealed Air Corp.	613	11,757

		22,381

Cosmetics & Toiletries — 1.7%
Avon Products, Inc.	1,699	36,698
Colgate-Palmolive Co.	1,534	151,774
Estee Lauder Cos., Inc., Class A	719	46,987
Procter & Gamble Co.	9,239	587,970

		823,429

Cruise Lines — 0.1%
Carnival Corp.	1,448	47,046

Data Processing/Management — 0.1%
Dun & Bradstreet Corp.	151	11,745
Fidelity National Information Services, Inc.	749	25,219
Fiserv, Inc.†	442	31,068

		68,032

Dental Supplies & Equipment — 0.1%
DENTSPLY International, Inc.	453	18,600
Patterson Cos., Inc.	280	9,545

		28,145

Dialysis Centers — 0.1%
DaVita, Inc.†	299	26,485

Disposable Medical Products — 0.1%
C.R. Bard, Inc.	413	40,870

Distribution/Wholesale — 0.3%
Fastenal Co.	1,059	49,582
Fossil, Inc.†	203	26,526
Genuine Parts Co.	496	32,131
WW Grainger, Inc.	222	46,136

		154,375

Diversified Banking Institutions — 3.1%
Bank of America Corp.	38,355	311,059
Citigroup, Inc.	10,505	347,085
Goldman Sachs Group, Inc.	1,792	206,349
JPMorgan Chase & Co.	13,642	586,333
Morgan Stanley	5,538	95,697

		1,546,523

Diversified Manufacturing Operations — 2.9%
3M Co.	2,694	240,736
Cooper Industries PLC	505	31,598
Danaher Corp.	2,128	115,380
Dover Corp.	587	36,781
Eaton Corp.	1,344	64,754
General Electric Co.	37,690	737,970
Illinois Tool Works, Inc.	1,727	99,095
Ingersoll-Rand PLC	1,049	44,604
Leggett & Platt, Inc.	446	9,709
Parker Hannifin Corp.	605	53,053
Textron, Inc.	894	23,816

		1,457,496

Diversified Operations — 0.0%
Leucadia National Corp.	633	15,736

E-Commerce/Products — 1.0%
Amazon.com, Inc.†	1,295	300,311
eBay, Inc.†	4,048	166,170
Netflix, Inc.†	201	16,108

		482,589

E-Commerce/Services — 0.4%
Expedia, Inc.	536	22,850
priceline.com, Inc.†	185	140,752
TripAdvisor, Inc.†	301	11,290

		174,892

Electric Products-Misc. — 0.3%
Emerson Electric Co.	2,677	140,650
Molex, Inc.	438	12,084

		152,734

Electric-Generation — 0.1%
AES Corp.†	2,056	25,741

Electric-Integrated — 2.8%
Ameren Corp.	774	25,380
American Electric Power Co., Inc.	1,546	60,047
CMS Energy Corp.	822	18,898
Consolidated Edison, Inc.	937	55,705
Dominion Resources, Inc.	1,822	95,090
DTE Energy Co.	540	30,445
Duke Energy Corp.	4,356	93,349
Edison International	1,041	45,814
Entergy Corp.	564	36,976
Exelon Corp.	2,548	99,398
FirstEnergy Corp.	2,348	109,933
Integrys Energy Group, Inc.	249	13,605
NextEra Energy, Inc.	2,026	130,373
Northeast Utilities	998	36,697
Pepco Holdings, Inc.	727	13,755
PG&E Corp.	1,317	58,185
Pinnacle West Capital Corp.	347	16,778
PPL Corp.	1,852	50,652
Progress Energy, Inc.	942	50,133
Public Service Enterprise Group, Inc.	1,618	50,401
SCANA Corp.	370	17,064
Southern Co.	3,930	180,544
TECO Energy, Inc.	688	12,398
Wisconsin Energy Corp.	1,641	60,454
Xcel Energy, Inc.	2,087	56,474

		1,418,548

Electronic Components-Misc. — 0.1%
Jabil Circuit, Inc.	589	13,812
TE Connectivity, Ltd.	1,362	49,659

		63,471

Electronic Components-Semiconductors — 1.8%
Advanced Micro Devices, Inc.†	1,876	13,807
Altera Corp.	1,356	48,233
Broadcom Corp., Class A†	1,837	67,234
First Solar, Inc.†	186	3,423
Intel Corp.	17,725	503,390
LSI Corp.†	1,813	14,577
Microchip Technology, Inc.	613	21,664
Micron Technology, Inc.†	3,475	22,900
NVIDIA Corp.†	2,654	34,502
Texas Instruments, Inc.	3,961	126,514
Xilinx, Inc.	835	30,377

		886,621

Electronic Connectors — 0.1%
Amphenol Corp., Class A	521	30,291

Electronic Forms — 0.1%
Adobe Systems, Inc.†	2,094	70,275

Electronic Measurement Instruments — 0.1%
Agilent Technologies, Inc.	1,336	56,352
FLIR Systems, Inc.	491	11,028

		67,380

Electronic Security Devices — 0.2%
Tyco International, Ltd.	1,697	95,253

Electronics-Military — 0.0%
L-3 Communications Holdings, Inc.	316	23,239

Engineering/R&D Services — 0.1%
Fluor Corp.	720	41,580
Jacobs Engineering Group, Inc.†	409	17,926

		59,506

Engines-Internal Combustion — 0.2%
Cummins, Inc.	764	88,494

Enterprise Software/Service — 0.9%
BMC Software, Inc.†	525	21,661
CA, Inc.	1,164	30,753
Oracle Corp.	13,795	405,435

		457,849

Entertainment Software — 0.0%
Electronic Arts, Inc.†	1,060	16,303

Filtration/Separation Products — 0.0%
Pall Corp.	368	21,936

Finance-Consumer Loans — 0.1%
SLM Corp.	1,630	24,173

Finance-Credit Card — 0.6%
American Express Co.	3,620	217,960
Discover Financial Services	2,105	71,360

		289,320

Finance-Investment Banker/Broker — 0.1%
Charles Schwab Corp.	3,890	55,627
E*TRADE Financial Corp.†	810	8,610

		64,237

Finance-Other Services — 0.2%
CME Group, Inc.	212	56,354
IntercontinentalExchange, Inc.†	232	30,865
NASDAQ OMX Group, Inc.†	398	9,779
NYSE Euronext	824	21,218

		118,216

Food-Confectionery — 0.1%
Hershey Co.	490	32,835
J.M. Smucker Co.	361	28,746

		61,581

Food-Dairy Products — 0.0%
Dean Foods Co.†	588	7,221

Food-Meat Products — 0.3%
Hormel Foods Corp.	4,324	125,655
Tyson Foods, Inc., Class A	931	16,991

		142,646

Food-Misc./Diversified — 1.1%
Campbell Soup Co.	569	19,249
ConAgra Foods, Inc.	1,318	34,031
General Mills, Inc.	2,061	80,152
H.J. Heinz Co.	1,022	54,483
Kellogg Co.	787	39,799
Kraft Foods, Inc., Class A	5,928	236,349
McCormick & Co., Inc.	423	23,650
Sara Lee Corp.	1,891	41,678

		529,391

Food-Retail — 0.2%
Kroger Co.	1,839	42,794
Safeway, Inc.	855	17,382
SUPERVALU, Inc.	677	4,021
Whole Foods Market, Inc.	568	47,184

		111,381

Food-Wholesale/Distribution — 0.2%
Sysco Corp.	2,965	85,689

Gambling (Non-Hotel) — 0.1%
International Game Technology	1,549	24,133

Gas-Distribution — 0.2%
AGL Resources, Inc.	372	14,668
CenterPoint Energy, Inc.	1,362	27,526
NiSource, Inc.	903	22,259
Sempra Energy	768	49,720

		114,173

Gold Mining — 0.2%
Newmont Mining Corp.	1,713	81,624

Hazardous Waste Disposal — 0.1%
Stericycle, Inc.†	269	23,295

Home Decoration Products — 0.0%
Newell Rubbermaid, Inc.	921	16,762

Hotels/Motels — 0.2%
Marriott International, Inc., Class A	1,095	42,804
Starwood Hotels & Resorts Worldwide, Inc.	760	44,992
Wyndham Worldwide Corp.	466	23,458

		111,254

Human Resources — 0.0%
Robert Half International, Inc.	453	13,499

Independent Power Producers — 0.0%
NRG Energy, Inc.†	727	12,359

Industrial Automated/Robotic — 0.1%
Rockwell Automation, Inc.	537	41,532

Industrial Gases — 0.3%
Airgas, Inc.	219	20,069
Praxair, Inc.	954	110,378

		130,447

Instruments-Controls — 0.4%
Honeywell International, Inc.	2,940	178,340

Instruments-Scientific — 0.2%
PerkinElmer, Inc.	361	9,964
Thermo Fisher Scientific, Inc.	1,169	65,055
Waters Corp.†	283	23,803

		98,822

Insurance Brokers — 0.2%
Aon PLC	1,219	63,144
Marsh & McLennan Cos., Inc.	1,736	58,069

		121,213

Insurance-Life/Health — 0.6%
Aflac, Inc.	1,759	79,225
Lincoln National Corp.	965	23,903
Principal Financial Group, Inc.	964	26,674
Prudential Financial, Inc.	1,897	114,844
Torchmark Corp.	320	15,587
Unum Group	929	22,055

		282,288

Insurance-Multi-line — 1.0%
ACE, Ltd.	1,077	81,820
Allstate Corp.	1,859	61,960
American International Group, Inc.†(1)	1,970	67,039
Assurant, Inc.	280	11,295
Cincinnati Financial Corp.	518	18,451
Genworth Financial, Inc., Class A†	1,690	10,157
Hartford Financial Services Group, Inc.	1,659	34,092
Loews Corp.	976	40,143
MetLife, Inc.	3,893	140,265
XL Group PLC	1,009	21,704

		486,926

Insurance-Property/Casualty — 0.4%
Chubb Corp.	865	63,206
Progressive Corp.	1,955	41,641
Travelers Cos., Inc.	1,557	100,146

		204,993

Insurance-Reinsurance — 1.0%
Berkshire Hathaway, Inc., Class B†	6,430	517,294

Internet Infrastructure Software — 0.1%
F5 Networks, Inc.†	290	38,840

Internet Security — 0.1%
Symantec Corp.†	2,332	38,525
VeriSign, Inc.	509	20,925

		59,450

Investment Management/Advisor Services — 0.5%
Ameriprise Financial, Inc.	709	38,435
BlackRock, Inc.	320	61,306
Federated Investors, Inc., Class B	294	6,491
Franklin Resources, Inc.	455	57,107
Invesco, Ltd.	1,819	45,184
Legg Mason, Inc.	397	10,350
T. Rowe Price Group, Inc.	809	51,060

		269,933

Linen Supply & Related Items — 0.0%
Cintas Corp.	353	13,827

Machinery-Construction & Mining — 0.5%
Caterpillar, Inc.	2,355	242,023
Joy Global, Inc.	336	23,779

		265,802

Machinery-Farming — 0.2%
Deere & Co.	1,453	119,669

Machinery-General Industrial — 0.1%
Roper Industries, Inc.	309	31,487

Machinery-Pumps — 0.1%
Flowserve Corp.	172	19,768
Xylem, Inc.	589	16,421

		36,189

Medical Information Systems — 0.1%
Cerner Corp.†	466	37,788

Medical Instruments — 0.7%
Boston Scientific Corp.†	4,642	29,059
Edwards Lifesciences Corp.†	449	37,253
Intuitive Surgical, Inc.†	144	83,261
Medtronic, Inc.	3,731	142,524
St. Jude Medical, Inc.	1,276	49,407

		341,504

Medical Labs & Testing Services — 0.1%
Laboratory Corp. of America Holdings†	310	27,246
Quest Diagnostics, Inc.	504	29,076

		56,322

Medical Products — 0.9%
Baxter International, Inc.	2,004	111,042
Becton, Dickinson and Co.	670	52,562
CareFusion Corp.†	719	18,629
Covidien PLC	1,748	96,542
Hospira, Inc.†	664	23,320
Stryker Corp.	1,183	64,556
Varian Medical Systems, Inc.†	360	22,831
Zimmer Holdings, Inc.	568	35,744

		425,226

Medical-Biomedical/Gene — 1.2%
Amgen, Inc.	2,825	200,886
Biogen Idec, Inc.†	823	110,290
Celgene Corp.†	1,540	112,297
Gilead Sciences, Inc.†	2,716	141,259
Life Technologies Corp.†	569	26,379

		591,111

Medical-Drugs — 5.1%
Abbott Laboratories	5,502	341,454
Allergan, Inc.	1,179	113,184
Bristol-Myers Squibb Co.	5,824	194,347
Eli Lilly & Co.	5,195	215,021
Forest Laboratories, Inc.†	849	29,571
Johnson & Johnson	9,422	613,278
Merck & Co., Inc.	10,658	418,220
Pfizer, Inc.	26,721	612,712

		2,537,787

Medical-Generic Drugs — 0.2%
Mylan, Inc.†	1,366	29,656
Perrigo Co.	298	31,260
Watson Pharmaceuticals, Inc.†	405	30,521

		91,437

Medical-HMO — 0.9%
Aetna, Inc.	1,385	60,995
Cigna Corp.	916	42,347
Coventry Health Care, Inc.	450	13,496
Humana, Inc.	581	46,875
UnitedHealth Group, Inc.	3,770	211,685
WellPoint, Inc.	1,328	90,065

		465,463

Medical-Hospitals — 0.0%
Tenet Healthcare Corp.†	1,310	6,799

Medical-Wholesale Drug Distribution — 0.3%
AmerisourceBergen Corp.	823	30,624
Cardinal Health, Inc.	1,539	65,053
McKesson Corp.	785	71,757

		167,434

Metal Processors & Fabrication — 0.2%
Precision Castparts Corp.	464	81,836

Metal-Aluminum — 0.1%
Alcoa, Inc.	3,934	38,278

Metal-Copper — 0.3%
Freeport-McMoRan Copper & Gold, Inc.	3,404	130,373

Metal-Iron — 0.1%
Cliffs Natural Resources, Inc.	486	30,258

Motorcycle/Motor Scooter — 0.1%
Harley-Davidson, Inc.	946	49,504

Multimedia — 1.3%
News Corp., Class A	8,230	161,308
Time Warner, Inc.	3,341	125,154
Viacom, Inc., Class B	1,936	89,811
Walt Disney Co.	6,469	278,879

		655,152

Networking Products — 0.8%
Cisco Systems, Inc.	19,724	397,439

Non-Ferrous Metals — 0.0%
Titanium Metals Corp.	262	3,870

Non-Hazardous Waste Disposal — 0.2%
Republic Services, Inc.	1,004	27,480
Waste Management, Inc.	1,700	58,140

		85,620

Office Automation & Equipment — 0.1%
Pitney Bowes, Inc.	639	10,946
Xerox Corp.	5,570	43,335

		54,281

Office Supplies & Forms — 0.0%
Avery Dennison Corp.	338	10,809

Oil & Gas Drilling — 0.2%
Diamond Offshore Drilling, Inc.	222	15,218
Helmerich & Payne, Inc.	343	17,627
Nabors Industries, Ltd.†	1,104	18,382
Noble Corp.†	959	36,499
Rowan Cos., Inc.†	394	13,605

		101,331

Oil Companies-Exploration & Production — 2.2%
Anadarko Petroleum Corp.	1,817	133,023
Apache Corp.	1,375	131,917
Cabot Oil & Gas Corp.	670	23,544
Chesapeake Energy Corp.	2,601	47,962
Denbury Resources, Inc.†	1,344	25,590
Devon Energy Corp.	1,526	106,591
EOG Resources, Inc.	984	108,053
EQT Corp.	477	23,764
Newfield Exploration Co.†	422	15,150
Noble Energy, Inc.	711	70,617
Occidental Petroleum Corp.	2,950	269,099
Pioneer Natural Resources Co.	447	51,772
QEP Resources, Inc.	566	17,438
Range Resources Corp.	503	33,530
Southwestern Energy Co.†	1,369	43,233
WPX Energy, Inc.†	634	11,139

		1,112,422

Oil Companies-Integrated — 5.5%
Chevron Corp.	6,874	732,493
ConocoPhillips	4,639	332,291
Exxon Mobil Corp.	16,770	1,447,922
Hess Corp.	1,099	57,302
Marathon Oil Corp.	2,573	75,492
Marathon Petroleum Corp.	1,356	56,423
Murphy Oil Corp.	775	42,602

		2,744,525

Oil Field Machinery & Equipment — 0.4%
Cameron International Corp.†	785	40,231
FMC Technologies, Inc.†	763	35,861
National Oilwell Varco, Inc.	1,592	120,610

		196,702

Oil Refining & Marketing — 0.2%
Sunoco, Inc.	342	16,857
Tesoro Corp.†	859	19,972
Valero Energy Corp.	1,983	48,980

		85,809

Oil-Field Services — 1.1%
Baker Hughes, Inc.	1,570	69,253
Halliburton Co.	3,314	113,405
Schlumberger, Ltd.	4,818	357,206

		539,864

Paper & Related Products — 0.2%
International Paper Co.	1,681	55,994
MeadWestvaco Corp.	545	17,342

		73,336

Pharmacy Services — 0.3%
Express Scripts Holding Co.†	2,939	163,970

Pipelines — 0.5%
El Paso Corp.	3,001	89,040
ONEOK, Inc.	331	28,429
Spectra Energy Corp.	2,143	65,876
Williams Cos., Inc.	2,395	81,502

		264,847

Printing-Commercial — 0.0%
R.R. Donnelley & Sons Co.	569	7,118

Publishing-Books — 0.1%
McGraw-Hill Cos., Inc.	888	43,663

Publishing-Newspapers — 0.0%
Gannett Co., Inc.	756	10,448
Washington Post Co., Class B	14	5,294

		15,742

Quarrying — 0.0%
Vulcan Materials Co.	412	17,638

Real Estate Investment Trusts — 1.9%
American Tower Corp.	1,443	94,632
Apartment Investment & Management Co., Class A	1,669	45,313
AvalonBay Communities, Inc.	302	43,911
Boston Properties, Inc.	472	51,094
Equity Residential	959	58,921
HCP, Inc.	1,541	63,874
Health Care REIT, Inc.	672	38,075
Host Hotels & Resorts, Inc.	2,648	44,063
Kimco Realty Corp.	1,300	25,233
Plum Creek Timber Co., Inc.	514	21,609
ProLogis, Inc.	1,918	68,626
Public Storage	453	64,897
Simon Property Group, Inc.	1,151	179,096
Ventas, Inc.	922	54,204
Vornado Realty Trust	590	50,646
Weyerhaeuser Co.	2,336	47,561

		951,755

Real Estate Management/Services — 0.0%
CBRE Group, Inc., Class A†	1,120	21,067

Retail-Apparel/Shoe — 0.3%
Abercrombie & Fitch Co., Class A	434	21,774
Gap, Inc.	1,061	30,239
Limited Brands, Inc.	785	39,014
Ross Stores, Inc.	887	54,630
Urban Outfitters, Inc.†	354	10,252

		155,909

Retail-Auto Parts — 0.2%
AutoZone, Inc.†	85	33,673
O’Reilly Automotive, Inc.†	543	57,265

		90,938

Retail-Automobile — 0.1%
AutoNation, Inc.†	141	4,876
CarMax, Inc.†	723	22,319

		27,195

Retail-Bedding — 0.1%
Bed Bath & Beyond, Inc.†	818	57,579

Retail-Building Products — 0.9%
Home Depot, Inc.	5,612	290,645
Lowe’s Cos., Inc.	4,593	144,542

		435,187

Retail-Computer Equipment — 0.0%
GameStop Corp., Class A	434	9,878

Retail-Consumer Electronics — 0.0%
Best Buy Co., Inc.	906	19,995

Retail-Discount — 1.5%
Big Lots, Inc.†	210	7,694
Costco Wholesale Corp.	1,502	132,431
Dollar Tree, Inc.†	487	49,509
Family Dollar Stores, Inc.	377	25,466
Target Corp.	2,148	124,455
Wal-Mart Stores, Inc.	6,625	390,279

		729,834

Retail-Drug Store — 0.6%
CVS Caremark Corp.	4,488	200,255
Walgreen Co.	3,039	106,547

		306,802

Retail-Jewelry — 0.1%
Tiffany & Co.	405	27,726

Retail-Major Department Stores — 0.3%
J.C. Penney Co., Inc.	460	16,588
Nordstrom, Inc.	511	28,544
Sears Holdings Corp.†	119	6,400
TJX Cos., Inc.	2,887	120,417

		171,949

Retail-Office Supplies — 0.1%
Staples, Inc.	2,611	40,209

Retail-Regional Department Stores — 0.2%
Kohl’s Corp.	809	40,555
Macy’s, Inc.	1,636	67,109

		107,664

Retail-Restaurants — 1.4%
Chipotle Mexican Grill, Inc.†	122	50,526
Darden Restaurants, Inc.	409	20,483
McDonald’s Corp.	3,524	343,414
Starbucks Corp.	2,721	156,131
Yum! Brands, Inc.	1,557	113,240

		683,794

Rubber-Tires — 0.0%
Goodyear Tire & Rubber Co.†	879	9,651

Savings & Loans/Thrifts — 0.1%
Hudson City Bancorp, Inc.	1,686	11,903
People’s United Financial, Inc.	1,148	14,166

		26,069

Schools — 0.0%
Apollo Group, Inc., Class A†	359	12,644
DeVry, Inc.	189	6,076

		18,720

Semiconductor Components-Integrated Circuits — 0.9%
Analog Devices, Inc.	951	37,070
Linear Technology Corp.	731	23,911
QUALCOMM, Inc.	6,037	385,402

		446,383

Semiconductor Equipment — 0.2%
Applied Materials, Inc.	5,424	65,034
KLA-Tencor Corp.	531	27,692
Novellus Systems, Inc.†	224	10,472
Teradyne, Inc.†	596	10,257

		113,455

Steel-Producers — 0.1%
Nucor Corp.	1,236	48,464
United States Steel Corp.	485	13,740

		62,204

Steel-Specialty — 0.0%
Allegheny Technologies, Inc.	375	16,103

Telecom Equipment-Fiber Optics — 0.2%
Corning, Inc.	5,779	82,929
JDS Uniphase Corp.†	733	8,906

		91,835

Telecommunication Equipment — 0.1%
Harris Corp.	362	16,485
Juniper Networks, Inc.†	1,841	39,453

		55,938

Telephone-Integrated — 2.5%
AT&T, Inc.	22,489	740,113
CenturyLink, Inc.	2,126	81,979
Frontier Communications Corp.	3,183	12,859
Verizon Communications, Inc.	9,687	391,161
Windstream Corp.	1,876	21,086

		1,247,198

Television — 0.2%
CBS Corp., Class B	2,317	77,272

Tobacco — 1.8%
Altria Group, Inc.	7,010	225,792
Lorillard, Inc.	432	58,445
Philip Morris International, Inc.	6,300	563,913
Reynolds American, Inc.	1,068	43,607

		891,757

Tools-Hand Held — 0.1%
Snap-on, Inc.	185	11,570
Stanley Black & Decker, Inc.	628	45,944

		57,514

Toys — 0.1%
Hasbro, Inc.	369	13,557
Mattel, Inc.	1,083	36,389

		49,946

Transport-Rail — 0.7%
CSX Corp.	3,795	84,667
Norfolk Southern Corp.	1,054	76,868
Union Pacific Corp.	1,700	191,148

		352,683

Transport-Services — 0.9%
C.H. Robinson Worldwide, Inc.	521	31,124
Expeditors International of Washington, Inc.	677	27,080
FedEx Corp.	1,253	110,565
Ryder System, Inc.	162	7,893
United Parcel Service, Inc., Class B	3,352	261,925

		438,587

Vitamins & Nutrition Products — 0.1%
Mead Johnson Nutrition Co.	651	55,700

Web Portals/ISP — 1.3%
Google, Inc., Class A†	931	563,469
Yahoo!, Inc.†	4,341	67,459

		630,928

Wireless Equipment — 0.3%
Crown Castle International Corp.†	799	45,232
Motorola Mobility Holdings, Inc.†	945	36,685
Motorola Solutions, Inc.	940	47,968

		129,885

Total Common Stock (cost $42,610,339)		45,270,273

EXCHANGE-TRADED FUNDS — 5.5%
iShares S&P 500 Index Fund	14,817	2,078,529
SPDR S&P 500 ETF Trust	4,700	656,919

Total EXCHANGE-TRADED FUNDS (cost $2,736,689)		2,735,448

Total Long-Term Investment Securities (cost $45,347,028)		48,005,721

SHORT-TERM INVESTMENT SECURITIES — 0.5%
U.S. Government Treasuries — 0.5%
United States Treasury Bills 0.04% due 06/14/12(2)	$70,000	$69,995
United States Treasury Bills 0.05% due 06/14/12(2)	160,000	159,988
United States Treasury Bills 0.07% due 06/14/12(2)	45,000	44,997

(cost $274,980)		274,980

REPURCHASE AGREEMENT — 5.5%
State Street Bank & Trust Co. Joint Repurchase Agreement(3) (cost $2,741,000)	2,741,000	2,741,000

TOTAL INVESTMENTS (cost $48,363,008) (4)	102.2%	51,021,701
Liabilities in excess of other assets	(2.2)	(1,095,975)

NET ASSETS	100.0%	$49,925,726

†	Non-income producing security
(1)	Security represents an investment in an affiliated company; see Note 3
(2)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(3)	See Note 2 for details of Joint Repurchase Agreements.
(4)	See Note 4 for cost of investments on a tax basis.

Open Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of April 30, 2012	Unrealized Appreciation (Depreciation)
17	Long	S&P 500 E-Mini Futures Index	June 2012	$1,172,720	$1,184,560	$11,840

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2012 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Medical — Drugs	$2,537,787	$—	$—	$2,537,787
Oil Companies — Integrated	2,744,525	—	—	2,744,525
Other Industries*	39,987,961	—	—	39,987,961
Exchange Traded Funds	2,735,448	—	—	2,735,448
Short-Term Investment Securities:
U.S. Government Treasuries	—	274,980	—	274,980
Repurchase Agreement	—	2,741,000	—	2,741,000
Other Financial Instruments:@
Open Futures Contracts-Appreciation	11,840	—	—	11,840

Total	$48,017,561	$3,015,980	$—	$51,033,541

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.
@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period. There were no transfers between levels.

See Notes to Portfolio of Investments

SunAmerica Series Trust

Growth-Income Portfolio

PORTFOLIO OF INVESTMENTS — April 30, 2012

(unaudited)

Security Description	Shares/ Principal Amount	Value (Note 1)

COMMON STOCK — 98.6%
Aerospace/Defense-Equipment — 1.0%
United Technologies Corp.	34,720	$2,834,541

Apparel Manufacturers — 1.0%
VF Corp.	18,640	2,834,212

Applications Software — 2.0%
Microsoft Corp.	176,575	5,653,931

Athletic Footwear — 0.5%
NIKE, Inc., Class B	12,740	1,425,224

Auto-Heavy Duty Trucks — 0.8%
PACCAR, Inc.	50,665	2,176,568

Auto/Truck Parts & Equipment-Original — 0.5%
Johnson Controls, Inc.	42,660	1,363,840

Banks-Commercial — 3.2%
BB&T Corp.	72,150	2,311,686
Cullen/Frost Bankers, Inc.	53,260	3,140,209
M&T Bank Corp.	44,140	3,807,958

		9,259,853

Banks-Super Regional — 4.5%
US Bancorp	87,045	2,800,238
Wells Fargo & Co.	298,155	9,967,321

		12,767,559

Beverages-Non-alcoholic — 1.1%
Coca-Cola Co.	41,580	3,173,386

Cable/Satellite TV — 1.1%
Time Warner Cable, Inc.	37,775	3,038,999

Chemicals-Diversified — 4.1%
Air Products & Chemicals, Inc.	27,850	2,380,896
E.I. du Pont de Nemours & Co.	80,360	4,296,046
PPG Industries, Inc.	48,500	5,104,140

		11,781,082

Commercial Services-Finance — 1.0%
Automatic Data Processing, Inc.	51,550	2,867,211

Computer Services — 0.9%
Accenture PLC, Class A	40,910	2,657,105

Consumer Products-Misc. — 0.9%
Tupperware Brands Corp.	43,520	2,710,861

Containers-Metal/Glass — 0.7%
Greif, Inc., Class A	37,350	2,003,454

Cosmetics & Toiletries — 0.9%
Procter & Gamble Co.	40,915	2,603,831

Distribution/Wholesale — 0.6%
Genuine Parts Co.	26,725	1,731,246

Diversified Manufacturing Operations — 1.4%
3M Co.	43,720	3,906,819

Electric Products-Misc. — 2.4%
Emerson Electric Co.	73,025	3,836,733
Molex, Inc.	104,735	2,889,639

		6,726,372

Electric-Integrated — 3.2%
CMS Energy Corp.	105,865	2,433,836
NextEra Energy, Inc.	40,165	2,584,618
Northeast Utilities	61,200	2,250,324
Southern Co.	39,455	1,812,563

		9,081,341

Electronic Components-Misc. — 0.5%
Gentex Corp.	60,535	1,329,954

Electronic Components-Semiconductors — 2.0%
Intel Corp.	82,520	2,343,568
Xilinx, Inc.	93,050	3,385,159

		5,728,727

Finance-Other Services — 0.9%
CME Group, Inc.	9,905	2,632,947

Food-Confectionery — 1.7%
Hershey Co.	46,790	3,135,398
J.M. Smucker Co.	22,320	1,777,341

		4,912,739

Food-Misc./Diversified — 1.1%
Kraft Foods, Inc., Class A	75,605	3,014,371

Gas-Distribution — 1.5%
Sempra Energy	67,020	4,338,875

Instruments-Controls — 0.8%
Honeywell International, Inc.	35,790	2,171,021

Insurance Brokers — 1.3%
Arthur J. Gallagher & Co.	96,985	3,642,757

Insurance-Life/Health — 1.5%
Prudential Financial, Inc.	73,135	4,427,593

Insurance-Multi-line — 0.6%
Cincinnati Financial Corp.	47,500	1,691,950

Insurance-Property/Casualty — 1.3%
OneBeacon Insurance Group, Ltd. Class A	74,770	1,063,977
Travelers Cos., Inc.	42,900	2,759,328

		3,823,305

Insurance-Reinsurance — 1.0%
Validus Holdings, Ltd.	92,020	2,990,650

Investment Management/Advisor Services — 3.9%
Ameriprise Financial, Inc.	29,805	1,615,729
BlackRock, Inc.	20,940	4,011,685
T. Rowe Price Group, Inc.	87,090	5,496,686

		11,124,100

Medical Products — 1.4%
Baxter International, Inc.	45,140	2,501,207
Becton, Dickinson and Co.	20,330	1,594,889

		4,096,096

Medical-Drugs — 8.5%
Abbott Laboratories	40,570	2,517,774
Johnson & Johnson	67,110	4,368,190
Merck & Co., Inc.	225,535	8,849,993
Pfizer, Inc.	372,050	8,531,107

		24,267,064

Medical-Outpatient/Home Medical — 0.8%
Lincare Holdings, Inc.	95,830	2,338,252

Multimedia — 1.0%
Time Warner, Inc.	79,020	2,960,089

Non-Hazardous Waste Disposal — 1.0%
Republic Services, Inc.	99,490	2,723,041

Oil Companies-Exploration & Production — 0.8%
Occidental Petroleum Corp.	25,530	2,328,847

Oil Companies-Integrated — 6.1%
Chevron Corp.	46,040	4,906,022
ConocoPhillips	103,340	7,402,244
Exxon Mobil Corp.	58,590	5,058,661

		17,366,927

Pipelines — 5.3%
Energy Transfer Equity LP	46,865	1,966,455
Kinder Morgan, Inc.	46,570	1,671,863
NuStar GP Holdings LLC	57,736	1,937,043
ONEOK, Inc.	32,390	2,781,977
Spectra Energy Corp.	63,895	1,964,132
Williams Cos., Inc.	143,150	4,871,395

		15,192,865

Real Estate Investment Trusts — 2.6%
Agree Realty Corp.	7,721	176,039
Alexandria Real Estate Equities, Inc.	24,870	1,863,260
National Health Investors, Inc.	39,675	1,962,722
Simon Property Group, Inc.	22,090	3,437,204

		7,439,225

Real Estate Management/Services — 0.5%
WP Carey & Co. LLC	29,230	1,377,025

Retail-Apparel/Shoe — 0.9%
Limited Brands, Inc.	50,105	2,490,219

Retail-Building Products — 1.5%
Home Depot, Inc.	80,330	4,160,291

Retail-Jewelry — 0.4%
Tiffany & Co.	15,550	1,064,553

Retail-Mail Order — 0.6%
Williams-Sonoma, Inc.	44,690	1,729,056

Retail-Major Department Stores — 1.2%
Nordstrom, Inc.	41,920	2,341,651
TJX Cos., Inc.	23,830	993,949

		3,335,600

Retail-Restaurants — 2.2%
Dunkin’ Brands Group, Inc.	39,240	1,270,199
McDonald’s Corp.	26,440	2,576,578
Yum! Brands, Inc.	32,840	2,388,453

		6,235,230

Savings & Loans/Thrifts — 0.5%
People’s United Financial, Inc.	113,925	1,405,835

Semiconductor Components-Integrated Circuits — 2.1%
Analog Devices, Inc.	84,165	3,280,752
Linear Technology Corp.	84,705	2,770,700

		6,051,452

Semiconductor Equipment — 1.2%
KLA-Tencor Corp.	68,435	3,568,885

Telephone-Integrated — 3.7%
AT&T, Inc.	112,150	3,690,856
CenturyLink, Inc.	47,510	1,831,986
Verizon Communications, Inc.	127,960	5,167,025

		10,689,867

Theaters — 1.0%
Cinemark Holdings, Inc.	130,340	2,992,606

Tobacco — 2.2%
Lorillard, Inc.	20,575	2,783,592
Philip Morris International, Inc.	38,045	3,405,408

		6,189,000

Tools-Hand Held — 1.3%
Snap-on, Inc.	61,650	3,855,591

Transport-Marine — 0.2%
Seaspan Corp.	30,605	511,410

Transport-Rail — 1.0%
Norfolk Southern Corp.	38,730	2,824,579

Transport-Services — 0.5%
United Parcel Service, Inc., Class B	19,570	1,529,200

Water — 0.2%
American Water Works Co., Inc.	19,250	659,120

Total Long-Term Investment Securities (cost $246,706,798)		281,808,349

SHORT-TERM INVESTMENT SECURITIES — 1.5%

Time Deposits — 1.5%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 03/01/12 (cost $4,259,000)	$4,259,000	4,259,000

TOTAL INVESTMENTS (cost $250,965,798)(1)	100.1%	286,067,349
Liabilities in excess of other assets	(0.1)	(175,259)

NET ASSETS	100.0%	$285,892,090

(1)	See Note 4 for cost of investments on tax basis.

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2012 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Signifcant Unobservable Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock:
Medical-Drugs	$24,267,064	$—	$—	$24,267,064
Oil Companies — Integrated	17,366,927	—	—	17,366,927
Pipelines	15,192,865	—	—	15,192,865
Other Industries*	224,981,493	—	—	224,981,493
Short-Term Investment Securities:
Time Deposits	—	4,259,000	—	4,259,000

Total	$281,808,349	$4,259,000	$—	$286,067,349

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period. There were no transfers between levels.

See Notes to Portfolio of Investments

SunAmerica Series Trust

Equity Opportunities Portfolio

PORTFOLIO OF INVESTMENTS — April 30, 2012

(unaudited)

Security Description	Shares/ Principal Amount	Value (Note 1)

COMMON STOCK — 94.8%
Aerospace/Defense — 1.9%
Boeing Co.	23,210	$1,782,528

Applications Software — 0.5%
Microsoft Corp.	15,070	482,541

Auto-Cars/Light Trucks — 2.8%
Ford Motor Co.	233,760	2,636,813

Banks-Commercial — 3.7%
CIT Group, Inc.†	79,550	3,010,967
M&T Bank Corp.	5,270	454,643

		3,465,610

Beverages-Non-alcoholic — 2.7%
Dr Pepper Snapple Group, Inc.	63,350	2,570,743

Cellular Telecom — 2.2%
America Movil SAB de CV, Series L ADR	77,530	2,066,175

Computer Services — 2.4%
International Business Machines Corp.	11,100	2,298,588

Computers — 7.4%
Apple, Inc.†	11,840	6,917,402

Consulting Services — 0.1%
Towers Watson & Co., Class A	1,680	109,872

Decision Support Software — 0.8%
MSCI, Inc., Class A†	20,160	737,654

Dialysis Centers — 1.1%
DaVita, Inc.†	11,170	989,439

Diversified Banking Institutions — 5.3%
Citigroup, Inc.	65,994	2,180,442
JPMorgan Chase & Co.	65,880	2,831,522

		5,011,964

E-Commerce/Products — 3.9%
eBay, Inc.†	88,550	3,634,977

Electric-Generation — 1.4%
AES Corp.†	105,620	1,322,362

Electronic Security Devices — 2.9%
Tyco International, Ltd.	48,870	2,743,073

Enterprise Software/Service — 0.9%
Oracle Corp.	28,820	847,020

Finance-Credit Card — 1.7%
Discover Financial Services	47,860	1,622,454

Finance-Other Services — 1.5%
CME Group, Inc.	5,140	1,366,315

Food-Confectionery — 1.9%
J.M. Smucker Co.	22,890	1,822,731

Food-Misc./Diversified — 0.9%
General Mills, Inc.	20,790	808,523

Hotel/Motels — 1.3%
Hyatt Hotels Corp., Class A†	29,120	1,253,034

Insurance Brokers — 1.6%
Marsh & McLennan Cos., Inc.	45,750	1,530,338

Machinery-Pumps — 0.5%
Xylem, Inc.	17,380	484,554

Medical Instruments — 0.5%
Edwards Lifesciences Corp.†	5,050	418,999

Medical Products — 2.0%
Covidien PLC	34,710	1,917,033

Medical-Biomedical/Gene — 1.2%
Celgene Corp.†	15,020	1,095,258

Medical-Drugs — 4.7%
Abbott Laboratories	39,780	2,468,747
Bristol-Myers Squibb Co.	57,920	1,932,790

		4,401,537

Medical-Generic Drugs — 0.9%
Watson Pharmaceuticals, Inc.†	11,270	849,307

Medical-HMO — 2.2%
WellPoint, Inc.	29,740	2,016,967

Oil Companies-Exploration & Production — 4.1%
Noble Energy, Inc.	19,150	1,901,978
Occidental Petroleum Corp.	21,620	1,972,176

		3,874,154

Oil Companies-Integrated — 4.5%
Chevron Corp.	39,550	4,214,448

Oil Field Machinery & Equipment — 1.3%
National Oilwell Varco, Inc.	16,580	1,256,101

Pharmacy Services — 0.5%
Express Scripts Holding Co.†	8,554	477,228

Pipelines — 0.8%
Kinder Morgan, Inc.	21,490	771,491

Publishing-Books — 3.3%
McGraw-Hill Cos., Inc.	62,460	3,071,158

Quarrying — 1.0%
Vulcan Materials Co.	21,750	931,118

Retail-Auto Parts — 1.0%
AutoZone, Inc.†	2,250	891,360

Retail-Automobile — 0.7%
CarMax, Inc.†	20,820	642,713

Retail-Major Department Stores — 1.8%
TJX Cos., Inc.	41,460	1,729,297

Retail-Restaurants — 0.6%
McDonald’s Corp.	5,960	580,802

Semiconductor Components-Integrated Circuits — 2.4%
QUALCOMM, Inc.	36,010	2,298,878

Telecom Equipment-Fiber Optics — 0.8%
Corning, Inc.	52,470	752,945

Tobacco — 4.2%
Philip Morris International, Inc.	44,050	3,942,915

Transport-Rail — 2.2%
CSX Corp.	89,430	1,995,183
QR National, Ltd.	26,100	98,990

		2,094,173

Transport-Services — 2.3%
United Parcel Service, Inc., Class B	27,350	2,137,129

Vitamins & Nutrition Products — 1.2%
Mead Johnson Nutrition Co.	13,110	1,121,692

Web Portals/ISP — 1.2%
Google, Inc., Class A†	1,910	1,155,989

Total Long-Term Investment Securities (cost $70,473,608)		89,147,402

REPURCHASE AGREEMENT — 3.3%
Agreement with State Street Bank and Trust Co., bearing interest at 0.01%, dated 04/30/12, to be repurchased 05/01/12 in the amount of $3,127,001 and collateralized by $3,180,000 of Federal Home Loan Mtg. Corp Notes bearing interest at 0.86% due 11/25/14 and having an approximate value of $3,192,914. (cost $3,127,000)	$3,127,000	3,127,000

TOTAL INVESTMENTS (cost $73,600,608)(1)	98.1%	92,274,402
Other assets less liabilities	1.9	1,786,260

NET ASSETS	100.0%	$94,060,662

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR	— American Depository Receipt

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2012 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Computers	$6,917,402	$—	$—	$6,917,402
Diversified Banking Institutions	5,011,964	—	—	5,011,964
Other Industries*	77,218,036	—	—	77,218,036
Repurchase Agreement	—	3,127,000	—	3,127,000

Total	$89,147,402	$3,127,000	$—	$92,274,402

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period. There were no transfers between levels.

See Notes to Portfolio of Investments

SunAmerica Series Trust

Davis Venture Value Portfolio

PORTFOLIO OF INVESTMENTS — April 30, 2012

(unaudited)

Security Description	Shares/ Principal Amount	Value (Note 1)

COMMON STOCK — 95.4%
Aerospace/Defense — 0.7%
Lockheed Martin Corp.	97,410	$8,819,501

Agricultural Chemicals — 2.8%
Monsanto Co.	339,789	25,885,126
Potash Corp. of Saskatchewan, Inc.	214,107	9,095,265

		34,980,391

Applications Software — 1.5%
Microsoft Corp.	584,990	18,731,380

Auto-Heavy Duty Trucks — 0.5%
PACCAR, Inc.	148,790	6,392,018

Banks-Fiduciary — 4.6%
Bank of New York Mellon Corp.	2,475,240	58,539,426

Banks-Super Regional — 6.1%
Wells Fargo & Co.	2,294,749	76,713,459

Beverages-Non-alcoholic — 2.2%
Coca-Cola Co.	355,140	27,104,285

Beverages-Wine/Spirits — 1.2%
Diageo PLC ADR	144,950	14,657,344

Brewery — 0.8%
Heineken Holding NV	228,512	10,580,800

Broadcast Services/Program — 0.1%
Grupo Televisa SA ADR	79,860	1,754,524

Building Products-Cement — 0.3%
Martin Marietta Materials, Inc.	53,500	4,434,080

Cellular Telecom — 0.4%
America Movil SAB de CV, Series L ADR	177,020	4,717,583

Chemicals-Diversified — 1.1%
Air Products & Chemicals, Inc.	168,200	14,379,418

Chemicals-Specialty — 0.6%
Ecolab, Inc.	110,710	7,051,120

Coal — 0.4%
China Coal Energy Co., Ltd.†	4,252,600	4,883,667

Commercial Services — 1.5%
Iron Mountain, Inc.	642,152	19,502,156

Commercial Services-Finance — 0.5%
Visa, Inc., Class A	48,480	5,962,070

Computers — 0.5%
Hewlett-Packard Co.	256,245	6,344,626

Containers-Paper/Plastic — 0.3%
Sealed Air Corp.	200,878	3,852,840

Cosmetics & Toiletries — 0.2%
Natura Cosmeticos SA	89,200	2,047,321

Distribution/Wholesale — 0.3%
Li & Fung, Ltd.	1,587,000	3,395,462

Diversified Banking Institutions — 2.1%
Bank of America Corp.	111,822	906,876
Goldman Sachs Group, Inc.	49,600	5,711,440
JPMorgan Chase & Co.	89,076	3,828,487
Julius Baer Group, Ltd.†	406,000	15,543,987

		25,990,790

Diversified Minerals — 0.5%
BHP Billiton PLC	200,800	6,434,467

Diversified Operations — 1.0%
China Merchants Holdings International Co., Ltd.	3,931,208	12,743,181

E-Commerce/Products — 0.6%
Netflix, Inc.†	92,730	7,431,382

E-Commerce/Services — 0.9%
Expedia, Inc.	116,225	4,954,672
Groupon, Inc.†	84,800	908,208
Liberty Interactive Corp., Class A†	311,400	5,866,776

		11,729,656

Electronic Components-Semiconductors — 1.9%
Intel Corp.	174,430	4,953,812
Texas Instruments, Inc.	614,280	19,620,103

		24,573,915

Electronic Measurement Instruments — 0.4%
Agilent Technologies, Inc.	118,482	4,997,571

Enterprise Software/Service — 0.6%
Oracle Corp.	249,800	7,341,622

Entertainment Software — 0.6%
Activision Blizzard, Inc.	547,700	7,048,899

Finance-Credit Card — 6.0%
American Express Co.	1,260,630	75,902,532

Finance-Investment Banker/Broker — 0.6%
Charles Schwab Corp.	505,210	7,224,503

Finance-Other Services — 0.2%
CME Group, Inc.	8,480	2,254,154

Food-Misc./Diversified — 0.7%
Kraft Foods, Inc., Class A	55,760	2,223,151
Nestle SA	39,240	2,403,729
Unilever NV	111,100	3,816,285

		8,443,165

Food-Wholesale/Distribution — 0.3%
Sysco Corp.	118,900	3,436,210

Forestry — 0.0%
Sino-Forest Corp.†*(1)(2)	25,000	0
Sino-Forest Corp.†(1)(2)	916,990	0

		0

Home Decoration Products — 0.2%
Hunter Douglas NV	56,620	2,435,807

Industrial Gases — 0.7%
Praxair, Inc.	79,000	9,140,300

Insurance Brokers — 0.1%
Aon PLC	36,860	1,909,348

Insurance-Multi-line — 3.7%
ACE, Ltd.	132,920	10,097,932
Loews Corp.	901,650	37,084,865

		47,182,797

Insurance-Property/Casualty — 4.8%
Alleghany Corp.†	48,246	16,543,553
Fairfax Financial Holdings, Ltd. (OTC)	14,290	5,859,365
Fairfax Financial Holdings, Ltd. (TSX)	6,820	2,796,003
Markel Corp.†	3,800	1,673,064
Progressive Corp.	1,596,900	34,013,970

		60,885,955

Insurance-Reinsurance — 3.1%
Berkshire Hathaway, Inc., Class A†	286	34,548,800
Everest Re Group, Ltd.	46,575	4,615,582

		39,164,382

Investment Management/Advisor Services — 0.5%
Ameriprise Financial, Inc.	106,600	5,778,786

Medical Products — 0.7%
Baxter International, Inc.	115,700	6,410,937
Becton, Dickinson and Co.	29,110	2,283,679

		8,694,616

Medical-Drugs — 2.5%
Johnson & Johnson	105,460	6,864,391
Merck & Co., Inc.	262,601	10,304,463
Roche Holding AG	79,900	14,595,296

		31,764,150

Metal-Diversified — 0.6%
Rio Tinto PLC	129,360	7,206,133

Motorcycle/Motor Scooter — 0.4%
Harley-Davidson, Inc.	108,110	5,657,396

Multimedia — 1.9%
Walt Disney Co.	552,900	23,835,519

Oil & Gas Drilling — 0.6%
Transocean, Ltd.	153,648	7,742,323

Oil Companies-Exploration & Production — 9.1%
Canadian Natural Resources, Ltd.	1,017,248	35,349,368
Devon Energy Corp.	237,132	16,563,670
EOG Resources, Inc.	171,400	18,821,434
Occidental Petroleum Corp.	419,642	38,279,743
OGX Petroleo e Gas Participacoes SA†	747,100	5,185,391

		114,199,606

Oil-Field Services — 0.7%
Schlumberger, Ltd.	111,760	8,285,886

Pharmacy Services — 2.8%
Express Scripts Holding Co.†	631,300	35,220,227

Real Estate Operations & Development — 1.4%
Brookfield Asset Management, Inc., Class A	214,676	7,080,015
Hang Lung Group, Ltd.	1,659,000	10,402,628

		17,482,643

Retail-Automobile — 0.8%
CarMax, Inc.†	313,620	9,681,449

Retail-Bedding — 3.5%
Bed Bath & Beyond, Inc.†	620,220	43,657,286

Retail-Discount — 3.5%
Costco Wholesale Corp.	503,592	44,401,707

Retail-Drug Store — 5.6%
CVS Caremark Corp.	1,489,926	66,480,498
Walgreen Co.	101,450	3,556,837

		70,037,335

Retail-Jewelry — 0.4%
Cie Financiere Richemont SA, Class A	31,800	1,965,493
Tiffany & Co.	36,930	2,528,228

		4,493,721

Tobacco — 0.7%
Philip Morris International, Inc.	99,205	8,879,840

Transport-Marine — 0.1%
China Shipping Development Co., Ltd.†	2,907,000	1,892,127

Transport-Services — 0.7%
Kuehne & Nagel International AG	75,200	9,138,501

Transport-Truck — 0.0%
LLX Logistica SA†	84,870	142,033

Web Portals/ISP — 3.3%
Google, Inc., Class A†	69,428	42,019,908

Total Long-Term Investment Securities (cost $861,630,705)		1,201,325,299

SHORT-TERM INVESTMENT SECURITIES — 4.5%
Commercial Paper — 4.5%
Barclays U.S. Funding LLC 0.13% due 05/03/12	$26,351,000	26,350,810
Societe Generale North America 0.18% due 05/01/12	29,874,000	29,874,000

Total Short-Term Investment Securities (cost $56,224,810)		56,224,810

TOTAL INVESTMENTS (cost $917,855,515) (3)	99.9%	1,257,550,109
Other assets less liabilities	0.1	1,372,847

NET ASSETS	100.0%	$1,258,922,956

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2012, the aggregate value of these securities was $0 representing 0.0% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 1.

(2)	Illiquid security. At April 30, 2012, the aggregate value of these securities was $0 representing 0.0% of net assets.

(3)	See Note 4 for cost of investments on a tax basis.

ADR — American Depository Receipt

OTC — Over the Counter U.S.

TSX — Toronto Stock Exchange

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2012 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Banks-Super Regional	$76,713,459	$—	$—	$76,713,459
Finance-Credit Cards	75,902,532	—	—	75,902,532
Oil Companies-Exploration & Production	114,199,606	—	—	114,199,606
Retail-Drug Store	70,037,335	—	—	70,037,335
Other Industries*	864,472,367	—	0	864,472,367
Short-Term Investment Securities:
Commercial Paper	—	56,224,810	—	56,224,810

Total	$1,201,325,299	$56,224,810	$0	$1,257,550,109

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period. There were no transfers between levels.

At the beginning and/or end of the reporting period, Level 3 investments in securities and other financial instruments were not considered a material portion of the Portfolio.

See Notes to Portfolio of Investments

SunAmerica Series Trust

“Dogs” of Wall Street Portfolio

PORTFOLIO OF INVESTMENTS — April 30, 2012

(unaudited)

Security Description	Shares/ Principal Amount	Value (Note 1)

COMMON STOCK — 96.9%
Aerospace/Defense — 3.3%
Northrop Grumman Corp.	46,914	$2,968,718

Beverages-Non-alcoholic — 3.2%
PepsiCo, Inc.	43,659	2,881,494

Chemicals-Diversified — 3.2%
E.I. du Pont de Nemours & Co.	54,717	2,925,171

Commercial Services-Finance — 6.4%
Automatic Data Processing, Inc.	52,405	2,914,766
Paychex, Inc.	92,721	2,872,497

		5,787,263

Consumer Products-Misc. — 6.6%
Clorox Co.	41,699	2,923,100
Kimberly-Clark Corp.	39,017	3,061,664

		5,984,764

Cosmetics & Toiletries — 3.0%
Procter & Gamble Co.	42,909	2,730,729

Distribution/Wholesale — 3.3%
Genuine Parts Co.	45,954	2,976,900

Diversified Manufacturing Operations — 6.3%
Eaton Corp.	58,097	2,799,113
General Electric Co.	145,248	2,843,956

		5,643,069

Electric Products-Misc. — 3.2%
Emerson Electric Co.	55,193	2,899,840

Electronics-Military — 3.3%
L-3 Communications Holdings, Inc.	40,806	3,000,873

Food-Misc./Diversified — 9.6%
General Mills, Inc.	73,933	2,875,255
Kellogg Co.	54,269	2,744,383
Kraft Foods, Inc., Class A	75,764	3,020,711

		8,640,349

Food-Wholesale/Distribution — 3.1%
Sysco Corp.	97,307	2,812,172

Medical-Drugs — 13.0%
Abbott Laboratories	47,496	2,947,602
Johnson & Johnson	43,950	2,860,705
Merck & Co., Inc.	75,658	2,968,820
Pfizer, Inc.	128,772	2,952,742

		11,729,869

Oil Companies-Integrated — 3.2%
Chevron Corp.	26,791	2,854,849

Retail-Restaurants — 6.3%
Darden Restaurants, Inc.	56,726	2,840,838
McDonald’s Corp.	29,546	2,879,258

		5,720,096

Semiconductor Components-Integrated Circuits — 3.2%
Linear Technology Corp.	88,177	2,884,270

Telephone-Integrated — 6.7%
AT&T, Inc.	92,119	3,031,636
Verizon Communications, Inc.	75,505	3,048,892

		6,080,528

Tobacco — 3.3%
Lorillard, Inc.	22,204	3,003,979

Toys — 3.2%
Hasbro, Inc.	77,649	2,852,824

Transport-Rail — 3.5%
Norfolk Southern Corp.	43,402	3,165,308

Total Long-Term Investment Securities (cost $78,528,768)		87,543,065

REPURCHASE AGREEMENT — 2.7%
State Street Bank and Trust Co. Joint Repurchase Agreement(1) (cost $2,380,000)	$2,380,000	2,380,000

TOTAL INVESTMENTS (cost $80,908,768) (2)	99.6%	89,923,065
Other assets less liabilities	0.4	391,825

NET ASSETS	100.0%	$90,314,890

(1)	See Note 2 for details of Joint Repurchase Agreements.

(2)	See Note 4 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2012 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Commercial Services-Finance	$5,787,263	$—	$—	$5,787,263
Consumer Products-Misc.	5,984,764	—	—	5,984,764
Diversified Manufacturing Operations	5,643,069	—	—	5,643,069
Food-Misc.	8,640,349	—	—	8,640,349
Medical-Drugs	11,729,869	—	—	11,729,869
Retail-Restaurants	5,720,096	—	—	5,720,096
Telephone-Integrated	6,080,528	—	—	6,080,528
Other Industries*	37,957,127	—	—	37,957,127
Repurchase Agreement	—	2,380,000	—	2,380,000

Total	$87,543,065	$2,380,000	$—	$89,923,065

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period. There were no transfers between levels.

See Notes to Portfolio of Investments

SunAmerica Series Trust

Alliance Growth Portfolio

PORTFOLIO OF INVESTMENTS — April 30, 2012

(unaudited)

Security Description	Shares/ Principal Amount	Value (Note 1)

COMMON STOCK — 95.8%

Aerospace/Defense — 1.9%
Boeing Co.	97,075	$7,455,360

Agricultural Chemicals — 2.5%
Monsanto Co.	84,580	6,443,305
Potash Corp. of Saskatchewan, Inc.	80,930	3,437,906

		9,881,211

Apparel Manufacturers — 1.4%
Coach, Inc.	75,110	5,495,048

Applications Software — 3.7%
Citrix Systems, Inc.†	70,300	6,018,383
Intuit, Inc.	101,830	5,903,085
Salesforce.com, Inc.†	15,990	2,490,123

		14,411,591

Auto/Truck Parts & Equipment-Original — 0.9%
BorgWarner, Inc.†	44,016	3,479,025

Cable/Satellite TV — 2.5%
Comcast Corp., Class A	325,278	9,865,682

Casino Hotels — 0.7%
Las Vegas Sands Corp.	51,330	2,848,302

Commercial Services-Finance — 0.6%
Visa, Inc., Class A	17,870	2,197,653

Computer Services — 1.6%
Cognizant Technology Solutions Corp., Class A†	86,150	6,316,518

Computers — 8.6%
Apple, Inc.†	57,640	33,675,594

Computers-Memory Devices — 1.9%
EMC Corp.†	262,307	7,399,680

Diversified Banking Institutions — 2.8%
Goldman Sachs Group, Inc.	27,660	3,185,049
JPMorgan Chase & Co.	180,520	7,758,750

		10,943,799

Diversified Manufacturing Operations — 3.9%
Danaher Corp.	232,151	12,587,227
Dover Corp.	43,880	2,749,521

		15,336,748

E-Commerce/Products — 2.0%
Amazon.com, Inc.†	33,720	7,819,668

Electric Products-Misc. — 2.9%
AMETEK, Inc.	64,775	3,260,126
Emerson Electric Co.	156,120	8,202,545

		11,462,671

Electronic Components-Semiconductors — 1.3%
Broadcom Corp., Class A†	102,896	3,765,993
Xilinx, Inc.	42,820	1,557,792

		5,323,785

Enterprise Software/Service — 3.1%
Informatica Corp.†	41,280	1,899,706
Oracle Corp.	355,100	10,436,389

		12,336,095

Food-Confectionery — 1.1%
Hershey Co.	62,070	4,159,311

Food-Misc./Diversified — 0.9%
General Mills, Inc.	89,760	3,490,766

Industrial Automated/Robotic — 0.9%
Rockwell Automation, Inc.	45,151	3,491,978

Internet Infrastructure Software — 1.6%
F5 Networks, Inc.†	18,590	2,489,759
TIBCO Software, Inc.†	112,284	3,694,143

		6,183,902

Machinery-General Industrial — 0.7%
Roper Industries, Inc.	27,930	2,846,067

Machinery-Pumps — 0.9%
Flowserve Corp.	31,627	3,634,891

Medical Products — 2.6%
Covidien PLC	118,290	6,533,156
Stryker Corp.	66,240	3,614,717

		10,147,873

Medical-Biomedical/Gene — 0.8%
Gilead Sciences, Inc.†	27,130	1,411,031
Illumina, Inc.†	39,853	1,774,654

		3,185,685

Medical-Drugs — 1.7%
Allergan, Inc.	68,470	6,573,120

Medical-Generic Drugs — 0.8%
Perrigo Co.	31,470	3,301,203

Medical-HMO — 1.9%
UnitedHealth Group, Inc.	130,084	7,304,217

Metal Processors & Fabrication — 2.5%
Precision Castparts Corp.	55,110	9,719,751

Metal-Copper — 1.1%
Freeport-McMoRan Copper & Gold, Inc.	108,798	4,166,963

Motorcycle/Motor Scooter — 0.7%
Harley-Davidson, Inc.	56,867	2,975,850

Multimedia — 3.2%
Walt Disney Co.	288,052	12,417,922

Networking Products — 1.5%
Cisco Systems, Inc.	290,130	5,846,119

Oil & Gas Drilling — 0.9%
Ensco PLC ADR	68,650	3,751,722

Oil Companies-Exploration & Production — 4.9%
Anadarko Petroleum Corp.	63,725	4,665,307
EOG Resources, Inc.	66,475	7,299,620
Noble Energy, Inc.	75,150	7,463,898

		19,428,825

Oil Field Machinery & Equipment — 2.6%
FMC Technologies, Inc.†	65,150	3,062,050
National Oilwell Varco, Inc.	92,760	7,027,498

		10,089,548

Oil-Field Services — 6.1%
Halliburton Co.	111,320	3,809,370
Oceaneering International, Inc.	70,460	3,637,850
Schlumberger, Ltd.	223,360	16,559,911

		24,007,131

Pharmacy Services — 1.1%
Express Scripts Holding Co.†	81,331	4,537,456

Private Equity — 1.3%
Blackstone Group LP	366,413	4,968,560

Real Estate Management/Services — 0.6%
CBRE Group, Inc., Class A†	124,140	2,335,073

Retail-Apparel/Shoe — 0.7%
PVH Corp.	29,401	2,610,809

Retail-Discount — 0.8%
Dollar General Corp.†	66,545	3,158,226

Retail-Restaurants — 1.3%
Starbucks Corp.	90,750	5,207,235

Semiconductor Components-Integrated Circuits — 5.1%
Marvell Technology Group, Ltd.†	409,337	6,144,148
QUALCOMM, Inc.	218,970	13,979,045

		20,123,193

Transport-Services — 1.6%
United Parcel Service, Inc., Class B	82,660	6,459,052

Web Portals/ISP — 3.6%
Google, Inc., Class A†	23,605	14,286,454

Total Long-Term Investment Securities (cost $315,841,674)		376,657,332

SHORT-TERM INVESTMENT SECURITIES — 4.7%
Time Deposits — 4.7%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 03/01/12 (cost $18,397,000)	$18,397,000	18,397,000

TOTAL INVESTMENTS (cost $334,238,674)(1)	100.5%	395,054,332
Liabilities in excess of other assets	(0.5)	(1,789,937)

NET ASSETS	100.0%	$393,264,395

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2012 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Computers	$33,675,594	$—	$—	$33,675,594
Oil — Field Services	24,007,131	—	—	24,007,131
Semiconductor Components-Integrated Circuits	20,123,193	—	—	20,123,193
Other Industries*	298,851,414	—	—	298,851,414
Short-Term Investment Securities:
Time Deposits	—	18,397,000	—	18,397,000

Total	$376,657,332	$18,397,000	$—	$395,054,332

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period. There were no transfers between levels.

See Notes to Portfolio of Investments

SunAmerica Series Trust

Capital Growth Portfolio

PORTFOLIO OF INVESTMENTS — April 30, 2012

(unaudited)

Security Description	Shares/ Principal Amount	Value (Note 1)

COMMON STOCK — 98.1%
Aerospace/Defense-Equipment — 1.3%
United Technologies Corp.	10,720	$875,181

Agricultural Chemicals — 0.9%
Monsanto Co.	8,080	615,534

Apparel Manufacturers — 2.3%
Coach, Inc.	12,440	910,110
Ralph Lauren Corp.	3,680	633,954

		1,544,064

Applications Software — 1.5%
Intuit, Inc.	15,800	915,926
Salesforce.com, Inc.†	630	98,110

		1,014,036

Athletic Footwear — 1.6%
NIKE, Inc., Class B	9,290	1,039,272

Auto/Truck Parts & Equipment-Original — 1.0%
Johnson Controls, Inc.	19,930	637,162

Banks-Commercial — 0.8%
Standard Chartered PLC	20,124	491,848

Beverages-Non-alcoholic — 1.7%
Coca-Cola Co.	14,380	1,097,482

Beverages-Wine/Spirits — 1.0%
Brown-Forman Corp., Class B	7,790	672,667

Brewery — 1.4%
SABMiller PLC	22,340	938,476

Chemicals-Specialty — 1.2%
Ecolab, Inc.	12,030	766,191

Commercial Services-Finance — 1.2%
Visa, Inc., Class A	6,430	790,761

Computer Services — 1.1%
International Business Machines Corp.	3,480	720,638

Computers — 8.0%
Apple, Inc.†	9,060	5,293,214

Computers-Integrated Systems — 1.0%
Teradata Corp.†	9,580	668,492

Computers-Memory Devices — 0.4%
SanDisk Corp.†	6,620	245,006

Cosmetics & Toiletries — 2.2%
Colgate-Palmolive Co.	8,840	874,630
Estee Lauder Cos., Inc., Class A	9,150	597,952

		1,472,582

Diversified Manufacturing Operations — 3.1%
Danaher Corp.	18,770	1,017,709
Parker Hannifin Corp.	11,410	1,000,543

		2,018,252

E-Commerce/Products — 3.3%
Amazon.com, Inc.†	4,655	1,079,494
eBay, Inc.†	26,740	1,097,677

		2,177,171

Electric Products-Misc. — 1.1%
Emerson Electric Co.	13,330	700,358

Electronic Components-Semiconductors — 2.1%
Broadcom Corp., Class A†	22,650	828,990
Texas Instruments, Inc.	17,740	566,616

		1,395,606

Engines-Internal Combustion — 0.8%
Cummins, Inc.	4,480	518,918

Enterprise Software/Service — 1.0%
Oracle Corp.	22,180	651,870

Finance-Credit Card — 1.1%
American Express Co.	12,420	747,808

Food-Misc./Diversified — 1.6%
Nestle SA	15,265	935,090
Unilever NV CVA	4,039	138,312

		1,073,402

Industrial Gases — 1.7%
Praxair, Inc.	9,770	1,130,389

Instruments-Controls — 0.8%
Mettler-Toledo International, Inc.†	3,030	543,340

Machinery-Construction & Mining — 2.4%
Caterpillar, Inc.	8,510	874,572
Joy Global, Inc.	10,240	724,685

		1,599,257

Machinery-Farming — 1.0%
Deere & Co.	8,070	664,645

Medical Products — 1.3%
Baxter International, Inc.	15,510	859,409

Medical-Biomedical/Gene — 1.7%
Alexion Pharmaceuticals, Inc.†	4,370	394,698
Vertex Pharmaceuticals, Inc.†	19,330	743,819

		1,138,517

Medical-Drugs — 6.4%
Allergan, Inc.	14,350	1,377,600
Bristol-Myers Squibb Co.	29,040	969,065
Novo Nordisk A/S, Class B	7,281	1,073,974
Roche Holding AG	4,525	826,579

		4,247,218

Medical-Generic Drugs — 0.6%
Perrigo Co.	3,820	400,718

Metal Processors & Fabrication — 1.3%
Precision Castparts Corp.	4,970	876,559

Metal-Copper — 0.3%
Freeport-McMoRan Copper & Gold, Inc.	5,440	208,352

Multimedia — 1.6%
Walt Disney Co.	24,450	1,054,039

Oil & Gas Drilling — 1.0%
Ensco PLC ADR	11,810	645,417

Oil Companies-Exploration & Production — 3.2%
Apache Corp.	7,350	705,159
Noble Energy, Inc.	3,190	316,831
Occidental Petroleum Corp.	11,850	1,080,957

		2,102,947

Oil Companies-Integrated — 2.3%
Chevron Corp.	9,260	986,745
ConocoPhillips	7,490	536,509

		1,523,254

Oil Field Machinery & Equipment — 2.3%
Cameron International Corp.†	13,860	710,325
National Oilwell Varco, Inc.	10,870	823,511

		1,533,836

Oil-Field Services — 1.8%
Schlumberger, Ltd.	15,570	1,154,360

Retail-Auto Parts — 1.9%
O’Reilly Automotive, Inc.†	11,660	1,229,664

Retail-Bedding — 0.6%
Bed Bath & Beyond, Inc.†	5,500	387,145

Retail-Discount — 1.9%
Costco Wholesale Corp.	14,080	1,241,434

Retail-Jewelry — 0.9%
Tiffany & Co.	8,970	614,086

Retail-Major Department Stores — 1.4%
TJX Cos., Inc.	22,560	940,978

Retail-Restaurants — 3.3%
McDonald’s Corp.	15,440	1,504,628
Yum! Brands, Inc.	9,400	683,662

		2,188,290

Semiconductor Components-Integrated Circuits — 4.3%
QUALCOMM, Inc.	43,930	2,804,491

Software Tools — 1.3%
VMware, Inc., Class A†	7,630	852,424

Telecom Equipment-Fiber Optics — 1.1%
Corning, Inc.	48,890	701,571

Telecommunication Equipment — 0.9%
Juniper Networks, Inc.†	28,350	607,541

Tobacco — 1.1%
Philip Morris International, Inc.	7,760	694,598

Transport-Rail — 1.7%
Union Pacific Corp.	10,100	1,135,644

Transport-Services — 1.3%
United Parcel Service, Inc., Class B	10,840	847,038

Transport-Truck — 0.4%
J.B. Hunt Transport Services, Inc.	4,250	235,153

Vitamins & Nutrition Products — 0.9%
Mead Johnson Nutrition Co.	7,030	601,487

Web Portals/ISP — 2.7%
Google, Inc., Class A†	2,955	1,788,455

Total Long-Term Investment Securities (cost $47,955,810)		64,718,247

REPURCHASE AGREEMENT — 3.6%
Agreement with State Street Bank and Trust Co., bearing interest at 0.01% dated 04/30/12 to be repurchased 05/01/12 in the amount of $1,233,000 and collateralized by $1,255,000 of Federal Home Loan Mtg. Corp. Notes, bearing interest at 0.86% due 11/25/14 and having approximate value of $1,260,097 (cost $1,233,000)	$1,233,000	1,233,000

TOTAL INVESTMENTS (cost $49,188,810) (1)	100.0%	65,951,247
Other assets less liabilities	0.0	9,374

NET ASSETS	100.0%	$65,960,621

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR—	American Depository Receipt

CVA—	Certification Van Aandelen (Dutch Certificate)

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2012 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Computers	$5,293,214	$—	$—	$5,293,214
Medical-Drugs	4,247,218	—	—	4,247,218
Other Industries*	55,177,815	—	—	55,177,815
Repurchase Agreement	—	1,233,000	—	1,233,000

Total	$64,718,247	$1,233,000	$—	$65,951,247

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period. There were no transfers between levels.

See Notes to Financial Statements

SunAmerica Series Trust

MFS Massachusetts Investors Trust Portfolio

PORTFOLIO OF INVESTMENTS — April 30, 2012

(unaudited)

Security Description	Shares/ Principal Amount	Value (Note 1)

COMMON STOCK — 98.1%
Aerospace/Defense-Equipment — 1.7%
United Technologies Corp.	80,490	$6,571,204

Apparel Manufacturers — 0.7%
VF Corp.	17,840	2,712,572

Applications Software — 0.9%
Check Point Software Technologies, Ltd.†	58,250	3,386,073

Athletic Footwear — 1.0%
NIKE, Inc., Class B	34,030	3,806,936

Auto-Cars/Light Trucks — 0.7%
Bayerische Motoren Werke AG	26,823	2,549,658

Banks-Fiduciary — 1.4%
Bank of New York Mellon Corp.	95,244	2,252,521
State Street Corp.	63,350	2,928,037

		5,180,558

Banks-Super Regional — 2.0%
Wells Fargo & Co.	220,750	7,379,672

Beverages-Non-alcoholic — 0.4%
PepsiCo, Inc.	22,672	1,496,352

Beverages-Wine/Spirits — 1.0%
Diageo PLC	147,807	3,720,476

Brewery — 1.4%
Heineken NV	93,441	5,110,165

Cable/Satellite TV — 1.2%
Comcast Corp., Class A	146,390	4,440,009

Chemicals-Diversified — 0.8%
Celanese Corp., Series A	62,050	3,006,943

Coatings/Paint — 0.8%
Sherwin-Williams Co.	25,440	3,059,923

Commercial Services-Finance — 2.8%
Mastercard, Inc., Class A	11,080	5,011,152
Visa, Inc., Class A	43,740	5,379,145

		10,390,297

Computer Services — 1.4%
Accenture PLC, Class A	41,640	2,704,518
International Business Machines Corp.	11,600	2,402,128

		5,106,646

Computers — 4.4%
Apple, Inc.†	28,310	16,539,834

Computers-Memory Devices — 1.9%
EMC Corp.†	252,010	7,109,202

Cosmetics & Toiletries — 2.8%
Colgate-Palmolive Co.	31,420	3,108,695
Procter & Gamble Co.	115,790	7,368,875

		10,477,570

Diversified Banking Institutions — 4.4%
Bank of America Corp.	396,060	3,212,047
Goldman Sachs Group, Inc.	41,470	4,775,270
JPMorgan Chase & Co.	199,180	8,560,756

		16,548,073

Diversified Manufacturing Operations — 4.0%
3M Co.	62,460	5,581,426
Danaher Corp.	174,270	9,448,919

		15,030,345

Diversified Operations — 1.0%
LVMH Moet Hennessy Louis Vuitton SA	21,993	3,643,384

Electric-Integrated — 3.1%
Alliant Energy Corp.	60,320	2,728,877
American Electric Power Co., Inc.	75,220	2,921,545
Exelon Corp.	61,830	2,411,988
Wisconsin Energy Corp.	97,260	3,583,058

		11,645,468

Electronic Components-Semiconductors — 2.0%
Altera Corp.	67,230	2,391,371
Microchip Technology, Inc.	143,190	5,060,335

		7,451,706

Engineering/R&D Services — 0.7%
Fluor Corp.	47,710	2,755,253

Enterprise Software/Service — 2.1%
Oracle Corp.	269,710	7,926,777

Finance-Credit Card — 1.7%
American Express Co.	107,370	6,464,748

Food-Misc./Diversified — 2.5%
Danone	84,141	5,919,712
General Mills, Inc.	85,210	3,313,817

		9,233,529

Industrial Gases — 2.0%
Linde AG	21,941	3,755,300
Praxair, Inc.	31,580	3,653,806

		7,409,106

Instruments-Controls — 1.4%
Honeywell International, Inc.	86,660	5,256,796

Instruments-Scientific — 1.3%
Thermo Fisher Scientific, Inc.	90,300	5,025,195

Insurance Brokers — 1.0%
Aon PLC	74,370	3,852,366

Insurance-Multi-line — 1.5%
ACE, Ltd.	73,010	5,546,570

Internet Security — 0.5%
VeriSign, Inc.	43,230	1,777,185

Investment Management/Advisor Services — 2.4%
BlackRock, Inc.	24,076	4,612,480
Franklin Resources, Inc.	36,150	4,537,187

		9,149,667

Medical Instruments — 2.2%
Medtronic, Inc.	84,930	3,244,326
St. Jude Medical, Inc.	129,680	5,021,210

		8,265,536

Medical Products — 2.3%
Baxter International, Inc.	43,480	2,409,227
Covidien PLC	110,480	6,101,810

		8,511,037

Medical-Biomedical/Gene — 1.1%
Gilead Sciences, Inc.†	77,320	4,021,413

Medical-Drugs — 3.8%
Johnson & Johnson	98,390	6,404,205
Pfizer, Inc.	345,940	7,932,404

		14,336,609

Medical-Generic Drugs — 0.7%
Teva Pharmaceutical Industries, Ltd. ADR	61,320	2,804,777

Metal Processors & Fabrication — 0.5%
Precision Castparts Corp.	10,970	1,934,779

Multimedia — 3.3%
Viacom, Inc., Class B	96,060	4,456,223
Walt Disney Co.	187,490	8,082,694

		12,538,917

Networking Products — 1.3%
Cisco Systems, Inc.	234,010	4,715,302

Oil Companies-Exploration & Production — 2.1%
EOG Resources, Inc.	32,420	3,560,040
Occidental Petroleum Corp.	49,300	4,497,146

		8,057,186

Oil Companies-Integrated — 4.2%
Chevron Corp.	62,060	6,613,113
Exxon Mobil Corp.	107,820	9,309,179

		15,922,292

Oil Field Machinery & Equipment — 2.1%
Cameron International Corp.†	63,170	3,237,462
Dresser-Rand Group, Inc.†	46,540	2,265,567
National Oilwell Varco, Inc.	33,260	2,519,778

		8,022,807

Oil-Field Services — 0.8%
Schlumberger, Ltd.	40,870	3,030,102

Real Estate Investment Trusts — 1.2%
American Tower Corp.	70,900	4,649,622

Retail-Apparel/Shoe — 0.6%
Hennes & Mauritz AB, Class B	67,250	2,310,271

Retail-Discount — 1.8%
Target Corp.	116,810	6,767,971

Retail-Regional Department Stores — 1.0%
Kohl’s Corp.	76,020	3,810,883

Semiconductor Equipment — 0.5%
ASML Holding NV	39,036	1,990,446

Soap & Cleaning Preparation — 1.0%
Reckitt Benckiser Group PLC	62,859	3,659,237

Telephone-Integrated — 1.0%
AT&T, Inc.	116,660	3,839,281

Tobacco — 2.2%
Philip Morris International, Inc.	94,390	8,448,849

Tools-Hand Held — 0.9%
Stanley Black & Decker, Inc.	47,700	3,489,732

Transport-Rail — 1.4%
Canadian National Railway Co. (NYSE)	60,040	5,120,211

Transport-Services — 1.1%
United Parcel Service, Inc., Class B	52,270	4,084,378

Web Portals/ISP — 2.1%
Google, Inc., Class A†	12,850	7,777,205

Total Long-Term Investment Securities (cost $306,425,218)		368,869,101

SHORT-TERM INVESTMENT SECURITIES — 1.7%
Commercial Paper — 1.7%
HSBC Americas, Inc. 0.10% due 05/01/12 (cost $6,301,000)	$6,301,000	6,301,000

TOTAL INVESTMENTS (cost $312,726,218) (1)	99.8%	375,170,101
Other assets less liabilities	0.2	692,489

NET ASSETS	100.0%	$375,862,590

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR—America Depository Receipt

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2012 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock	$368,869,101	$—	$—	$368,869,101
Short-Term Investment Securities:
Commercial Paper	—	6,301,000	—	6,301,000

Total	$368,869,101	$6,301,000	$—	$375,170,101

The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period. There were no transfers between levels.

See Notes to Portfolio of Investments

SunAmerica Series Trust

Fundamental Growth Portfolio

PORTFOLIO OF INVESTMENTS — April 30, 2012

(unaudited)

Security Description	Shares/ Principal Amount	Value (Note 1)

COMMON STOCK — 97.8%

Agricultural Chemicals — 1.9%
Monsanto Co.	38,690	$2,947,404

Apparel Manufacturers — 2.6%
Coach, Inc.	20,900	1,529,044
Ralph Lauren Corp.	13,590	2,341,149

		3,870,193

Applications Software — 1.1%
Citrix Systems, Inc.†	19,826	1,697,304

Athletic Footwear — 1.7%
NIKE, Inc., Class B	22,560	2,523,787

Auto/Truck Parts & Equipment-Original — 1.2%
BorgWarner, Inc.†	22,610	1,787,094

Banks-Super Regional — 0.7%
Capital One Financial Corp.	19,590	1,086,853

Beverages-Non-alcoholic — 1.1%
Monster Beverage Corp.†	26,760	1,738,330

Commercial Services-Finance — 3.6%
Alliance Data Systems Corp.†	11,900	1,529,031
Mastercard, Inc., Class A	2,930	1,325,151
Visa, Inc., Class A	21,200	2,607,176

		5,461,358

Computer Aided Design — 1.3%
Autodesk, Inc.†	48,540	1,911,020

Computer Services — 1.7%
Cognizant Technology Solutions Corp., Class A†	34,400	2,522,208

Computers — 7.1%
Apple, Inc.†	18,524	10,822,462

Computers-Memory Devices — 0.7%
NetApp, Inc.†	25,420	987,059

Cosmetics & Toiletries — 1.8%
Estee Lauder Cos., Inc., Class A	41,950	2,741,432

Distribution/Wholesale — 1.0%
WW Grainger, Inc.	7,443	1,546,804

Diversified Manufacturing Operations — 1.6%
Danaher Corp.	45,180	2,449,660

E-Commerce/Products — 3.5%
Amazon.com, Inc.†	8,217	1,905,522
eBay, Inc.†	82,750	3,396,888

		5,302,410

E-Commerce/Services — 1.5%
priceline.com, Inc.†	3,070	2,335,717

Electronic Components-Semiconductors — 1.9%
Avago Technologies, Ltd.	53,200	1,834,336
Broadcom Corp., Class A†	30,270	1,107,882

		2,942,218

Engines-Internal Combustion — 1.2%
Cummins, Inc.	15,744	1,823,628

Finance-Credit Card — 0.8%
Discover Financial Services	34,000	1,152,600

Food-Retail — 1.4%
Whole Foods Market, Inc.	26,170	2,173,942

Internet Infrastructure Software — 2.1%
F5 Networks, Inc.†	15,630	2,093,326
TIBCO Software, Inc.†	34,770	1,143,933

		3,237,259

Investment Management/Advisor Services — 0.6%
Ameriprise Financial, Inc.	15,510	840,797

Machinery-Construction & Mining — 1.6%
Caterpillar, Inc.	23,750	2,440,787

Machinery-Farming — 0.7%
Deere & Co.	12,690	1,045,148

Medical Information Systems — 1.6%
Cerner Corp.†	30,400	2,465,136

Medical Instruments — 1.2%
Intuitive Surgical, Inc.†	3,100	1,792,420

Medical-Biomedical/Gene — 2.6%
Alexion Pharmaceuticals, Inc.†	19,933	1,800,348
Gilead Sciences, Inc.†	40,890	2,126,689

		3,927,037

Medical-Drugs — 7.1%
Abbott Laboratories	53,210	3,302,213
Allergan, Inc.	26,395	2,533,920
Bristol-Myers Squibb Co.	57,990	1,935,126
Novo Nordisk A/S ADR	10,060	1,479,021
Shire PLC ADR	15,980	1,559,009

		10,809,289

Medical-HMO — 2.1%
Humana, Inc.	19,340	1,560,351
UnitedHealth Group, Inc.	27,920	1,567,708

		3,128,059

Metal Processors & Fabrication — 1.2%
Precision Castparts Corp.	10,030	1,768,991

Motorcycle/Motor Scooter — 0.8%
Harley-Davidson, Inc.	22,780	1,192,077

Oil & Gas Drilling — 1.1%
Ensco PLC ADR	29,240	1,597,966

Oil Companies-Exploration & Production — 3.0%
Occidental Petroleum Corp.	15,330	1,398,403
Pioneer Natural Resources Co.	22,030	2,551,515
Plains Exploration & Production Co.†	15,610	637,668

		4,587,586

Oil Companies-Integrated — 1.5%
Exxon Mobil Corp.	25,890	2,235,343

Oil Field Machinery & Equipment — 0.9%
Cameron International Corp.†	26,780	1,372,475

Oil-Field Services — 1.0%
Schlumberger, Ltd.	21,260	1,576,216

Pipelines — 1.3%
Williams Cos., Inc.	56,670	1,928,480

Rental Auto/Equipment — 0.6%
Hertz Global Holdings, Inc.†	56,905	876,906

Retail-Apparel/Shoe — 2.9%
Limited Brands, Inc.	49,410	2,455,677
Lululemon Athletica, Inc.†	25,540	1,893,536

		4,349,213

Retail-Building Products — 1.7%
Home Depot, Inc.	50,370	2,608,662

Retail-Discount — 4.1%
Costco Wholesale Corp.	35,930	3,167,948
Dollar General Corp.†	64,104	3,042,376

		6,210,324

Retail-Major Department Stores — 2.4%
Nordstrom, Inc.	37,330	2,085,254
TJX Cos., Inc.	36,310	1,514,490

		3,599,744

Retail-Restaurants — 2.6%
Starbucks Corp.	40,330	2,314,136
Yum! Brands, Inc.	22,840	1,661,153

		3,975,289

Semiconductor Components-Integrated Circuits — 2.7%
QUALCOMM, Inc.	64,920	4,144,493

Software Tools — 0.9%
VMware, Inc., Class A†	11,980	1,338,406

Television — 1.0%
CBS Corp., Class B	45,190	1,507,086

Transport-Rail — 2.1%
Kansas City Southern	16,890	1,300,868
Union Pacific Corp.	16,109	1,811,296

		3,112,164

Vitamins & Nutrition Products — 1.6%
Mead Johnson Nutrition Co.	28,330	2,423,915

Web Portals/ISP — 3.9%
Baidu, Inc. ADR†	13,080	1,735,716
Google, Inc., Class A†	6,990	4,230,558

		5,966,274

Wireless Equipment — 1.5%
Crown Castle International Corp.†	41,270	2,336,295

Total Long-Term Investment Securities (cost $123,213,322)		148,217,320

REPURCHASE AGREEMENT — 2.5%
Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 04/30/12, to be repurchased 05/01/12 in the amount of $3,823,001 and collateralized by $3,885,000 of Federal Home Loan Mgt. Corp. Notes, bearing interest at 0.86% due 11/25/14 and having approximate value of $3,900,777 (cost $3,823,000)	$3,823,000	3,823,000

TOTAL INVESTMENTS (cost $127,036,322)(1)	100.3%	152,040,320
Liabilities in excess of other assets	(0.3)	(517,783)

NET ASSETS	100.0%	$151,522,537

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR — American Depository Receipt

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2012 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3-Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Computers	$10,822,462	$—	$—	$10,822,462
Medical-Drugs	10,809,289	—	—	10,809,289
Other Industries*	126,585,569	—	—	126,585,569
Repurchase Agreement	—	3,823,000	—	3,823,000

Total	$148,217,320	$3,823,000	$—	$152,040,320

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period. There were no transfers between levels.

See Notes to Portfolio of Investments

SunAmerica Series Trust

Blue Chip Growth Portfolio

PORTFOLIO OF INVESTMENTS — April 30, 2012

(unaudited)

Security Description	Shares/ Principal Amount	Value (Note 1)

COMMON STOCK — 94.2%
Aerospace/Defense — 1.9%
Boeing Co.	21,689	$1,665,715

Aerospace/Defense-Equipment — 1.8%
United Technologies Corp.	19,046	1,554,915

Apparel Manufacturers — 1.2%
Coach, Inc.	14,417	1,054,748

Applications Software — 5.2%
Citrix Systems, Inc.†	10,404	890,686
Microsoft Corp.	62,390	1,997,728
Red Hat, Inc.†	7,311	435,809
Salesforce.com, Inc.†	8,260	1,286,330

		4,610,553

Athletic Footwear — 1.9%
NIKE, Inc., Class B	15,391	1,721,791

Banks-Super Regional — 0.8%
Capital One Financial Corp.	13,153	729,728

Beverages-Wine/Spirits — 0.8%
Beam, Inc.	11,682	663,304

Broadcast Services/Program — 0.8%
Discovery Communications, Inc., Class A†	13,562	738,044

Cable/Satellite TV — 2.5%
Comcast Corp., Class A	48,543	1,472,309
DISH Network Corp., Class A	23,077	737,772

		2,210,081

Chemicals-Diversified — 0.6%
FMC Corp.	4,779	527,841

Commercial Services-Finance — 3.4%
Mastercard, Inc., Class A	4,023	1,819,482
Visa, Inc., Class A	9,511	1,169,663

		2,989,145

Computer Data Security — 0.5%
Fortinet, Inc.†	17,018	444,510

Computer Services — 2.3%
International Business Machines Corp.	9,654	1,999,150

Computers — 7.6%
Apple, Inc.†	11,597	6,775,431

Computers-Integrated Systems — 0.5%
Teradata Corp.†	6,295	439,265

Computers-Memory Devices — 2.9%
EMC Corp.†	60,882	1,717,481
NetApp, Inc.†	22,623	878,451

		2,595,932

Diversified Banking Institutions — 2.0%
Goldman Sachs Group, Inc.	7,692	885,734
JPMorgan Chase & Co.	20,211	868,669

		1,754,403

E-Commerce/Products — 1.8%
Amazon.com, Inc.†	4,406	1,021,751
MercadoLibre, Inc.	6,227	602,400

		1,624,151

E-Commerce/Services — 2.0%
IAC/InterActiveCorp.	9,724	468,211
priceline.com, Inc.†	1,766	1,343,608

		1,811,819

Electric Products-Misc. — 0.7%
AMETEK, Inc.	13,055	657,058

Electronic Components-Semiconductors — 1.0%
ON Semiconductor Corp.†	108,730	898,110

Electronic Connectors — 0.7%
Amphenol Corp., Class A	11,234	653,145

Engineering/R&D Services — 0.8%
Fluor Corp.	12,148	701,547

Finance-Credit Card — 1.5%
American Express Co.	21,665	1,304,450

Food-Retail — 0.9%
Whole Foods Market, Inc.	9,120	757,598

Instruments-Controls — 1.9%
Honeywell International, Inc.	28,466	1,726,748

Internet Application Software — 0.6%
Splunk, Inc.†	14,763	501,204

Investment Management/Advisor Services — 1.5%
Affiliated Managers Group, Inc.†	8,088	918,959
Invesco, Ltd.	17,778	441,605

		1,360,564

Medical Information Systems — 1.0%
Cerner Corp.†	10,363	840,336

Medical Instruments — 1.5%
Intuitive Surgical, Inc.†	2,285	1,321,187

Medical Products — 1.2%
Stryker Corp.	19,309	1,053,692

Medical-Biomedical/Gene — 5.0%
Alexion Pharmaceuticals, Inc.†	9,693	875,472
Biogen Idec, Inc.†	10,329	1,384,189
Gilead Sciences, Inc.†	28,661	1,490,659
Illumina, Inc.†	14,978	666,970

		4,417,290

Medical-Drugs — 2.7%
Allergan, Inc.	13,144	1,261,824
Pfizer, Inc.	50,268	1,152,645

		2,414,469

Metal Processors & Fabrication — 1.5%
Precision Castparts Corp.	7,690	1,356,285

Metal-Copper — 1.4%
Freeport-McMoRan Copper & Gold, Inc.	31,597	1,210,165

Motorcycle/Motor Scooter — 1.3%
Harley-Davidson, Inc.	21,906	1,146,341

Networking Products — 0.6%
Cisco Systems, Inc.	26,722	538,448

Oil & Gas Drilling — 1.0%
Ensco PLC ADR	16,542	904,020

Oil Companies-Exploration & Production — 3.4%
Anadarko Petroleum Corp.	9,767	715,042
Apache Corp.	6,789	651,337
Cobalt International Energy, Inc.†	32,459	868,603

Southwestern Energy Co.†	25,039	790,731

		3,025,713

Oil-Field Services — 2.0%
Schlumberger, Ltd.	24,426	1,810,944

Pharmacy Services — 1.3%
Express Scripts Holding Co.†	21,142	1,179,512

Retail-Apparel/Shoe — 1.6%
Lululemon Athletica, Inc.†	6,481	480,501
Michael Kors Holdings, Ltd.†	20,744	947,379

		1,427,880

Retail-Building Products — 1.8%
Home Depot, Inc.	30,777	1,593,941

Retail-Discount — 1.8%
Costco Wholesale Corp.	17,609	1,552,586

Retail-Major Department Stores — 0.8%
J.C. Penney Co., Inc.	19,488	702,737

Retail-Restaurants — 4.6%
Chipotle Mexican Grill, Inc.†	2,043	846,109
McDonald’s Corp.	18,458	1,798,732
Starbucks Corp.	24,864	1,426,696

		4,071,537

Retail-Vitamins & Nutrition Supplements — 1.1%
GNC Holdings, Inc., Class A	25,129	981,539

Semiconductor Components-Integrated Circuits — 3.8%
Marvell Technology Group, Ltd.†	45,871	688,524
QUALCOMM, Inc.	42,370	2,704,901

		3,393,425

Software Tools — 1.0%
VMware, Inc., Class A†	8,046	898,899

Steel-Producers — 0.8%
Carpenter Technology Corp.	13,210	735,269

Telecom Equipment-Fiber Optics — 0.5%
Corning, Inc.	32,340	464,079

Vitamins & Nutrition Products — 1.3%
Mead Johnson Nutrition Co.	13,822	1,182,610

Wireless Equipment — 1.1%
Crown Castle International Corp.†	17,003	962,540

Total Long-Term Investment Securities (cost $76,463,699)		83,656,394

REPURCHASE AGREEMENT — 5.3%
State Street Bank & Trust Co. Joint Repurchase Agreement(1) (cost $4,642,000)	$4,642,000	4,642,000

TOTAL INVESTMENTS (cost $81,105,699)(2)	99.5%	88,298,394
Other assets less liabilities	0.5	487,763

NET ASSETS	100.0%	$88,786,157

†	Non-income producing security
(1)	See Note 1 for details of Joint Repurchase Agreements.
(2)	See Note 4 for cost of investments on a tax basis.
ADR	— American Depository Receipt

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2012 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Applications Software	$4,610,553	$—	$—	$4,610,553
Computers	6,775,431	—	—	6,775,431
Medical-Biomedical/Gene	4,417,290	—	—	4,417,290
Other Industries*	67,853,120	—	—	67,853,120
Repurchase Agreement	—	4,642,000	—	4,642,000

Total	$83,656,394	$4,642,000	$—	$88,298,394

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period. There were no transfers between levels.

See Notes to Portfolio of Investments

SunAmerica Series Trust

Real Estate Portfolio

PORTFOLIO OF INVESTMENTS — April 30, 2012

(unaudited)

Security Description	Shares/ Principal Amount	Value (Note 1)

COMMON STOCK — 92.2%
Real Estate Investment Trusts — 89.4%
Alexandria Real Estate Equities, Inc.	332,163	$24,885,652
American Campus Communities, Inc.	224,681	9,987,070
American Tower Corp.	121,360	7,958,789
AvalonBay Communities, Inc.	83,940	12,204,876
BioMed Realty Trust, Inc.	459,530	9,107,885
Boston Properties, Inc.	99,905	10,814,716
Brandywine Realty Trust	504,885	5,987,936
CBL & Associates Properties, Inc.	282,300	5,259,249
Coresite Realty Corp.	283,309	7,057,227
Corporate Office Properties Trust	226,442	5,332,709
CubeSmart	92,660	1,163,810
DCT Industrial Trust, Inc.	1,448,300	8,588,419
DDR Corp.	470,710	6,966,508
Digital Realty Trust, Inc.	239,200	17,961,528
DuPont Fabros Technology, Inc.	176,927	4,803,568
EastGroup Properties, Inc.	175,790	8,842,237
Education Realty Trust, Inc.	717,430	8,085,436
Entertainment Properties Trust	187,770	9,011,082
Equity Residential	162,580	9,988,915
Essex Property Trust, Inc.	57,808	9,131,930
Federal Realty Investment Trust	57,240	5,761,778
Home Properties, Inc.	25,200	1,538,460
Host Hotels & Resorts, Inc.	426,220	7,092,301
Kimco Realty Corp.	354,330	6,877,545
Macerich Co.	160,340	9,872,134
Plum Creek Timber Co., Inc.	122,490	5,149,480
Post Properties, Inc.	188,690	9,189,203
Potlatch Corp.	16,000	500,800
ProLogis, Inc.	104,100	3,724,698
Public Storage	65,560	9,392,126
Rayonier, Inc.	211,180	9,577,013
Simon Property Group, Inc.	165,566	25,762,070
SL Green Realty Corp.	78,980	6,511,111
Sunstone Hotel Investors, Inc.†	374,540	3,820,308
Ventas, Inc.	167,380	9,840,270
Vornado Realty Trust	123,197	10,575,230
Weyerhaeuser Co.	146,400	2,980,704

		311,304,773

Real Estate Operations & Development — 2.8%
Forest City Enterprises, Inc., Class A†	611,769	9,757,716

Total Common Stock (cost $264,822,840)		321,062,489

PREFERRED STOCK — 2.3%
Real Estate Investment Trusts — 2.3%
CBL & Associates Properties, Inc. 7.38%	75,800	1,912,434
Digital Realty Trust, Inc. Series D 5.50%	53,000	2,408,187
DuPont Fabros Technology, Inc. Series B 7.63%	53,600	1,366,800
ProLogis, Inc. Series M 6.75%	93,800	2,354,380

Total Preferred Stock (cost $4,278,661)		8,041,801

Total Long-Term Investment Securities (cost $269,101,501)		329,104,290

SHORT-TERM INVESTMENT SECURITIES — 5.6%
Commercial Paper — 5.6%
Barclays U.S. Funding LLC 0.13% due 05/03/12	$6,000,000	5,999,957
Societe Generale North America 0.18% due 05/01/12	13,402,000	13,402,000

Total Short-Term Investment Securities (cost $19,401,957)		19,401,957

TOTAL INVESTMENTS (cost $288,503,458) (1)	100.1%	348,506,247
Liabilities in excess of other assets	(0.1)	(243,495)

NET ASSETS	100.0%	$348,262,752

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2012 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Real Estate Investment Trusts	$311,304,773	$—	$—	$311,304,773
Other Industries*	9,757,716	—	—	9,757,716
Preferred Stock	5,633,614	2,408,187	—	8,041,801
Short-Term Investment Securities:
Commercial Paper	—	19,401,957	—	19,401,957

Total	$326,696,103	$21,810,144	$—	$348,506,247

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period. There were no transfers between levels.

See Notes to Portfolio of Investments

SunAmerica Series Trust

Small Company Value Portfolio

PORTFOLIO OF INVESTMENTS — April 30, 2012

(unaudited)

Security Description	Shares/ Principal Amount	Value (Note 1)

COMMON STOCK — 95.2%
Advanced Materials — 0.8%
Ceradyne, Inc.	76,200	$1,929,384

Aerospace/Defense-Equipment — 1.0%
AAR Corp.	158,500	2,448,825

Airlines — 0.7%
SkyWest, Inc.	180,800	1,625,392

Apparel Manufacturers — 0.4%
Maidenform Brands, Inc.†	42,700	974,841

Auto-Truck Trailers — 0.7%
Wabash National Corp.†	213,300	1,785,321

Auto/Truck Parts & Equipment-Original — 1.1%
Autoliv, Inc.	41,300	2,591,162

Banks-Commercial — 1.7%
Chemical Financial Corp.	55,100	1,216,057
Oriental Financial Group, Inc.	96,300	1,138,266
Peoples Bancorp, Inc.	20,500	376,995
Trustco Bank Corp.	236,000	1,290,920

		4,022,238

Batteries/Battery Systems — 0.1%
EnerSys†	9,100	318,045

Building & Construction Products-Misc. — 2.1%
Drew Industries, Inc.†	45,500	1,354,990
Gibraltar Industries, Inc.†	102,100	1,380,392
Simpson Manufacturing Co., Inc.	75,200	2,333,456

		5,068,838

Building Products-Doors & Windows — 0.8%
Apogee Enterprises, Inc.	133,400	2,049,024

Building Products-Wood — 1.5%
Universal Forest Products, Inc.	97,300	3,639,020

Building-Heavy Construction — 1.7%
Granite Construction, Inc.	149,600	4,164,864

Building-Maintance & Services — 1.1%
ABM Industries, Inc.	113,100	2,632,968

Building-Mobile Home/Manufactured Housing — 2.3%
Thor Industries, Inc.	141,800	4,797,094
Winnebago Industries, Inc.†	68,500	667,875

		5,464,969

Building-Residential/Commercial — 0.8%
M/I Homes, Inc.†	64,500	857,850
MDC Holdings, Inc.	35,200	989,472

		1,847,322

Chemicals-Plastics — 0.8%
A. Schulman, Inc.	81,500	2,005,715

Chemicals-Specialty — 2.2%
Cabot Corp.	64,100	2,764,633
H.B. Fuller Co.	42,900	1,411,410
Sensient Technologies Corp.	33,700	1,251,955

		5,427,998

Circuit Boards — 0.6%
Multi-Fineline Electronix, Inc.†	56,200	1,488,738

Coal — 0.2%
Arch Coal, Inc.	19,100	186,416
CONSOL Energy, Inc.	3,200	106,368
Peabody Energy Corp.	2,700	83,997

		376,781

Coatings/Paint — 1.4%
RPM International, Inc.	128,700	3,419,559

Data Processing/Management — 0.4%
Schawk, Inc.	69,300	933,471

Diversified Manufacturing Operations — 5.8%
A.O. Smith Corp.	21,550	1,025,780
Carlisle Cos., Inc.	67,800	3,733,068
EnPro Industries, Inc.†	82,200	3,403,902
Pentair, Inc.	43,380	1,880,089
Trinity Industries, Inc.	135,200	4,001,920

		14,044,759

Electric-Integrated — 0.7%
NV Energy, Inc.	106,500	1,773,225

Electronic Components-Misc. — 2.7%
Benchmark Electronics, Inc.†	228,900	3,634,932
Gentex Corp.	136,100	2,990,117

		6,625,049

Engineering/R&D Services — 0.8%
EMCOR Group, Inc.	66,600	1,952,712

Engines-Internal Combustion — 0.9%
Briggs & Stratton Corp.	116,000	2,099,600

Environmental Monitoring & Detection — 1.0%
Mine Safety Appliances Co.	58,900	2,500,894

Food-Misc./Diversified — 0.9%
Lancaster Colony Corp.	32,900	2,145,409

Home Furnishings — 2.2%
American Woodmark Corp.	60,000	1,077,000
Ethan Allen Interiors, Inc.	29,300	679,760
Hooker Furniture Corp.	70,500	834,720
La-Z-Boy, Inc.†	184,500	2,780,415

		5,371,895

Human Resources — 0.6%
Insperity, Inc.	54,100	1,475,307

Identification Systems — 1.2%
Brady Corp., Class A	90,300	2,802,009

Industrial Automated/Robotic — 0.7%
Nordson Corp.	30,000	1,617,000

Instruments-Controls — 0.6%
Watts Water Technologies, Inc., Class A	41,800	1,539,076

Insurance Brokers — 0.7%
Arthur J. Gallagher & Co.	42,700	1,603,812

Insurance-Life/Health — 3.6%
Protective Life Corp.	195,600	5,723,256
StanCorp Financial Group, Inc.	75,500	2,897,690

		8,620,946

Insurance-Multi-line — 0.9%
Old Republic International Corp.	213,000	2,119,350

Insurance-Property/Casualty — 3.0%
Hanover Insurance Group, Inc.	66,300	2,675,868
HCC Insurance Holdings, Inc.	33,800	1,080,248
RLI Corp.	7,400	509,712

Tower Group, Inc.	136,100	2,937,038

		7,202,866

Insurance-Reinsurance — 2.8%
Aspen Insurance Holdings, Ltd.	85,300	2,415,696
Montpelier Re Holdings, Ltd.	106,700	2,189,484
Validus Holdings, Ltd.	68,358	2,221,635

		6,826,815

Lasers-System/Components — 1.2%
Rofin-Sinar Technologies, Inc.†	120,300	3,031,560

Leisure Products — 1.0%
Brunswick Corp.	88,900	2,337,181

Machine Tools & Related Products — 2.4%
Kennametal, Inc.	59,700	2,521,131
Lincoln Electric Holdings, Inc.	68,800	3,371,888

		5,893,019

Machinery-Construction & Mining — 0.7%
Astec Industries, Inc.†	57,200	1,789,788

Machinery-Electrical — 0.8%
Franklin Electric Co., Inc.	37,700	1,890,655

Machinery-General Industrial — 2.2%
Applied Industrial Technologies, Inc.	30,100	1,182,930
Gardner Denver, Inc.	47,800	3,113,692
Roper Industries, Inc.	9,700	988,430

		5,285,052

Machinery-Pumps — 0.9%
Graco, Inc.	40,000	2,132,400

Medical Products — 2.6%
Hill-Rom Holdings, Inc.	56,400	1,830,180
Teleflex, Inc.	44,800	2,807,616
West Pharmaceutical Services, Inc.	35,500	1,593,950

		6,231,746

Medical Sterilization Products — 1.0%
STERIS Corp.	74,100	2,327,481

Metal Processors & Fabrication — 2.7%
CIRCOR International, Inc.	28,500	886,920
Kaydon Corp.	79,500	1,950,135
Mueller Industries, Inc.	65,300	2,984,863
Timken Co.	14,800	836,348

		6,658,266

Miscellaneous Manufacturing — 1.4%
Aptargroup, Inc.	16,600	904,866
Hillenbrand, Inc.	118,800	2,487,672

		3,392,538

Oil & Gas Drilling — 3.8%
Atwood Oceanics, Inc.†	77,100	3,417,843
Rowan Cos., Inc.†	84,000	2,900,520
Unit Corp.†	68,700	2,902,575

		9,220,938

Oil Companies-Exploration & Production — 0.9%
Energen Corp.	43,900	2,299,482

Oil-Field Services — 2.7%
Helix Energy Solutions Group, Inc.†	144,000	2,939,040
Oil States International, Inc.†	44,500	3,541,310

		6,480,350

Power Converter/Supply Equipment — 0.6%
Powell Industries, Inc.†	42,900	1,398,969

Retail-Apparel/Shoe — 3.1%
Brown Shoe Co., Inc.	183,600	1,672,596
Cato Corp., Class A	75,700	2,106,731
Christopher & Banks Corp.	150,000	280,500
Men’s Wearhouse, Inc.	92,800	3,437,312

		7,497,139

Retail-Automobile — 1.8%
Group 1 Automotive, Inc.	74,600	4,317,848

Retail-Computer Equipment — 1.3%
GameStop Corp., Class A	142,000	3,231,920

Retail-Discount — 0.3%
Fred’s, Inc., Class A	48,300	691,656

Retail-Hair Salons — 1.3%
Regis Corp.	176,800	3,244,280

Retail-Home Furnishings — 0.7%
Pier 1 Imports, Inc.	93,000	1,597,740

Retail-Leisure Products — 0.4%
West Marine, Inc.†	86,700	1,015,257

Retail-Major Department Stores — 0.4%
Saks, Inc.†	96,000	1,052,160

Semiconductor Equipment — 0.5%
Cohu, Inc.	100,500	1,103,490

Steel-Producers — 3.1%
Commercial Metals Co.	81,300	1,201,614
Reliance Steel & Aluminum Co.	75,200	4,202,928
Steel Dynamics, Inc.	175,000	2,234,750

		7,639,292

Transport-Marine — 2.7%
Overseas Shipholding Group, Inc.	67,900	794,430
Teekay Corp.	41,879	1,511,832
Tidewater, Inc.	79,300	4,363,879

		6,670,141

Transport-Rail — 0.9%
Genesee & Wyoming, Inc., Class A†	39,400	2,124,054

Transport-Services — 1.9%
Bristow Group, Inc.	93,600	4,572,360

Wire & Cable Products — 0.4%
General Cable Corp.†	33,300	980,352

Total Long-Term Investment Securities (cost $194,087,328)		230,642,313

SHORT-TERM INVESTMENT SECURITIES — 3.3%

U.S. Government Agencies — 3.3%
Federal Home Loan Bank Discount Notes 0.03% due 05/01/12 (cost $8,000,000)	$8,000,000	8,000,000

REPURCHASE AGREEMENT — 1.6%

Agreement with State Street Bank and Trust Co., bearing interest at 0.01% dated 04/30/12 to be repurchased 05/01/12 in the amount of $3,849,001 and collateralized by $3,915,000 of Federal Home Loan Mtg. Corp. Notes, bearing interest at 0.86% due 11/25/14 and having approximate value of $3,930,899 (cost $3,849,000)	3,849,000	3,849,000

TOTAL INVESTMENTS (cost $205,936,328)(1)	100.1%	242,491,313
Liabilities in excess of other assets	(0.1)	(250,852)

NET ASSETS	100.0%	$242,240,461

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2012 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock
Diversified Manufacturing Operations	$14,044,759	$—	$—	$14,044,759
Other Industries*	216,597,554	—	—	216,597,554
Short-Term Investment Securities:
U.S. Government Agencies	—	8,000,000	—	8,000,000
Repurchase Agreement	—	3,849,000	—	3,849,000

Total	$230,642,313	$11,849,000	$—	$242,491,313

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period. There were no transfers between levels.

See Notes to Portfolio of Investments

SunAmerica Series Trust

Mid-Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — April 30, 2012

(unaudited)

Security Description	Shares/ Principal Amount	Value (Note 1)

COMMON STOCK — 97.7%

Aerospace/Defense — 1.1%
TransDigm Group, Inc.†	17,671	$2,228,667

Apparel Manufacturers — 0.8%
Coach, Inc.	21,700	1,587,572

Applications Software — 5.2%
Citrix Systems, Inc.†	37,600	3,218,936
Nuance Communications, Inc.†	101,900	2,490,436
Red Hat, Inc.†	46,400	2,765,904
Salesforce.com, Inc.†	11,800	1,837,614

		10,312,890

Auto-Cars/Light Trucks — 0.5%
Tesla Motors, Inc.†	30,800	1,020,404

Auto/Truck Parts & Equipment-Original — 2.1%
Allison Transmission Holdings, Inc.†	86,900	1,816,210
BorgWarner, Inc.†	30,300	2,394,912

		4,211,122

Banks-Commercial — 1.0%
BOK Financial Corp.	36,000	2,053,080

Broadcast Services/Program — 0.7%
Discovery Communications, Inc., Class A†	23,900	1,300,638

Building & Construction Products-Misc. — 1.1%
Armstrong World Industries, Inc.	48,100	2,118,324

Building-Residential/Commercial — 1.2%
Toll Brothers, Inc.†	96,200	2,443,480

Chemicals-Diversified — 2.1%
FMC Corp.	38,700	4,274,415

Chemicals-Specialty — 0.8%
WR Grace & Co.†	27,200	1,621,392

Coatings/Paint — 1.9%
Sherwin-Williams Co.	31,500	3,788,820

Coffee — 0.8%
Green Mountain Coffee Roasters, Inc.†	34,400	1,677,000

Commercial Services-Finance — 5.0%
Alliance Data Systems Corp.†	35,400	4,548,546
FleetCor Technologies, Inc.†	51,700	2,044,735
Moody’s Corp.	82,500	3,378,375

		9,971,656

Computer Data Security — 0.9%
Fortinet, Inc.†	72,500	1,893,700

Computer Services — 1.2%
IHS, Inc., Class A†	23,800	2,405,466

Computers-Integrated Systems — 1.1%
MICROS Systems, Inc.†	38,000	2,159,540

Computers-Memory Devices — 0.9%
NetApp, Inc.†	44,400	1,724,052

Distribution/Wholesale — 2.1%
WW Grainger, Inc.	19,900	4,135,618

Diversified Manufacturing Operations — 3.0%
Carlisle Cos., Inc.	58,200	3,204,492
Cooper Industries PLC	43,900	2,746,823

		5,951,315

E-Commerce/Services — 0.5%
OpenTable, Inc.†	23,800	1,064,574

Electronic Components-Semiconductors — 4.0%
Avago Technologies, Ltd.	95,000	3,275,600
Microchip Technology, Inc.	54,600	1,929,564
Xilinx, Inc.	75,200	2,735,776

		7,940,940

Electronic Measurement Instruments — 1.4%
Agilent Technologies, Inc.	64,300	2,712,174

Engineering/R&D Services — 1.0%
Fluor Corp.	34,200	1,975,050

Engines-Internal Combustion — 1.0%
Cummins, Inc.	17,000	1,969,110

Filtration/Separation Products — 2.3%
Pall Corp.	78,500	4,679,385

Finance-Investment Banker/Broker — 0.9%
Lazard, Ltd., Class A	61,700	1,697,367

Finance-Leasing Companies — 1.1%
Air Lease Corp.†	90,800	2,135,616

Gambling (Non-Hotel) — 1.2%
International Game Technology	150,706	2,347,999

Hazardous Waste Disposal — 1.3%
Stericycle, Inc.†	29,960	2,594,536

Home Furnishings — 0.3%
Tempur-Pedic International, Inc.†	11,800	694,312

Hotel/Motels — 1.6%
Marriott International, Inc., Class A	80,800	3,158,472

Industrial Automated/Robotic — 1.2%
Rockwell Automation, Inc.	31,100	2,405,274

Insurance-Reinsurance — 0.9%
Axis Capital Holdings, Ltd.	53,300	1,813,266

Internet Infrastructure Software — 2.7%
F5 Networks, Inc.†	22,400	3,000,032
TIBCO Software, Inc.†	75,700	2,490,530

		5,490,562

Investment Management/Advisor Services — 1.5%
T. Rowe Price Group, Inc.	48,130	3,037,725

Machinery-General Industrial — 1.1%
Wabtec Corp.	27,200	2,115,616

Medical Instruments — 1.6%
Bruker Corp.†	78,500	1,179,855
Thoratec Corp.†	58,800	2,046,828

		3,226,683

Medical Products — 0.7%
Sirona Dental Systems, Inc.†	29,100	1,469,841

Medical-Biomedical/Gene — 2.7%
Alexion Pharmaceuticals, Inc.†	26,700	2,411,544
Illumina, Inc.†	29,320	1,305,620
Vertex Pharmaceuticals, Inc.†	44,900	1,727,752

		5,444,916

Medical-Drugs — 1.8%
Valeant Pharmaceuticals International, Inc.†	64,600	3,593,698

Medical-Generic Drugs — 2.2%
Perrigo Co.	27,400	2,874,260

Watson Pharmaceuticals, Inc.†	21,500	$1,620,240

		4,494,500

Medical-HMO — 2.4%
Health Net, Inc.†	52,300	1,862,403
Humana, Inc.	36,820	2,970,638

		4,833,041

Motorcycle/Motor Scooter — 1.9%
Harley-Davidson, Inc.	73,500	3,846,255

Multimedia — 1.3%
FactSet Research Systems, Inc.	24,700	2,590,042

Oil Companies-Exploration & Production — 5.4%
Concho Resources, Inc.†	45,000	4,823,100
Laredo Petroleum Holdings, Inc.†	42,800	1,130,776
Pioneer Natural Resources Co.	19,300	2,235,326
Range Resources Corp.	39,600	2,639,736

		10,828,938

Oil Field Machinery & Equipment — 2.0%
Cameron International Corp.†	79,450	4,071,812

Oil-Field Services — 0.9%
Core Laboratories NV	13,700	1,876,626

Private Equity — 0.8%
Blackstone Group LP	118,600	1,608,216

Radio — 0.9%
Sirius XM Radio, Inc.†	797,200	1,801,672

Retail-Apparel/Shoe — 1.9%
Lululemon Athletica, Inc.†	28,000	2,075,920
Michael Kors Holdings, Ltd.†	36,100	1,648,687

		3,724,607

Retail-Bedding — 0.8%
Bed Bath & Beyond, Inc.†	23,900	1,682,321

Retail-Catalog Shopping — 1.0%
MSC Industrial Direct Co., Class A	27,000	1,990,170

Retail-Misc./Diversified — 1.5%
Sally Beauty Holdings, Inc.†	109,099	2,902,033

Retail-Sporting Goods — 1.6%
Dick’s Sporting Goods, Inc.	63,700	3,223,220

Retirement/Aged Care — 1.1%
Brookdale Senior Living, Inc.†	114,300	2,172,843

Semiconductor Equipment — 1.5%
KLA-Tencor Corp.	58,200	3,035,130

Transactional Software — 0.9%
VeriFone Systems, Inc.†	37,800	1,800,792

Transport-Rail — 0.9%
Kansas City Southern	24,200	1,863,884

Transport-Truck — 1.2%
J.B. Hunt Transport Services, Inc.	42,900	2,373,657

Vitamins & Nutrition Products — 1.2%
Herbalife, Ltd.	33,900	2,383,848

Web Hosting/Design — 1.1%
Rackspace Hosting, Inc.†	37,900	2,201,611

Wireless Equipment — 0.9%
Aruba Networks, Inc.†	86,800	1,833,216

Total Long-Term Investment Securities (cost $160,461,040)		195,584,701

REPURCHASE AGREEMENT — 3.6%

Agreement with State Street Bank and Trust Co., bearing interest at 0.01% dated 04/30/12 to be repurchased 05/01/12 in the amount of $7,163,002 and collateralized by $7,280,000 of Federal Home Loan Mtg. Corp. Notes, bearing interest at 0.86% due 11/25/14 and having approximate value of $7,309,564 (cost $7,163,000)	$7,163,000	7,163,000

TOTAL INVESTMENTS (cost $167,624,040)(1)	101.3%	202,747,701
Liabilities in excess of other assets	(1.3)	(2,618,680)

NET ASSETS	100.0%	$200,129,021

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2012 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock
Applications Software	$10,312,890	$—	$—	$10,312,890
Commercial Services-Finance	9,971,656	—	—	9,971,656
Oil Companies-Exploration & Production	10,828,938	—	—	10,828,938
Other Industries*	164,471,217	—	—	164,471,217
Repurchase Agreement	—	7,163,000	—	7,163,000

Total	$195,584,701	$7,163,000	$—	$202,747,701

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period. There were no transfers between levels.

See Notes to Portfolio Statements

SunAmerica Series Trust

Aggressive Growth Portfolio

PORTFOLIO OF INVESTMENTS — April 30, 2012

(unaudited)

Security Description	Shares/ Principal Amount	Value (Note 1)

COMMON STOCK — 98.5%
Aerospace/Defense — 2.4%
TransDigm Group, Inc.†	15,080	$1,901,890

Aerospace/Defense-Equipment — 1.5%
Triumph Group, Inc.	18,420	1,157,144

Airlines — 1.0%
Copa Holdings SA, Class A	9,510	773,258

Apparel Manufacturers — 1.0%
Under Armour, Inc., Class A†	8,130	796,171

Auto-Cars/Light Trucks — 1.2%
Tesla Motors, Inc.†	27,719	918,330

Auto/Truck Parts & Equipment-Original — 1.4%
BorgWarner, Inc.†	14,270	1,127,901

Beverages-Non-alcoholic — 1.7%
Monster Beverage Corp.†	20,570	1,336,227

Brewery — 1.3%
Boston Beer Co., Inc., Class A†	9,610	992,905

Commercial Services — 1.2%
ServiceSource International, Inc.†	55,506	920,290

Commercial Services-Finance — 1.5%
Alliance Data Systems Corp.†	9,100	1,169,259

Computer Aided Design — 2.7%
Aspen Technology, Inc.†	58,900	1,165,042
Autodesk, Inc.†	24,430	961,809

		2,126,851

Computer Data Security — 1.6%
Fortinet, Inc.†	47,232	1,233,700

Consulting Services — 3.2%
Gartner, Inc.†	37,720	1,652,136
Verisk Analytics, Inc., Class A†	17,030	833,619

		2,485,755

Consumer Products-Misc. — 1.3%
SodaStream International, Ltd.†	22,790	782,836
Tumi Holdings, Inc.†	8,414	214,305

		997,141

Data Processing/Management — 0.5%
CommVault Systems, Inc.†	7,990	416,039

Diagnostic Equipment — 0.5%
Cepheid, Inc.†	10,230	392,934

Diagnostic Kits — 0.8%
Alere, Inc.†	27,456	655,924

Distribution/Wholesale — 1.6%
WESCO International, Inc.†	19,350	1,284,647

Diversified Manufacturing Operations — 1.0%
Colfax Corp.†	22,644	767,405

E-Commerce/Products — 1.4%
MercadoLibre, Inc.	11,620	1,124,119

E-Marketing/Info — 1.5%
ExactTarget, Inc.†	14,923	403,070
Liquidity Services, Inc.†	14,070	750,353

		1,153,423

Electronic Components-Semiconductors — 2.8%
Avago Technologies, Ltd.	25,250	870,620
Ceva, Inc.†	26,820	592,454
LSI Corp.†	95,380	766,855

		2,229,929

Electronic Measurement Instruments — 1.6%
Trimble Navigation, Ltd.†	23,120	1,251,717

Electronics-Military — 0.5%
M/A-COM Technology Solutions Holdings, Inc.†	21,088	418,175

Enterprise Software/Service — 0.7%
QLIK Technologies, Inc.†	18,424	530,795

Food-Misc./Diversified — 0.9%
Hain Celestial Group, Inc.†	15,290	723,217

Heart Monitors — 0.6%
HeartWare International, Inc.†	6,550	510,638

Home Furnishings — 0.7%
Select Comfort Corp.†	18,760	541,789

Human Resources — 1.0%
Team Health Holdings, Inc.†	37,810	814,427

Industrial Gases — 2.8%
Airgas, Inc.	23,670	2,169,119

Instruments-Scientific — 0.4%
FEI Co.†	6,748	338,547

Internet Application Software — 1.5%
DealerTrack Holdings, Inc.†	39,460	1,177,092

Internet Content-Information/News — 0.5%
Angie’s List, Inc.†	26,554	370,428

Internet Incubators — 0.7%
HomeAway, Inc.†	20,450	532,723

Internet Infrastructure Software — 3.2%
F5 Networks, Inc.†	7,370	987,064
TIBCO Software, Inc.†	47,620	1,566,698

		2,553,762

Internet Telephone — 2.1%
BroadSoft, Inc.†	38,180	1,634,486

Investment Management/Advisor Services — 1.7%
Affiliated Managers Group, Inc.†	11,500	1,306,630

Machinery-Construction & Mining — 0.6%
Joy Global, Inc.	6,780	479,821

Machinery-General Industrial — 3.1%
Chart Industries, Inc.†	17,940	1,371,154
Wabtec Corp.	13,330	1,036,808

		2,407,962

Machinery-Pumps — 1.5%
Graco, Inc.	21,760	1,160,026

Medical Information Systems — 1.0%
athenahealth, Inc.†	10,330	748,409

Medical Instruments — 0.8%
Bruker Corp.†	40,960	615,629

Medical Products — 0.8%
Hanger Orthopedic Group, Inc.†	27,940	657,987

Medical-Biomedical/Gene — 2.8%
Alexion Pharmaceuticals, Inc.†	11,980	1,082,033
Cubist Pharmaceuticals, Inc.†	26,560	1,122,957

		2,204,990

Medical-Drugs — 1.6%
Auxilium Pharmaceuticals, Inc.†	40,310	722,355
Endo Pharmaceuticals Holdings, Inc.†	15,990	561,889

		1,284,244

Medical-Generic Drugs — 1.1%
Impax Laboratories, Inc.†	34,480	849,242

Medical-Wholesale Drug Distribution — 0.8%
AmerisourceBergen Corp.	17,450	649,315

Metal Processors & Fabrication — 0.8%
Rexnord Corp.†	29,092	642,351

Networking Products — 1.9%
EZchip Semiconductor, Ltd.†	15,930	640,864
LogMeIn, Inc.†	22,713	817,895

		1,458,759

Oil & Gas Drilling — 1.0%
Atwood Oceanics, Inc.†	17,310	767,352

Oil Companies-Exploration & Production — 5.0%
Approach Resources, Inc.†	25,999	932,844
Cabot Oil & Gas Corp.	17,120	601,597
Kodiak Oil & Gas Corp.†	84,410	747,029
Pioneer Natural Resources Co.	7,560	875,599
Plains Exploration & Production Co.†	19,250	786,362

		3,943,431

Oil-Field Services — 1.0%
Oil States International, Inc.†	10,070	801,371

Real Estate Management/Services — 0.9%
CBRE Group, Inc., Class A†	38,220	718,918

Rental Auto/Equipment — 1.3%
Hertz Global Holdings, Inc.†	68,040	1,048,496

Retail-Apparel/Shoe — 2.3%
DSW, Inc., Class A	14,840	834,898
PVH Corp.	10,970	974,136

		1,809,034

Retail-Perfume & Cosmetics — 1.2%
Ulta Salon Cosmetics & Fragrance, Inc.†	10,670	940,881

Retail-Sporting Goods — 1.0%
Hibbett Sports, Inc.†	13,600	812,192

Retail-Vitamins & Nutrition Supplements — 2.5%
GNC Holdings, Inc., Class A	31,625	1,235,272
Vitamin Shoppe, Inc.†	16,270	765,829

		2,001,101

Satellite Telecom — 1.1%
Iridium Communications, Inc.†	100,080	879,703

Storage/Warehousing — 1.2%
Wesco Aircraft Holdings, Inc.†	60,018	947,684

Therapeutics — 1.6%
BioMarin Pharmaceutical, Inc.†	27,517	954,840
Threshold Pharmaceuticals, Inc.†	39,090	284,575

		1,239,415

Toys — 0.7%
Leapfrog Enterprises, Inc.†	58,131	542,944

Transport-Marine — 2.3%
Gulfmark Offshore, Inc., Class A†	15,920	766,866
Kirby Corp.†	15,880	1,053,956

		1,820,822

Transport-Rail — 3.0%
Kansas City Southern	30,440	2,344,489

Web Hosting/Design — 1.1%
Equinix, Inc.†	5,490	901,458

Wireless Equipment — 2.5%
SBA Communications Corp., Class A†	30,399	1,633,642
Ubiquiti Networks, Inc.†	10,254	338,587

		1,972,229

Total Long-Term Investment Securities (cost $67,472,111)		77,485,042

REPURCHASE AGREEMENT — 1.0%
Agreement with State Street Bank and Trust Co., bearing interest at 0.01% dated 04/30/12 to be repurchased 05/01/12 in the amount of $793,000 and collateralized by $810,000 of Federal Home Loan Mtg. Corp. Notes, bearing interest at 0.86% due 11/25/14 and having approximate value of 813,289 (cost $793,000)	$793,000	793,000

TOTAL INVESTMENTS (cost $68,265,111)(1)	99.5%	78,278,042
Other assets less liabilities	0.5	409,003

NET ASSETS	100.0%	$78,687,045

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2012 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Oil Companies-Exploration & Production	$3,943,431	$—	$—	$3,943,431
Other Industries*	73,541,611	—	—	73,541,611
Repurchase Agreement	—	793,000	—	793,000

Total	$77,485,042	$793,000	$—	$78,278,042

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period. There were no transfers between levels.

See Notes to Portfolio of Investments

SunAmerica Series Trust

Growth Opportunities Portfolio

PORTFOLIO OF INVESTMENTS — April 30, 2012

(unaudited)

Security Description	Shares/ Principal Amount	Value (Note 1)

COMMON STOCK — 93.4%
Aerospace/Defense — 1.3%
Esterline Technologies Corp.†	42,520	$2,912,195

Agricultural Chemicals — 0.5%
Intrepid Potash, Inc.†	46,157	1,147,001

Airlines — 0.9%
Spirit Airlines, Inc.†	84,686	2,034,158

Apparel Manufacturers — 1.7%
Hanesbrands, Inc.†	83,568	2,358,289
Under Armour, Inc., Class A†	15,888	1,555,912

		3,914,201

Applications Software — 1.6%
Compuware Corp.†	216,718	1,889,781
Parametric Technology Corp.†	84,823	1,830,480

		3,720,261

Auto/Truck Parts & Equipment-Original — 2.0%
Modine Manufacturing Co.†	129,199	1,020,672
TRW Automotive Holdings Corp.†	43,512	1,988,933
WABCO Holdings, Inc.†	24,819	1,564,342

		4,573,947

Banks-Commercial — 2.2%
BBCN Bancorp, Inc.†	103,412	1,135,464
Signature Bank†	29,667	1,948,825
SVB Financial Group†	30,127	1,930,839

		5,015,128

Building & Construction Products-Misc. — 0.9%
Owens Corning†	57,812	1,985,842

Building & Construction-Misc. — 0.9%
MasTec, Inc.†	113,226	1,969,000

Building Products-Cement — 0.9%
Eagle Materials, Inc.	57,743	2,033,709

Building-Residential/Commercial — 1.2%
PulteGroup, Inc.†	281,144	2,766,457

Chemicals-Diversified — 0.9%
Rockwood Holdings, Inc.†	35,771	1,979,567

Chemicals-Specialty — 2.0%
Cytec Industries, Inc.	37,352	2,374,466
Methanex Corp.	60,554	2,129,079

		4,503,545

Commercial Services — 1.3%
Acacia Research Corp.†	36,576	1,499,616
HMS Holdings Corp.†	58,047	1,396,611

		2,896,227

Commercial Services-Finance — 0.9%
Cardtronics, Inc.†	75,065	1,978,713

Communications Software — 1.0%
SolarWinds, Inc.†	50,064	2,348,502

Computer Aided Design — 1.0%
Aspen Technology, Inc.†	119,148	2,356,747

Computer Data Security — 0.2%
Fortinet, Inc.†	20,967	547,658

Computer Services — 0.5%
j2 Global, Inc.	43,433	1,121,874

Computers-Integrated Systems — 1.8%
Jack Henry & Associates, Inc.	43,825	1,488,297
MICROS Systems, Inc.†	36,774	2,089,866
Riverbed Technology, Inc.†	28,108	554,571

		4,132,734

Consulting Services — 0.5%
MAXIMUS, Inc.	27,593	1,220,990

Consumer Products-Misc. — 1.3%
Jarden Corp.	72,989	3,060,429

Containers-Metal/Glass — 1.0%
Greif, Inc., Class A	43,593	2,338,329

Containers-Paper/Plastic — 0.6%
Packaging Corp. of America	49,481	1,444,350

Cosmetics & Toiletries — 0.8%
Elizabeth Arden, Inc.†	48,443	1,888,308

Data Processing/Management — 0.8%
CommVault Systems, Inc.†	35,408	1,843,695

Dental Supplies & Equipment — 0.5%
Align Technology, Inc.†	35,631	1,129,859

Diagnostic Kits — 0.6%
Meridian Bioscience, Inc.	62,216	1,278,539

Distribution/Wholesale — 1.3%
WESCO International, Inc.†	44,217	2,935,567

Diversified Manufacturing Operations — 2.0%
Actuant Corp., Class A	71,448	1,948,387
EnPro Industries, Inc.†	47,264	1,957,202
Koppers Holdings, Inc.	14,869	578,107

		4,483,696

E-Marketing/Info — 1.0%
ValueClick, Inc.†	111,843	2,368,835

Electric-Transmission — 0.6%
ITC Holdings Corp.	18,958	1,468,487

Electronic Components-Semiconductors — 4.7%
Cavium, Inc.†	45,756	1,338,820
Lattice Semiconductor Corp.†	350,840	1,915,586
Microsemi Corp.†	94,585	2,035,469
Rovi Corp.†	51,113	1,461,832
Semtech Corp.†	72,668	1,980,930
Volterra Semiconductor Corp.†	60,703	1,996,522

		10,729,159

Electronic Design Automation — 0.6%
Cadence Design Systems, Inc.†	126,452	1,475,695

Enterprise Software/Service — 1.7%
Ariba, Inc.†	40,782	1,557,872
Informatica Corp.†	33,684	1,550,138
MicroStrategy, Inc., Class A†	5,508	769,908

		3,877,918

Filtration/Separation Products — 0.3%
Polypore International, Inc.†	20,967	783,117

Finance-Investment Banker/Broker — 0.8%
Stifel Financial Corp.†	47,814	1,741,386

Food-Misc./Diversified — 1.4%
Annie’s, Inc.†	7,248	288,398
B&G Foods, Inc.	65,478	1,456,231
Hain Celestial Group, Inc.†	32,208	1,523,438

		3,268,067

Footwear & Related Apparel — 1.5%
Crocs, Inc.†	50,934	1,028,867
Steven Madden, Ltd.†	55,401	2,393,877

		3,422,744

Heart Monitors — 0.4%
HeartWare International, Inc.†	11,683	910,807

Human Resources — 0.8%
Team Health Holdings, Inc.†	89,988	1,938,342

Industrial Automated/Robotic — 0.6%
Cognex Corp.	36,926	1,486,272

Internet Telephone — 0.9%
BroadSoft, Inc.†	46,736	2,000,768

Investment Management/Advisor Services — 0.9%
Affiliated Managers Group, Inc.†	17,574	1,996,758

Lasers-System/Components — 0.7%
Cymer, Inc.†	30,128	1,561,836

Machinery-Electrical — 1.1%
Regal-Beloit Corp.	36,382	2,460,879

Machinery-General Industrial — 0.7%
IDEX Corp.	35,052	1,518,102

Medical Instruments — 1.9%
DexCom, Inc.†	116,725	1,142,738
Thoratec Corp.†	33,380	1,161,958
Volcano Corp.†	72,791	1,976,275

		4,280,971

Medical Products — 1.3%
PSS World Medical, Inc.†	46,649	1,116,311
Sirona Dental Systems, Inc.†	38,098	1,924,330

		3,040,641

Medical-Biomedical/Gene — 2.7%
Amarin Corp. PLC ADR†	107,746	1,315,579
Cubist Pharmaceuticals, Inc.†	56,347	2,382,351
Incyte Corp., Ltd.†	68,984	1,564,557
United Therapeutics Corp.†	23,726	1,038,012

		6,300,499

Medical-Drugs — 1.7%
Medicis Pharmaceutical Corp., Class A	50,433	1,940,158
Medivation, Inc.†	10,228	827,241
Salix Pharmaceuticals, Ltd.†	22,401	1,106,609

		3,874,008

Medical-Hospitals — 0.7%
Health Management Associates, Inc., Class A†	226,060	1,627,632

Networking Products — 1.4%
LogMeIn, Inc.†	30,458	1,096,793
NETGEAR, Inc.†	55,554	2,138,829

		3,235,622

Non-Hazardous Waste Disposal — 1.6%
Progressive Waste Solutions, Ltd.	65,574	1,420,333
Waste Connections, Inc.	71,114	2,292,004

		3,712,337

Office Furnishings-Original — 1.7%
Interface, Inc., Class A	147,442	2,087,779
Steelcase, Inc., Class A	210,958	1,822,677

		3,910,456

Oil & Gas Drilling — 1.0%
Atwood Oceanics, Inc.†	54,421	2,412,483

Oil Companies-Exploration & Production — 3.8%
Berry Petroleum Co., Class A	43,732	1,991,993
Gulfport Energy Corp.†	72,987	1,912,989
Oasis Petroleum, Inc.†	47,419	1,568,146
Rosetta Resources, Inc.†	41,197	2,070,973
Swift Energy Co.†	40,752	1,232,748

		8,776,849

Oil Field Machinery & Equipment — 0.3%
Thermon Group Holdings, Inc.†	35,317	784,744

Oil-Field Services — 1.3%
Oil States International, Inc.†	23,863	1,899,018
Superior Energy Services, Inc.†	42,909	1,155,110

		3,054,128

Patient Monitoring Equipment — 1.0%
Insulet Corp.†	63,095	1,126,877
Masimo Corp.†	50,553	1,118,738

		2,245,615

Physicians Practice Management — 1.0%
Mednax, Inc.†	33,951	2,384,718

Recreational Vehicles — 0.8%
Polaris Industries, Inc.	23,902	1,898,775

Rental Auto/Equipment — 0.7%
United Rentals, Inc.†	33,305	1,554,677

Retail-Apparel/Shoe — 2.7%
DSW, Inc., Class A	41,879	2,356,113
Express, Inc.†	98,049	2,315,917
Genesco, Inc.†	20,351	1,526,325

		6,198,355

Retail-Automobile — 0.6%
Asbury Automotive Group, Inc.†	51,888	1,448,713

Retail-Gardening Products — 1.0%
Tractor Supply Co.	24,430	2,404,156

Retail-Restaurants — 1.2%
BJ’s Restaurants, Inc.†	31,127	1,344,375
Bravo Brio Restaurant Group, Inc.†	69,411	1,402,102

		2,746,477

Retail-Vitamins & Nutrition Supplements — 0.6%
Vitamin Shoppe, Inc.†	31,368	1,476,492

Rubber-Tires — 0.6%
Cooper Tire & Rubber Co.	97,832	1,462,588

Semiconductor Components-Integrated Circuits — 0.9%
Cirrus Logic, Inc.†	34,383	941,407
Cypress Semiconductor Corp.†	71,501	1,108,265

		2,049,672

Semiconductor Equipment — 1.3%
Nanometrics, Inc.†	42,427	658,043

Teradyne, Inc.†	140,600	2,419,726

		3,077,769

Telecom Equipment-Fiber Optics — 1.3%
Ciena Corp.†	97,338	1,442,549
Finisar Corp.†	88,979	1,469,933

		2,912,482

Theaters — 1.1%
Cinemark Holdings, Inc.	105,146	2,414,152

Therapeutics — 1.9%
BioMarin Pharmaceutical, Inc.†	70,870	2,459,189
Onyx Pharmaceuticals, Inc.†	40,732	1,853,713

		4,312,902

Transactional Software — 1.5%
Bottomline Technologies, Inc.†	59,702	1,404,788
VeriFone Systems, Inc.†	44,174	2,104,449

		3,509,237

Transport-Services — 0.8%
UTi Worldwide, Inc.	111,924	1,865,773

Transport-Truck — 1.7%
Landstar System, Inc.	34,764	1,862,307
Werner Enterprises, Inc.	81,845	1,933,179

		3,795,486

Web Hosting/Design — 0.5%
NIC, Inc.	95,688	1,070,749

Wire & Cable Products — 0.8%
Belden, Inc.	56,046	1,949,280

Wireless Equipment — 0.2%
Aruba Networks, Inc.†	24,913	526,163

Total Common Stock (cost $189,837,131)		214,885,001

EXCHANGE-TRADED FUNDS — 1.0%
iShares Russell 2000 Growth Index Fund (cost $2,300,263)	24,400	2,286,280

Total Long-Term Investment Securities
(cost $192,137,394)		217,171,281

SHORT-TERM INVESTMENT SECURITIES — 6.0%
Time Deposits — 6.0%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 05/01/12 (cost $13,804,000)	$13,804,000	13,804,000

TOTAL INVESTMENTS (cost $205,941,394) (1)	100.4%	230,975,281
Liabilities in excess of other assets	(0.4)	(829,768)

NET ASSETS	100.0%	$230,145,513

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR — American Depository Receipt

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2012 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock	$214,885,001	$—	$—	$214,885,001
Exchange Traded Funds	2,286,280	—	—	2,286,280
Short-Term Investment Securities:
Time Deposits	—	13,804,000	—	13,804,000

Total	$217,171,281	$13,804,000	$—	$230,975,281

The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period. There were no transfers between levels.

See Notes to Portfolio of Investments

SunAmerica Series Trust

Marsico Focused Growth Portfolio

PORTFOLIO OF INVESTMENTS — April 30, 2012

(unaudited)

Security Description	Shares/ Principal Amount	Value (Note 1)

COMMON STOCK — 94.6%
Agricultural Chemicals — 2.6%
Monsanto Co.	44,703	$3,405,475

Athletic Footwear — 3.8%
NIKE, Inc., Class B	43,669	4,885,251

Auto-Cars/Light Trucks — 0.7%
Tesla Motors, Inc.†	26,610	881,589

Banks-Super Regional — 7.4%
US Bancorp	98,787	3,177,978
Wells Fargo & Co.	189,565	6,337,158

		9,515,136

Casino Hotels — 3.1%
Wynn Resorts, Ltd.	29,560	3,943,304

Commercial Services-Finance — 3.8%
Visa, Inc., Class A	39,975	4,916,125

Computer Services — 2.6%
Accenture PLC, Class A	51,384	3,337,391

Computers — 8.2%
Apple, Inc.†	17,998	10,515,152

E-Commerce/Services — 4.2%
priceline.com, Inc.†	7,098	5,400,300

Engines-Internal Combustion — 2.9%
Cummins, Inc.	32,134	3,722,081

Finance-Credit Card — 1.6%
American Express Co.	34,647	2,086,096

Medical-Biomedical/Gene — 3.0%
Biogen Idec, Inc.†	29,160	3,907,732

Medical-Drugs — 4.6%
Allergan, Inc.	37,628	3,612,288
Bristol-Myers Squibb Co.	68,594	2,288,982

		5,901,270

Metal Processors & Fabrication — 2.2%
Precision Castparts Corp.	16,119	2,842,908

Oil Companies-Exploration & Production — 2.2%
Occidental Petroleum Corp.	31,685	2,890,306

Oil-Field Services — 2.0%
Halliburton Co.	77,383	2,648,046

Pharmacy Services — 2.7%
Express Scripts Holding Co.†	63,274	3,530,056

Pipelines — 2.7%
Kinder Morgan, Inc.	95,805	3,439,399

Retail-Building Products — 2.8%
Home Depot, Inc.	68,571	3,551,292

Retail-Discount — 4.0%
Dollar General Corp.†	107,919	5,121,836

Retail-Major Department Stores — 2.1%
TJX Cos., Inc.	63,966	2,668,022

Retail-Restaurants — 7.8%
Chipotle Mexican Grill, Inc.†	5,831	2,414,909
McDonald’s Corp.	29,492	2,873,995
Starbucks Corp.	83,450	4,788,361

		10,077,265

Semiconductor Components-Integrated Circuits — 3.4%
QUALCOMM, Inc.	68,789	4,391,490

Software Tools — 2.0%
VMware, Inc., Class A†	23,028	2,572,688

Transport-Rail — 2.9%
Union Pacific Corp.	32,835	3,691,967

Vitamins & Nutrition Products — 3.8%
Mead Johnson Nutrition Co.	56,755	4,855,958

Web Portals/ISP — 5.5%
Baidu, Inc. ADR†	49,711	6,596,650
Google, Inc., Class A†	796	481,763

		7,078,413

Total Long-Term Investment Securities (cost $98,650,813)		121,776,548

REPURCHASE AGREEMENT — 5.5%
Agreement with State Street Bank and Trust Co., bearing interest at 0.01%, dated 04/30/12, to be repurchased 05/01/12 in the amount of $7,014,002 and collateralized by $7,130,000 of Federal Home Loan Mtg. Corp. Notes bearing interest at 0.86%, due 11/25/14 and having an approximate value of $7,157,955. (cost $7,014,000)	$7,014,000	7,014,000

TOTAL INVESTMENTS (cost $105,664,813) (1)	100.1%	128,790,548
Liabilities in excess of other assets	(0.1)	(114,378)

NET ASSETS	100.0%	$128,676,170

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR — American Depository Receipt

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2012 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Banks-Super Regional	$9,515,136	$—	$—	$9,515,136
Computers	10,515,152	—	—	10,515,152
Retail-Restaurants	10,077,265	—	—	10,077,265
Web Portals/ISP	7,078,413	—	—	7,078,413
Other Industries*	84,590,582	—	—	84,590,582
Repurchase Agreement	-	7,014,000	—	7,014,000

Total	$121,776,548	$7,014,000	$—	$128,790,548

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period. There were no transfers between levels.

See Notes to Financial Investments

SunAmerica Series Trust

Technology Portfolio

PORTFOLIO OF INVESTMENTS — April 30, 2012

(unaudited)

Security Description	Shares/ Principal Amount	Value (Note 1)

COMMON STOCK — 89.6%
Applications Software — 12.2%
Check Point Software Technologies, Ltd.†	11,570	$672,564
Citrix Systems, Inc.†	2,900	248,269
Infoblox, Inc.†	1,223	24,949
Microsoft Corp.	53,710	1,719,794
Nuance Communications, Inc.†	66,360	1,621,839
Parametric Technology Corp.†	55,700	1,202,006

		5,489,421

Audio/Video Products — 0.4%
Panasonic Corp.	24,100	187,753

Commercial Services-Finance — 3.0%
FleetCor Technologies, Inc.†	6,200	245,210
Visa, Inc., Class A	9,000	1,106,820

		1,352,030

Computer Services — 0.5%
Logica PLC	160,500	202,910

Computers — 8.9%
Apple, Inc.†	4,954	2,894,325
Dell, Inc.†	65,900	1,078,783

		3,973,108

Computers-Memory Devices — 6.0%
EMC Corp.†	42,900	1,210,209
NetApp, Inc.†	27,400	1,063,942
Western Digital Corp.†	10,700	415,267

		2,689,418

Consulting Services — 0.8%
WNS Holdings, Ltd. ADR†	33,907	377,385

E-Commerce/Services — 0.3%
Expedia, Inc.	2,800	119,364

E-Marketing/Info — 0.4%
Constant Contact, Inc.†	7,500	181,275

Electronic Components-Misc. — 2.3%
Flextronics International, Ltd.†	47,200	314,352
InvenSense, Inc.†	1,800	28,944
Kyocera Corp.	4,000	393,788
Murata Manufacturing Co., Ltd.	5,500	316,539

		1,053,623

Electronic Components-Semiconductors — 9.4%
Advanced Micro Devices, Inc.†	263,001	1,935,687
Broadcom Corp., Class A†	11,900	435,540
Microsemi Corp.†	20,000	430,400
Rovi Corp.†	30,300	866,580
Semtech Corp.†	7,800	212,628
Shinko Electric Industries Co., Ltd.	34,900	329,155

		4,209,990

Electronic Design Automation — 5.8%
Cadence Design Systems, Inc.†	21,200	247,404
Synopsys, Inc.†	78,362	2,351,644

		2,599,048

Electronic Measurement Instruments — 0.7%
Agilent Technologies, Inc.	7,400	312,132

Electronic Parts Distribution — 1.3%
Avnet, Inc.†	16,300	588,104

Enterprise Software/Service — 4.8%
BMC Software, Inc.†	15,600	643,656
JDA Software Group, Inc.†	14,800	427,424
Oracle Corp.	34,200	1,005,138
RADWARE, Ltd.†	2,400	92,352

		2,168,570

Instruments-Scientific — 0.9%
Thermo Fisher Scientific, Inc.	7,500	417,375

Internet Content-Entertainment — 0.7%
Gree, Inc.	10,900	293,661

Internet Security — 4.5%
Symantec Corp.†	123,200	2,035,264

Medical Products — 0.5%
Baxter International, Inc.	3,700	205,017

Medical-Biomedical/Gene — 0.4%
Life Technologies Corp.†	3,800	176,168

Networking Products — 2.6%
Cisco Systems, Inc.	46,300	932,945
LogMeIn, Inc.†	6,800	244,868

		1,177,813

Office Automation & Equipment — 2.1%
Canon, Inc.	4,900	225,238
Xerox Corp.	91,500	711,870

		937,108

Semiconductor Components-Integrated Circuits — 6.5%
Atmel Corp.†	32,100	284,727
Marvell Technology Group, Ltd.†	38,300	574,883
QUALCOMM, Inc.	28,350	1,809,864
United Microelectronics Corp.	454,000	237,814

		2,907,288

Semiconductor Equipment — 7.8%
KLA-Tencor Corp.	29,700	1,548,855
Novellus Systems, Inc.†	31,500	1,472,625
Teradyne, Inc.†	27,000	464,670

		3,486,150

Telecom Equipment-Fiber Optics — 0.5%
IPG Photonics Corp.†	4,780	231,352

Telecom Services — 3.8%
Amdocs, Ltd.†	53,611	1,715,552

Telecommunication Equipment — 1.6%
Nice Systems, Ltd. ADR†	18,100	695,402

Telephone-Integrated — 0.9%
AT&T, Inc.	12,000	394,920

Total Long-Term Investment Securities (cost $35,576,876)		40,177,201

REPURCHASE AGREEMENT — 7.1%
Agreement with State Street Bank and Trust Co., bearing interest at 0.01%, dated 04/30/12, to be repurchased 05/01/12 in the amount of $3,192,001 and collateralized by $3,245,000 of Federal Home Loan Mtg. Corp. Notes bearing interest at 0.86%, due 11/25/14 and having an approximate value of $3,258,178. (cost $3,192,000)	$3,192,000	3,192,000

TOTAL INVESTMENTS (cost $38,768,876) (1)	96.7%	43,369,201
Other assets less liabilities	3.3	1,501,377

NET ASSETS	100.0%	$44,870,578

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR — American Depository Receipt

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2012 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Applications Software	$5,489,421	$—	$—	$5,489,421
Computers	3,973,108	—	—	3,973,108
Computers-Memory Devices	2,689,418	—	—	2,689,418
Electronic Components-Semiconductors	4,209,990	—	—	4,209,990
Electronic Design Automation	2,599,048	—	—	2,599,048
Semiconductor Components-Integrated Circuits	2,907,288	—	—	2,907,288
Semiconductor Equipment	3,486,150	—	—	3,486,150
Other Industries*	14,822,778	—	—	14,822,778
Repurchase Agreement	—	3,192,000	—	3,192,000

Total	$40,177,201	$3,192,000	$—	$43,369,201

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period. There were no transfers between levels.

See Notes to Financial Investments

SunAmerica Series Trust

Small & Mid Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — April 30, 2012

(unaudited)

Security Description	Shares/ Principal Amount	Value (Note 1)

COMMON STOCK — 98.5%
Apparel Manufacturers — 1.2%
Jones Group, Inc.	651,320	$7,307,810

Auto/Truck Parts & Equipment-Original — 3.0%
Dana Holding Corp.	240,500	3,516,110
Lear Corp.	184,030	7,637,245
TRW Automotive Holdings Corp.†	142,640	6,520,075

		17,673,430

Banks-Commercial — 6.4%
Associated Banc-Corp.	505,040	6,732,183
CapitalSource, Inc.	1,138,470	7,343,132
Popular, Inc.†	2,581,939	4,595,852
Susquehanna Bancshares, Inc.	673,220	6,981,291
Webster Financial Corp.	165,170	3,754,314
Zions Bancorporation	388,000	7,911,320

		37,318,092

Banks-Super Regional — 2.7%
Comerica, Inc.	245,200	7,851,304
Huntington Bancshares, Inc.	1,168,960	7,820,343

		15,671,647

Batteries/Battery Systems — 1.0%
EnerSys†	159,790	5,584,661

Beverages-Wine/Spirits — 1.4%
Constellation Brands, Inc., Class A†	365,719	7,899,530

Building & Construction Products-Misc. — 1.0%
Fortune Brands Home & Security, Inc.†	261,100	5,937,414

Building-Heavy Construction — 0.9%
Tutor Perini Corp.†	352,990	5,368,978

Building-Residential/Commercial — 1.9%
Meritage Homes Corp.†	197,290	5,601,063
NVR, Inc.†	7,230	5,667,886

		11,268,949

Casino Hotels — 1.4%
MGM Resorts International†	591,980	7,944,372

Chemicals-Diversified — 1.0%
Huntsman Corp.	401,270	5,681,983

Chemicals-Plastics — 1.3%
PolyOne Corp.	550,743	7,633,298

Chemicals-Specialty — 0.7%
Ferro Corp.†	788,520	4,092,419

Circuit Boards — 1.0%
TTM Technologies, Inc.†	566,380	5,850,705

Commercial Services — 1.1%
Convergys Corp.†	465,740	6,226,944

Computer Services — 0.8%
Insight Enterprises, Inc.†	244,827	4,972,436

Computers-Integrated Systems — 0.7%
NCR Corp.†	166,960	3,923,560

Cruise Lines — 1.2%
Royal Caribbean Cruises, Ltd.	253,620	6,941,579

Distribution/Wholesale — 3.0%
Arrow Electronics, Inc.†	176,770	7,433,179
Ingram Micro, Inc., Class A†	242,330	4,715,742
WESCO International, Inc.†	83,170	5,521,656

		17,670,577

Electric-Integrated — 4.4%
Great Plains Energy, Inc.	288,340	5,887,903
NV Energy, Inc.	437,170	7,278,880
PNM Resources, Inc.	350,650	6,578,194
Portland General Electric Co.	240,790	6,219,606

		25,964,583

Electronic Components-Misc. — 2.9%
AU Optronics Corp. ADR	1,203,769	5,404,923
Flextronics International, Ltd.†	851,140	5,668,592
Vishay Intertechnology, Inc.†	510,250	5,725,005

		16,798,520

Electronic Components-Semiconductors — 1.9%
Amkor Technology, Inc.†	878,680	4,542,776
Micron Technology, Inc.†	954,760	6,291,868

		10,834,644

Electronic Parts Distribution — 1.3%
Avnet, Inc.†	214,200	7,728,336

Finance-Leasing Companies — 1.1%
Aircastle, Ltd.	533,080	6,476,922

Food-Dairy Products — 1.2%
Dean Foods Co.†	590,060	7,245,937

Food-Meat Products — 0.9%
Tyson Foods, Inc., Class A	278,530	5,083,173

Food-Misc./Diversified — 0.6%
Dole Food Co., Inc.†	448,970	3,807,266

Gas-Distribution — 2.3%
Atmos Energy Corp.	221,440	7,214,515
UGI Corp.	208,710	6,090,158

		13,304,673

Home Decoration Products — 1.4%
Newell Rubbermaid, Inc.	435,760	7,930,832

Insurance-Life/Health — 2.3%
Torchmark Corp.	147,130	7,166,702
Unum Group	252,315	5,989,958

		13,156,660

Insurance-Property/Casualty — 1.5%
Amtrust Financial Services, Inc.	172,230	4,691,545
Fidelity National Financial, Inc., Class A	218,574	4,211,921

		8,903,466

Insurance-Reinsurance — 5.4%
Aspen Insurance Holdings, Ltd.	261,120	7,394,918
Endurance Specialty Holdings, Ltd.	204,430	8,213,998
Platinum Underwriters Holdings, Ltd.	219,290	8,030,400
Reinsurance Group of America, Inc.	134,070	7,794,830

		31,434,146

Investment Management/Advisor Services — 1.2%
Legg Mason, Inc.	261,590	6,819,651

Machinery-General Industrial — 0.6%
Sauer-Danfoss, Inc.†	84,430	3,656,663

Medical-HMO — 1.2%
Health Net, Inc.†	199,240	7,094,936

Medical-Hospitals — 1.3%
LifePoint Hospitals, Inc.†	192,316	$7,504,170

Metal Processors & Fabrication — 1.2%
Timken Co.	128,340	7,252,493

Networking Products — 0.7%
Anixter International, Inc.†	56,530	3,876,827

Office Supplies & Forms — 1.2%
Avery Dennison Corp.	223,640	7,152,007

Oil Companies-Exploration & Production — 2.0%
Plains Exploration & Production Co.†	164,450	6,717,782
Stone Energy Corp.†	172,390	4,835,540

		11,553,322

Oil Refining & Marketing — 1.5%
Tesoro Corp.†	140,510	3,266,858
Western Refining, Inc.	296,150	5,641,657

		8,908,515

Publishing-Newspapers — 1.0%
Gannett Co., Inc.	410,940	5,679,191

Real Estate Investment Trusts — 8.7%
BioMed Realty Trust, Inc.	387,710	7,684,412
BRE Properties, Inc.	121,120	6,358,800
Camden Property Trust	91,140	6,167,444
DiamondRock Hospitality Co.	606,640	6,448,583
Entertainment Properties Trust	151,390	7,265,206
Glimcher Realty Trust	612,510	6,057,724
Home Properties, Inc.	72,840	4,446,882
Mid-America Apartment Communities, Inc.	94,630	6,441,464

		50,870,515

Rental Auto/Equipment — 1.5%
Avis Budget Group, Inc.†	346,050	4,554,018
Hertz Global Holdings, Inc.†	263,120	4,054,679

		8,608,697

Retail-Apparel/Shoe — 2.0%
ANN, Inc.†	247,620	6,856,598
Children’s Place Retail Stores, Inc.†	110,070	5,061,018

		11,917,616

Retail-Office Supplies — 0.8%
Office Depot, Inc.†	1,576,715	4,793,214

Savings & Loans/Thrifts — 2.1%
First Niagara Financial Group, Inc.	791,220	7,073,507
Washington Federal, Inc.	286,350	5,022,579

		12,096,086

Semiconductor Equipment — 3.2%
Entegris, Inc.†	730,740	6,467,049
Lam Research Corp.†	159,370	6,637,761
MKS Instruments, Inc.	196,828	5,442,294

		18,547,104

Steel-Producers — 2.7%
Commercial Metals Co.	399,500	5,904,610
Reliance Steel & Aluminum Co.	98,900	5,527,521
Steel Dynamics, Inc.	335,630	4,285,995

		15,718,126

Telecom Services — 1.2%
Amdocs, Ltd.†	224,490	7,183,680

Transport-Air Freight — 0.6%
Atlas Air Worldwide Holdings, Inc.†	82,063	3,779,001

Transport-Marine — 1.1%
Teekay Corp.	180,260	6,507,386

Transport-Services — 1.2%
Bristow Group, Inc.	138,410	6,761,329

Transport-Truck — 1.2%
Con-way, Inc.	224,460	7,294,950

Wire & Cable Products — 1.4%
General Cable Corp.†	285,780	8,413,363

Total Long-Term Investment Securities (cost $539,139,993)		575,626,384

SHORT-TERM INVESTMENT SECURITIES — 2.0%
Time Deposits — 2.0%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 05/01/12 (cost $11,536,000)	$11,536,000	11,536,000

TOTAL INVESTMENTS (cost $550,675,993)(1)	100.5%	587,162,384
Liabilities in excess of other assets	(0.5)	(2,977,399)

NET ASSETS	100.0%	$584,184,985

†	Non-income producing security
(1)	See Note 4 for cost of investments on a tax basis.

ADR —American Depository Receipt

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2012 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Banks-Commercial	$37,318,092	$—	$—	$37,318,092
Insurance-Reinsurance	31,434,146	—	—	31,434,146
Real Estate Investments Trusts	50,870,515	—	—	50,870,515
Other Industries*	456,003,631	—	—	456,003,631
Short-Term Investment Securities:
Time Deposits	—	11,536,000	—	11,536,000

Total	$575,626,384	$11,536,000	$—	$587,162,384

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period. There were no transfers between levels.

See Notes to Portfolio Statements

SunAmerica Series Trust

International Growth and Income Portfolio

PORTFOLIO OF INVESTMENTS — April 30, 2012

(unaudited)

	Shares/ Principal Amount	Value (Note 1)
COMMON STOCK — 94.1%
Australia — 6.4%
Australia & New Zealand Banking
Group, Ltd.	171,917	$4,282,972
CFS Retail Property Trust	1,223,179	2,453,396
Coca-Cola Amatil, Ltd.	152,549	1,978,908
Dexus Property Group	1,885,997	1,837,382
Fortescue Metals Group, Ltd.	365,611	2,148,549
JB Hi-Fi, Ltd.	112,465	1,131,987
Macquarie Group, Ltd	59,094	1,798,547
Myer Holdings, Ltd.	591,507	1,448,354
Newcrest Mining, Ltd.	40,000	1,096,131
Origin Energy, Ltd.	155,801	2,152,586

		20,328,812

Belgium — 1.1%
Anheuser-Busch InBev NV	49,085	3,537,825

Bermuda — 0.5%
Biosensors International Group, Ltd.†	1,367,000	1,474,703

Brazil — 0.4%
Petroleo Brasileiro SA ADR	51,600	1,214,664

British Virgin Islands — 0.1%
Hollysys Automation Technologies, Ltd.†	47,700	473,661

Canada — 4.1%
BCE, Inc.	77,512	3,140,184
Canadian Natural Resources, Ltd.	106,800	3,710,458
National Bank of Canada	50,474	3,939,409
Nexen, Inc.	129,392	2,500,474

		13,290,525

Cayman Islands — 0.7%
China Shanshui Cement Group, Ltd.	2,076,000	1,677,679
Perfect World Co., Ltd. ADR	51,100	623,931

		2,301,610

China — 1.8%
BBMG Corp.	1,112,500	962,136
China Construction Bank Corp.	3,430,000	2,674,628
Industrial & Commercial Bank of China	2,978,000	1,984,399

		5,621,163

Finland — 0.3%
Metso Oyj	26,504	1,136,701

France — 8.9%
Arkema SA	25,389	2,248,673
AXA SA	166,641	2,360,235
PPR	13,818	2,311,054
Sanofi	97,863	7,469,351
SCOR SE	78,578	2,077,674
Technip SA	29,350	3,319,007
Total SA	60,555	2,891,251
Valeo SA	47,755	2,345,214
Vinci SA	71,828	3,327,756

		28,350,215

Germany — 9.6%
Allianz SE	60,673	6,760,737
BASF SE	83,574	6,879,889
Deutsche Bank AG	43,793	1,905,435
Deutsche Post AG	174,338	3,253,875
Kabel Deutschland Holding AG†	63,414	3,995,598
Lanxess AG	22,018	1,753,086
Rheinmetall AG	39,753	2,232,448
Siemens AG	42,367	3,924,002

		30,705,070

Hong Kong — 1.6%
China Mobile, Ltd.	160,000	1,773,504
Henderson Land Development Co., Ltd.	245,000	1,395,733
Hysan Development Co., Ltd.	407,000	1,841,261

		5,010,498

Ireland — 1.3%
Kerry Group PLC, Class A (LSE)	5,087	230,089
Kerry Group PLC, Class A (ISE)	84,997	3,885,552

		4,115,641

Israel — 0.8%
Teva Pharmaceutical Industries, Ltd. ADR	56,800	2,598,032

Italy — 3.2%
ENI SpA	181,261	4,023,714
Fiat Industrial SpA	308,855	3,503,685
Fiat SpA†	250,754	1,210,856
UniCredit SpA	365,288	1,453,497

		10,191,752

Japan — 18.7%
Ajinomoto Co., Inc.	160,000	2,070,140
Astellas Pharma, Inc.	90,900	3,694,520
Canon, Inc	14,000	643,537
Electric Power Development Co., Ltd.	113,100	3,139,148
Inpex Corp.	469	3,113,352
Japan Tobacco, Inc.	613	3,405,129
Konami Corp.	109,200	3,186,824
Lawson, Inc.	76,000	5,035,571
Mitsubishi Electric Corp.	371,000	3,285,283
Mitsubishi UFJ Financial Group, Inc.	913,900	4,429,851
Mitsui & Co., Ltd.	359,700	5,649,597
Mitsui Fudosan Co., Ltd.	171,000	3,163,414
Nippon Telegraph & Telephone Corp.	52,500	2,383,674
Nissan Motor Co., Ltd.	875,300	9,165,215
ORIX Corp.	46,950	4,516,233
Tokyo Gas Co., Ltd.	579,000	2,799,274

		59,680,762

Jersey — 1.0%
WPP PLC	247,406	3,346,629

Mauritius — 0.3%
Golden Agri-Resources, Ltd.	1,913,000	1,136,206

Netherlands — 2.7%
Gemalto NV	42,243	3,147,572
ING Groep NV CVA†	534,369	3,768,024
Ziggo NV†	57,411	1,805,640

		8,721,236

Portugal — 0.6%
EDP-Energias de Portugal SA	703,976	2,012,803

Russia — 1.3%
Sberbank of Russia ADR	246,054	3,176,557
Uralkali OJSC	113,102	853,353

		4,029,910

Singapore — 1.0%
ComfortDelGro Corp., Ltd.	1,215,000	1,502,182
United Overseas Bank, Ltd.	109,000	1,695,555

		3,197,737

South Korea — 0.8%
Samsung Electronics Co., Ltd.	1,982	2,437,766

Spain — 0.6%
Amadeus IT Holding SA	94,650	1,934,450

Switzerland — 4.7%
ACE, Ltd.	81,506	6,192,011
Novartis AG	160,338	8,841,422

		15,033,433

Taiwan — 0.6%
Asustek Computer, Inc.	184,560	1,864,019

United Kingdom — 20.2%
AstraZeneca PLC	53,904	2,361,544
Barclays PLC	1,473,199	5,218,039
BG Group PLC	187,144	4,405,400
British Land Co. PLC	420,450	3,339,412
Carillion PLC	613,141	2,902,609
Centrica PLC	757,611	3,773,417
HSBC Holdings PLC	494,085	4,451,072
International Power PLC	258,538	1,749,654
Prudential PLC	529,111	6,478,847
Rio Tinto PLC	63,865	3,557,666
Royal Dutch Shell PLC, Class A	377,056	13,411,063
TUI Travel PLC	851,669	2,639,951
Vodafone Group PLC	2,887,611	7,990,147
Xstrata PLC	121,620	2,324,115

		64,602,936

United States — 0.8%
Philip Morris International, Inc.	29,400	2,631,594

Total Common Stock (cost $278,793,602)		300,980,353

PREFERRED STOCK — 1.0%
Germany — 1.0%
Porsche Automobil Holding SE (cost $3,245,872)	51,492	3,143,198

Total Long-Term Investment Securities (cost $282,039,474)		304,123,551

SHORT-TERM INVESTMENT SECURITIES — 1.0%
United States Treasury Bills 0.10% due 05/17/12 (cost $2,997,937)	$3,000,000	2,999,937

REPURCHASE AGREEMENT — 3.2%
Agreement with Deutsche Bank AG, bearing interest at 0.17%, dated 04/30/12, to be repurchased 05/01/12 in the amount of $10,337,049 and collateralized by $10,550,000 of United States Treasury Notes, bearing interest at 0.25% due 03/31/14 and having an approximate value of $10,542,170 (cost $10,337,000)	10,337,000	10,337,000

TOTAL INVESTMENTS — (cost $295,376,411) (1)	99.3%	317,460,488
Other assets less liabilities	0.7	2,338,417

NET ASSETS —	100.0%	$319,798,905

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR	— American Depository Receipt

CVA	— Certification Van Aandelen (Dutch Cert.)

ISE	— Ireland Stock Exchange

LSE	— London Stock Exchange

Open Forward Foreign Currency Contracts

Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	CAD	$710,900	USD	$714,006	5/16/2012	$—	$(5,409)
	GBP	179,000	USD	286,604	5/16/2012	—	(3,870)
	USD	1,211,459	EUR	910,700	5/16/2012	—	(5,906)
	USD	1,119,016	SEK	7,394,400	5/16/2012	—	(19,445)
	USD	1,211,633	AUD	1,167,400	5/16/2012	2,928	—

						2,928	(34,630)

Barclays Bank PLC	CAD	2,047,800	USD	2,057,284	5/16/2012	—	(15,043)
	CAD	1,700,300	USD	1,698,737	5/16/2012	—	(21,928)
	EUR	2,007,900	USD	2,669,704	5/16/2012	11,715	—
	GBP	1,288,200	USD	2,062,363	5/16/2012	—	(28,076)
	HKD	21,782,300	USD	2,805,764	5/16/2012	—	(1,851)
	USD	854,672	SGD	1,057,400	5/16/2012	—	(196)
	USD	1,914,385	JPY	157,239,900	5/16/2012	55,281	—
	USD	524,366	CHF	474,100	5/16/2012	—	(1,955)
	USD	712,489	SEK	4,706,700	5/16/2012	—	(12,587)

						66,996	(81,636)

Citibank N.A	GBP	1,036,000	USD	1,658,600	5/16/2012	—	(22,579)
	HKD	24,982,800	USD	3,217,816	5/16/2012	—	(2,326)
	USD	1,355,393	AUD	1,306,000	5/16/2012	3,367	—
	USD	281,449	EUR	211,700	5/16/2012	—	(1,208)
	USD	1,722,723	CAD	1,714,600	5/16/2012	12,414	—
	USD	7,594,933	GBP	4,777,700	5/16/2012	158,126	—
	USD	2,244,559	CHF	2,028,700	5/16/2012	—	(9,136)
	USD	750,040	SGD	938,600	5/16/2012	8,435	—
	USD	801,706	DKK	4,538,700	5/16/2012	5,929	—

						188,271	(35,249)

Credit Suisse London Branch	AUD	1,850,000	USD	1,920,023	5/16/2012	—	(4,714)
	CAD	1,042,900	USD	1,046,563	5/16/2012	—	(8,828)
	GBP	952,000	USD	1,524,323	5/16/2012	—	(20,544)
	JPY	66,401,100	USD	818,171	5/16/2012	—	(13,603)
	NOK	13,328,600	USD	2,346,399	5/16/2012	18,582	—
	USD	1,732,570	NOK	9,927,800	5/16/2012	1,303	—
	USD	4,275,223	SEK	28,240,200	5/16/2012	—	(75,816)
	USD	1,072,149	AUD	1,032,700	5/16/2012	2,270	—
	USD	2,096,725	EUR	1,576,900	5/16/2012	—	(9,280)
	USD	2,633,914	CHF	2,380,400	5/16/2012	—	(10,954)
	USD	2,779,271	JPY	228,331,000	5/16/2012	80,918	—

						103,073	(143,739)

Deutsche Bank AG London	CAD	1,059,500	USD	1,064,289	5/16/2012	—	(7,901)
	GBP	468,100	USD	749,309	5/16/2012	—	(10,305)
	USD	2,125,007	EUR	1,597,900	5/16/2012	—	(9,763)
	USD	1,855,927	CHF	1,678,500	5/16/2012	—	(6,389)
	USD	1,512,965	SEK	10,000,700	5/16/2012	—	(25,829)

						—	(60,187)

Goldman Sachs International	EUR	2,585,400	USD	3,437,742	5/16/2012	15,279	—
	GBP	453,100	USD	725,363	5/16/2012	—	(9,909)
	USD	1,614,593	AUD	1,555,500	5/16/2012	3,746	—
	USD	919,733	JPY	75,558,800	5/16/2012	26,755	—
	USD	1,275,162	JPY	102,497,500	5/16/2012	8,773	—
	USD	348,436	SEK	2,301,800	5/16/2012	—	(6,150)

						54,553	(16,059)

HSBC Bank	CAD	861,400	USD	866,164	5/16/2012	—	(5,553)
	EUR	1,311,600	USD	1,743,982	5/16/2012	7,731	—
	USD	2,587,188	GBP	1,615,700	5/16/2012	34,705	—
	USD	861,636	JPY	70,727,800	5/16/2012	24,336	—
	USD	2,372,206	NOK	13,493,700	5/16/2012	—	(15,554)
	USD	2,434,530	CHF	2,200,900	5/16/2012	—	(9,360)
	USD	739,930	HKD	5,744,000	5/16/2012	439	—
	USD	563,314	NZD	692,500	5/16/2012	2,458	—

						69,669	(30,467)

JPMorgan Chase Bank	AUD	253,100	USD	262,419	5/16/2012	—	(906)
	CAD	2,756,100	USD	2,766,891	5/16/2012	—	(22,220)
	JPY	10,756,200	USD	130,970	5/16/2012	—	(3,767)
	SGD	1,596,900	USD	1,276,198	5/16/2012	—	(14,243)
	USD	1,790,589	NOK	10,171,800	5/16/2012	—	(14,102)
	USD	1,307,829	EUR	983,600	5/16/2012	—	(5,773)
	USD	185,079	CHF	167,300	5/16/2012	—	(731)
	USD	165,558	CAD	166,300	5/16/2012	2,733	—
	USD	1,006,472	GBP	634,600	5/16/2012	23,331	—
	USD	604,924	SEK	3,994,800	5/16/2012	—	(10,886)
	USD	4,103,799	GBP	2,563,000	5/16/2012	55,335	—
	USD	2,722,184	HKD	21,133,400	5/16/2012	1,792	—

						83,191	(72,628)

Royal Bank of Scotland PLC	CAD	1,916,200	USD	1,925,965	5/16/2012	—	(13,186)
	EUR	1,704,500	USD	2,228,872	5/16/2012	—	(27,486)
	GBP	632,000	USD	1,012,230	5/16/2012	—	(13,354)
	ILS	3,312,800	USD	879,018	5/16/2012	—	(329)
	JPY	186,906,300	USD	2,276,763	5/16/2012	—	(64,519)
	USD	881,708	AUD	846,900	5/16/2012	—	(594)
	USD	3,521,189	AUD	3,396,700	5/16/2012	12,732	—
	USD	4,027,322	EUR	3,021,700	5/16/2012	—	(27,300)
	USD	1,312,149	EUR	986,500	5/16/2012	—	(6,254)
	USD	694,646	CHF	627,800	5/16/2012	—	(2,873)
	USD	883,767	ILS	3,312,800	5/16/2012	—	(4,419)

						12,732	(160,314)

State Street Bank and Trust Co.	CAD	1,608,000	USD	1,613,777	5/16/2012	—	(13,482)
	EUR	743,700	USD	977,512	5/16/2012	—	(6,972)
	EUR	5,942,100	USD	7,808,692	5/16/2012	—	(57,254)
	NOK	2,192,800	USD	386,009	5/16/2012	3,040	—
	USD	504,933	EUR	379,900	5/16/2012	—	(2,034)
	USD	879,158	ILS	3,312,800	5/16/2012	190	—
	USD	430,384	ILS	1,611,900	5/16/2012	—	(2,522)

						3,230	(82,264)

UBS AG	GBP	398,600	USD	638,087	5/16/2012	—	(8,745)
	ILS	5,324,400	USD	1,421,925	5/16/2012	8,620	—
	USD	764,807	CHF	691,500	5/16/2012	—	(2,843)
	USD	965,161	CAD	961,400	5/16/2012	7,754	—
	USD	1,500,224	EUR	1,128,200	5/16/2012	—	(6,752)

						16,374	(18,340)

Westpac Banking Corp.	CAD	1,760,700	USD	1,767,709	5/16/2012	—	(14,079)
	GBP	1,460,700	USD	2,338,573	5/16/2012	—	(31,792)
	JPY	142,501,600	USD	1,765,688	5/16/2012	—	(19,359)
	USD	8,116,164	JPY	666,600,800	5/16/2012	234,012	—
	USD	2,777,891	EUR	2,089,300	5/16/2012	—	(12,149)
	USD	2,348,929	AUD	2,265,600	5/16/2012	8,198	—

						242,210	(77,379)

Net Unrealized Appreciation (Depreciation)						$843,227	$(812,892)

Industry Allocation*
Oil Companies-Integrated	8.2%
Medical-Drugs	6.9
Banks-Commercial	5.5
Diversified Banking Institutions	5.4
Insurance-Multi-line	4.8
Auto-Cars/Light Trucks	4.3
Chemicals-Diversified	3.4
Repurchase Agreements	3.2
Insurance-Life/Health	3.2
Cellular Telecom	3.1
Oil Companies-Exploration & Production	2.9
Real Estate Investment Trusts	2.5
Gas-Distribution	2.1
Real Estate Operations & Development	2.0
Food-Misc./Diversified	1.9
Tobacco	1.9
Electric-Integrated	1.9
Import/Export	1.8
Retail-Convenience Store	1.6
Telecom Services	1.5
Transport-Services	1.5
Finance-Leasing Companies	1.4
Cable/Satellite TV	1.3
Diversified Manufacturing Operations	1.2
Retail-Major Department Stores	1.1
Metal-Diversified	1.1
Brewery	1.1
Auto-Heavy Duty Trucks	1.1
Building-Heavy Construction	1.1
Machinery-General Industrial	1.0
Advertising Agencies	1.0
Oil-Field Services	1.0
Electric Products-Misc.	1.0
Entertainment Software	1.0
Computer Data Security	1.0
Electric-Generation	1.0
U.S. Government Treasuries	1.0
Building & Construction-Misc.	0.9
Travel Services	0.8
Building Products-Cement	0.8
Medical-Generic Drugs	0.8
Electronic Components-Semiconductors	0.8
Telephone-Integrated	0.7
Auto/Truck Parts & Equipment-Original	0.7
Diversified Minerals	0.7
Metal-Iron	0.7
Insurance-Reinsurance	0.7
Beverages-Non-alcoholic	0.6
Transactional Software	0.6
Computers	0.6
Finance-Investment Banker/Broker	0.6
Medical Products	0.5
Retail-Consumer Electronics	0.4
Agricultural Operations	0.3
Gold Mining	0.3
Agricultural Chemicals	0.3
Office Automation & Equipment	0.2
Internet Content-Entertainment	0.2
Industrial Automated/Robotic	0.1

99.3%

* Calculated as a percentage of net assets

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2012 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Australia	$20,328,812	$—	$—	$20,328,812
France	28,350,215	—	—	28,350,215
Germany	30,705,070	—	—	30,705,070
Japan	59,680,762	—	—	59,680,762
United Kingdom	64,602,936	—	—	64,602,936
Other Countries*	97,312,558	—	—	97,312,558
Preferred Stock	3,143,198	—	—	3,143,198
Short-Term Investment Securities:
U.S. Government Treasuries	—	2,999,937	—	2,999,937
Repurchase Agreement	—	10,337,000	—	10,337,000
Other Financial Instruments:@
Forward Foreign Currency Contracts-Appreciation	—	843,227	—	843,227

Total	$304,123,551	$14,180,164	$—	$318,303,715

LIABILITIES:
Other Financial Instruments:@
Forward Foreign Currency Contracts-Depreciation	$—	$812,892	$—	$812,892

*	Sum of all other countries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by country, please refer to the Portfolio of Investments.
@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period. There were no transfers between levels.

See Notes to Portfolio of Investments

SunAmerica Series Trust

Global Equities Portfolio

PORTFOLIO OF INVESTMENTS — April 30, 2012

(unaudited)

Security Description	Shares/ Principal Amount	Value (Note 1)

COMMON STOCK — 97.3%
Australia — 1.1%
BHP Billiton, Ltd.	17,752	$657,557
Flight Centre, Ltd.	11,970	263,412
Regis Resources, Ltd.†	62,170	273,363

		1,194,332

Belgium — 0.8%
Anheuser-Busch InBev NV	6,830	492,275
Solvay SA	3,485	424,082

		916,357

Bermuda — 0.3%
Jardine Matheson Holdings, Ltd.	7,600	377,340

Brazil — 0.4%
Cielo SA	6,840	205,256
Tim Participacoes SA ADR	9,009	269,639

		474,895

Canada — 2.2%
BCE, Inc.	7,198	291,607
Canadian National Railway Co.	4,454	380,090
First Quantum Minerals, Ltd.	16,680	346,483
Pacific Rubiales Energy Corp.	11,569	331,898
Suncor Energy, Inc.	14,231	470,069
TELUS Corp.	3,802	223,113
Toronto-Dominion Bank	4,600	388,778

		2,432,038

Cayman Islands — 1.3%
Baidu, Inc. ADR†	2,040	270,708
Coastal Energy Co.†	16,324	268,528
Hengdeli Holdings, Ltd.	712,000	285,400
Herbalife, Ltd.	4,381	308,072
Sands China, Ltd.	85,600	337,605

		1,470,313

China — 1.4%
China Construction Bank Corp.	525,000	409,382
China Shenhua Energy Co., Ltd.†	76,000	337,456
Industrial & Commercial Bank of China	518,000	345,171
Ping An Insurance Group Co.	50,500	422,425

		1,514,434

Finland — 0.9%
Metso Oyj	7,216	309,479
Nokian Renkaat Oyj	7,814	370,604
UPM-Kymmene Oyj	28,677	367,071

		1,047,154

France — 4.4%
Accor SA	7,790	269,082
AXA SA	23,938	339,048
BNP Paribas SA	6,268	251,813
Lafarge SA	8,900	347,007
LVMH Moet Hennessy Louis Vuitton SA	2,256	373,731
Pernod-Ricard SA	3,604	374,064
PPR	2,883	482,180
Renault SA	6,229	283,021
Sanofi	10,261	783,166
Schneider Electric SA	6,829	419,526
Technip SA	3,666	414,565
Total SA	13,428	641,132

		4,978,335

Germany — 3.9%
Allianz SE	5,099	568,177
BASF SE	8,842	727,882
Bayer AG	9,857	694,269
Bayerische Motoren Werke AG†	3,027	287,731
Continental AG	3,136	303,945
Freenet AG	17,461	303,475
Fresenius SE & Co. KGaA	3,510	350,323
Lanxess AG	4,430	352,719
Linde AG	1,949	333,580
SAP AG	7,245	480,374

		4,402,475

Guernsey — 0.2%
Resolution, Ltd.	54,167	196,737

Hong Kong — 1.0%
Galaxy Entertainment Group, Ltd.†	117,000	366,443
Hang Lung Properties, Ltd.	93,000	344,615
Wharf Holdings, Ltd.	76,000	453,533

		1,164,591

India — 0.6%
HDFC Bank, Ltd. ADR	9,222	316,591
Yes Bank, Ltd.	52,899	349,816

		666,407

Indonesia — 0.2%
Bank Rakyat Indonesia Persero Tbk PT	364,500	263,742

Ireland — 1.4%
Accenture PLC, Class A	6,413	416,524
Covidien PLC	8,757	483,649
Jazz Pharmaceuticals PLC†	6,319	322,459
Kerry Group PLC, Class A	6,977	315,576

		1,538,208

Israel — 0.4%
Teva Pharmaceutical Industries, Ltd. ADR	9,050	413,947

Italy — 0.3%
Prada SpA†	42,700	290,036

Japan — 5.7%
Anritsu Corp.	28,000	368,236
FamilyMart Co., Ltd.	6,700	298,748
FANUC Corp.	1,700	289,366
Gree, Inc.	13,800	371,791
Hitachi, Ltd.	57,000	365,531
Isuzu Motors, Ltd.	72,000	413,928
ITOCHU Corp.	34,400	390,361
Japan Tobacco, Inc.	57	316,627
JX Holdings, Inc.	58,700	333,055
Komatsu, Ltd.	11,800	342,147
Marubeni Corp.	50,000	349,449
Mitsubishi Corp.	16,300	355,848
Mitsui & Co., Ltd.	23,400	367,530

Nippon Telegraph & Telephone Corp.	6,400	290,581
Nissan Motor Co., Ltd.	41,600	435,591
ORIX Corp.	4,120	396,313
Rakuten, Inc.	302	336,648
Sumitomo Corp.	26,800	382,665

		6,404,415

Jersey — 1.4%
Petrofac, Ltd.	14,473	407,521
Shire PLC	10,936	356,735
Wolseley PLC	8,793	334,350
WPP PLC	31,900	431,507

		1,530,113

Netherlands — 1.1%
Chicago Bridge & Iron Co. NV	7,829	347,764
ING Groep NV CVA†	70,889	499,863
Unilever NV CVA	11,254	385,384

		1,233,011

Singapore — 0.4%
Avago Technologies, Ltd.	12,386	427,069

South Africa — 0.3%
Tiger Brands, Ltd.	9,071	332,577

South Korea — 0.7%
Hyundai Motor Co.	1,481	351,863
Samsung Electronics Co., Ltd.	372	457,542

		809,405

Spain — 0.2%
Amadeus IT Holding SA	12,660	258,744

Switzerland — 3.4%
ABB, Ltd.†	11,947	217,709
ACE, Ltd.	5,756	437,283
Cie Financiere Richemont SA, Class A	8,016	495,453
Nestle SA	18,035	1,104,772
Novartis AG	9,455	521,371
Roche Holding AG	4,072	743,830
Zurich Financial Services AG†	1,382	338,020

		3,858,438

Taiwan — 0.3%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	22,800	355,224

United Kingdom — 13.6%
ARM Holdings PLC	29,634	252,007
Aviva PLC	87,661	438,319
Barclays PLC	160,907	569,929
BG Group PLC	23,100	543,778
British American Tobacco PLC	14,930	765,422
BT Group PLC	101,221	346,284
Burberry Group PLC	20,554	495,353
Centrica PLC	84,680	421,764
Cookson Group PLC	26,148	307,870
GlaxoSmithKline PLC	32,142	743,326
IMI PLC	26,301	422,357
Imperial Tobacco Group PLC	12,315	492,455
Inchcape PLC	57,106	339,106
Intercontinental Hotels Group PLC	18,340	436,638
ITV PLC	243,438	330,678
Legal & General Group PLC	204,097	389,525
Marks & Spencer Group PLC	67,105	388,790
Meggitt PLC	53,949	357,657
Persimmon PLC	24,830	253,264
Prudential PLC	42,070	515,138
Rio Tinto PLC	15,610	869,571
Royal Dutch Shell PLC, Class A	38,953	1,385,474
Spectris PLC	12,196	373,294
Standard Chartered PLC	24,200	591,469
Taylor Wimpey PLC	523,434	426,864
Tullow Oil PLC	15,905	395,960
Unilever PLC	10,318	352,149
Vodafone Group PLC	437,624	1,210,925
Weir Group PLC	11,696	323,634
Xstrata PLC	24,223	462,893

		15,201,893

United States — 49.4%
Abbott Laboratories	9,272	575,420
Adobe Systems, Inc.†	12,753	427,991
AGCO Corp.†	8,115	377,916
Agilent Technologies, Inc.	7,914	333,813
Albemarle Corp.	4,895	319,643
Allergan, Inc.	4,298	412,608
Altria Group, Inc.	16,729	538,841
Amazon.com, Inc.†	1,430	331,617
American Express Co.	7,305	439,834
American Financial Group, Inc.	9,485	369,156
Ameriprise Financial, Inc.	6,316	342,390
Amgen, Inc.	8,233	585,449
Anadarko Petroleum Corp.	6,414	469,569
Apache Corp.	3,310	317,561
Apple, Inc.†	5,439	3,177,681
AT&T, Inc.	20,352	669,784
Bank of America Corp.	32,910	266,900
BB&T Corp.	12,021	385,153
BE Aerospace, Inc.†	8,205	385,881
Biogen Idec, Inc.†	3,368	451,346
Brinker International, Inc.	11,784	370,842
Capital One Financial Corp.	8,606	477,461
Caterpillar, Inc.	4,096	420,946
CBS Corp., Class B	11,688	389,795
CF Industries Holdings, Inc.	2,032	392,298
Chevron Corp.	11,743	1,251,334
Cisco Systems, Inc.	45,306	912,916
Citigroup, Inc.	35,317	1,166,874
Coca-Cola Co.	8,681	662,534
Cognizant Technology Solutions Corp., Class A†	5,179	379,724
Comcast Corp., Class A	11,820	358,501
Cooper Cos., Inc.	4,322	381,071
Cummins, Inc.	3,334	386,177
CVS Caremark Corp.	8,538	380,966
Danaher Corp.	7,212	391,035
Dell, Inc.†	21,235	347,617

Discover Financial Services	13,554	459,481
Dow Chemical Co.	13,359	452,603
Eli Lilly & Co.	6,820	282,280
EMC Corp.†	17,111	482,701
EOG Resources, Inc.	3,668	402,783
Exxon Mobil Corp.	10,343	893,015
Fifth Third Bancorp	27,410	390,044
Foot Locker, Inc.	11,671	357,016
Gap, Inc.	12,008	342,228
General Electric Co.	50,138	981,702
General Motors Co.†	15,326	352,498
Goldman Sachs Group, Inc.	2,937	338,196
Google, Inc., Class A†	1,784	1,079,730
Hain Celestial Group, Inc.†	8,346	394,766
Hartford Financial Services Group, Inc.	17,750	364,762
Humana, Inc.	2,952	238,167
Intel Corp.	27,400	778,160
International Business Machines Corp.	5,229	1,082,821
Interpublic Group of Cos., Inc.	37,070	437,797
Johnson & Johnson	9,729	633,261
Kansas City Southern	4,602	354,446
Kirby Corp.†	5,736	380,698
KLA-Tencor Corp.	6,897	359,679
Kraft Foods, Inc., Class A	9,739	388,294
Lennar Corp., Class A	14,341	397,819
Limited Brands, Inc.	6,695	332,741
Lorillard, Inc.	2,824	382,059
Lowe’s Cos., Inc.	11,766	370,276
Macy’s, Inc.	9,305	381,691
Marathon Oil Corp.	12,787	375,171
Masco Corp.	28,250	372,335
Mastercard, Inc., Class A	931	421,063
Mead Johnson Nutrition Co.	4,064	347,716
Medicis Pharmaceutical Corp., Class A	8,705	334,881
Merck & Co., Inc.	29,009	1,138,313
Microsoft Corp.	45,107	1,444,326
Monster Beverage Corp.†	5,609	364,361
Moody’s Corp.	9,127	373,751
Morgan Stanley	15,742	272,022
Motorola Solutions, Inc.	7,550	385,276
Mylan, Inc.†	16,333	354,589
NASDAQ OMX Group, Inc.†	1,273	31,278
National Oilwell Varco, Inc.	4,165	315,540
Norfolk Southern Corp.	6,972	508,468
Nu Skin Enterprises, Inc., Class A	5,830	310,739
Occidental Petroleum Corp.	4,778	435,849
Oil States International, Inc.†	4,005	318,718
Old Dominion Freight Line, Inc.†	8,340	370,880
Pfizer, Inc.	68,467	1,569,948
Philip Morris International, Inc.	10,792	965,992
Pier 1 Imports, Inc.	19,528	335,491
Pioneer Natural Resources Co.	3,039	351,977
Plains Exploration & Production Co.†	8,682	354,660
PNC Financial Services Group, Inc.	6,744	447,262
Precision Castparts Corp.	2,223	392,071
priceline.com, Inc.†	512	389,540
Principal Financial Group, Inc.	11,809	326,755
Prudential Financial, Inc.	6,969	421,903
QUALCOMM, Inc.	5,901	376,720
Ross Stores, Inc.	6,048	372,496
Starwood Hotels & Resorts Worldwide, Inc.	6,359	376,453
Tech Data Corp.†	5,060	272,177
Time Warner Cable, Inc.	4,471	359,692
Time Warner, Inc.	10,471	392,244
Towers Watson & Co., Class A	4,010	262,254
Tyson Foods, Inc., Class A	19,174	349,925
United Technologies Corp.	5,262	429,590
UnitedHealth Group, Inc.	7,011	393,668
US Bancorp	14,824	476,888
VF Corp.	2,485	377,844
Wal-Mart Stores, Inc.	8,973	528,599
Walt Disney Co.	8,850	381,523
Weight Watchers International, Inc.	3,962	300,954
Wells Fargo & Co.	41,544	1,388,816
Whiting Petroleum Corp.†	6,481	370,713

		55,381,789

Total Common Stock (cost $94,446,339)		109,134,019

PREFERRED STOCK — 0.8%
Germany — 0.8%
Henkel AG & Co. KGaA	5,699	423,960
Volkswagen AG	2,870	543,640

Total Preferred Stock (cost $786,115)		967,600

Total Long-Term Investment Securities (cost $95,232,454)		110,101,619

REPURCHASE AGREEMENT — 3.8%
Agreement with State Street Bank and Trust Co., bearing interest at 0.01% dated 04/30/12 to be repurchased 05/01/12 in the amount of $4,222,001 and collateralized by $4,290,000 of Federal Home Loan Mtg. Corp. Notes, bearing interest at 0.86% due 11/25/14 and having approximate value of $4,307,422 (cost $4,222,000)	$4,222,000	4,222,000

TOTAL INVESTMENTS — (cost $99,454,454) (1)	101.9%	114,323,619
Liabilities in excess of other assets	(1.9)	(2,141,039)

NET ASSETS —	100.0%	$112,182,580

†	Non-income producing security
(1)	See Note 4 for cost of investments on a tax basis.

ADR—American Depository Receipt

CVA –Certification Van Aanadelen (Dutch Certificate)

Industry Allocation*

Medical-Drugs	7.6%
Oil Companies-Integrated	5.2
Repurchase Agreements	3.8
Computers	3.1
Tobacco	3.1
Oil Companies-Exploration & Production	3.0
Food-Misc./Diversified	3.0
Banks-Super Regional	2.8
Banks-Commercial	2.8
Insurance-Multi-line	2.5
Auto-Cars/Light Trucks	2.5
Insurance-Life/Health	2.5
Diversified Banking Institutions	2.4
Chemicals-Diversified	2.3
Diversified Manufacturing Operations	2.0
Electronic Components-Semiconductors	1.7
Computer Services	1.7
Import/Export	1.5
Telephone-Integrated	1.5
Cellular Telecom	1.3
Applications Software	1.3
Retail-Apparel/Shoe	1.2
Web Portals/ISP	1.2
Transport-Rail	1.1
Oil-Field Services	1.1
Medical Products	1.0
Diversified Operations	1.0
Apparel Manufacturers	1.0
Diversified Minerals	1.0
Building-Residential/Commercial	1.0
Hotels/Motels	0.9
Medical-Biomedical/Gene	0.9
Beverages-Non-alcoholic	0.9
Commercial Services-Finance	0.9
Networking Products	0.8
Finance-Credit Card	0.8
Metal-Diversified	0.8
Advertising Agencies	0.8
Aerospace/Defense-Equipment	0.8
Retail-Major Department Stores	0.7
Retail-Jewelry	0.7
Multimedia	0.7
Medical-Generic Drugs	0.7
Machinery-Construction & Mining	0.7
E-Commerce/Services	0.7
Television	0.7
Electronic Components-Misc.	0.6
Semiconductor Components-Integrated Circuits	0.6
Cable/Satellite TV	0.6
Casino Hotels	0.6
Rubber-Tires	0.6
Distribution/Wholesale	0.6
Vitamins & Nutrition Products	0.6
Medical-HMO	0.6
Retail-Discount	0.5
Telecom Services	0.5
Brewery	0.4
Computers-Memory Devices	0.4
Enterprise Software/Service	0.4
Electronic Forms	0.4
Gas-Distribution	0.4
Power Converter/Supply Equipment	0.4
Finance-Leasing Companies	0.4
Agricultural Chemicals	0.4
Metal Processors & Fabrication	0.4
Engines-Internal Combustion	0.4
Wireless Equipment	0.4
Soap & Cleaning Preparation	0.3
Retail-Regional Department Stores	0.3
Retail-Drug Store	0.3
Transport-Marine	0.3
Machinery-Farming	0.3
Beverages-Wine/Spirits	0.3
Building Products-Wood	0.3
Internet Content-Entertainment	0.3
Transport-Truck	0.3
Retail-Restaurants	0.3
Retail-Building Products	0.3
Paper & Related Products	0.3
Electric Products-Misc.	0.3
Semiconductor Equipment	0.3
Aerospace/Defense	0.3
Food-Meat Products	0.3
Building-Heavy Construction	0.3
Building Products-Cement	0.3
Metal-Copper	0.3
Real Estate Operations & Development	0.3
Investment Management/Advisor Services	0.3
Coal	0.3
Retail-Home Furnishings	0.3
Electronic Measurement Instruments	0.3
Industrial Gases	0.3
Oil Refining & Marketing	0.3
E-Commerce/Products	0.3
Machinery-Pumps	0.3
Chemicals-Specialty	0.3
Oil Field Machinery & Equipment	0.3
Multilevel Direct Selling	0.3
Machinery-General Industrial	0.3
Commercial Services	0.3
Retail-Convenience Store	0.3
Industrial Automated/Robotic	0.3
Gold Mining	0.3
Electronic Parts Distribution	0.2
Travel Services	0.2
Consulting Services	0.2
Transactional Software	0.2
Engineering/R&D Services	0.2
Investment Companies	0.2

101.9%

*	Calculated as a percentage of net assets

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2012 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Japan	$6,404,415	$—	$—	$6,404,415
United Kingdom	15,201,893	—	—	15,201,893
United States	55,381,789	—	—	55,381,789
Other Countries*	32,145,922	—	—	32,145,922
Preferred Stock	967,600	—	—	967,600
Repurchase Agreement	—	4,222,000	—	4,222,000

Total	$110,101,619	$4,222,000	$—	$114,323,619

*	Sum of all other countries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by country, please refer to the Portfolio of Investments.

The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period. There were no transfers between levels.

See Notes to Portfolio of Investments

SunAmerica Series Trust

International Diversified Equities Portfolio

PORTFOLIO OF INVESTMENTS — April 30, 2012

(unaudited)

Security Description	Shares/ Principal Amount	Value (Note 1)

COMMON STOCK — 86.6%
Australia — 3.7%
AGL Energy, Ltd.	2,367	$36,945
Alumina, Ltd.	30,039	36,307
Amcor, Ltd.	13,597	106,539
AMP, Ltd.	47,930	213,247
Asciano, Ltd.	1,915	9,438
ASX, Ltd.	2,787	92,925
Australia & New Zealand Banking Group, Ltd.	95,040	2,367,734
BHP Billiton, Ltd.	33,864	1,254,367
Boral, Ltd.	17,629	69,433
Brambles, Ltd.	5,559	41,878
Caltex Australia, Ltd.	1,596	22,899
Coca-Cola Amatil, Ltd.	2,005	26,009
Commonwealth Bank of Australia	19,096	1,034,051
CSL, Ltd.	1,574	60,124
DuluxGroup, Ltd.	3,482	11,247
Echo Entertainment Group, Ltd.	1,137	5,331
Fortescue Metals Group, Ltd.	13,144	77,242
Goodman Group	22,317	83,712
GPT Group	29,207	99,513
Iluka Resources, Ltd.	682	12,080
Incitec Pivot, Ltd.	18,485	62,982
Insurance Australia Group, Ltd.	32,824	121,071
James Hardie Industries CDI	5,386	42,034
Leighton Holdings, Ltd.	583	12,508
Lend Lease Group	1,207	9,369
Macquarie Group, Ltd.	5,203	158,355
National Australia Bank, Ltd.	25,433	668,593
Newcrest Mining, Ltd.	7,759	212,622
Orica, Ltd.	3,983	111,513
Origin Energy, Ltd.	4,936	68,197
OZ Minerals, Ltd.	4,046	39,333
QBE Insurance Group, Ltd.	21,606	311,571
QR National, Ltd.	2,350	8,913
Rio Tinto, Ltd.	4,710	325,618
Santos, Ltd.	3,199	46,731
Sims Metal Management, Ltd.	4,540	67,267
Sonic Healthcare, Ltd.	336	4,415
Stockland	48,101	155,368
Suncorp Group, Ltd.	17,837	151,284
TABCORP Holdings, Ltd.	1,228	3,672
Telstra Corp., Ltd.	13,087	48,271
Transurban Group	4,771	29,181
Wesfarmers, Ltd.	2,861	90,265
Westfield Group	27,027	260,206
Westfield Retail Trust	57,000	161,544
Westpac Banking Corp.	34,896	826,460
Woodside Petroleum, Ltd.	2,717	98,858
Woolworths, Ltd.	4,782	129,249
WorleyParsons, Ltd.	325	9,566

		9,896,037

Austria — 0.5%
Erste Group Bank AG†	13,649	314,279
OMV AG	8,281	280,342
Raiffeisen Bank International AG	3,821	126,876
Telekom Austria AG	13,664	149,869
Verbund AG	2,501	70,002
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,953	79,624
Voestalpine AG	6,231	201,704

		1,222,696

Belgium — 0.8%
Ageas	9,004	16,388
Anheuser-Busch InBev NV(Xetra)	17,159	1,236,743
Anheuser-Busch InBev NV (Brussells)†	10,360	14
Bekaert NV	2,152	63,752
Belgacom SA	1,994	56,643
Groupe Bruxelles Lambert SA	3,082	213,814
Mobistar SA	1,502	56,803
Solvay SA	1,106	134,586
UCB SA	2,552	119,196
Umicore SA	2,656	144,128

		2,042,067

Bermuda — 0.2%
Cheung Kong Infrastructure Holdings, Ltd.	6,000	35,534
First Pacific Co.	28,000	30,387
Kerry Properties, Ltd.	9,000	41,006
Li & Fung, Ltd.	62,000	132,652
Noble Group, Ltd.	76,090	72,554
Shangri-La Asia, Ltd.	20,000	42,533
Skyworth Digital Holdings, Ltd.	58	24
Yue Yuen Industrial Holdings, Ltd.	10,000	33,511

		388,201

Brazil — 0.3%
All America Latina Logistica SA	7,200	32,787
Banco do Brasil SA	7,400	91,542
Banco Santander Brasil SA	2,100	17,120
BM&FBovespa SA	5,200	29,244
BR Malls Participacoes SA	1,500	18,634
BRF - Brasil Foods SA	12,702	232,230
CCR SA	3,000	23,293
Cia de Saneamento Basico do Estado de Sao Paulo	600	23,557
Cielo SA	960	28,808
Companhia Siderurgica Nacional SA	3,000	25,733
Companhia Vale do Rio Doce	3,500	78,221
Embraer SA	1,800	15,524
Lojas Renner SA	300	9,643
Natura Cosmeticos SA	600	13,771
OGX Petroleo e Gas Participacoes SA†	4,500	31,233
Petroleo Brasileiro SA	7,900	92,795
Redecard SA	1,100	18,524
Souza Cruz SA	1,200	18,691
Ultrapar Participacoes SA	1,000	22,716

		824,066

Canada — 0.6%
Agnico-Eagle Mines, Ltd.	2,300	91,874
Barrick Gold Corp.	13,400	542,050
Centerra Gold, Inc.†	2,400	31,074
Eldorado Gold Corp.	7,500	106,292
Franco-Nevada Corp.	1,800	80,739
Goldcorp, Inc.	10,600	405,930
IAMGOLD Corp.	5,100	63,243
Kinross Gold Corp.	15,300	137,070
New Gold, Inc.†	6,100	55,575
Osisko Mining Corp.†	4,700	48,387
Yamana Gold, Inc.	10,300	151,083

		1,713,317

Cayman Islands — 0.1%
ASM Pacific Technology, Ltd.	2,200	29,802
Sands China, Ltd.	29,600	116,742
Wynn Macau, Ltd.	18,800	60,335

		206,879

Denmark — 1.2%
AP Moller - Maersk A/S, Series B	69	539,703
DSV A/S	8,396	191,219
Novo Nordisk A/S, Class B	13,565	2,000,887
Novozymes A/S	8,340	218,732
TDC A/S	20,060	143,841
Vestas Wind Systems A/S†	5,328	47,031

		3,141,413

Finland — 0.9%
Elisa Oyj	6,593	148,711
Fortum Oyj	11,689	251,432
Kesko Oyj, Class B	10,692	285,608
Kone Oyj, Class B	2,972	183,916
Metso Oyj	11,402	489,008
Neste Oil Oyj	8,347	98,667
Nokia Oyj	94,312	338,818
Sampo Oyj, Class A	8,082	215,033
Stora Enso Oyj, Class R	12,969	88,410
UPM-Kymmene Oyj	22,538	288,490
Wartsila Oyj	3,283	132,892

		2,520,985

France — 4.3%
Accor SA	2,589	89,429
Air Liquide SA	3,164	406,966
Alcatel-Lucent†	30,487	46,974
Alstom SA	9,888	353,134
Atos	405	26,084
AXA SA	14,208	201,236
BNP Paribas SA†	10,563	424,361
Bouygues SA	16,919	459,559
Cap Gemini SA	1,321	51,566
Carrefour SA	7,762	155,917
Casino Guichard Perrachon SA	297	29,167
Cie de St. Gobain	2,388	100,030
Cie Generale d’Optique Essilor International SA†	2,530	222,840
Cie Generale de Geophysique - Veritas†	16,098	458,355
Cie Generale des Etablissements Michelin, Class B	881	65,796
CNP Assurances†	3,046	42,739
Credit Agricole SA	7,219	37,105
Danone	10,009	704,180
Dassault Systemes SA	527	51,147
Edenred	2,589	82,695
EDF SA	1,371	29,009
Eurazeo	559	28,647
Fonciere Des Regions	290	22,476
France Telecom SA	12,893	176,382
GDF Suez	8,602	198,011
Gecina SA	272	25,214
ICADE†	248	20,921
Imerys SA	382	21,713
Klepierre	1,082	34,259
L’Oreal SA	622	74,834
Lafarge SA	6,768	263,882
Lagardere SCA	2,301	69,750
LVMH Moet Hennessy Louis Vuitton SA	791	131,038
Neopost SA	618	35,532
Pernod-Ricard SA	1,174	121,851
Peugeot SA	1,308	15,704
PPR	1,671	279,474
Publicis Groupe SA	1,144	58,998
Renault SA	722	32,805
Safran SA	771	28,576
Sanofi	20,153	1,538,169
Schneider Electric SA	7,575	465,354
SCOR SE	4,460	117,927
Societe BIC SA	365	40,203
Societe Generale SA	6,261	148,018
Societe Television Francaise 1	9,562	92,398
Sodexo	1,332	106,072
Technip SA	6,089	688,567
Thales SA	953	33,019
Total SA	30,255	1,444,551
Unibail-Rodamco SE	1,997	373,252
Vallourec SA	768	46,184
Veolia Environnement SA	3,747	54,881
Vinci SA	10,296	477,009
Vivendi SA	15,930	294,474

		11,598,434

Germany — 9.1%
Adidas AG	2,288	190,803
Allianz SE	14,022	1,562,459
BASF SE	27,110	2,231,720
Bayer AG	24,611	1,733,453
Bayerische Motoren Werke AG	9,395	893,041
Beiersdorf AG	3,003	210,679
Celesio AG	13,154	226,791
Commerzbank AG†	48,957	105,955
Continental AG	811	78,603
Daimler AG	22,713	1,255,673
Deutsche Bank AG	23,300	1,013,784
Deutsche Boerse AG	3,407	213,902
Deutsche Lufthansa AG	9,369	121,922
Deutsche Post AG	41,498	774,526
Deutsche Telekom AG†	72,535	817,756
E.ON AG	63,641	1,441,795
Fresenius Medical Care AG & Co. KGaA	10,473	743,479
Fresenius SE & Co. KGaA	663	66,172
GEA Group AG	4,505	148,664
Hannover Rueckversicherung AG	2,864	173,120
Hochtief AG†	4,741	277,949
Infineon Technologies AG	5,977	59,504
K + S AG	4,809	240,336
Lanxess AG	1,427	113,619
Linde AG	3,908	668,872
Merck KGaA	2,041	224,239
Metro AG†	16,372	528,246
Muenchener Rueckversicherungs AG	6,433	933,710
RWE AG	10,851	466,454
SAP AG	36,763	2,437,539
Siemens AG	40,192	3,722,555
ThyssenKrupp AG	8,459	200,430
Volkswagen AG	2,622	447,552

		24,325,302

Guernsey — 0.0%
Resolution, Ltd.	16,811	61,058

Hong Kong — 0.8%
Bank of East Asia, Ltd.	17,909	66,940
BOC Hong Kong Holdings, Ltd.	42,000	130,461
Cheung Kong Holdings, Ltd.	16,000	213,233
China Merchants Holdings International Co., Ltd.	29	94
CLP Holdings, Ltd.	22,500	192,704
Hang Lung Group, Ltd.	10,000	62,704
Hang Lung Properties, Ltd.	27,000	100,050
Hang Seng Bank, Ltd.	10,800	148,387
Henderson Land Development Co., Ltd.	11,125	63,378
Hong Kong & China Gas Co., Ltd.	50,000	127,857
Hong Kong Exchanges and Clearing, Ltd.	11,852	189,420
Hutchison Whampoa, Ltd.	24,000	231,071
Link REIT	25,500	105,830
MTR Corp.	18,500	65,810
New World Development Co., Ltd.	41,000	51,206
Power Assets Holdings, Ltd.	16,500	123,559
Sino Land Co., Ltd.	32,239	55,763
SJM Holdings, Ltd.	20,000	44,080
Sun Hung Kai Properties, Ltd.	121	1,461
Swire Pacific, Ltd., Class A	8,500	100,298
Wharf Holdings, Ltd.	17,000	101,448
Wheelock & Co., Ltd.	11,000	37,146

		2,212,900

Indonesia — 0.3%
Adaro Energy Tbk PT	74,400	15,057
Astra International Tbk PT	14,000	108,155
Bank Central Asia PT	85,500	74,425
Bank Danamon Indonesia Tbk PT	21,500	13,101
Bank Mandiri Persero Tbk PT	65,500	52,739
Bank Negara Indonesia Persero Tbk PT	56,000	24,525
Bank Rakyat Indonesia Persero Tbk PT	78,500	56,801
Bumi Resources Tbk PT	129,000	28,423
Charoen Pokphand Indonesia Tbk PT	60,000	17,953
Gudang Garam Tbk PT	4,000	25,766
Indo Tambangraya Megah PT	3,093	13,378
Indocement Tunggal Prakarsa Tbk PT	10,500	20,622
Indofood Sukses Makmur Tbk PT	32,500	17,151
Kalbe Farma Tbk PT	37,000	16,204
Perusahaan Gas Negara PT	76,000	27,703
Semen Gresik (Persero) PT	25,500	33,711
Tambang Batubara Bukit Asam Tbk PT	6,000	12,045
Telekomunikasi Indonesia Tbk PT	69,000	63,816
Unilever Indonesia Tbk PT	10,000	21,598
United Tractors Tbk PT	11,772	37,914

		681,087

Isle of Man — 0.1%
Genting Singapore PLC	217,000	303,362

Japan — 21.1%
Advantest Corp.	6,000	100,701
Aeon Credit Service Co., Ltd.	2,100	36,824
Aeon Mall Co., Ltd.	4,300	95,921
Amada Co., Ltd.	7,000	47,871
Asahi Glass Co., Ltd.	28,200	223,580
Asahi Kasei Corp.	34,000	211,222
Astellas Pharma, Inc.	13,900	564,949
Bank of Kyoto, Ltd.	9,000	76,541
Bank of Yokohama, Ltd.	39,000	190,018
Benesse Holdings, Inc.	1,700	84,319
Bridgestone Corp.	39,300	937,707
Canon, Inc.	19,600	900,952
Casio Computer Co., Ltd.	10,200	68,349
Central Japan Railway Co.	46	382,565
Chiba Bank, Ltd.	19,000	115,894
Chubu Electric Power Co., Inc.	7,100	116,318
Chugai Pharmaceutical Co., Ltd.	6,900	124,795
Citizen Holdings Co., Ltd.	12,500	78,751
Credit Saison Co., Ltd.	3,200	69,098
Dai Nippon Printing Co., Ltd.	13,400	119,667
Daicel Corp.	7,000	44,539
Daiichi Sankyo Co., Ltd.	34,400	592,004
Daikin Industries, Ltd.	11,800	313,918
Daito Trust Construction Co., Ltd.	4,200	379,284
Daiwa House Industry Co., Ltd.	26,400	341,904
Daiwa Securities Group, Inc.	53,000	201,804
Denki Kagaku Kogyo KK	14,000	54,709
Denso Corp.	33,009	1,078,663
East Japan Railway Co.	10,500	654,935
Eisai Co., Ltd.	6,700	261,824
FamilyMart Co., Ltd.	4,197	187,141
FANUC Corp.	7,000	1,191,508
Fast Retailing Co., Ltd.	4,300	965,669
FUJIFILM Holdings Corp.	26,000	555,887
Fujitsu, Ltd.	101,400	495,316
Fukuoka Financial Group, Inc.	19,000	79,484
Furukawa Electric Co., Ltd.	12,600	34,404
GS Yuasa Corp.	17,000	88,151
Hirose Electric Co., Ltd.	800	84,269
Hisamitsu Pharmaceutical Co., Inc.	1,900	84,719
Hitachi Construction Machinery Co., Ltd.	8,600	188,179
Hitachi, Ltd.	103,800	665,651
Hokuhoku Financial Group, Inc.	37,000	64,880
Honda Motor Co., Ltd.	54,304	1,969,744
Hoya Corp.	13,000	299,599
Ibiden Co., Ltd.	7,300	150,773
IHI Corp.	28,000	68,036
Inpex Corp.	61	404,935
ITOCHU Corp.	48,100	545,824
ITOCHU Techno-Solutions Corp.	1,400	63,915
Japan Real Estate Investment Corp.	25	221,693
Japan Retail Fund Investment Corp.	82	130,949
Japan Tobacco, Inc.	107	594,370
JFE Holdings, Inc.	11,500	217,642
JGC Corp.	19,000	550,200
Joyo Bank, Ltd.	24,000	105,210
JS Group Corp.	5,400	106,390
JSR Corp.	4,800	95,351
JX Holdings, Inc.	66,300	376,176
Kajima Corp.	30,800	87,956
Kaneka Corp.	8,000	49,699
Kansai Electric Power Co., Inc.	12,300	178,399
Kawasaki Heavy Industries, Ltd.	26,000	78,808
Kawasaki Kisen Kaisha, Ltd.†	87,000	185,245
Keikyu Corp.	13,000	111,698
Keio Corp.	6,000	43,437
Keyence Corp.	2,700	641,182
Kintetsu Corp.	46,500	164,241
Kirin Holdings Co., Ltd.	21,000	268,813
Kobe Steel, Ltd.	60,000	86,423
Komatsu, Ltd.	38,200	1,107,628
Konami Corp.	3,700	107,978
Konica Minolta Holdings, Inc.	15,000	122,871
Kubota Corp.	53,000	515,130

Kuraray Co., Ltd.	9,500	136,122
Kurita Water Industries, Ltd.	1,600	39,299
Kyocera Corp.	8,600	846,643
Kyushu Electric Power Co., Inc.	3,600	47,841
Mabuchi Motor Co., Ltd.	2,900	122,226
Makita Corp.	2,500	96,756
Marubeni Corp.	47,200	329,880
Mitsubishi Chemical Holdings Corp.	38,500	203,494
Mitsubishi Corp.	46,600	1,017,332
Mitsubishi Electric Corp.	76,800	680,080
Mitsubishi Estate Co., Ltd.	60,000	1,070,140
Mitsubishi Heavy Industries, Ltd.	79,400	361,994
Mitsubishi Logistics Corp.	2,000	22,069
Mitsubishi Materials Corp.	57,000	171,343
Mitsubishi Tanabe Pharma Corp.	7,200	100,281
Mitsubishi UFJ Financial Group, Inc.	167,211	810,504
Mitsui & Co., Ltd.	39,100	614,121
Mitsui Chemicals, Inc.	17,000	49,186
Mitsui Fudosan Co., Ltd.	42,000	776,979
Mitsui O.S.K. Lines, Ltd.	3,000	11,723
Mizuho Financial Group, Inc.	482,500	767,504
MS&AD Insurance Group Holdings	10,000	185,746
Murata Manufacturing Co., Ltd.	6,300	362,581
Nabtesco Corp.	4,500	97,057
Namco Bandai Holdings, Inc.	2,100	30,195
NEC Corp.†	70,800	128,582
NGK Insulators, Ltd.	16,400	206,438
NGK Spark Plug Co., Ltd.	6,000	86,122
Nidec Corp.	2,600	234,469
Nikon Corp.	6,700	200,815
Nintendo Co., Ltd.	2,400	327,655
Nippon Building Fund, Inc.	30	285,947
Nippon Electric Glass Co., Ltd.	10,000	81,663
Nippon Express Co., Ltd.	25,400	96,395
Nippon Paper Group, Inc.	2,300	46,092
Nippon Sheet Glass Co., Ltd.	9,000	11,723
Nippon Steel Corp.	151,000	380,148
Nippon Telegraph & Telephone Corp.	7,800	354,146
Nippon Yusen KK	34,000	101,353
Nishi-Nippon City Bank, Ltd.	21,000	55,498
Nissan Motor Co., Ltd.	74,400	779,038
Nitto Denko Corp.	6,100	252,893
NKSJ Holdings, Inc.	6,900	143,030
Nomura Holdings, Inc.	76,900	317,848
Nomura Research Institute, Ltd.	4,100	94,746
NSK, Ltd.	15,000	104,083
NTN Corp.	13,000	49,662
NTT Data Corp.	46	160,343
NTT DoCoMo, Inc.	103	175,709
Obayashi Corp.	19,000	80,674
OJI Paper Co., Ltd.	31,800	146,175
Omron Corp.	12,400	265,115
Ono Pharmaceutical Co., Ltd.	2,400	135,872
Oracle Corp. Japan	1,500	58,054
Oriental Land Co., Ltd.	1,800	199,749
ORIX Corp.	530	50,982
Osaka Gas Co., Ltd.	34,200	138,359
Otsuka Holdings Co., Ltd.	7,300	220,353
Panasonic Corp.	83,800	652,851
Resona Holdings, Inc.	11,700	49,971
Rohm Co., Ltd.	4,400	199,499
Santen Pharmaceutical Co., Ltd.	2,300	96,073
SBI Holdings, Inc.	288	23,447
Secom Co., Ltd.	3,700	176,102
Seiko Epson Corp.	12,800	172,505
Sekisui Chemical Co., Ltd.	14,000	126,253
Sekisui House, Ltd.	28,400	265,005
Seven & I Holdings Co., Ltd.	13,100	397,561
Sharp Corp.	23,800	153,818
Shimamura Co., Ltd.	700	79,522
Shimano, Inc.	5,300	349,173
Shimizu Corp.	21,000	79,960
Shin-Etsu Chemical Co., Ltd.	17,448	1,014,012
Shinsei Bank, Ltd.	28,000	36,473
Shionogi & Co., Ltd.	8,900	116,489
Shiseido Co., Ltd.	9,500	166,821
Shizuoka Bank, Ltd.	19,000	199,186
Showa Denko KK	23,000	51,566
Showa Shell Sekiyu KK	6,700	42,379
SMC Corp.	2,600	436,698
Softbank Corp.	36,100	1,083,362
Sony Corp.	28,447	468,891
Stanley Electric Co., Ltd.	10,500	161,893
Sumitomo Chemical Co., Ltd.	37,400	155,053
Sumitomo Corp.	24,300	346,969
Sumitomo Electric Industries, Ltd.	14,900	203,233
Sumitomo Heavy Industries, Ltd.	11,000	57,039
Sumitomo Metal Industries, Ltd.	88,000	159,820
Sumitomo Metal Mining Co., Ltd.	41,400	547,575
Sumitomo Mitsui Financial Group, Inc.	28,300	915,922
Sumitomo Mitsui Trust Holdings, Inc.	141,518	418,315
Sumitomo Realty & Development Co., Ltd.	18,000	433,768
Suzuki Motor Corp.	10,700	254,232
Sysmex Corp.	4,400	178,006
T&D Holdings, Inc.	12,200	132,482
Taisei Corp.	28,000	71,192
Takeda Pharmaceutical Co., Ltd.	28,200	1,230,924
TDK Corp.	3,800	200,852
Teijin, Ltd.	28,800	97,395
Terumo Corp.	9,000	414,266
THK Co., Ltd.	1,300	26,117
Tobu Railway Co., Ltd.	23,200	118,267
Tohoku Electric Power Co., Inc.†	7,100	74,610
Tokio Marine Holdings, Inc.	25,971	669,768
Tokyo Electron, Ltd.	9,200	513,352
Tokyo Gas Co., Ltd.	37,400	180,817
Tokyu Corp.	32,000	149,900
Tokyu Land Corp.	31,000	150,651
TonenGeneral Sekiyu KK	10,000	93,938
Toppan Printing Co., Ltd.	11,200	76,172
Toray Industries, Inc.	34,100	263,523
Toshiba Corp.	117,000	482,127
Tosoh Corp.	18,000	50,276
TOTO, Ltd.	11,200	83,046
Toyo Seikan Kaisha, Ltd.	5,800	77,876
Toyota Boshoku Corp.	5,900	72,937
Toyota Industries Corp.	2,450	69,750
Toyota Motor Corp.	40,900	1,693,067
Trend Micro, Inc.	3,700	112,798
Unicharm Corp.	6,900	385,446
Ushio, Inc.	1,200	15,767
USS Co., Ltd.	770	78,408
West Japan Railway Co.	1,400	57,603
Yahoo Japan Corp.	544	163,595
Yakult Honsha Co., Ltd.	5,499	203,044
Yamada Denki Co., Ltd.	2,910	189,529
Yamaha Corp.	3,200	31,222
Yamaha Motor Co., Ltd.	1,100	14,811
Yamato Holdings Co., Ltd.	7,000	108,454

Yokogawa Electric Corp.	7,900	76,388

		56,425,838

Jersey — 0.8%
Experian PLC	15,504	244,695
Petrofac, Ltd.	6,504	183,135
Shire PLC	94	3,066
Wolseley PLC	1,328	50,497
WPP PLC	125,287	1,694,741

		2,176,134

Luxembourg — 0.2%
ArcelorMittal	17,070	295,211
Millicom International Cellular SA SDR	374	39,730
SES SA FDR	2,983	71,430
Subsea 7 SA†	6,497	168,358

		574,729

Mauritius — 0.0%
Golden Agri-Resources, Ltd.	97,683	58,018

Netherlands — 2.7%
Aegon NV	36,142	166,918
Akzo Nobel NV	6,809	364,894
ASML Holding NV	13,061	664,583
Corio NV	1,473	65,923
European Aeronautic Defence and Space Co. NV	2,303	90,921
Fugro NV CVA†	1,565	114,062
Heineken NV	14,792	808,955
ING Groep NV CVA†	107,583	758,606
Koninklijke Ahold NV	46,829	593,965
Koninklijke Boskalis Westminster NV	4,151	151,433
Koninklijke DSM NV	2,846	163,178
Koninklijke KPN NV	30,285	271,839
Koninklijke Philips Electronics NV	46,834	929,913
Randstad Holding NV	4,202	145,507
Reed Elsevier NV	18,448	217,554
SBM Offshore NV†	3,955	71,854
STMicroelectronics NV	9,695	54,991
TNT Express NV	20,656	250,456
Unilever NV CVA	28,563	978,115
Wolters Kluwer NV	20,123	347,344

		7,211,011

Norway — 1.8%
Aker Solutions ASA	12,989	220,722
DnB ASA	41,443	446,803
Norsk Hydro ASA	37,391	181,893
Orkla ASA	55,720	409,311
Statoil ASA	36,210	966,790
Telenor ASA	80,525	1,480,221
Yara International ASA	23,365	1,146,010

		4,851,750

Philippines — 0.8%
Aboitiz Equity Ventures, Inc.	170,000	205,353
Aboitiz Power Corp.	145,900	117,494
Alliance Global Group, Inc.	322,400	94,383
Ayala Corp.	17,700	180,270
Ayala Land, Inc.	424,900	215,872
Bank of the Philippine Islands	143,600	250,671
Energy Development Corp.	617,000	86,222
Manila Electric Co.	22,770	142,272
Metropolitan Bank & Trust	84,600	183,147
Philippine Long Distance Telephone Co.	3,760	230,480
SM Investments Corp.	14,790	244,865
SM Prime Holdings, Inc.	426,000	168,503

		2,119,532

Poland — 0.9%
Asseco Poland SA	3,092	45,920
Bank Pekao SA†	6,533	308,076
BRE Bank SA†	827	75,768
Get Bank SA†	12,006	7,234
KGHM Polska Miedz SA	7,583	333,784
PGE SA	37,578	224,994
Polski Koncern Naftowy Orlen SA†	18,664	217,755
Polskie Gornictwo Naftowe I Gazownictwo SA	101,716	131,609
Powszechna Kasa Oszczednosci Bank Polski SA	37,176	398,487
Powszechny Zaklad Ubezpieczen SA	2,700	272,971
Synthos SA	1,004	1,942
Tauron Polska Energia SA	59,200	87,674
Telekomunikacja Polska SA	38,827	203,167

		2,309,381

Singapore — 1.9%
Ascendas Real Estate Investment Trust	46,000	77,317
CapitaLand, Ltd.	75,000	178,182
CapitaMall Trust	66,004	96,006
City Developments, Ltd.	16,983	139,158
ComfortDelGro Corp., Ltd.	54,481	67,358
DBS Group Holdings, Ltd.	63,947	721,374
Fraser and Neave, Ltd.	32,000	182,044
Jardine Cycle & Carriage, Ltd.	2,025	77,187
Keppel Corp., Ltd.	46,200	412,533
Olam International, Ltd.	13,000	23,846
Oversea-Chinese Banking Corp., Ltd.	119,901	868,132
SembCorp Industries, Ltd.	34,370	140,257
SembCorp Marine, Ltd.	29,800	122,331
Singapore Airlines, Ltd.	17,810	153,994
Singapore Airlines, Ltd. 200	4,000	34,392
Singapore Exchange, Ltd.	19,008	102,912
Singapore Press Holdings, Ltd.	26,952	86,464
Singapore Technologies Engineering, Ltd.	40,000	97,293
Singapore Telecommunications, Ltd.	177,560	447,666
Singapore Telecommunications, Ltd. 10	59,000	148,275
United Overseas Bank, Ltd.	56,059	872,029
Wilmar International, Ltd.	33,000	129,867

		5,178,617

South Korea — 1.1%
Amorepacific Corp.	15	14,401
Cheil Industries, Inc.	314	26,951
Daewoo Securities Co., Ltd.†	800	8,141
Doosan Heavy Industries and Construction Co., Ltd.	422	19,903
E-Mart Co., Ltd.	103	24,471
GS Engineering & Construction Corp.	272	20,289
Hana Financial Group, Inc.	840	28,876
Hyundai Engineering & Construction Co., Ltd.	330	20,849
Hyundai Heavy Industries Co., Ltd.	185	46,327
Hyundai Mobis	259	70,472
Hyundai Motor Co.	620	147,302
Hyundai Steel Co.	331	28,879

Industrial Bank of Korea	1,350	14,932
KB Financial Group, Inc.	1,570	53,485
Kia Motors Corp.	930	68,631
Korea Electric Power Corp.†	1,120	21,506
Korea Exchange Bank	2,260	17,178
Korean Air Lines Co., Ltd.†	162	6,379
KT Corp.	930	24,194
KT&G Corp.	489	33,577
LG Chemical Co., Ltd.	194	48,838
LG Corp.	752	38,328
LG Display Co., Ltd.†	990	21,813
LG Electronics, Inc.	441	27,394
LG Household & Health Care, Ltd.	40	20,989
Lotte Shopping Co., Ltd.	57	17,703
NCsoft Corp.	68	17,630
NHN Corp.	184	41,680
OCI Co., Ltd.	78	14,770
POSCO	261	86,721
S-Oil Corp.	320	27,721
Samsung Corp.	643	43,696
Samsung Electro-Mechanics Co., Ltd.	255	24,707
Samsung Electronics Co., Ltd.	1,204	1,480,863
Samsung Engineering Co., Ltd.	156	29,678
Samsung Fire & Marine Insurance Co. Ltd.	167	31,919
Samsung Heavy Industries Co., Ltd.	990	36,530
Samsung SD Co., Ltd.	159	22,933
Samsung Securities Co. Ltd.	315	13,992
Samsung Techwin Co., Ltd.	172	10,532
Shinhan Financial Group Co., Ltd.	1,740	60,816
Shinsegae Co. Ltd.	37	8,119
SK Hynix, Inc.†	2,000	49,641
SK Innovation Co., Ltd.	279	39,006
SK Telecom Co., Ltd.	217	25,922
Woori Finance Holdings Co., Ltd.	1,040	10,997

		2,949,681

Sweden — 3.4%
Alfa Laval AB	7,393	147,391
Assa Abloy AB, Class B	6,321	184,233
Atlas Copco AB, Class A	19,716	469,338
Atlas Copco AB, Class B	9,266	194,521
Boliden AB	9,057	144,992
Electrolux AB, Class B	9,169	204,762
Getinge AB, Class B	14,015	376,163
Hennes & Mauritz AB, Class B	34,027	1,168,946
Holmen AB, Class B	1,019	27,062
Husqvarna AB, Class B	13,430	77,287
Investment AB Kinnevik, Class B	1,635	33,253
Investor AB, Class B	20,712	412,927
Lundin Petroleum AB†	4,078	81,120
Nordea Bank AB	90,286	800,596
Ratos AB, Class B	1,316	15,409
Sandvik AB	23,063	365,437
Scania AB, Class B	1,456	29,764
Securitas AB, Class B	18,483	169,395
Skandinaviska Enskilda Banken AB, Class A	11,133	75,133
Skanska AB, Class B	23,909	389,158
SKF AB, Class B	8,097	192,146
SSAB AB, Class A	3,305	33,732
Svenska Cellulosa AB, Class B	22,309	353,489
Svenska Handelsbanken AB, Class A	21,317	690,766
Swedbank AB, Class A	4,500	74,517
Swedish Match AB	6,745	274,163
Tele2 AB, Class B	11,400	217,270
Telefonaktiebolaget LM Ericsson, Class B	110,475	1,094,674
TeliaSonera AB	58,945	394,031
Volvo AB, Class A	9,805	135,814
Volvo AB, Class B	24,281	336,689

		9,164,178

Switzerland — 7.6%
ABB, Ltd.†	77,451	1,411,381
Baloise Holding AG	1,175	90,942
Cie Financiere Richemont SA, Class A	4,195	259,284
Credit Suisse Group AG	18,992	454,268
GAM Holding AG†	5,412	69,465
Geberit AG†	753	159,203
Givaudan SA†	125	121,330
Holcim, Ltd.†	6,001	373,554
Julius Baer Group, Ltd.†	7,361	281,821
Logitech International SA†	6,025	61,534
Lonza Group AG†	861	38,826
Nestle SA	94,256	5,773,849
Novartis AG	69,174	3,814,420
Pargesa Holding SA	194	12,985
Roche Holding AG	17,943	3,277,639
Schindler Holding AG	1,609	208,116
Straumann Holding AG	1,366	226,651
Swatch Group AG	408	32,545
Swatch Group AG, Class B	263	121,293
Swiss Life Holding AG†	553	56,570
Swiss Re AG†	6,897	432,369
Swisscom AG	339	126,278
Syngenta AG	3,977	1,396,430
UBS AG†	65,382	816,150
Zurich Financial Services AG†	2,363	577,961

		20,194,864

Thailand — 0.3%
Bangkok Bank PCL	13,500	83,854
Bangkok Bank PCL (Foreign Shares)	24,400	153,938
Bank of Ayudhya PCL	54,200	49,793
Kasikornbank PCL	17,100	90,922
Kasikornbank PCL (Foreign Shares)	33,500	177,577
Krung Thai Bank PCL	75,200	44,020
Siam Commercial Bank PCL	43,800	214,371
Univest Land PCL†(1)(2)	22,500	0

		814,475

United Kingdom — 20.7%
3i Group PLC	14,357	44,526
Admiral Group PLC	3,702	72,757
Aggreko PLC	35,147	1,283,972
AMEC PLC	8,296	152,812
Anglo American PLC	35,206	1,352,976
Antofagasta PLC	158	3,028
ARM Holdings PLC	75,540	642,392
AstraZeneca PLC	39,872	1,746,799
Aviva PLC	79,668	398,352
BAE Systems PLC	92,122	441,338
Balfour Beatty PLC	29,587	125,324
Barclays PLC	172,157	609,776
BG Group PLC	86,257	2,030,504
BHP Billiton PLC	22,571	723,269
BP PLC	371,644	2,683,977
British American Tobacco PLC	45,270	2,320,875
British Land Co. PLC	24,502	194,606
British Sky Broadcasting Group PLC	61,141	672,750

BT Group PLC	150,806	515,918
Bunzl PLC	6,760	112,231
Burberry Group PLC	3,577	86,206
Capita PLC	4,409	47,440
Capital Shopping Centres Group PLC	12,603	66,474
Carnival PLC	9,971	324,124
Centrica PLC	84,699	421,859
Cobham PLC	43,997	161,727
Compass Group PLC	55,007	574,904
Diageo PLC	61,242	1,541,533
GlaxoSmithKline PLC	144,256	3,336,111
Hammerson PLC	19,612	132,915
HSBC Holdings PLC	605,697	5,456,553
ICAP PLC	25,971	160,037
Imperial Tobacco Group PLC	21,181	846,991
Intercontinental Hotels Group PLC	9,022	214,795
International Power PLC	7,089	47,975
Invensys PLC	13,739	49,522
Investec PLC	4,913	28,321
J Sainsbury PLC	28,447	142,147
Johnson Matthey PLC	3,705	139,137
Kingfisher PLC	20,793	98,029
Land Securities Group PLC	21,574	254,716
Legal & General Group PLC	200,205	382,097
Lloyds Banking Group PLC†	222,266	111,858
Man Group PLC, Class B	55,873	93,850
Marks & Spencer Group PLC	57,433	332,753
National Grid PLC	61,736	666,773
Next PLC	4,671	222,035
Old Mutual PLC	109,763	263,283
Pearson PLC	32,565	613,057
Prudential PLC	50,606	619,659
Reckitt Benckiser Group PLC	20,774	1,209,325
Reed Elsevier PLC	33,110	274,044
Rexam PLC	11,001	76,770
Rio Tinto PLC	34,651	1,930,270
Rolls-Royce Holdings PLC†	35,149	469,752
Royal Bank of Scotland Group PLC†	384,431	151,419
Royal Dutch Shell PLC, Class A	102,704	3,655,255
Royal Dutch Shell PLC, Class B	67,219	2,450,700
RSA Insurance Group PLC	79,991	136,308
SABMiller PLC	44,106	1,852,838
Sage Group PLC	45,306	210,361
Schroders PLC	2,328	53,574
Segro PLC	19,601	70,333
Severn Trent PLC	8,809	241,605
Smith & Nephew PLC	72,603	714,623
Smiths Group PLC	8,255	143,348
SSE PLC	26,335	564,583
Standard Chartered PLC	75,565	1,846,874
Standard Life PLC	43,431	157,603
Tesco PLC	160,115	824,636
TUI Travel PLC	50,471	156,447
Tullow Oil PLC	445	11,078
Unilever PLC	24,641	840,987
United Utilities Group PLC	3,984	39,990
Vodafone Group PLC	994,404	2,751,560
Whitbread PLC	5,185	162,152
WM Morrison Supermarkets PLC	308	1,403
Xstrata PLC	37,140	709,732

		55,272,633

United States — 0.4%
Synthes, Inc.*	6,362	1,096,957

Total Common Stock (cost $225,756,833)		231,535,602

PREFERRED STOCK — 0.8%
Brazil — 0.3%
Banco Bradesco SA	5,460	87,737
Bradespar SA	993	18,181
Cia Brasileira de Distribuicao Grupo Pao de Acucar	323	14,996
Cia Energetica de Minas Gerais	2,791	55,318
Companhia De Bebidas Das Americas	2,300	96,880
Gerdau SA	1,782	16,753
Itau Unibanco Holding SA	6,427	101,152
Itausa - Investimentos Itau SA	12,049	57,269
Oi SA	3,156	19,024
Petroleo Brasileiro SA	11,140	124,424
Telefonica Brasil SA	942	26,884
Vale SA, Class A	5,289	115,011

		733,629

Germany — 0.5%
Henkel AG & Co. KGaA	4,642	345,327
Porsche Automobil Holding SE	3,345	204,187
ProSiebenSat.1 Media AG	6,119	155,353
RWE AG	778	30,761
Volkswagen AG	2,946	558,036

		1,293,664

South Korea — 0.0%
Samsung Electronics Co., Ltd.	81	57,984

United Kingdom — 0.0%
Rolls-Royce Holdings PLC Class C†	3,725,794	6,046

Total Preferred Stock (cost $1,971,263)		2,091,323

RIGHTS† — 0.0%
Cia Brasileira de Distribuicao Grupo Pao de Acucar (Expires 05/31/12)	2	4
Cia de Bebidas das Americas (Expires 06/01/12)	5	43
Itausa - Investimentos Itau SA (Expires 05/31/12)	146	43

Total Rights (cost $0)		90

Total Long-Term Investment Securities (cost $227,728,096)		233,627,015

Repurchase Agreement — 10.3%
Agreement with State Street Bank and Trust Co., bearing interest at 0.01% dated 04/30/12 to be repurchased 05/01/12 in the amount of $27,499,008 and collateralized by $27,940,000 of Federal Home Loan Mtg. Corp. Notes, bearing interest at 0.86% due 11/25/14 and having approximate value of $28,053,464 (cost $27,499,000)	$27,499,000	27,499,000

TOTAL INVESTMENTS — (cost $255,227,096) (3)	97.7%	261,126,015
Other assets less liabilities	2.3	6,188,478

NET ASSETS —	100.0%	$267,314,493

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2012, the aggregate value of these securities was $1,096,957 representing 0.4% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 1.

(2)	Illiquid security. At April 30, 2012, the aggregate value of these securities was $0 representing 0% of net assets.

(3)	See Note 4 for cost of investments on a tax basis.

CVA — Certification Van Aandelen (Dutch Cert.)

FDR — Federal Depository Receipt

SDR — Swedish Depository Receipt

Open Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of April 30, 2012	Unrealized Appreciation (Depreciation)
69	Long	Hang Seng Index	May 2012	$9,118,794	$9,311,285	$192,491
37	Long	Hang Seng China Enterprise Index	May 2012	$2,555,638	2,625,740	70,102
20	Long	Dax Index	June 2012	$4,674,371	4,484,035	(190,336)
6	Long	Dow Jones Euro Stoxx 50 Future	June 2012	$194,855	179,414	(15,441)
56	Long	Financial Times Stock Exch. 100 Index	June 2012	$5,272,087	5,193,928	(78,159)
38	Long	SPI 200 Australian Index	June 2012	$4,174,208	4,352,381	178,173
45	Long	Toyko Price Index	June 2012	$4,633,180	4,523,109	(110,071)

						$46,759

Open Forward Foreign Currency Contracts
Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized (Depreciation)
Credit Suisse London Branch	CAD	2,606,845	USD	2,637,594	05/24/2012	$—	$(26)
	USD	1,284,489	CHF	1,174,177	05/24/2012	9,446	—

						9,446	(26)

Deutsche Bank AG	USD	11,240,321	EUR	8,551,675	05/24/2012	80,431	—

Goldman Sachs International	USD	1,163,297	EUR	885,115	05/24/2012	8,423	—

JPMorgan Chase Bank N.A	USD	2,479,102	EUR	1,886,271	05/24/2012	17,954	—

Mellon Bank N.A.	USD	4,326,136	AUD	4,176,411	05/24/2012	15,301	—
	USD	1,143,709	EUR	870,178	05/24/2012	8,237	—

						23,538	—

Northern Trust Company	USD	175,325	EUR	133,396	05/24/2012	1,265	—

Royal Bank of Scotland PLC	JPY	16,291,365	USD	201,741	05/24/2012	—	(2,347)

UBS AG	CHF	654,583	USD	716,045	05/24/2012	—	(5,301)
	EUR	470,539	USD	618,541	05/24/2012	—	(4,361)
	USD	5,425,497	EUR	4,128,019	05/24/2012	39,198	—
	USD	3,175,440	GBP	1,994,134	05/24/2012	60,402	—

						99,600	(9,662)

Net Unrealized Appreciation (Depreciation)						$240,657	$(12,035)

AUD— Australian Dollar

CHF — Swiss Franc

EUR — Euro Dollar

GBP — British Pound

JPY — Japanese Yen

USD — United States Dollar

Industry Allocation*

Repurchase Agreements	10.3%
Medical-Drugs	7.3
Banks-Commercial	6.8
Oil Companies-Integrated	5.4
Diversified Banking Institutions	3.9
Auto-Cars/Light Trucks	3.4
Food-Misc./Diversified	3.2
Chemicals-Diversified	2.8
Diversified Minerals	1.8
Telephone-Integrated	1.8
Diversified Manufacturing Operations	1.6
Brewery	1.6
Electric-Integrated	1.5
Tobacco	1.5
Electronic Components-Misc.	1.2
Telecom Services	1.2
Cellular Telecom	1.1
Insurance-Multi-line	1.1
Real Estate Operations & Development	1.1
Insurance-Life/Health	1.1
Food-Retail	1.1
Import/Export	1.0
Metal-Diversified	1.0
Medical Products	1.0
Real Estate Investment Trusts	0.9
Agricultural Chemicals	0.9
Enterprise Software/Service	0.9
Electronic Components-Semiconductors	0.9
Retail-Apparel/Shoe	0.9
Insurance-Property/Casualty	0.9
Diversified Operations	0.9
Engineering/R&D Services	0.8
Machinery-Construction & Mining	0.8
Auto/Truck Parts & Equipment-Original	0.8
Electric Products-Misc.	0.8
Gold Mining	0.7
Transport-Rail	0.7
Steel-Producers	0.7
Beverages-Wine/Spirits	0.7
Insurance-Reinsurance	0.7
Gas-Distribution	0.7
Advertising Agencies	0.6
Soap & Cleaning Preparation	0.6
Oil-Field Services	0.6
Audio/Video Products	0.6
Machinery-General Industrial	0.5
Wireless Equipment	0.5
Commercial Services	0.5
Real Estate Management/Services	0.5
Semiconductor Equipment	0.5
Industrial Automated/Robotic	0.5
Industrial Gases	0.5
Building & Construction-Misc.	0.4
Building-Heavy Construction	0.4
Office Automation & Equipment	0.4
Transport-Services	0.4
Rubber-Tires	0.4
Aerospace/Defense	0.4
Cosmetics & Toiletries	0.4
Photo Equipment & Supplies	0.4
Finance-Investment Banker/Broker	0.4
Paper & Related Products	0.3
Investment Companies	0.3
Transport-Marine	0.3
Dialysis Centers	0.3
Building-Residential/Commercial	0.3
Computers-Integrated Systems	0.3
Cable/Satellite TV	0.3
Hotels/Motels	0.3
Machinery-Electrical	0.3
Oil Refining & Marketing	0.2
Electronic Measurement Instruments	0.2
Building Products-Cement	0.2
Multimedia	0.2
Oil Companies-Exploration & Production	0.2
Retail-Major Department Stores	0.2
Finance-Other Services	0.2
Metal Processors & Fabrication	0.2
Food-Catering	0.2
Medical Instruments	0.2
Casino Hotels	0.2
Machinery-Farming	0.2
Power Converter/Supply Equipment	0.2
Retail-Jewelry	0.2
Publishing-Books	0.2
Retail-Misc./Diversified	0.2
Seismic Data Collection	0.2
Security Services	0.2
Investment Management/Advisor Services	0.1
Building & Construction Products-Misc.	0.1
Transport-Truck	0.1
Machine Tools & Related Products	0.1
Textile-Products	0.1
Water	0.1
Toys	0.1
Bicycle Manufacturing	0.1
Publishing-Periodicals	0.1
Cruise Lines	0.1
Airlines	0.1
Building Products-Air & Heating	0.1
Medical-Biomedical/Gene	0.1
Commercial Services-Finance	0.1
Metal-Iron	0.1
Distribution/Wholesale	0.1
Aerospace/Defense-Equipment	0.1
Television	0.1
Appliances	0.1
Building Products-Doors & Windows	0.1
Food-Meat Products	0.1
Medical-Wholesale Drug Distribution	0.1
Athletic Footwear	0.1
Optical Supplies	0.1
Metal-Aluminum	0.1
Applications Software	0.1
Web Portals/ISP	0.1
Chemicals-Specialty	0.1
Food-Dairy Products	0.1
Computers-Memory Devices	0.1
Resorts/Theme Parks	0.1
Printing-Commercial	0.1
Human Resources	0.1
Retail-Consumer Electronics	0.1
Retail-Convenience Store	0.1
Retail-Automobile	0.1
Diversified Financial Services	0.1
Non-Ferrous Metals	0.1
Travel Services	0.1
Circuit Boards	0.1
Filtration/Separation Products	0.1
Precious Metals	0.1
Mining	0.1
Containers-Paper/Plastic	0.1

97.7%

*	Calculated as a percentage of net assets

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2012 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Germany	$24,325,302	$—	$—	$24,325,302
Japan	56,425,838	—	—	56,425,838
Switzerland	20,194,864	—	—	20,194,864
United Kingdom	55,272,633	—	—	55,272,633
Other Countries*	75,316,965	—	0	75,316,965
Preferred Stock	2,091,323	—	—	2,091,323
Rights	90	—	—	90
Repurchase Agreement	—	27,499,000	—	27,499,000
Other Financial Instruments:@
Open Futures Contracts-Appreciation	440,766	—	—	440,766
Open Forward Foreign Currency Contracts-Appreciation	—	240,657	—	240,657

Total	$234,067,781	$27,739,657	$0	$261,807,438

LIABILITIES:
Other Financial Instruments:@
Open Futures Contracts-Depreciation	394,007	—	—	394,007
Open Forward Foreign Currency Contracts-Depreciation	—	12,035	—	12,035

Total	$394,007	$12,035	$—	$406,042

*	Sum of all other countries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by country, please refer to the Portfolio of Investments.
@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period. There were no transfers between levels.

At the beginning and/or end of the reporting period, Level 3 investments in securities and other financial instruments were not considered a material portion of the Portfolio.

See Notes to Portfolio of Investments

SunAmerica Series Trust

Emerging Markets Portfolio

PORTFOLIO OF INVESTMENTS — April 30, 2012

(unaudited)

Security Description	Shares/ Principal Amount	Value (Note 1)

COMMON STOCK — 90.7%
Bermuda — 1.9%
Brilliance China Automotive Holdings, Ltd.†	1,814,000	$1,968,626
C C Land Holdings, Ltd.†	6,413,000	1,372,092
China WindPower Group, Ltd.†	38,090,000	1,595,541

		4,936,259

Brazil — 12.1%
BM&FBovespa SA	328,100	1,845,202
BR Malls Participacoes SA	278,298	3,457,281
BR Properties SA	144,500	1,792,842
Brasil Brokers Participacoes SA	410,955	1,405,675
Cia Hering	160,440	3,981,225
Embraer SA ADR	97,778	3,387,030
Localiza Rent a Car SA	184,786	3,155,462
M Dias Branco SA	49,935	1,464,138
MMX Mineracao E Metalicos SA†	351,559	1,634,086
Multiplan Empreendimentos Imobiliarios SA	73,000	1,723,369
OGX Petroleo e Gas Participacoes SA†	449,869	3,122,402
Tim Participacoes SA ADR	96,620	2,891,837
Vale SA ADR	82,705	1,836,051

		31,696,600

British Virgin Islands — 1.7%
Hollysys Automation Technologies, Ltd.†	248,698	2,469,571
Mail.ru Group, Ltd. GDR†	43,379	1,876,142

		4,345,713

Canada — 0.9%
Pacific Rubiales Energy Corp.	86,626	2,485,176

Cayman Islands — 5.5%
Baidu, Inc. ADR†	15,200	2,017,040
China Automation Group, Ltd.	4,500,000	1,241,195
China Shanshui Cement Group, Ltd.†	2,578,000	2,083,360
Eurasia Drilling Co, Ltd. GDR	135,146	3,851,661
Perfect World Co., Ltd. ADR	148,044	1,807,617
Tencent Holdings, Ltd.†	110,300	3,468,800

		14,469,673

Chile — 1.2%
ENTEL Chile SA	155,818	3,087,772

China — 11.3%
Agricultural Bank of China, Ltd.	7,931,000	3,761,747
China Construction Bank Corp.	13,563,000	10,576,086
China National Building Material Co., Ltd.†	1,910,000	2,579,933
China National Materials Co., Ltd.†	5,524,000	2,135,939
Harbin Electric Co., Ltd.†	1,624,000	1,693,356
Industrial & Commercial Bank of China	13,233,000	8,817,850

		29,564,911

Hong Kong — 3.6%
China Mobile, Ltd.	453,000	5,021,235
China Overseas Land & Investment, Ltd.	710,000	1,541,041
CNOOC, Ltd.	1,324,000	2,822,522

		9,384,798

India — 3.3%
Bharti Airtel, Ltd.	375,985	2,215,244
Housing Development Finance Corp.	124,785	1,594,146
ICICI Bank, Ltd.	70,710	1,183,822
LIC Housing Finance, Ltd.	342,297	1,693,948
Sterlite Industries India, Ltd.	429,916	868,806
Sterlite Industries India, Ltd. ADR	130,432	1,068,238

		8,624,204

Indonesia — 3.2%
Adaro Energy Tbk PT	14,268,000	2,887,599
Bank Mandiri Persero Tbk PT	4,131,000	3,326,196
Bank Rakyat Indonesia Persero Tbk PT	3,032,000	2,193,874

		8,407,669

Mauritius — 0.6%
Golden Agri-Resources, Ltd.	2,829,000	1,680,254

Mexico — 2.9%
America Movil SAB de CV, Series L ADR	62,400	1,662,960
Empresas ICA SAB de CV†	1,575,240	2,851,551
Grupo Modelo SAB de CV Series C	430,828	3,044,516

		7,559,027

Philippines — 0.7%
Alliance Global Group, Inc.	1,234,500	361,403
Universal Robina Corp.	1,026,780	1,580,784

		1,942,187

Russia — 7.1%
Gazprom OAO ADR†	389,113	4,463,126
LSR Group OJSC GDR (LSE)	23,708	126,838
LSR Group OJSC GDR(OTC)	199,270	1,066,094
LUKOIL OAO ADR†	91,236	5,597,329
Sberbank of Russia ADR†	572,749	7,394,190

		18,647,577

Singapore — 0.7%
First Resources, Ltd.	1,190,000	1,807,838

South Africa — 4.1%
African Bank Investments, Ltd.	793,715	3,966,865
FirstRand, Ltd.	542,563	1,763,791
Gold Fields, Ltd.	146,672	1,866,102
Lewis Group, Ltd.	187,887	1,825,126
Spar Group, Ltd.	94,159	1,472,342

		10,894,226

South Korea — 19.9%
Daelim Industrial Co., Ltd.	35,051	3,256,591
Daum Communications Corp.†	17,446	1,636,346
Hyundai Mobis	14,681	3,994,609
KB Financial Group, Inc.	100,921	3,438,079
KEPCO Engineering & Construction Co., Inc.	29,374	1,783,039
KEPCO Plant Service & Engineering Co., Ltd.	51,360	1,892,838
Kia Motors Corp.	62,399	4,604,868

Korean Air Lines Co., Ltd.†	45,555	1,793,782
KT&G Corp.	50,275	3,452,131
LG Fashion Corp.	55,260	1,838,537
Samsung Electronics Co., Ltd.	13,991	17,208,265
Samsung Engineering Co., Ltd.	15,268	2,904,652
SK Hynix, Inc.†	113,010	2,804,938
Woongjin Coway Co., Ltd.	52,090	1,668,539

		52,277,214

Taiwan — 6.6%
Asia Cement Corp.	1,739,000	2,092,742
Asustek Computer, Inc.	167,000	1,686,667
Formosa Chemicals & Fibre Corp.	359,000	1,041,043
Hon Hai Precision Industry Co., Ltd.	1,405,344	4,445,753
HTC Corp.	52,000	788,674
LITE-ON IT Corp.	1,807,000	1,831,220
Taiwan Semiconductor Manufacturing Co., Ltd.	517,722	1,538,534
Tripod Technology Corp.	565,680	1,665,559
Wistron NeWeb Corp.	583,290	1,096,346
Yuanta Financial Holding Co., Ltd.†	2,467,006	1,182,467

		17,369,005

Thailand — 3.2%
Kasikornbank PCL NVDR	675,100	3,589,556
Major Cineplex Group PCL	2,963,400	1,869,592
Siam Cement PCL NVDR	259,800	2,957,073

		8,416,221

United States — 0.2%
Zhongpin, Inc.†	60,230	568,571

Total Common Stock (cost $236,551,636)		238,164,895

PREFERRED STOCK — 3.5%
Brazil — 3.5%
Itau Unibanco Holding SA ADR	165,743	2,600,508
Petroleo Brasileiro SA ADR	138,050	3,059,188
Vale SA ADR	157,200	3,400,236

Total Preferred Stock (cost $10,956,593)		9,059,932

EXCHANGE-TRADED FUNDS — 0.5% iShares FTSE / Xinhua A50 China Index ETF (cost $1,216,404)	873,200	1,258,257

Total Long-Term Investment Securities (cost $248,724,633)		248,483,084

SHORT-TERM INVESTMENT SECURITIES — 8.1%
Certificates of Deposit — 5.1%
Deutsche Bank AG 0.17% due 05/01/12	$13,420,000	13,420,000

U.S. Government Treasuries — 3.0%
United States Treasury Bills
0.03% due 05/17/12	5,000,000	4,999,896
0.06% due 05/17/12	3,000,000	2,999,918

		7,999,814

Total Short-Term Investment Securities (cost $21,419,814)		21,419,814

TOTAL INVESTMENTS — (cost $270,144,447) (1)	102.8%	269,902,898
Liabilities in excess of other assets	(2.8)	(7,430,700)

NET ASSETS —	100.0%	$262,472,198

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR	— American Depository Receipt

GDR	— Global Depository Receipt

LSE	— London Stock Exchange

NVDR	— Non-Voting Depository Receipt

OTC	— Over the Counter

Industry Allocation*

Banks-Commercial	17.3%
Electronic Components-Semiconductors	7.7
Repurchase Agreements	5.1
Cellular Telecom	4.8
Oil Companies-Integrated	4.2
Oil Companies-Exploration & Production	4.0
U.S. Government Treasuries	3.0
Metal-Iron	2.6
Auto-Cars/Light Trucks	2.6
Engineering/R&D Services	2.5
Building-Heavy Construction	2.3
Real Estate Management/Services	1.8
Diversified Financial Services	1.8
Real Estate Operations & Development	1.8
Electronic Components-Misc.	1.7
Diversified Operations	1.6
Building Products-Cement	1.6
Auto/Truck Parts & Equipment-Original	1.5
Textile-Products	1.5
Finance-Consumer Loans	1.5
Web Portals/ISP	1.5
Oil-Field Services	1.4
Agricultural Operations	1.3
Internet Application Software	1.3
Tobacco	1.3
Aerospace/Defense	1.3
Finance-Mortgage Loan/Banker	1.3
Rental Auto/Equipment	1.2
Brewery	1.2
Coal	1.1
Building & Construction Products-Misc.	1.0
Industrial Automated/Robotic	1.0
Telecom Services	0.8
Food-Misc./Diversified	0.8
Machinery-Construction & Mining	0.8
Metal-Copper	0.7
Wireless Equipment	0.7
Theaters	0.7
Gold Mining	0.7
Finance-Other Services	0.7
Textile-Apparel	0.7
Electronic Parts Distribution	0.7
Retail-Home Furnishings	0.7
Internet Content-Entertainment	0.7
Airlines	0.7
Building & Construction-Misc.	0.7
Power Converter/Supply Equipment	0.7
Computers	0.6
Water Treatment Systems	0.6
Circuit Boards	0.6
E-Commerce/Products	0.6
Electric-Generation	0.6
Semiconductor Components-Integrated Circuits	0.6
Food-Flour & Grain	0.6
Food-Retail	0.5
Index Fund	0.5
Instruments-Controls	0.5
Petrochemicals	0.4
Investment Companies	0.1

102.8%

*	Calculated as a percentage of net assets

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2012 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Brazil	$31,696,600	$—	$—	$31,696,600
Cayman Islands	14,469,673	—	—	14,469,673
China	29,564,911	—	—	29,564,911
Russia	18,647,577	—	—	18,647,577
South Korea	52,277,214	—		52,277,214
Taiwan	17,369,005	—	—	17,369,005
Other Countries*	74,139,915	—	—	74,139,915
Preferred Stock	9,059,932	—	—	9,059,932
Exchange Traded Funds	1,258,257	—	—	1,258,257
Short-Term Investment Securities:
Certificates of Deposit	—	13,420,000	—	13,420,000
U.S. Government Treasuries	—	7,999,814	—	7,999,814

Total	$248,483,084	$21,419,814	$—	$269,902,898

*	Sum of all other countries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by country, please refer to the Portfolio of Investments.

The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period. There were no transfers between levels.

See Notes of Portfolio of Investments

SunAmerica Series Trust

Foreign Value Portfolio

PORTFOLIO OF INVESTMENTS — April 30, 2012

(unaudited)

Security Description	Shares/ Principal Amount	Value (Note 1)

COMMON STOCK — 94.2%
Australia — 0.7%
Qantas Airways, Ltd.†	2,536,847	$4,321,743

Austria — 0.4%
Telekom Austria AG	228,850	2,510,068

Canada — 1.6%
Talisman Energy, Inc.	767,450	10,037,409

China — 1.9%
China Life Insurance Co., Ltd.	1,533,000	4,149,304
China Telecom Corp., Ltd.	14,762,000	7,953,080

		12,102,384

France — 10.8%
Alstom SA	126,730	4,525,964
AXA SA	473,514	6,706,660
Carrefour SA	247,190	4,965,343
Cie Generale des Etablissements Michelin, Class B	120,045	8,965,341
Credit Agricole SA	1,062,230	5,459,786
France Telecom SA	574,550	7,860,099
GDF Suez	73,437	1,690,457
Sanofi	161,528	12,328,554
Thales SA	137,480	4,763,387
Total SA	167,370	7,991,226
Vivendi SA	163,960	3,030,879

		68,287,696

Germany — 9.7%
Bayer AG	108,340	7,630,830
Deutsche Lufthansa AG	544,710	7,088,473
Deutsche Post AG	246,453	4,599,842
E.ON AG	188,178	4,263,197
HeidelbergCement AG	100,090	5,502,937
Merck KGaA	63,100	6,932,616
Muenchener Rueckversicherungs AG	66,320	9,625,933
Rhoen-Klinikum AG	110,282	3,102,082
SAP AG	50,960	3,378,859
Siemens AG	94,950	8,794,204

		60,918,973

Hong Kong — 3.4%
Cheung Kong Holdings, Ltd.	257,000	3,425,055
China Mobile, Ltd.	608,000	6,739,317
Citic Pacific, Ltd.	2,100,449	3,459,846
Hutchison Whampoa, Ltd.	401,000	3,860,813
Swire Pacific, Ltd., Class A	298,500	3,522,220
Swire Properties, Ltd.	208,950	572,289

		21,579,540

Ireland — 1.7%
CRH PLC	405,905	8,228,697
Elan Corp. PLC ADR†	197,040	2,717,182

		10,945,879

Italy — 4.2%
ENI SpA	409,535	9,091,044
Intesa Sanpaolo SpA	2,923,354	4,423,004
Telecom Italia SpA RSP	7,624,187	7,165,419
UniCredit SpA	1,422,051	5,658,402

		26,337,869

Japan — 8.7%
FUJIFILM Holdings Corp.	92,900	1,986,226
ITOCHU Corp.	731,900	8,305,378
Koito Manufacturing Co., Ltd.	150,000	2,329,659
Konica Minolta Holdings, Inc.	573,000	4,693,662
Mazda Motor Corp.†	2,190,000	3,593,312
Nintendo Co., Ltd.	16,900	2,307,240
Nissan Motor Co., Ltd.	475,800	4,982,074
NKSJ Holdings, Inc.	169,700	3,517,704
Ricoh Co., Ltd.	372,000	3,373,347
Sony Corp.	114,300	1,884,003
Toyota Motor Corp.	277,000	11,466,496
Trend Micro, Inc.	210,700	6,423,394

		54,862,495

Netherlands — 6.7%
Akzo Nobel NV	198,730	10,649,942
ING Groep NV CVA†	1,108,900	7,819,244
Koninklijke Philips Electronics NV	390,399	7,751,569
LyondellBasell Industries NV, Class A	166,340	6,949,685
Randstad Holding NV	64,626	2,237,869
Reed Elsevier NV	424,803	5,009,637
SBM Offshore NV	104,750	1,903,076

		42,321,022

Norway — 3.2%
Statoil ASA	403,260	10,766,847
Telenor ASA	524,000	9,632,235

		20,399,082

Russia — 1.2%
Gazprom OAO ADR†	641,700	7,360,299

Singapore — 2.9%
DBS Group Holdings, Ltd.	1,072,950	12,103,743
Singapore Telecommunications, Ltd.	2,426,000	6,109,640

		18,213,383

South Korea — 5.3%
KB Financial Group, Inc. ADR	248,606	8,435,202
POSCO	21,465	7,132,049
Samsung Electronics Co., Ltd. GDR*	29,013	17,726,943

		33,294,194

Spain — 3.6%
Banco Santander SA	586,947	3,667,166
Iberdrola SA	877,949	4,087,251
International Consolidated Airlines Group SA†	2,437,260	6,977,376
Telefonica SA	571,169	8,324,183

		23,055,976

Sweden — 1.6%
Telefonaktiebolaget LM Ericsson, Class B	998,784	9,896,748

Switzerland — 7.1%
Adecco SA†	49,870	2,428,529
Credit Suisse Group AG†	280,950	6,720,018
Lonza Group AG	63,616	2,868,730

Novartis AG	86,270	4,757,135
Roche Holding AG	58,120	10,616,753
Swiss Re AG	195,985	12,286,175
UBS AG†	429,026	5,355,439

		45,032,779

Taiwan — 2.6%
Compal Electronics, Inc. GDR*	1,548,790	8,908,331
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	473,385	7,375,338

		16,283,669

United Kingdom — 16.9%
Aviva PLC	1,360,570	6,803,060
BAE Systems PLC	1,071,271	5,132,245
BP PLC	1,030,322	7,440,886
G4S PLC	780,400	3,541,165
GlaxoSmithKline PLC	435,897	10,080,694
Hays PLC	2,546,370	3,690,325
HSBC Holdings PLC ADR	218,470	9,868,290
Kingfisher PLC	1,061,470	5,004,326
Marks & Spencer Group PLC	1,892,550	10,964,966
Rentokil Initial PLC†	3,488,244	4,899,656
Rexam PLC	1,130,937	7,892,209
Royal Dutch Shell PLC ADR, Class B	140,618	10,315,736
Tesco PLC	1,753,240	9,029,664
Vodafone Group PLC	4,207,268	11,641,696

		106,304,918

Total Common Stock (cost $612,730,960)		594,066,126

PREFERRED STOCK — 2.0%
Brazil — 2.0%
Petroleo Brasileiro SA ADR	325,530	7,213,745
Vale SA ADR	243,960	5,276,855

Total Preferred Stock (cost $11,849,435)		12,490,600

Total Long-Term Investment Securities (cost $624,580,395)		606,556,726

REPURCHASE AGREEMENT — 3.2%
Agreement with State Street Bank and Trust Co., bearing interest at 0.01%, dated 04/30/12 to be repurchased 05/01/12 in the amount of $20,319,006 and collateralized by $20,645,000 of Federal Home Loan Mtg. Corp. Notes, bearing interest at 0.86% due 11/25/14 and having approximate value of 20,728,839 (cost $20,319,000)	$20,319,000	20,319,000

TOTAL INVESTMENTS (cost $644,899,395)(1)	99.4%	626,875,726
Other assets less liabilities	0.6	3,531,038

NET ASSETS —	100.0%	$630,406,764

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2012, the aggregate value of these securities was $26,635,274 representing 4.2% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	See Note 4 for cost of investments on a tax basis.

ADR	—	American Depository Receipt
CVA	—	Certification Van Aandelen (Dutch Certificate)
GDR	—	Global Depository Receipt
RSP	—	Risparmio Savings Shares

Industry Allocation*
Oil Companies-Integrated	8.5%
Medical-Drugs	7.4
Diversified Banking Institutions	5.3
Telecom Services	4.3
Telephone-Integrated	4.0
Chemicals-Diversified	4.0
Insurance-Reinsurance	3.4
Repurchase Agreements	3.2
Banks-Commercial	3.2
Auto-Cars/Light Trucks	3.2
Insurance-Life/Health	2.9
Airlines	2.9
Cellular Telecom	2.9
Electronic Components-Semiconductors	2.8
Oil Companies-Exploration & Production	2.8
Food-Retail	2.2
Building Products-Cement	2.2
Retail-Major Department Stores	1.7
Electric-Integrated	1.6
Wireless Equipment	1.6
Aerospace/Defense	1.5
Rubber-Tires	1.4
Computers	1.4
Diversified Manufacturing Operations	1.4
Diversified Financial Services	1.4
Human Resources	1.4
Import/Export	1.3
Containers-Metal/Glass	1.3
Electronic Components-Misc.	1.2
Diversified Operations	1.2
Semiconductor Components-Integrated Circuits	1.2
Steel-Producers	1.1
Insurance-Multi-line	1.1
Photo Equipment & Supplies	1.0
Internet Security	1.0
Metal-Iron	0.8
Publishing-Books	0.8
Retail-Building Products	0.8
Diversified Operations/Commercial Services	0.8
Transport-Services	0.7
Machinery-General Industrial	0.7
Real Estate Operations & Development	0.6
Security Services	0.6
Insurance-Property/Casualty	0.6
Enterprise Software/Service	0.6
Steel-Specialty	0.5
Office Automation & Equipment	0.5
Medical-Hospitals	0.5
Chemicals-Specialty	0.5
Auto/Truck Parts & Equipment-Original	0.4
Toys	0.4
Oil-Field Services	0.3
Audio/Video Products	0.3

99.4%

*	Calculated as a percentage of net assets

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2012 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
France	$68,287,696	$—	$—	$68,287,696
Germany	60,918,973	—	—	60,918,973
Japan	54,862,495	—		54,862,495
Netherlands	42,321,022	—	—	42,321,022
South Korea	33,294,194			33,294,194
Switzerland	45,032,779	—	—	45,032,779
United Kingdom	106,304,918	—	—	106,304,918
Other Countries*	174,135,718	8,908,331	—	183,044,049
Preferred Stock	12,490,600	—	—	12,490,600
Repurchase Agreement	—	20,319,000	—	20,319,000

Total	$597,648,395	$29,227,331	$—	$626,875,726

*	Sum of all other countries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by country, please refer to the Portfolio of Investments.

The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period. A security in the amount of $8,908,331 was transferred from Level 1 to Level 2 as the result of the lack of availability of a quoted price in an active market. There were no additional transfers between levels.

See Notes to Portfolio of Investments

NOTES TO PORTFOLIO OF INVESTMENTS — April 30, 2012 — (unaudited)

Note 1. Security Valuation

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America (“GAAP”), the Portfolios disclose the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Portfolios would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP established a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.).

Level 3—Significant unobservable inputs (includes inputs that reflect the Portfolios’ own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances.)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The summary of inputs used to value the Portfolios’ net assets as of April 30, 2012 are reported on a schedule following the Portfolio of Investments.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges for which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange (“NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If such a security’s price is available from more than one exchange, the Portfolios use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolios’ shares, and the Portfolios may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolios determine that closing prices do not reflect the fair value of the securities, the Portfolios will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Trustees (the “Board”) to reflect what is believed to be the fair value of the securities as of the close of regular trading on the NYSE. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolios are open. For foreign equity securities and foreign equity futures contracts, the Portfolios use an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and, when so adjusted, such securities and futures are generally categorized as Level 2.

Bonds and debentures, other long-term debt securities and short term debt securities with maturities in excess of 60 days are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available and are generally categorized as Level 2 or Level 3 depending on the observability of inputs. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable, the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Portfolios if acquired within 60 days of maturity or, if already held by the Portfolios on the 60th day, are amortized to maturity based on the value determined on the 61st day, and are generally categorized as Level 2.

Senior Secured Floating Rate Loans (“Loans”) for which an active secondary market exists to a reliable degree, will be valued at the mean of the last available bid and ask prices in the market for such Loans, as provided by a third party pricing service, and are generally categorized as Level 2 or Level 3 depending on the availability of market activity and/or observable market data.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Registered investment companies generally are categorized as Level 1.

Futures contracts traded on national securities exchanges are valued at the quoted daily settlement prices established by the exchange on which they trade and are generally categorized as Level 1. Options and swap contracts traded on national securities exchanges are valued as of the close of the exchange upon which they trade and are generally categorized as Level 1. Options and swap contracts traded on over-the-counter markets are marked-to-market daily based upon quotations received from an approved outside pricing service or market makers and are generally categorized as Level 2. Forward foreign currency contracts (“Forward contracts”) are valued at the 4:00 p.m. Eastern Time forward rate and are generally categorized as Level 2.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market and are generally categorized as Level 1 or Level 2

The Board is responsible for the daily valuation process, including determining in good faith the fair value of securities for which market quotations are not readily available. The Board has delegated the daily valuation process to a pricing review committee pursuant to Pricing Review Committee Policies and Procedures (the “PRC Procedures”). Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are valued pursuant to the PRC Procedures and are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

Derivative Instruments

Forward Foreign Currency Contracts. Certain Portfolios may enter into Forward Contracts for various purposes, including to facilitate settlement of foreign currency denominated portfolio transactions, to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates, to hedge portfolio exposure to benchmark currency allocations, to manage and/or gain exposure to certain foreign currencies or to enhance return. During the period ended April 30, 2012, the Global Bond, Total Return Bond, Telecom Utility, International Growth and Income, and International Diversified Equities Portfolios used forward currency contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates. In addition, the Total Return Bond Portfolio also used forward currency contracts to enhance return. Forward contracts are reported on a schedule following the Portfolio of Investments. As of April 30, 2012, the following Portfolios had open forward contracts: Global Bond Portfolio, Total Return Bond Portfolio, Telecom Utility Portfolio, International Growth and Income Portfolio and International Diversified Equities Portfolio.

A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the cumulative change in market value is recorded by the Portfolio as unrealized appreciation or depreciation. On the settlement date, the Portfolio records either realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks to the Portfolios of entering into forward contracts include counterparty risk, market risk and illiquidity risk. Counterparty risk arises upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Portfolio’s loss will generally consist of the net amount of contractual payments that the Portfolio has not yet received though the Portfolio’s maximum risk due to counterparty credit risk could extend to the notional amount of the contract. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. These contracts may involve market risk in excess of the unrealized appreciation or depreciation of the contract. Illiquidity risk arises because the secondary market for forwards may have less liquidity relative to markets for other securities. Currency transactions are also subject to risks different from those of other Portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.

Futures: Certain Portfolios may enter into futures contracts for various purposes, including to increase or decrease exposure to equity or bond markets, to hedge against changes in interest rates, prices of stocks, bonds or other instruments, or currency rates, to manage duration and yield curve positioning, or to enhance income or total return. During the period ended April 30, 2012, the Corporate Bond Portfolio used futures contracts to manage duration and yield curve positioning. The Global Bond Portfolio used futures contracts to increase or decrease exposure to equity and bond markets. The Total Return Bond Portfolio used futures contracts to increase or decrease exposure to bond markets, to manage duration and yield curve positioning, and hedge against changes in interest rates. The SunAmerica Dynamic Allocation Portfolio, Equity Index and International Diversified Equities Portfolios used futures contracts to increase or decrease exposure to equity markets. The Balanced Portfolio used futures contracts to increase or decrease exposure to equity and bond markets and to hedge against changes in interest rates, and prices of bonds. Futures contracts are reported on a schedule following the Portfolio of Investments. As of April 30, 2012, the following Portfolios had open futures contracts: Corporate Bond Portfolio, Global Bond Portfolio, Total Return Bond Portfolio, Balanced Portfolio, SunAmerica Dynamic Allocation Portfolio, Equity Index Portfolio and International Diversified Equities Portfolio

Common futures contracts include interest rate futures, single stock futures, stock index futures and currency futures. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A single stock futures contract is a contract to buy a single stock at a future time for a fixed price. A stock index futures contract is similar in economic effect to a single stock futures contract, except that rather than being based on a specific security it is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to buy or sell a specific foreign currency at a future time for a fixed price.

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures transaction, a Portfolio will be required to segregate an initial margin payment of cash or other liquid securities with the Futures Commission Merchant (the “broker”). Subsequent payments, known as “Variation Margin” are made or received by the Portfolio as a result of changes in the value of the contract and/or changes in the value of the initial margin requirement. Such receipts or payments are recorded as variation margin for changes in the value of the contracts and as due to/from broker for the changes in the value of the initial margin requirement. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The primary risk to the Portfolios of entering into futures contracts is market risk. Market risk is the risk that there will be an unfavorable change in the interest rate, value or currency rate of the underlying security(ies). Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. There may also be trading restrictions or limitations imposed by an exchange, and government regulations may restrict trading in futures contracts. While the Portfolios will generally only purchase exchange-traded futures, due to market conditions, there may not always be a liquid secondary market for a futures contract and, as a result, a Portfolio may be unable to close out its futures contracts at a time which is advantageous. In addition, if a Portfolio has insufficient cash to meet margin requirements, the Portfolio may need to sell other investments, including at disadvantageous times. There is generally minimal counterparty credit risk to the Portfolios since the futures contracts are generally exchange-traded.

Options: Certain Portfolios may enter into option contracts for various purposes, including to facilitate trading, increase or decrease a Portfolio’s market exposure, to seek higher investment returns, to seek protection against a decline in the value of a Portfolio’s securities or an increase in prices of securities that may be purchased, or to generate income. During the period ended April 30, 2012, the Total Return Bond Portfolio used option contracts to seek protection against a decline in the value of a Portfolio’s securities or an increase in prices of securities that may be purchased or to generate income. Option contracts are reported on a schedule following the Portfolio of Investments. As of April 30, 2012, the Total Return Bond Portfolio had open option contracts.

An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. When a Portfolio writes a call or a put option, it receives a premium which is equal to the current market value of the option written. The premiums on written options are recorded as a liability. If a Portfolio purchases a call or a put option, it pays a premium which reflects the current market value of the option. The option position is marked to market daily and its value fluctuates based upon the value of the underlying financial instrument, time to expiration, cost of borrowing funds, and volatility of the value of the underlying financial instrument. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchased upon exercise of the option. Options may be traded on a national securities exchange or in the over-the-counter (OTC) market.

Risks to the Portfolios of entering into option contracts include credit risk, market risk and, with respect to OTC options, illiquidity risk. Counterparty risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Portfolio’s loss will consist of the net amount of contractual payments that the Portfolio has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby. Transactions in options written during the period ended April 30, 2012 are summarized as follows:

For the period ended April 30, 2012 the following Portfolio had options written:

	Written Options
	Total Return Bond Portfolio
	Notional Amounts	Premiums Received
Options outstanding as of January 31, 2012	$18,200,000	$109,213
Options written	6,800,000	104,380
Options terminated in closing purchase transactions	(9,400,000)	(59,007)
Options exercised	—	—
Options expired (written)	—	—

Options outstanding as of April 30, 2012	$15,600,000	$154,586

Swap Contracts: Certain Portfolios may enter into credit default, interest rate, equity and/or total return swap contracts. Generally, a swap contract is a privately negotiated agreement between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either marked-to-market daily based upon quotations from market makers or are calculated using standard models and current market data. Any change, in market value is recorded as an unrealized gain or loss. In connection with these contracts, securities or cash may be identified as collateral in accordance with the terms of the respective swap contract to provide assets of value and recourse in the event of default or bankruptcy/insolvency. The Portfolios amortize upfront payments and receipts on the swap contracts on a daily basis. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments made or received by the Portfolios are included as part of realized gain (loss).

Credit Default Swap Agreements: Certain Portfolios may enter into credit default swap agreements (“credit default swaps”) for various purposes, including managing credit risk (i.e., hedging), enhancing returns, substituting for physical securities or speculating. During the period ended April 30, 2012, the Global Bond and Total Return Bond Portfolios used credit default swaps to manage credit risk (i.e., hedging). In addition, the Total Return Bond Portfolio also used credit default swaps as a substitute for physical securities. Credit default swaps are reported on a schedule following the Portfolio of Investments. As of April 30, 2012, the Global Bond Portfolio and Total Return Bond Portfolio had open credit default swaps.

Credit default swaps are bilateral contracts in which one party makes periodic fixed-rate payments or a one time premium payment (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified payment in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its Portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap. If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. As a buyer of protection on credit default swaps, a Portfolio will make periodic payments, similar to an insurance premium, the seller of protection agrees to compensate the Portfolio for future potential losses as a result of a credit event on the reference bond or other asset. The Portfolio effectively transfers the credit event risk of the reference bond or asset from it to the seller of protection. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps on corporate issues or sovereign issues of an emerging country are bilateral contracts in which the buyer of protection makes periodic fixed payments or a one time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce credit risk where a Portfolio owns or has exposure to the referenced obligation) or to take a speculative credit position with an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swaps on asset-backed securities are bilateral contracts in which the buyer of protection makes periodic fixed-rate payments or a one time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take a speculative credit position with an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swaps on credit indices are bilateral contracts in which the buyer of protection makes periodic fixed-rate payments or a one time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a Portfolio of credit default swaps or bonds which is less expensive than it would be to enter into many credit default swaps to achieve a similar effect. Credit-default swaps on indices are used for protecting investors owning bonds against default, and also to speculate on changes in credit quality. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swaps on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-based securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swaps outstanding as of April 30, 2012 for which a Portfolio is the seller of protection, if any, are disclosed in the footnotes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swaps entered into by a Portfolio for the same referenced entity or entities.

Equity Swap Agreements: Certain Portfolios may enter into equity swap agreements (“equity swaps”) for various purposes, including to hedge exposure to market risk, to gain exposure to a security or market index or to enhance total return. Equity swaps are reported on a schedule following the Portfolio of Investments. As of April 30, 2012, none of the Portfolios had open equity swaps.

Equity swaps, a type of total return swap, are contracts that are typically entered into for the purpose of investing in a security or index without owning or taking physical custody of securities. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.

The counterparty to an equity swap will typically be a bank, investment banking firm or broker/dealer. Equity swaps may be structured in different ways. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks.

Therefore, the return to the Portfolio on any equity swap should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

A Portfolio will generally enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Portfolio is contractually obligated to make. If the counterparty to an equity swap defaults, the Portfolio’s risk of loss consists of the net discounted amount of payments that the Portfolio is contractually entitled to receive, if any. In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates.

Interest Rate Swap Agreements: Certain Portfolios may enter into interest rate swap agreements (“interest rate swaps”) for various purposes, including managing exposure to fluctuations in interest rates, substituting for physical securities or speculating. During the period ended April 30, 2012, the Global Bond and Total Return Bond Portfolios used Interest Rate Swap agreements to manage exposure to fluctuations in interest rates. In addition, the Total Return Bond Portfolio also used interest rate swaps as a substitute for physical securities. Interest rate swaps are reported on a schedule following the Portfolio of Investments. As of April 30, 2012, the Global Bond Portfolio and Total Return Bond Portfolio had open interest rate swaps. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Since interest rate swaps are individually negotiated, the Portfolios expect to achieve an acceptable degree of correlation between their respective Portfolio investments and their interest rate positions. Portfolios will enter into interest rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments.

Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio’s risk of loss consists of the net discounted amount of interest payments that the Portfolio is contractually entitled to receive, if any. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Portfolio securities transactions.

Risks of Entering into Swap Agreements: Risks to the Portfolios of entering into credit default swaps, equity swaps and interest rate swaps, include credit risk, market risk, counterparty risk, liquidity risk or documentation risk. By entering into swap agreements, the Portfolios may be exposed to risk of potential loss due to unfavorable changes in interest rates, the price of the underlying security or index, or the underlying referenced asset’s perceived or actual credit, that the counterparty may default on its obligation to perform or the possibility that there is no liquid market for these agreements. There is also the risk that the parties may disagree as to the meaning of contractual terms in the swap agreement. In addition, to the extent that the subadviser does not accurately analyze and predict the underlying economic factors influencing the value of the swap, the Portfolio may suffer a loss.

Master Agreements. Certain Portfolios that hold derivative instruments may be a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative instruments entered into from time to time. The Master Agreement may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Collateral can be in the form of cash or securities as agreed to by the Portfolio and applicable counterparty. Collateral requirements are generally determined based on a Portfolio’s net position with each counterparty. The Master Agreements may contain certain provisions that require a Portfolio to post additional collateral upon the occurrence of certain events, such as when a Portfolio’s net assets fall below a specified level. The Master Agreements also typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Termination events applicable to a Portfolio may also occur upon a decline in the Portfolio’s net assets below a specified level over a certain period of time. Additional termination events applicable to counterparties may occur upon a decline in a counterparty’s long-term and short-term credit ratings below a specified level, or upon a decline in the ratings of a counterparty’s credit support provider. Upon the occurrence of a termination event, the other party may elect to terminate early and cause settlement of all derivative instruments outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of a Portfolio’s counterparties to elect early termination could cause the Portfolio to accelerate the payment of liabilities, which settlement amounts could be in excess of the amount of assets that are already posted as collateral. As a result, the early termination with respect to derivative instruments subject to Master Agreements that are in a net liability position could be material to the Portfolio’s financial statements.

Structured Securities: Certain of the Portfolios may invest in structured securities for various purposes, including managing exposure to fluctuations in currency exchange rates, interest rates, commodity prices, indices or other financial indicators or for speculation. As of April 30, 2012, none of the Portfolios had open structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.

The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Portfolio’s entire investment in the structured security. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference (i.e. leveraged structured securities). Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed income investments (i.e.

investment grade corporate bonds). The risks of investing in a particular structured security will depend on the terms of the investment; however, structured securities generally will expose the Portfolio to credit risk, illiquidity risk and market risk. Credit risk arises from the potential inability of counterparties to meet the terms of their contract. Structured securities are typically sold in private placement transactions with no active trading market. Market risk is the risk that there will be an unfavorable change in the Reference. Investments in structured securities may be more volatile than their underlying instruments; however, generally any loss is limited to the amount of the original investment.

Derivative Instruments:

The following tables present the value of derivatives held as of April 30, 2012, by their primary underlying risk exposure. For a detailed presentation of derivatives held as of April 30, 2012, please refer to the Portfolio of Investments.

	Corporate Bond Portfolio
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value
Interest rate contracts
Futures contracts (variation margin)(2)(3)	$—	$79,688

(1)	The Portfolio’s derivative contracts held during the period ended April 30, 2012, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)	The average value outstanding for interest rate futures contracts was $74,346,875
(3)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $(1,605,591) as reported in the Portfolio of Investments.

	Global Bond Portfolio
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value
Interest rate contracts
Futures contracts (variation margin)(2)(3)	$71,963	$—
Unrealized appreciation (depreciation) on interest rate swaps(4)	628,541	1,523,262

Credit contracts
Unrealized appreciation (depreciation) on credit default swaps(5)	57,412	56,813

Foreign exchange contracts(6)	1,329,239	969,281

	$2,087,155	$2,549,356

(1)	The Portfolio’s derivative contracts held during the period ended April 30, 2012, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)	The average value outstanding for interest rate futures contracts was $99,210,871
(3)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $640,840 as reported in the Portfolio of Investments.
(4)	The average notional amount outstanding for interest rate swap contracts was $153,102,341
(5)	The average notional amount outstanding for credit default swap contracts was $30,650,000
(6)	The average notional amount outstanding for forward foreign currency contracts was $198,659,965

	Total Return Bond Portfolio
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value
Interest rate contracts
Futures contracts (variation margin)(2)(8)	$—	$7,188
Call and put options purchased at value(3)	313	—
Call and put options written at value(4)	82,851	—
Unrealized appreciation (depreciation) on interest rate swaps(5)	3,915,649	—

Credit contracts
Unrealized appreciation (depreciation) on credit default swaps(6)	41,301	73,631

Foreign exchange contracts(7)	653,453	1,226,944

	$4,693,567	$1,307,763

(1)	The Portfolio’s derivative contracts held during the period ended April 30, 2012, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)	The average value outstanding for interest rate futures contracts was $28,338,516
(3)	The average notional amount outstanding for purchased options contracts on interest rate swap contracts was $8,800,000
(4)	The average notional amount outstanding for written options contracts on interest rate swap contracts was $13,333,333
(5)	The average notional amount outstanding for interest rate swap contracts was $185,057,336
(6)	The average notional amount outstanding for credit default swap contracts was $6,600,000
(7)	The average notional amount outstanding for forward foreign currency contracts was $168,357,588
(8)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $(147,539) as reported in the Portfolio of Investments.

	Balanced Portfolio
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value
Equity contracts
Futures contracts (variation margin)(2)(4)	$—	$4,933

Interest rate contracts
Futures contracts (variation margin)(3)(4)	—	1,156

	$—	$6,089

(1)	The Portfolio’s derivative contracts held during the period ended April 30, 2012, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)	The average value outstanding for equity futures contracts was $928,250
(3)	The average value outstanding for interest rate futures contracts was $6,584,854
(4)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $(6,722) as reported in the Portfolio of Investments.

	SunAmerica Dynamic Allocation Portfolio
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value
Equity contracts
Futures contracts (variation margin)(2)(3)	$—	$99,470

(1)	The Portfolio’s derivative contracts held during the period ended April 30, 2012, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)	The average value outstanding for equity futures contracts was $41,148,823
(3)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $146,993 as reported in the Portfolio of Investments.

	Telecom Utility Portfolio
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value
Foreign exchange contracts(2)	$26,101	$93,840

(1)	The Portfolio’s derivative contracts held during the period ended April 30, 2012, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)	The average notional amount outstanding for forward foreign currency contracts was $8,594,742

	Equity Index Portfolio
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value
Equity contracts
Futures contracts (variation margin)(2)(3)	$—	$4,165

(1)	The Portfolio’s derivative contracts held during the period ended April 30, 2012, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)	The average value outstanding for equity futures contracts was $1,418,076
(3)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $11,840 as reported in the Portfolio of Investments.

	International Growth and Income Portfolio
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value
Foreign exchange contracts(2)(3)	$843,227	$812,892

(1)	The Portfolio’s derivative contracts held during the period ended April 30, 2012, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)	The average notional amount outstanding for forward foreign currency contracts was $157,597,335

	International Diversified Equities Portfolio
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value
Equity contracts
Futures contracts (variation margin)(2)(4)	$202,742	$—

Foreign exchange contracts(3)	240,657	12,035

	$443,399	$12,035

(1)	The Portfolio’s derivative contracts held during the period ended April 30, 2012, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)	The average value outstanding for equity futures contracts was $26,140,839
(3)	The average notional amount outstanding for forward foreign currency contracts was $38,862,874
(4)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $46,759 as reported in the Portfolio of Investments.

Note 2. Repurchase Agreements

As of April 30, 2012, the following Portfolios held an undivided interest in a joint repurchase agreement with State Street Bank and Trust Co.:

Portfolio	Percentage Interest	Principal Amount
High Yield Bond	8.74%	$22,669,000
Equity Index	1.06	2,741,000
“Dogs” of Wall Street	0.92	2,380,000
Blue Chip Growth	1.79	4,642,000

As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

State Street Bank and Trust Co., dated April 30, 2012, bearing interest at a rate of 0.01% per annum, with a principal amount of $259,506,000, a repurchase price of $259,506,072 and a maturity date of May 1, 2012. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Notes	4.50%	11/15/2015	$228,200,000	$264,698,764

Note 3. Transactions with Affiliates

As disclosed in the Portfolio of Investments, certain Portfolios owned shares of various SunAmerica Mutual Funds and securities issued by AIG or an affiliate thereof. For the period ended April 30, 2012, transactions in these securities were as follows:

Portfolio	Security	Income	Value at January 31, 2012	Cost of Purchases	Proceeds of Sales	Realized Gain/ (Loss)	Change in Unrealized Gain/ (Loss)	Discount (Premium) Amortization	Value at April 30, 2012
SunAmerica Dynamic Allocation	Various Anchor Series Trust Portfolios, Seasons Series Trust Portfolios and SunAmerica Series Trust Portfolios**	$—	$17,144,050	$306,651,454	$—	$—	$3,156,146	$—	$326,951,650
Equity Index	American International Group, Inc.	—	15,794	40,691	—	—	10,554	—	67,039

**	See Portfolio of Investments for details

Note 4. Federal Income Taxes

As of April 30, 2012, the amount of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term investment securities and repurchase agreements, were as follows:

	Aggregate Unrealized Gain	Aggregate Unrealized Loss	Net Unrealized Gain/(Loss)	Cost of Investments
Cash Management	$21,272	$(88,301)	$(67,029)	$307,955,065
Corporate Bond	89,670,011	(11,434,798)	78,235,213	1,010,032,117
Global Bond	16,483,730	(7,900,096)	8,583,634	352,071,924
High-Yield Bond	9,880,343	(17,236,049)	(7,355,706)	305,559,159
Total Return Bond	36,869,165	(11,299,820)	25,569,345	1,086,819,303
Balanced	14,275,803	(5,054,468)	9,221,335	159,113,150
MFS Total Return	107,571,677	(18,615,052)	88,956,625	573,644,595
SunAmerica Dynamic Allocation	4,235,292	(441,413)	3,793,879	400,878,632
Telecom Utility	8,268,417	(2,943,844)	5,324,573	43,103,503
Equity Index	5,628,174	(3,383,997)	2,244,177	48,777,524
Growth-Income	36,464,008	(1,564,638)	34,899,370	251,163,714
Equity Opportunities	19,668,726	(1,076,878)	18,591,848	73,682,554
Davis Venture Value	390,844,610	(53,174,363)	337,670,247	919,879,862
"Dogs" of Wall Street	9,436,295	(1,102,293)	8,334,002	81,589,063
Alliance Growth	63,245,403	(7,770,240)	55,475,163	339,579,169
Capital Growth	17,803,626	(1,187,222)	16,616,404	49,334,843
MFS Massachusetts Investors Trust	66,491,451	(5,643,410)	60,848,041	314,322,060
Fundamental Growth	25,957,648	(1,295,448)	24,662,200	127,378,120
Blue Chip Growth	7,691,676	(1,396,147)	6,295,529	82,002,865
Real Estate	60,036,601	(318,103)	59,718,498	288,787,749
Small Company Value	48,996,811	(12,807,405)	36,189,406	206,301,907
Mid-Cap Growth	37,361,918	(3,478,496)	33,883,422	168,864,279
Aggressive Growth	11,507,115	(1,565,175)	9,941,940	68,336,102
Growth Opportunities	30,466,209	(6,272,099)	24,194,110	206,781,171
Marsico Focused Growth	24,419,834	(1,722,535)	22,697,299	106,093,249
Technology	5,263,166	(796,447)	4,466,719	38,902,482
Small & Mid Cap Value	60,785,349	(27,016,721)	33,768,628	553,393,756
International Growth and Income	36,586,000	(18,058,505)	18,527,495	298,932,993
Global Equities	16,087,165	(2,488,702)	13,598,463	100,725,156
International Diversified Equities	28,714,130	(26,290,283)	2,423,847	258,702,168
Emerging Markets	21,849,458	(23,124,814)	(1,275,356)	271,178,253
Foreign Value	68,742,124	(88,149,919)	(19,407,795)	646,283,521

ADDITIONAL INFORMATION

Additional information is available in the Trust’s Annual and Semiannual reports which may be obtained without charge from the EDGAR database on the Securities and Exchange Commission’s website at www.sec.gov.

Item 2. Controls and Procedures.

a)	An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Act of 1940 (17 CFR 270.30a-3 (c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))), that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant of Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Series Trust

By:	/s/ John T. Genoy
John T. Genoy
President

Date: June 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: June 29, 2012

By:	/s/ Donna M. Handel
Donna M. Handel
Treasurer

Date: June 29, 2012